As filed with the United States Securities and Exchange Commission on February 6, 2008

                                              1933 Act Registration No. 33-19338
                                             1940 Act Registration No. 811-05426


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

   Pre-Effective Amendment No. _____                                         [ ]


   Post-Effective Amendment No. 81                                           [X]


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]


   Amendment No. 82                                                          [X]


                        (Check appropriate box or boxes.)

                              AIM INVESTMENT FUNDS
               (Exact Name of Registrant as Specified in Charter)

              11 Greenway Plaza, Suite 100, Houston, TX 77046-1173
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (713) 626-1919


                              John M. Zerr, Esquire
               11 Greenway Plaza, Suite 100, Houston, Texas 77046
                     (Name and Address of Agent of Service)


                                    Copy to:


Stephen R. Rimes, Esquire      Christian A. Szautner, Esquire
A I M Advisors, Inc.           Ballard Spahr Andrews & Ingersoll, LLP
11 Greenway Plaza, Suite 100   1735 Market Street, 51st Floor
Houston, Texas 77046           Philadelphia, Pennsylvania  19103-7599


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this  Amendment.

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)


[X]  on February 8, 2008, pursuant to paragraph (b)


[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on [Date], pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)

[ ]  on [Date],pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                  AIM CHINA FUND

                                                                     PROSPECTUS

                                                               FEBRUARY 8, 2008


AIM China Fund's investment objective is long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B and C shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                                 --------------
                                 AIM CHINA FUND
                                 --------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


RISK/RETURN SUMMARY                                  1
------------------------------------------------------
PERFORMANCE INFORMATION                              1
------------------------------------------------------
Annual Total Return                                  1
Performance Table                                    2
FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------
Fee Table                                            3
Expense Example                                      3
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        4

------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS           5
------------------------------------------------------
Objective and Strategies                             5
Risks                                                6
DISCLOSURE OF PORTFOLIO HOLDINGS                     7
------------------------------------------------------
FUND MANAGEMENT                                      7
------------------------------------------------------
The Advisors                                         7
Advisor Compensation                                 8
Portfolio Managers                                   8
OTHER INFORMATION                                    8
------------------------------------------------------
Sales Charges                                        8
Dividends and Distributions                          8
FINANCIAL HIGHLIGHTS                                 9
------------------------------------------------------
GENERAL INFORMATION                                A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Share Class Eligibility                            A-1

Distribution and Service (12b-1) Fees              A-2

Initial Sales Charges (Class A Shares
  Only)                                            A-2

Contingent Deferred Sales Charges (CDSCs)          A-4

Redemption Fees                                    A-5

Purchasing Shares                                  A-6

Redeeming Shares                                   A-8

Exchanging Shares                                  A-9

Rights Reserved by the Funds                      A-11

Pricing of Shares                                 A-11

Taxes                                             A-12

Payments to Financial Advisors                    A-13

Excessive Short-Term Trading Activity
  (Market Timing) Disclosures                     A-13


OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a registered service mark of A I M Management Group Inc. and AIM Funds Management Inc.

    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                                 --------------
                                 AIM CHINA FUND
                                 --------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of equity and equity-related transferable securities, including warrants and convertible securities, and/or debt securities of companies with substantial exposure to China (including the People's Republic of China, Hong Kong and Macau).
    In selecting securities for the fund's portfolio, the portfolio managers apply an actively managed bottom-up fundamental analysis and top-down multi-factor analysis that blends both growth at a reasonable price and value oriented disciplines.
    The fund may invest up to 100% of its total assets in foreign securities and up to 25% of its total assets in debt securities.
    Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:

Market Risk                           Unique Economic and Political      Credit Risk
                                        Risks of Investing in China
Equity Securities Risk                                                   Convertible Securities Risk
                                      Risks of Purchasing A Shares of
Foreign Securities Risk                 Chinese Companies                Derivatives Risk
Developing Markets Securities Risk    Interest Rate Risk                 Leverage Risk
Geographic Concentration Risk                                            Initial Public Offerings Risk

Market Risk                         Currency/Exchange Rate Risk
Equity Securities Risk              Limited Market Risk
Foreign Securities Risk             Limited Number of Holdings Risk
Developing Markets Securities Risk  Management Risk
Geographic Concentration Risk       Active Trading Risk


    Please see "Investment Objective, Strategies and Risks" for a description of these risks.
    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.



ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------


The following bar chart shows the performance of the fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total return shown would be lower.



                                                                         ANNUAL
YEAR ENDED                                                               TOTAL
DECEMBER 31                                                              RETURN
-----------                                                              ------
2007...................................................................  74.94%






    During the period shown in the bar chart, the highest quarterly return was 37.46% (quarter ended September 30, 2007) and the lowest quarterly return was -5.63% (quarter ended December 31, 2007).

                                 --------------
                                 AIM CHINA FUND
                                 --------------


PERFORMANCE INFORMATION (CONTINUED)

--------------------------------------------------------------------------------


PERFORMANCE TABLE



The following performance table compares the fund's performance to that of a broad-based securities market index, style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.



AVERAGE ANNUAL TOTAL RETURNS(1)
---------------------------------------------------------------
(for the periods ended                     SINCE      INCEPTION
December 31, 2007)              1 YEAR     INCEPTION    DATE
---------------------------------------------------------------
Class A                                               03/31/06
  Return Before Taxes            65.32%     58.10%
  Return After Taxes on
     Distributions               63.63      57.01
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                 42.49      49.84
Class B                                               03/31/06
  Return Before Taxes            68.54      60.46
Class C                                               03/31/06
  Return Before Taxes            72.60      62.02
---------------------------------------------------------------
MSCI EAFE--Registered
  Trademark-- Index (2)          11.17      15.35     03/31/06
MSCI China Index(2,3)            66.24      68.95     03/31/06
Lipper China Region Funds
  Category Average(2,4)          55.17      52.09     03/31/06
---------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.



(1) The fund's return during certain periods was positively impacted by its investments in IPOs. There can be no assurance that the fund will have favorable IPO investment opportunities in the future. For additional information regarding the fund's performance, please see the "Financial Highlights" section of this prospectus.


(2) The Morgan Stanley Capital International Europe, Australasia, and Far East Index--Registered Trademark-- Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The fund has also included the Morgan Stanley Capital International China Index which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the fund has included the Lipper China Region Funds Category Average (which may or may not include the fund) for comparison to a peer group.


(3) The Morgan Stanley Capital International China Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in China.


(4) The Lipper China Region Funds Category Average represents an average of all of the funds in the Lipper China Region Funds category. These funds concentrate their investments in equity securities whose primary trading markets or operations are concentrated in the China region or in a single country within this region.

                                 --------------
                                 AIM CHINA FUND
                                 --------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
-----------------------------------------------------------------------
(fees paid directly from your
investment)                           CLASS A     CLASS B     CLASS C
-----------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases
(as a percentage of offering price)     5.50%       None        None

Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)            None(1)     5.00%       1.00%

Redemption/Exchange Fee
(as a percentage of amount
redeemed/exchanged)                     2.00%(2)    2.00%(2)    2.00%(2)
-----------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES(3)
-----------------------------------------------------------------------
(expenses that are deducted from
fund assets)                          CLASS A     CLASS B     CLASS C
-----------------------------------------------------------------------
Management Fees                         0.94%       0.94%       0.94%

Distribution and/or Service (12b-1)
Fees                                    0.25        1.00        1.00

Other Expenses                          0.67        0.67        0.67

Acquired Fund Fees and Expenses         0.02        0.02        0.02

Total Annual Fund Operating Expenses    1.88        2.63        2.63

Fee Waivers(4,5)                        0.01        0.01        0.01

Net Annual Fund Operating Expenses      1.87        2.62        2.62
-----------------------------------------------------------------------



(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)."


(2) You may be charged a 2.00% fee on redemptions or exchanges of Class A, Class B and Class C shares held 30 days or less. See "General
    Information--Redemption Fees" for more information.

(3) There is no guarantee that actual expenses will be the same as those shown in the table.

(4) The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 2.05%, 2.80% and 2.80%, respectively, of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through at least June 30, 2008.


(5) Effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments in such affiliated money market funds. This contractual waiver resulted in an aggregate reduction in advisory fees of 0.01% for all classes of the fund for the year ended October 31, 2007. This waiver agreement is in effect through at least June 30, 2008.


    If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.
    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.
    The expense example assumes you:
  (i)  invest $10,000 in the fund for the time periods indicated;
  (ii) redeem all of your shares at the end of the periods indicated;
  (iii)earn a 5% return on your investment before operating expenses each year;
  (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements); and

  (v)  incur the applicable initial sales charges (see "General
      Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).

                                 --------------
                                 AIM CHINA FUND
                                 --------------

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual return and costs may be higher or lower, based on these assumptions, your costs would be:


          1 YEAR      3 YEARS     5 YEARS    10 YEARS
------------------------------------------------------
Class A    $729       $1,107      $1,509      $2,629
Class B     765        1,116       1,594       2,781(1)
Class C     365          816       1,394       2,963
------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


          1 YEAR      3 YEARS     5 YEARS    10 YEARS
------------------------------------------------------
Class A    $729       $1,107      $1,509      $2,629
Class B     265          816       1,394       2,781(1)
Class C     265          816       1,394       2,963
------------------------------------------------------


(1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between A I M Advisors, Inc. and certain of its affiliates and the New York Attorney General requires A I M Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10 year period;

  - Your investment has a 5% return before expenses each year;

  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed;


  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and


  - There is no sales charge on reinvested dividends.
    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that A I M Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios, your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.87%        1.88%        1.88%        1.88%        1.88%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         (2.54)%      0.50%        3.63%        6.87%       10.20%
End of Year Balance           $ 9,745.79   $10,049.85   $10,363.41   $10,686.75   $11,020.17
Estimated Annual Expenses     $   729.48   $   186.08   $   191.88   $   197.87   $   204.05
--------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                   YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.88%        1.88%        1.88%        1.88%        1.88%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        13.64%       17.19%       20.84%       24.61%       28.50%
End of Year Balance           $11,364.00   $11,718.56   $12,084.18   $12,461.21   $12,850.00
Estimated Annual Expenses     $   210.41   $   216.98   $   223.75   $   230.73   $   237.93
--------------------------------------------------------------------------------------------


CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.87%        1.88%        1.88%        1.88%        1.88%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.13%        6.35%        9.67%       13.09%       16.62%
End of Year Balance           $10,313.00   $10,634.77   $10,966.57   $11,308.73   $11,661.56
Estimated Annual Expenses     $   189.93   $   196.91   $   203.05   $   209.39   $   215.92
--------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.88%        1.88%        1.88%        1.88%        1.88%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        20.25%       24.01%       27.87%       31.86%       35.98%
End of Year Balance           $12,025.40   $12,400.59   $12,787.49   $13,186.46   $13,597.88
Estimated Annual Expenses     $   222.66   $   229.60   $   236.77   $   244.16   $   251.77
--------------------------------------------------------------------------------------------

                                 --------------
                                 AIM CHINA FUND
                                 --------------

CLASS B(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.62%        2.63%        2.63%        2.63%        2.63%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         2.38%        4.81%        7.29%        9.83%       12.44%
End of Year Balance           $10,238.00   $10,480.64   $10,729.03   $10,983.31   $11,243.61
Estimated Annual Expenses     $   265.12   $   272.45   $   278.91   $   285.52   $   292.28
--------------------------------------------------------------------------------------------

CLASS B(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.63%        2.63%        2.63%        1.88%        1.88%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        15.10%       17.83%       20.62%       24.38%       28.27%
End of Year Balance           $11,510.09   $11,782.88   $12,062.13   $12,438.47   $12,826.55
Estimated Annual Expenses     $   299.21   $   306.30   $   313.56   $   230.31   $   237.49
--------------------------------------------------------------------------------------------


CLASS C(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.62%        2.63%        2.63%        2.63%        2.63%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         2.38%        4.81%        7.29%        9.83%       12.44%
End of Year Balance           $10,238.00   $10,480.64   $10,729.03   $10,983.31   $11,243.61
Estimated Annual Expenses     $   265.12   $   272.45   $   278.91   $   285.52   $   292.28
--------------------------------------------------------------------------------------------

CLASS C(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.63%        2.63%        2.63%        2.63%        2.63%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        15.10%       17.83%       20.62%       23.48%       26.41%
End of Year Balance           $11,510.09   $11,782.88   $12,062.13   $12,348.00   $12,640.65
Estimated Annual Expenses     $   299.21   $   306.30   $   313.56   $   320.99   $   328.60
--------------------------------------------------------------------------------------------


(1) Your actual expenses may be higher or lower than those shown.


(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.


INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGIES

The fund's investment objective is long-term growth of capital.
    The fund's investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of equity and equity-related transferable securities, including warrants and convertible securities, and/or debt securities of companies with substantial exposure to China (including the People's Republic of China, Hong Kong and Macau). Under normal market conditions, the fund does not expect to invest more than 25% of its total assets in debt securities. The fund considers various factors when determining whether a company has substantial exposure to China, including whether (1) it is organized under the laws of China; (2) it has a principal office in China; (3) it derives 50% or more of its total revenues from business in China; or (4) its equity securities are traded principally on a stock exchange, or in an over-the-counter market, in China.
    In complying with the fund's 80% investment requirement, the fund's investments may include investments in derivative instruments. Derivative instruments that the fund may invest in include swaps, put options, call options, futures contracts, options on future contracts, forward currency contracts and equity-linked derivatives, including participation notes. The fund may also utilize other strategies such as reverse repurchase agreements. Derivative instruments and reverse repurchase agreements may have the effect of leveraging the fund's portfolio.
    A significant amount of the Fund's total assets may be invested in securities listed on one of the two stock exchanges in the People's Republic of China (the Shanghai and Shenzhen Stock Exchanges) and/or securities listed on the Hong Kong Stock Exchange. Securities listed on the Shanghai and Shenzhen Stock Exchanges are divided into two classes of shares: A shares, ownership of which is restricted to Chinese investors and foreign investors who have obtained a Qualified Foreign Institutional Investor (QFII) quota, and B shares, which may be owned by both Chinese and foreign investors. H shares, which are listed on the Hong Kong Exchange, have no ownership restrictions. The fund may also invest in securities of Chinese companies that are listed on stock exchanges in countries other than China, including the United States.
    The fund expects that, at least initially, its direct investments in securities listed on the Shanghai and Shenzhen stock exchanges will be through B shares. However, the fund may obtain exposure to the A share market in China by investing in participation notes issued by banks and broker-dealers that are designed to replicate the performance of A shares of Chinese companies. The fund may not invest more than 10% of its net assets in A shares and participation notes designed to replicate the performance of A shares.
    In selecting securities to buy and sell, the fund's portfolio managers will apply an actively managed bottom-up fundamental analysis and top-down multi-factor analysis that blends both growth at a reasonable price and value-oriented disciplines. In the security selection process, the portfolio managers will consider four main factors, including valuation, management/franchise value determination (including management and ownership, earnings quality, balance sheet quality and product quality), earnings growth, and liquidity. The portfolio managers will consider whether to sell a particular security when the stock trades significantly above its estimated fair value, when there is a permanent, fundamental deterioration in business prospects or when they identify more attractive opportunities elsewhere.

    The fund may invest up to 100% of its total assets in foreign securities. The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political

                                 --------------
                                 AIM CHINA FUND
                                 --------------


or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of the fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.

    When suitable opportunities are available, the fund may invest in initial public offerings (IPOs) of securities.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.


RISKS

The principal risks of investing in the fund are:
    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.
    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
    Foreign Securities Risk--Foreign securities have additional risks, including exchange rate changes, and may have relatively low market liquidity, decreased publicly available information about issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions.
    Developing Markets Securities Risk--The factors described above for "Foreign Securities Risk" may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries (i.e., those that are in the initial stages of their industrial cycle) have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.
    Geographic Concentration Risk--Political and economic conditions and changes in regulatory, tax, or economic policy in China could significantly affect the market in that country and in surrounding or related countries.
    Unique Economic and Political Risks of Investing in China--China remains a totalitarian country with the continuing risk of nationalization, expropriation, or confiscation of property. The legal system is still developing, making it more difficult to obtain and/or enforce judgments. Further the government could at any time alter or discontinue economic reforms. Military conflicts, either internal or with other countries, are also a risk. In addition, inflation, currency fluctuations and fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China. China's economy may be dependent on the economies of other Asian countries, many of which are developing countries.
    Risks of Purchasing A Shares of Chinese Companies--Substantial liquidity risks exist in the A share market. A shares and/or participation notes designed to replicate the performance of such A shares may be illiquid and therefore subject to the fund's limitation on investing in illiquid securities. In addition, A shares are subject to regulations regarding minimum and maximum investment quotas and repatriation restrictions for both principal invested and profits earned.
    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, generally the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities generally has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.
    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.
    Convertible Securities Risk--The values of convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the fund.
    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If the fund uses derivatives to "hedge" the overall risk of its portfolio, it is possible that the hedge may not succeed. This may happen for various

                                 --------------
                                 AIM CHINA FUND
                                 --------------

reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.
    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause the fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the fund.
    Currency/Exchange Rate Risk--The fund may buy or sell currencies other than the U.S. Dollar and use derivatives involving foreign currencies in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.
    Limited Market Risk--Certain securities issued by companies in China may be less liquid and harder to sell as well as more volatile than many U.S. securities. This means that the fund may be unable to sell foreign securities at favorable prices at certain times. As stated above, this may be particularly true with respect to A shares issued by Chinese companies.

    Limited Number of Holdings Risk--Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investments in the fund.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

    Initial Public Offerings Risk--The prices of IPO securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the fund will have favorable IPO investment opportunities.


    Active Trading Risk--The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short-term gains and losses, which may affect the taxes that must be paid.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.aiminvestments.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.aiminvestments.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------


THE ADVISORS



A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Invesco Hong Kong Limited (the subadvisor or Invesco Hong Kong) is located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.


    The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1990. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM Funds), AIM, A I M Distributors, Inc. (ADI) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.


    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the

                                 --------------
                                 AIM CHINA FUND
                                 --------------

parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.
    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION


During the fiscal year ended October 31, 2007, the advisor received compensation of 0.93% of average daily net assets after fee waivers and/or expense reimbursements.


    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement and sub-advisory agreement are available in each fund's most recent report to shareholders for the twelve-month period ended October 31.



PORTFOLIO MANAGERS



Investment decisions for the fund are made by the investment management team at Invesco Hong Kong. The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:


- Samantha Ho, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 2004. From 2000 to 2004, she was a Portfolio Manager at Manulife Asset Management (HK) Ltd.


- May Lo, Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with the subadvisor and/or its affiliates since 2005. From 2004 to 2005, she was an investment analyst at Asia Strategic Investment Management. Prior to 2004, she attended MIT Sloan Business School earning a Masters of Business Administration.

    More information on these portfolio managers may be found on the advisor's website http://www.aiminvestments.com. The website is not part of this prospectus.
    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES


Purchases of Class A shares of AIM China Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares
Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class B and Class C shares are subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.


DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist of both capital gains and ordinary income.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                                 --------------
                                 AIM CHINA FUND
                                 --------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial along with results for a single fund share.
    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).
    This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

    For a discussion of how investments in IPOs affected the Fund's performance, see the "Performance Information" section of this prospectus.



                                                                          CLASS A
                                                              -------------------------------
                                                                                  MARCH 31,
                                                                                    2006
                                                                                (COMMENCEMENT
                                                              YEAR ENDED          DATE) TO
                                                              OCTOBER 31,        OCTOBER 31,
                                                                 2007               2006
                                                              -----------       -------------
Net asset value, beginning of period                           $  10.98            $ 10.00
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                         0.01               0.09
---------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          17.67               0.87
=============================================================================================
    Total from investment operations                              17.68               0.96
=============================================================================================
Less dividends from net investment income                         (0.10)                --
=============================================================================================
Redemption fees added to shares of beneficial interest             0.03               0.02
=============================================================================================
Net asset value, end of period                                 $  28.59            $ 10.98
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                  162.36%              9.80%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $385,401            $14,212
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.85%(c)           2.09%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.86%(c)           4.14%(d)
=============================================================================================
Ratio of net investment income to average net assets               0.04%(c)           1.60%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                          102%                80%
_____________________________________________________________________________________________
=============================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $87,630,687.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                 --------------
                                 AIM CHINA FUND
                                 --------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                          CLASS B
                                                              -------------------------------
                                                                                  MARCH 31,
                                                                                    2006
                                                                                (COMMENCEMENT
                                                              YEAR ENDED          DATE) TO
                                                              OCTOBER 31,        OCTOBER 31,
                                                                 2007               2006
                                                              -----------       -------------
Net asset value, beginning of period                            $ 10.93            $10.00
---------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a)                                  (0.14)             0.05
---------------------------------------------------------------------------------------------
 Net gains on securities (both realized and unrealized)           17.57              0.86
=============================================================================================
   Total from investment operations                               17.43              0.91
=============================================================================================
Less dividends from net investment income                         (0.07)               --
=============================================================================================
Redemption fees added to shares of beneficial interest             0.03              0.02
=============================================================================================
Net asset value, end of period                                  $ 28.32            $10.93
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                  160.56%             9.30%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $51,222            $2,881
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
 With fee waivers and/or expense reimbursements                    2.60%(c)          2.84%(d)
---------------------------------------------------------------------------------------------
 Without fee waivers and/or expense reimbursements                 2.61%(c)          4.89%(d)
=============================================================================================
Ratio of net investment income (loss) to average net assets       (0.71)%(c)         0.85%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                          102%               80%
_____________________________________________________________________________________________
=============================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $14,437,724.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.



                                                                          CLASS C
                                                              -------------------------------
                                                                                  MARCH 31,
                                                                                    2006
                                                                                (COMMENCEMENT
                                                              YEAR ENDED          DATE) TO
                                                              OCTOBER 31,        OCTOBER 31,
                                                                 2007               2006
                                                              -----------       -------------
Net asset value, beginning of period                           $  10.92            $10.00
---------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a)                                  (0.14)             0.05
---------------------------------------------------------------------------------------------
 Net gains on securities (both realized and unrealized)           17.55              0.85
=============================================================================================
   Total from investment operations                               17.41              0.90
=============================================================================================
Less dividends from net investment income                         (0.07)               --
=============================================================================================
Redemption fees added to shares of beneficial interest             0.03              0.02
=============================================================================================
Net asset value, end of period                                 $  28.29            $10.92
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                  160.52%             9.20%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $127,122            $2,950
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
 With fee waivers and/or expense reimbursements                    2.60%(c)          2.84%(d)
---------------------------------------------------------------------------------------------
 Without fee waivers and/or expense reimbursements                 2.61%(c)          4.89%(d)
=============================================================================================
Ratio of net investment income (loss) to average net assets       (0.71)%(c)         0.85%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                          102%               80%
_____________________________________________________________________________________________
=============================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $24,624,085.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                  THE AIM FUNDS

GENERAL INFORMATION

In addition to the fund, AIM serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

CLASS A                     CLASS A3            CLASS B              CLASS C             CLASS R         INVESTOR CLASS
-------                -----------------  -------------------  ------------------  ------------------  -----------------
-  Initial             -  No initial      -  No initial        -  No initial          -  No initial    -  No initial
   sales charge which     sales charge       sales charge         sales charge           sales charge     sales charge
   may be waived or
   reduced

-  Contingent          -  No contingent   -  Contingent        -  Contingent       -  Contingent       -  No contingent
   deferred sales         deferred sales     deferred sales       deferred sales      deferred sales      deferred sales
   charge on certain      charge             charge on            charge on           charge on           charge
   redemptions                               redemptions          redemptions         certain
                                             within six years     within one          redemptions
                                                                  year(3)

-  12b-1 fee of        -  12b-1 fee of    -  12b-1 fee of      -  12b-1 fee of     -  12b-1 fee of     -  12b-1 fee
   0.25%(1)               0.25%              1.00%                1.00%(4)            0.50%               of 0.25%(1)

                       -  Does not        -  Converts to       -  Does not         -  Does not         -  Does not
                          convert to         Class A shares       convert to          convert to          convert to
                          Class A shares     on or about the      Class A shares      Class A shares      Class A shares
                                             end of the month
                                             which is at
                                             least eight
                                             years after the
                                             date on which
                                             shares were
                                             purchased along
                                             with a pro rata
                                             portion of
                                             reinvested
                                             dividends and
                                             distributions(2)

-  Generally           -  Available       -  Purchase          -  Generally  more  -  Generally,       -  Generally
   more appropriate       only through a     orders limited       appropriate for     available only      closed to new
   for long-term          limited number     to amount less       short-term          to employee         investors
   investors              of funds           than $100,000        investors           benefit plans

                                                               -  Purchase
                                                                  orders limited
                                                                  to amounts less
                                                                  than $1,000,000

(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.


MCF--12/07                             A-1

CLASS R SHARES

Class R shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Employee benefit plans; provided, however, that retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Investor Class shares, unless the plan is considered a grandfathered investor or the account is opened through a grandfathered intermediary. Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to A I M Distributors, Inc. (AIM Distributors) to compensate or reimburse, as applicable, AIM Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $ 25,000                       5.50%          5.82%
$ 25,000 but less than $ 50,000          5.25           5.54
$ 50,000 but less than $ 100,000         4.75           4.99
$100,000 but less than $ 250,000         3.75           3.90
$250,000 but less than $ 500,000         3.00           3.09
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY II INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $50,000                        4.75%          4.99%
$ 50,000 but less than $ 100,000         4.00           4.17
$100,000 but less than $ 250,000         3.75           3.90
$250,000 but less than $ 500,000         2.50           2.56
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY III INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $100,000                       1.00%          1.01%
$100,000 but less than $ 250,000         0.75           0.76
$250,000 but less than $1,000,000        0.50           0.50

CATEGORY IV INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $100,000                       2.50%          2.56%
$100,000 but less than $ 250,000         2.00           2.04
$250,000 but less than $ 500,000         1.50           1.52
$500,000 but less than $1,000,000        1.25           1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current or retired trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any foundation, trust or employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

- Any registered representative or employee of any intermediary who has an agreement with AIM Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship).

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.aiminvestments.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P or R) and investments in the AIM College Savings Plan--Registered Trademark-- for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

- A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

- A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If AIM Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares without paying an initial sales charge, your shares may be subject to a CDSC upon redemption in the following circumstances:

                                                                                   CDSC APPLICABLE UPON
SHARES INITIALLY PURCHASED           SHARES HELD AFTER AN EXCHANGE                 REDEMPTION OF SHARES
--------------------------       -------------------------------------   ----------------------------------------
-   Class A shares of any        -   Class A shares of any Category I,   -   1% if shares are redeemed
    Category I, II or IV fund        II or IV fund                           within 18 months of initial purchase
                                                                             of any Category I, II or IV Fund

                                 -   AIM Cash Reserve Shares of AIM
                                     Money Market Fund

                                 -   Class A Shares of AIM Tax-Exempt
                                     Cash Fund

                                 -   Class A3 Shares of AIM Limited
                                     Maturity Treasury Fund and
                                     AIM Tax-Free Intermediate Fund

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN

AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                           5%        1%
Second                          4      None
Third                           3      None
Fourth                          3      None
Fifth                           2      None
Sixth                           1      None
Seventh and following        None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

AIM Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if AIM Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.aiminvestments.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

     The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Aggressive Growth Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Value Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM S&P 500 Index Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and variable insurance contracts which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

TEMPORARY REDEMPTION FEE FOR CLASS A SHARES OF AIM SELECT REAL ESTATE INCOME
FUND

On March 12, 2007, AIM Select Real Estate Income Fund, a closed-end fund, was reorganized as an open-end fund. Shareholders of the Common Shares of the closed-end AIM Select Real Estate Income Fund received Class A shares of the open-end AIM Select Real Estate Income Fund in connection with the reorganization. If you redeem those shares received in connection with the reorganization, including redeeming by exchange, within 12 months following the date of the reorganization, you will be charged a 2.00% redemption fee.

     This 2.00% redemption fee will not apply to Class A shares of the open-end AIM Select Real Estate Income Fund that are purchased after the reorganization. The redemption fee will be retained by the open-end AIM Select Real Estate Income Fund to offset transaction costs and other expenses associated with redemptions or exchanges. It is designed, in part, to stabilize outflows from the open-end AIM Select Real Estate Income Fund after the reorganization and to deter arbitrage trades by investors seeking to profit from the difference between the cost of purchasing Common Shares of the closed-end AIM Select Real Estate Income Fund at a discount to net asset value, and the proceeds of redeeming Class A shares of the open-end AIM Select Real Estate Fund at their net asset value following the reorganization. To the extent that arbitrage and other short-term trading still occurs, the redemption fee would protect AIM Select Real Estate Income Fund and its long-term shareholders by recouping some of the costs of the arbitrage-related redemptions and exchanges. The redemption fee may also offset to some extent some of the direct and indirect costs associated with the reorganization.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, and Investor Class shares for fund accounts are as follows:

                                                                                          ADDITIONAL
                                                                     INITIAL INVESTMENT   INVESTMENTS
TYPE OF ACCOUNT                                                           PER FUND         PER FUND
---------------                                                      ------------------   -----------
Wrap-fee accounts managed by your financial advisor                          None             None
Employee benefit plans, SEP, SARSEP and SIMPLE IRA plans                     None             None
Any type of account if the investor is purchasing shares through a
   systematic purchase plan                                                $   50            $  50
IRAs, Roth IRAs and Coverdell ESAs                                            250             25
All other accounts                                                          1,000             50
AIM Distributors has the discretion to accept orders for lesser amounts.

HOW TO PURCHASE SHARES

                          OPENING AN ACCOUNT                                  ADDING TO AN ACCOUNT
                          ------------------                                  --------------------
Through a Financial       Contact your financial advisor.                     Contact your financial advisor.
Advisor

By Mail                   Mail completed account application and check to     Mail your check and the remittance slip from your
                          the transfer agent,                                 confirmation statement to the transfer agent.
                          AIM Investment Services, Inc., P.O. Box 4739,
                          Houston, TX 77210-4739.

By Wire                   Mail completed account application to the           Call the transfer agent to receive a reference
                          transfer agent. Call the transfer agent at (800)    number. Then, use the wire instructions provided
                          959-4246 to receive a reference number. Then, use   below.
                          the wire instructions provided below.

Wire Instructions         Beneficiary Bank ABA/Routing #: 021000021
                          Beneficiary Account Number: 00100366807
                          Beneficiary Account Name: AIM Investment
                          Services, Inc.
                          RFB: Fund Name, Reference #
                          OBI: Your Name, Account #

By Telephone              Open your account using one of the methods          Select the AIM Bank Connection(SM) option on your
                          described above.                                    completed account application or complete a
                                                                              Special Account Options Form. Mail the
                                                                              application or form to the transfer agent. Once
                                                                              the transfer agent has received the form, call
                                                                              the transfer agent at the number below to place
                                                                              your purchase order.

Automated Investor Line   Open your account using one of the methods          Call the AIM 24-hour Automated Investor Line at
                          described above.                                    1-800-246-5463. You may place your order after
                                                                              you have provided the bank instructions that will
                                                                              be requested.

By Internet               Open your account using one of the methods          Access your account at www.aiminvestments.com.
                          described above.                                    The proper bank instructions must have been
                                                                              provided on your account. You may not purchase
                                                                              shares in retirement accounts on the internet.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50 per fund. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to AIM's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to AIM's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY AIM DISTRIBUTORS

AIM Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial Advisor      Contact your financial advisor or intermediary
or Other Intermediary            (including your retirement plan administrator).

By Mail Send a written request to the transfer agent which includes:

                                 -    Original signatures of all registered
                                      owners/trustees;

                                 - The dollar value or number of shares that you wish to redeem;

                                 - The name of the fund(s) and your account number; and

                                 -    Signature guarantees, if necessary (see
                                      below).

                                 The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form.

By Telephone                     Call the transfer agent at 1-800-959-4246. You
                                 will be allowed to redeem by telephone if:

                                 - Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                                 -    You do not hold physical share
                                      certificates;

                                 -    You can provide proper identification
                                      information;

                                 -    Your redemption proceeds do not exceed
                                      $250,000 per fund; and

                                 -    You have not previously declined the
                                      telephone redemption privilege.

                                 You may, in limited circumstances, initiate a redemption from an AIM IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

Automated Investor Line          Call the AIM 24-hour Automated Investor Line at
                                 1-800-246-5463. You may place your redemption
                                 order after you have provided the bank
                                 instructions that will be requested.

By Internet                      Place your redemption request at
                                 www.aiminvestments.com. You will be allowed to
                                 redeem by Internet if:

                                 -    You do not hold physical share
                                      certificates;

                                 -    You can provide proper identification
                                      information;

                                 -    Your redemption proceeds do not exceed
                                      $250,000 per fund; and

                                 -    You have already provided proper bank
                                      information.

                                 Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have an account balance of at least $5,000 in order to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

-    AIM Money Market Fund, AIM Cash Reserve Shares and Investor Class shares

-    AIM Tax-Exempt Cash Fund, Class A shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM                    EXCHANGE TO
-------------                    ----------------------------------------------------
AIM Cash Reserve Shares          Class A, A3, B, C, R, Investor Class
Class A                          Class A, A3, Investor Class, AIM Cash Reserve Shares
Class A3                         Class A, A3, Investor Class, AIM Cash Reserve Shares
Investor Class                   Class A, A3, Investor Class
Class P                          Class A, A3, AIM Cash Reserve Shares
Class B                          Class B
Class C                          Class C
Class R                          Class R

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 Shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     AIM may use indications of fair value from pricing services approved by the Board. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by AIM in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

     Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

     Investors in tax-exempt funds should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" in the applicable fund's prospectus.

     The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, AIM Distributors or one or more of its corporate affiliates (collectively, AIM Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. AIM Affiliates make these payments from their own resources, from AIM Distributors' retention of initial sales charges and from payments to AIM Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with AIM Affiliates.

     AIM Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits AIM Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). AIM Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments AIM Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. AIM Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     AIM Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, AIM Affiliates benefit from the incremental management and other fees paid to AIM Affiliates by the funds with respect to those assets.

     AIM Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by AIM Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from AIM Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     The AIM Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of AIM Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

The ability of AIM Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.aiminvestments.com.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:       (800) 959-4246

ON THE INTERNET:    You can send us a request by e-mail or download
                    prospectuses, SAIs, annual or semiannual reports via our
                    website: http://www.aiminvestments.com

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM China Fund
   SEC 1940 Act file number: 811-05426
----------------------------------------

AIMinvestments.com     CHI-PRO-1

                                             [AIM INVESTMENTS LOGO APPEARS HERE]
                                                   --Registered Trademark--

                                                     AIM DEVELOPING MARKETS FUND

                                                                     PROSPECTUS

                                                               FEBRUARY 8, 2008


AIM Developing Markets Fund's investment objective is to provide long-term growth of capital with a secondary investment objective of income.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B and C shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES AND STRATEGIES                 1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              3
------------------------------------------------------
Annual Total Returns                                 3
Performance Table                                    4
FEE TABLE AND EXPENSE EXAMPLE                        5
------------------------------------------------------
Fee Table                                            5
Expense Example                                      5
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        6
------------------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS                     7
------------------------------------------------------
FUND MANAGEMENT                                      7
------------------------------------------------------
The Advisor                                          7
Advisor Compensation                                 8
Portfolio Managers                                   8
OTHER INFORMATION                                    8
------------------------------------------------------
Sales Charges                                        8
Dividends and Distributions                          8
Future Limited Fund Offering                         8
FINANCIAL HIGHLIGHTS                                 9
------------------------------------------------------

GENERAL INFORMATION                                A-1
------------------------------------------------------

Choosing a Share Class                             A-1

Share Class Eligibility                            A-1
Distribution and Service (12b-1) Fees              A-2
Initial Sales Charges (Class A Shares
  Only)                                            A-2
Contingent Deferred Sales Charges (CDSCs)          A-4
Redemption Fees                                    A-5
Purchasing Shares                                  A-6
Redeeming Shares                                   A-8
Exchanging Shares                                  A-9
Rights Reserved by the Funds                      A-11
Pricing of Shares                                 A-11
Taxes                                             A-12
Payments to Financial Advisors                    A-13
Excessive Short-Term Trading Activity
  (Market Timing) Disclosures                     A-13
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investment and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a registered service mark of A I M Management Group Inc. and AIM Funds Management Inc.
    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

The fund's primary investment objective is to provide long-term growth of capital with a secondary investment objective of income. The investment objectives of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objectives by investing, normally, at least 80% of its assets in securities of companies that are in developing markets countries. In complying with this 80% investment requirement, the fund invests primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as debt securities and synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund defines developing markets countries as those countries which are not included in the MSCI World Index. The fund considers various factors when determining whether a company is in a developing country, including whether
(1) it is organized under the laws of a developing markets country; (2) it has a principal office in a developing markets country; (3) it derives 50% or more of its total revenues from business in a developing markets country; or (4) its securities are trading principally on a stock exchange, or in an over-the-counter market, in developing markets countries. The fund will normally invest in issuers in at least four countries, but it will invest no more than 25% of its total assets in issuers in any one country. The fund also may hold no more than 40% of its total assets in any one foreign currency and securities denominated in or indexed to such currency. The fund may invest in debt securities when economic and other factors appear to favor such investments. The fund may also invest up to 50% of its total assets in lower-quality debt securities, i.e., "junk bonds."


    The fund may invest up to 50% of its total assets in the following types of developing market debt securities: (1) debt securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks (sovereign debt), and "Brady Bonds"; (2) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of sovereign debt; (3) debt securities issued by banks and other business entities; and (4) debt securities denominated in or indexed to the currencies of emerging markets. Brady Bonds are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. There is no requirement with respect to the maturity or duration of debt securities in which the fund may invest. The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


    The portfolio managers employ a disciplined investment strategy that emphasizes fundamental research, supported by quantitative analysis and portfolio construction techniques. The strategy primarily focuses on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose prices do not fully reflect these attributes. Investments for the portfolio are selected "bottom-up" on a stock-by-stock basis. The focus is on the strengths of individual companies, rather than sector or country trends. The fund's portfolio managers may consider selling a security for several reasons, including when,(1) its fundamentals deteriorate or it posts disappointing earnings, (2) its stock price appears to be overvalued, or (3) a more attractive opportunity is identified.

    The fund is non-diversified, which means it can invest a greater percentage of its assets in any one issuer than a diversified fund can. With respect to 50% of its assets, a non-diversified fund is permitted to invest more than 5% of its assets in the securities of any one issuer.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.

    When suitable opportunities are available, the fund may invest in initial public offerings (IPOs) of securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases may cause the price of a debt security to decrease. The longer a bond's duration, the more sensitive it is to this risk. Junk bonds are less sensitive to this risk than are higher-quality bonds.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

    The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

    These factors may affect the prices of securities issued by foreign companies and governments located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.
    Sovereign debt securities of developing country governments are generally lower-quality debt securities. Sovereign debt securities are subject to the additional risk that, under some political, diplomatic, social or economic circumstances, some developing countries that issue lower-quality debt securities may be unable or unwilling to make principal or interest payments as they come due.
    Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.
    Because it is non-diversified, the fund may invest in fewer issuers than if it were a diversified fund. The value of the fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk, than if the fund invested more broadly.
    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
    The prices of IPO securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the fund will have favorable IPO investment opportunities.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1998...................................................................  -35.32%
1999...................................................................   61.50%
2000...................................................................  -33.45%
2001...................................................................   -1.84%
2002...................................................................   -9.07%
2003...................................................................   54.73%
2004...................................................................   27.62%
2005...................................................................   35.47%
2006...................................................................   38.83%
2007...................................................................   32.79%



    During the periods shown in the bar chart, the highest quarterly return was 34.72% (quarter ended December 31, 2001) and the lowest quarterly return was -27.81% (quarter ended September 30, 1998).



(1) The fund's return during certain periods was positively impacted by its investments in Initial Public Offering (IPOs). There can be no assurance that the fund will have favorable IPO investment opportunities in the future. For additional information regarding the fund's performance, please see the "Financial Highlights" section of this prospectus.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index, and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.


AVERAGE ANNUAL TOTAL RETURNS(1)
---------------------------------------------------------------------------------------
(for the periods ended                                            SINCE       INCEPTION
December 31, 2007)                 1 YEAR   5 YEARS   10 YEARS   INCEPTION(2)   DATE
---------------------------------------------------------------------------------------
Class A                                                                       01/11/94
  Return Before Taxes              25.51%    36.05%    11.21%         --
  Return After Taxes on
     Distributions                 24.76     35.84     10.99          --
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                   17.85     32.68      9.95          --
Class B                                                                       11/03/97
  Return Before Taxes              26.86     36.61     11.31          --
Class C                                                                       03/01/99
  Return Before Taxes              30.85     36.74        --       18.82
---------------------------------------------------------------------------------------
MSCI EAFE--Registered Trademark--
  Index(3)                         11.17     21.59      8.66          --
MSCI Emerging Markets
  Index--Service Mark--(3,4)       39.39     37.02        --          --
Lipper Emerging Market Funds
  Index(3,5)                       36.25     36.33     13.98          --
---------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.


(1) The fund's return during certain periods was positively impacted by its investments in IPOs. There can be no assurance that the fund will have favorable IPO opportunities in the future. For additional information regarding the fund's performance, please see the "Financial Highlights" section of this prospectus.
(2) Since inception performance is only provided for a class with less than ten calendar years of performance.

(3) The Morgan Stanley Capital International Europe, Australasia, and Far East--Registered Trademark-- Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US & Canada. The fund has also included the Morgan Stanley Capital International Emerging Markets Index--Service Mark--, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the fund has included the Lipper Emerging Market Funds Index (which may or may not include the fund) for comparison to a peer group.


(4) The Morgan Stanley Capital International Emerging Markets Index--Service Mark-- is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.


(5) The Lipper Emerging Market Funds Index is an equally weighted representation of the largest funds in the Lipper Emerging Markets Funds category. The funds seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from your investment)      CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases
(as a percentage of offering price)              5.50%       None        None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price
or redemption proceeds, whichever is less)       None(1)     5.00%       1.00%
Redemption/Exchange Fee
(as a percentage of amount
redeemed/exchanged)                              2.00%(2)    2.00%(2)    2.00%(2)
--------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES(3)
--------------------------------------------------------------------------------
(expenses that are deducted from fund assets)      CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
Management Fees(4)                                   0.90%     0.90%      0.90%

Distribution and/or Service (12b-1) Fees             0.25      1.00       1.00

Other Expenses                                       0.43      0.43       0.43

Acquired Fund Fees and Expenses                      0.01      0.01       0.01

Total Annual Fund Operating Expenses                 1.59      2.34       2.34

Fee Waiver(5,6)                                      0.01      0.01       0.01

Net Annual Fund Operating Expenses                   1.58      2.33       2.33
--------------------------------------------------------------------------------



(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)."


(2) You may be charged a 2.00% fee on redemptions or exchanges of Class A, Class B and Class C shares held 30 days or less. See "General
    Information--Redemption Fees" for more information.

(3) There is no guarantee that actual expenses will be the same as those shown in the table.

(4) Effective July 1, 2007, the Board of Trustees approved a reduced contractual advisory fee schedule for the fund. Pursuant to the new fee schedule, the fund's maximum annual advisory fee rate ranges from 0.935% (for average net assets up to $250 million) to 0.76% (for average net assets over $10 billion). Management Fees have been restated to reflect the new fee schedule.


(5) The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 1.75%, 2.50% and 2.50%, respectively, of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and
    (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund. The expense limitation agreement is in effect through at least June 30, 2008.


(6) Effective July 1, 2007, A I M contractually agreed to waive 100% of the advisory fee A I M receives from the affiliated money market funds on investments in such affiliated money market funds. This contractual waiver resulted in an aggregate reduction in advisory fees of 0.01% for all classes of the fund for the year ended October 31, 2007. This waiver agreement is in effect through at least June 30, 2008.



    If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.
    The expense example assumes you:
  (i)  invest $10,000 in the fund for the time periods indicated;
  (ii) redeem all of your shares at the end of the periods indicated;
  (iii)earn a 5% return on your investment before operating expenses each year;
  (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements); and

  (v)  incur the applicable initial sales charges (see "General
      Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $702    $1,023    $1,367     $2,335
Class B                                      736     1,029     1,449      2,488(1)
Class C                                      336       729     1,249      2,675
--------------------------------------------------------------------------------


    You would pay the following expenses if you did not redeem your shares:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $702    $1,023    $1,367     $2,335
Class B                                      236       729     1,249      2,488(1)
Class C                                      236       729     1,249      2,675
--------------------------------------------------------------------------------


(1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between A I M Advisors, Inc. and certain of its affiliates and the New York Attorney General requires A I M Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10 year period;

  - Your investment has a 5% return before expenses each year;

  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed;


  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and


  - There is no sales charge on reinvested dividends.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that A I M Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios, your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                  YEAR 1            YEAR 2            YEAR 3            YEAR 4            YEAR 5          YEAR 6
-------------------------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)           1.58%             1.59%             1.59%             1.59%             1.59%           1.59%
Cumulative Return Before
  Expenses                        5.00%            10.25%            15.76%            21.55%            27.63%          34.01%
Cumulative Return After
  Expenses                      (2.27)%             1.06%             4.51%             8.07%            11.76%          15.57%
End of Year Balance          $ 9,773.19        $10,106.46        $10,451.09        $10,807.47        $11,176.00      $11,557.10
Estimated Annual Expenses    $   701.86        $   158.04        $   163.43        $   169.01        $   174.77      $   180.73
-------------------------------------------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                  YEAR 7            YEAR 8            YEAR 9            YEAR 10
Annual Expense Ratio(1)           1.59%             1.59%             1.59%             1.59%
Cumulative Return Before
  Expenses                       40.71%            47.75%            55.13%            62.89%
Cumulative Return After
  Expenses                       19.51%            23.59%            27.80%            32.16%
End of Year Balance          $11,951.20        $12,358.74        $12,780.17        $13,215.97
Estimated Annual Expenses    $   186.89        $   193.26        $   199.85        $   206.67
----------------------------------------------------------------------------------------------------------------


CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                     YEAR 1            YEAR 2            YEAR 3            YEAR 4            YEAR 5          YEAR 6
----------------------------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)              1.58%             1.59%             1.59%             1.59%             1.59%           1.59%
Cumulative Return Before
  Expenses                           5.00%            10.25%            15.76%            21.55%            27.63%          34.01%
Cumulative Return After
  Expenses                           3.42%             6.95%            10.59%            14.36%            18.26%          22.30%
End of Year Balance             $10,342.00        $10,694.66        $11,059.35        $11,436.47        $11,826.46      $12,229.74
Estimated Annual Expenses       $   160.70        $   167.24        $   172.94        $   178.84        $   184.94      $   191.25
----------------------------------------------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                     YEAR 7            YEAR 8            YEAR 9            YEAR 10
---------------------------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)              1.59%             1.59%             1.59%             1.59%
Cumulative Return Before
  Expenses                          40.71%            47.75%            55.13%            62.89%
Cumulative Return After
  Expenses                          26.47%            30.78%            35.24%            39.85%
End of Year Balance             $12,646.77        $13,078.03        $13,523.99        $13,985.16
Estimated Annual Expenses       $   197.77        $   204.51        $   211.49        $   218.70
----------------------------------------------------------------------------------------------------------------------------------

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

CLASS B(2)                        YEAR 1            YEAR 2            YEAR 3            YEAR 4            YEAR 5          YEAR 6
----------------------------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)              2.33%             2.34%             2.34%             2.34%             2.34%           2.34%
Cumulative Return Before
  Expenses                           5.00%            10.25%            15.76%            21.55%            27.63%          34.01%
Cumulative Return After
  Expenses                           2.67%             5.40%             8.20%            11.08%            14.04%          17.07%
End of Year Balance             $10,267.00        $10,540.10        $10,820.47        $11,108.29        $11,403.77      $11,707.11
Estimated Annual Expenses       $   236.11        $   243.44        $   249.92        $   256.57        $   263.39      $   270.40
----------------------------------------------------------------------------------------------------------------------------------

CLASS B(2)                        YEAR 7            YEAR 8            YEAR 9            YEAR 10
----------------------------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)              2.34%             2.34%             1.59%             1.59%
Cumulative Return Before
  Expenses                          40.71%            47.75%            55.13%            62.89%
Cumulative Return After
  Expenses                          20.19%            23.38%            27.59%            31.94%
End of Year Balance             $12,018.52        $12,338.22        $12,758.95        $13,194.03
Estimated Annual Expenses       $   277.59        $   284.97        $   199.52        $   206.33
----------------------------------------------------------------------------------------------------------------------------------


CLASS C(2)                        YEAR 1            YEAR 2            YEAR 3            YEAR 4            YEAR 5          YEAR 6
----------------------------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)              2.33%             2.34%             2.34%             2.34%             2.34%           2.34%
Cumulative Return Before
  Expenses                           5.00%            10.25%            15.76%            21.55%            27.63%          34.01%
Cumulative Return After
  Expenses                           2.67%             5.40%             8.20%            11.08%            14.04%          17.07%
End of Year Balance             $10,267.00        $10,540.10        $10,820.47        $11,108.29        $11,403.77      $11,707.11
Estimated Annual Expenses       $   236.11        $   243.44        $   249.92        $   256.57        $   263.39      $   270.40
----------------------------------------------------------------------------------------------------------------------------------

CLASS C(2)                        YEAR 7            YEAR 8            YEAR 9            YEAR 10
----------------------------------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)              2.34%             2.34%             2.34%             2.34%
Cumulative Return Before
  Expenses                          40.71%            47.75%            55.13%            62.89%
Cumulative Return After
  Expenses                          20.19%            23.38%            26.66%            30.03%
End of Year Balance             $12,018.52        $12,338.22        $12,666.41        $13,003.34
Estimated Annual Expenses       $   277.59        $   284.97        $   292.55        $   300.34
----------------------------------------------------------------------------------------------------------------------------------


(1) Your actual expenses may be higher or lower than those shown.

(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------


The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.aiminvestments.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:


---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------


    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.aiminvestments.com.


FUND MANAGEMENT
--------------------------------------------------------------------------------


THE ADVISOR


A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM, A I M Distributors, Inc. (ADI) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.
    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

ADVISOR COMPENSATION


During the fiscal year ended October 31, 2007, the advisor received compensation of 0.89% of average daily net assets after fee waivers and/or expense reimbursements.


    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement of the fund is available in the fund's most recent report to shareholders for the twelve-month period ended October 31.



PORTFOLIO MANAGERS


The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Shuxin Cao (lead manager with respect to the fund's investments in Asia Pacific and Latin America), Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1997.

- Borge Endresen (lead manager with respect to the fund's investments in Europe, Africa and the Middle East), Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1999.

    A lead manager generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which a lead manager may perform these functions, and the nature of these functions, may change from time to time.
    They are assisted by the advisor's Asia Pacific/Latin America and Europe/Canada Teams, which are comprised of portfolio managers and research analysts. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time.

    More information on these portfolio managers may be found on the advisor's website http://www.aiminvestments.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES


Purchases of Class A shares of AIM Developing Markets Fund are subject to the maximum of 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class B and Class C shares are subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.


DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of income.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.


FUTURE LIMITED FUND OFFERING



Due to the sometimes limited availability of common stocks in developing companies that meet the investment criteria for the fund, the fund may limit public sale of its shares to certain new investors after assets reach approximately $2 billion.


    The fund may resume sales of shares to new investors at some future date if the Board of Trustees determines that doing so would be in the best interest of the shareholders.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.
    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).
    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

    For a discussion of how investments in IPOs affected the fund's performance, see the "Performance Information" section of this prospectus.



                                                                                         CLASS A
                                                              -------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------------
                                                                 2007            2006        2005        2004        2003
                                                              ----------       --------    --------    --------    --------
Net asset value, beginning of period                          $    23.80       $  16.81    $  12.71    $  10.52    $   6.96
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                          0.27           0.12        0.09        0.02        0.04
---------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           13.96           6.98        4.01        2.19        3.52
===========================================================================================================================
    Total from investment operations                               14.23           7.10        4.10        2.21        3.56
===========================================================================================================================
Less dividends from net investment income                          (0.06)         (0.11)         --       (0.02)         --
===========================================================================================================================
Redemption fees added to shares of beneficial interest              0.00           0.00        0.00        0.00          --
===========================================================================================================================
Net asset value, end of period                                $    37.97       $  23.80    $  16.81    $  12.71    $  10.52
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                    59.90%         42.45%      32.26%      21.05%      51.15%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,152,814       $502,546    $265,583    $197,848    $209,221
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    1.57%(c)       1.74%       1.83%       2.00%       2.00%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 1.61%(c)       1.80%       1.98%       2.22%       2.33%
===========================================================================================================================
Ratio of net investment income to average net assets                0.89%(c)       0.57%       0.62%       0.16%       0.44%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                               41%            51%         40%         49%        100%
___________________________________________________________________________________________________________________________
===========================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.


(c) Ratios are based on average daily net assets of $784,424,753.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                      CLASS B
                                                              -------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------
                                                                2007          2006       2005       2004       2003
                                                              --------       -------    -------    -------    -------
Net asset value, beginning of period                          $  23.14       $ 16.40    $ 12.48    $ 10.36    $  6.89
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                 0.04         (0.04)     (0.01)     (0.04)     (0.01)
---------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         13.54          6.81       3.93       2.16       3.48
=====================================================================================================================
    Total from investment operations                             13.58          6.77       3.92       2.12       3.47
=====================================================================================================================
Less dividends from net investment income                           --         (0.04)        --         --         --
=====================================================================================================================
Redemption fees added to shares of beneficial interest            0.00          0.01       0.00       0.00         --
=====================================================================================================================
Net asset value, end of period                                $  36.72       $ 23.14    $ 16.40    $ 12.48    $ 10.36
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                  58.69%        41.38%     31.41%     20.46%     50.36%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $103,476       $61,055    $34,456    $26,447    $30,111
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.32%(c)      2.49%      2.50%      2.52%      2.53%
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.36%(c)      2.55%      2.65%      2.74%      2.86%
=====================================================================================================================
Ratio of net investment income (loss) to average net assets       0.14%(c)     (0.18)%    (0.05)%    (0.36)%    (0.08)%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                             41%           51%        40%        49%       100%
_____________________________________________________________________________________________________________________
=====================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.


(c) Ratios are based on average daily net assets of $79,172,228.



                                                                                     CLASS C
                                                              -----------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------
                                                                2007          2006       2005       2004      2003
                                                              --------       -------    -------    ------    ------
Net asset value, beginning of period                          $  23.12       $ 16.38    $ 12.46    $10.34    $ 6.88
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                 0.04         (0.04)     (0.01)    (0.04)    (0.01)
-------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         13.52          6.81       3.93      2.16      3.47
===================================================================================================================
    Total from investment operations                             13.56          6.77       3.92      2.12      3.46
===================================================================================================================
Less dividends from net investment income                           --         (0.04)        --        --        --
===================================================================================================================
Redemption fees added to shares of beneficial interest            0.00          0.01       0.00      0.00        --
===================================================================================================================
Net asset value, end of period                                $  36.68       $ 23.12    $ 16.38    $12.46    $10.34
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                  58.65%        41.43%     31.46%    20.50%    50.29%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $219,121       $65,416    $12,327    $6,222    $4,361
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.32%(c)      2.49%      2.50%     2.52%     2.53%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.36%(c)      2.55%      2.65%     2.74%     2.86%
===================================================================================================================
Ratio of net investment income (loss) to average net assets       0.14%(c)     (0.18)%    (0.05)%   (0.36)%   (0.08)%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                             41%           51%        40%       49%      100%
___________________________________________________________________________________________________________________
===================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.


(c) Ratios are based on average daily net assets of $129,026,477.

                                  THE AIM FUNDS

GENERAL INFORMATION

In addition to the fund, AIM serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

CLASS A                     CLASS A3            CLASS B              CLASS C             CLASS R         INVESTOR CLASS
-------                -----------------  -------------------  ------------------  ------------------  -----------------
-  Initial             -  No initial      -  No initial        -  No initial          -  No initial    -  No initial
   sales charge which     sales charge       sales charge         sales charge           sales charge     sales charge
   may be waived or
   reduced

-  Contingent          -  No contingent   -  Contingent        -  Contingent       -  Contingent       -  No contingent
   deferred sales         deferred sales     deferred sales       deferred sales      deferred sales      deferred sales
   charge on certain      charge             charge on            charge on           charge on           charge
   redemptions                               redemptions          redemptions         certain
                                             within six years     within one          redemptions
                                                                  year(3)

-  12b-1 fee of        -  12b-1 fee of    -  12b-1 fee of      -  12b-1 fee of     -  12b-1 fee of     -  12b-1 fee
   0.25%(1)               0.25%              1.00%                1.00%(4)            0.50%               of 0.25%(1)

                       -  Does not        -  Converts to       -  Does not         -  Does not         -  Does not
                          convert to         Class A shares       convert to          convert to          convert to
                          Class A shares     on or about the      Class A shares      Class A shares      Class A shares
                                             end of the month
                                             which is at
                                             least eight
                                             years after the
                                             date on which
                                             shares were
                                             purchased along
                                             with a pro rata
                                             portion of
                                             reinvested
                                             dividends and
                                             distributions(2)

-  Generally           -  Available       -  Purchase          -  Generally  more  -  Generally,       -  Generally
   more appropriate       only through a     orders limited       appropriate for     available only      closed to new
   for long-term          limited number     to amount less       short-term          to employee         investors
   investors              of funds           than $100,000        investors           benefit plans

                                                               -  Purchase
                                                                  orders limited
                                                                  to amounts less
                                                                  than $1,000,000

(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.


MCF--12/07                             A-1

CLASS R SHARES

Class R shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Employee benefit plans; provided, however, that retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Investor Class shares, unless the plan is considered a grandfathered investor or the account is opened through a grandfathered intermediary. Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to A I M Distributors, Inc. (AIM Distributors) to compensate or reimburse, as applicable, AIM Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $ 25,000                       5.50%          5.82%
$ 25,000 but less than $ 50,000          5.25           5.54
$ 50,000 but less than $ 100,000         4.75           4.99
$100,000 but less than $ 250,000         3.75           3.90
$250,000 but less than $ 500,000         3.00           3.09
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY II INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $50,000                        4.75%          4.99%
$ 50,000 but less than $ 100,000         4.00           4.17
$100,000 but less than $ 250,000         3.75           3.90
$250,000 but less than $ 500,000         2.50           2.56
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY III INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $100,000                       1.00%          1.01%
$100,000 but less than $ 250,000         0.75           0.76
$250,000 but less than $1,000,000        0.50           0.50

CATEGORY IV INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $100,000                       2.50%          2.56%
$100,000 but less than $ 250,000         2.00           2.04
$250,000 but less than $ 500,000         1.50           1.52
$500,000 but less than $1,000,000        1.25           1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current or retired trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any foundation, trust or employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

- Any registered representative or employee of any intermediary who has an agreement with AIM Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship).

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.aiminvestments.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P or R) and investments in the AIM College Savings Plan--Registered Trademark-- for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

- A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

- A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If AIM Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares without paying an initial sales charge, your shares may be subject to a CDSC upon redemption in the following circumstances:

                                                                                   CDSC APPLICABLE UPON
SHARES INITIALLY PURCHASED           SHARES HELD AFTER AN EXCHANGE                 REDEMPTION OF SHARES
--------------------------       -------------------------------------   ----------------------------------------
-   Class A shares of any        -   Class A shares of any Category I,   -   1% if shares are redeemed
    Category I, II or IV fund        II or IV fund                           within 18 months of initial purchase
                                                                             of any Category I, II or IV Fund

                                 -   AIM Cash Reserve Shares of AIM
                                     Money Market Fund

                                 -   Class A Shares of AIM Tax-Exempt
                                     Cash Fund

                                 -   Class A3 Shares of AIM Limited
                                     Maturity Treasury Fund and
                                     AIM Tax-Free Intermediate Fund

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN

AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                           5%        1%
Second                          4      None
Third                           3      None
Fourth                          3      None
Fifth                           2      None
Sixth                           1      None
Seventh and following        None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

AIM Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if AIM Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.aiminvestments.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

     The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Aggressive Growth Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Value Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM S&P 500 Index Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and variable insurance contracts which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

TEMPORARY REDEMPTION FEE FOR CLASS A SHARES OF AIM SELECT REAL ESTATE INCOME
FUND

On March 12, 2007, AIM Select Real Estate Income Fund, a closed-end fund, was reorganized as an open-end fund. Shareholders of the Common Shares of the closed-end AIM Select Real Estate Income Fund received Class A shares of the open-end AIM Select Real Estate Income Fund in connection with the reorganization. If you redeem those shares received in connection with the reorganization, including redeeming by exchange, within 12 months following the date of the reorganization, you will be charged a 2.00% redemption fee.

     This 2.00% redemption fee will not apply to Class A shares of the open-end AIM Select Real Estate Income Fund that are purchased after the reorganization. The redemption fee will be retained by the open-end AIM Select Real Estate Income Fund to offset transaction costs and other expenses associated with redemptions or exchanges. It is designed, in part, to stabilize outflows from the open-end AIM Select Real Estate Income Fund after the reorganization and to deter arbitrage trades by investors seeking to profit from the difference between the cost of purchasing Common Shares of the closed-end AIM Select Real Estate Income Fund at a discount to net asset value, and the proceeds of redeeming Class A shares of the open-end AIM Select Real Estate Fund at their net asset value following the reorganization. To the extent that arbitrage and other short-term trading still occurs, the redemption fee would protect AIM Select Real Estate Income Fund and its long-term shareholders by recouping some of the costs of the arbitrage-related redemptions and exchanges. The redemption fee may also offset to some extent some of the direct and indirect costs associated with the reorganization.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, and Investor Class shares for fund accounts are as follows:

                                                                                          ADDITIONAL
                                                                     INITIAL INVESTMENT   INVESTMENTS
TYPE OF ACCOUNT                                                           PER FUND         PER FUND
---------------                                                      ------------------   -----------
Wrap-fee accounts managed by your financial advisor                          None             None
Employee benefit plans, SEP, SARSEP and SIMPLE IRA plans                     None             None
Any type of account if the investor is purchasing shares through a
   systematic purchase plan                                                $   50            $  50
IRAs, Roth IRAs and Coverdell ESAs                                            250             25
All other accounts                                                          1,000             50
AIM Distributors has the discretion to accept orders for lesser amounts.

HOW TO PURCHASE SHARES

                          OPENING AN ACCOUNT                                  ADDING TO AN ACCOUNT
                          ------------------                                  --------------------
Through a Financial       Contact your financial advisor.                     Contact your financial advisor.
Advisor

By Mail                   Mail completed account application and check to     Mail your check and the remittance slip from your
                          the transfer agent,                                 confirmation statement to the transfer agent.
                          AIM Investment Services, Inc., P.O. Box 4739,
                          Houston, TX 77210-4739.

By Wire                   Mail completed account application to the           Call the transfer agent to receive a reference
                          transfer agent. Call the transfer agent at (800)    number. Then, use the wire instructions provided
                          959-4246 to receive a reference number. Then, use   below.
                          the wire instructions provided below.

Wire Instructions         Beneficiary Bank ABA/Routing #: 021000021
                          Beneficiary Account Number: 00100366807
                          Beneficiary Account Name: AIM Investment
                          Services, Inc.
                          RFB: Fund Name, Reference #
                          OBI: Your Name, Account #

By Telephone              Open your account using one of the methods          Select the AIM Bank Connection(SM) option on your
                          described above.                                    completed account application or complete a
                                                                              Special Account Options Form. Mail the
                                                                              application or form to the transfer agent. Once
                                                                              the transfer agent has received the form, call
                                                                              the transfer agent at the number below to place
                                                                              your purchase order.

Automated Investor Line   Open your account using one of the methods          Call the AIM 24-hour Automated Investor Line at
                          described above.                                    1-800-246-5463. You may place your order after
                                                                              you have provided the bank instructions that will
                                                                              be requested.

By Internet               Open your account using one of the methods          Access your account at www.aiminvestments.com.
                          described above.                                    The proper bank instructions must have been
                                                                              provided on your account. You may not purchase
                                                                              shares in retirement accounts on the internet.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50 per fund. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to AIM's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to AIM's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY AIM DISTRIBUTORS

AIM Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial Advisor      Contact your financial advisor or intermediary
or Other Intermediary            (including your retirement plan administrator).

By Mail Send a written request to the transfer agent which includes:

                                 -    Original signatures of all registered
                                      owners/trustees;

                                 - The dollar value or number of shares that you wish to redeem;

                                 - The name of the fund(s) and your account number; and

                                 -    Signature guarantees, if necessary (see
                                      below).

                                 The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form.

By Telephone                     Call the transfer agent at 1-800-959-4246. You
                                 will be allowed to redeem by telephone if:

                                 - Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                                 -    You do not hold physical share
                                      certificates;

                                 -    You can provide proper identification
                                      information;

                                 -    Your redemption proceeds do not exceed
                                      $250,000 per fund; and

                                 -    You have not previously declined the
                                      telephone redemption privilege.

                                 You may, in limited circumstances, initiate a redemption from an AIM IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

Automated Investor Line          Call the AIM 24-hour Automated Investor Line at
                                 1-800-246-5463. You may place your redemption
                                 order after you have provided the bank
                                 instructions that will be requested.

By Internet                      Place your redemption request at
                                 www.aiminvestments.com. You will be allowed to
                                 redeem by Internet if:

                                 -    You do not hold physical share
                                      certificates;

                                 -    You can provide proper identification
                                      information;

                                 -    Your redemption proceeds do not exceed
                                      $250,000 per fund; and

                                 -    You have already provided proper bank
                                      information.

                                 Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have an account balance of at least $5,000 in order to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

-    AIM Money Market Fund, AIM Cash Reserve Shares and Investor Class shares

-    AIM Tax-Exempt Cash Fund, Class A shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM                    EXCHANGE TO
-------------                    ----------------------------------------------------
AIM Cash Reserve Shares          Class A, A3, B, C, R, Investor Class
Class A                          Class A, A3, Investor Class, AIM Cash Reserve Shares
Class A3                         Class A, A3, Investor Class, AIM Cash Reserve Shares
Investor Class                   Class A, A3, Investor Class
Class P                          Class A, A3, AIM Cash Reserve Shares
Class B                          Class B
Class C                          Class C
Class R                          Class R

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 Shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     AIM may use indications of fair value from pricing services approved by the Board. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by AIM in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

     Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

     Investors in tax-exempt funds should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" in the applicable fund's prospectus.

     The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, AIM Distributors or one or more of its corporate affiliates (collectively, AIM Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. AIM Affiliates make these payments from their own resources, from AIM Distributors' retention of initial sales charges and from payments to AIM Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with AIM Affiliates.

     AIM Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits AIM Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). AIM Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments AIM Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. AIM Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     AIM Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, AIM Affiliates benefit from the incremental management and other fees paid to AIM Affiliates by the funds with respect to those assets.

     AIM Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by AIM Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from AIM Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     The AIM Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of AIM Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

The ability of AIM Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.aiminvestments.com.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:       (800) 959-4246
ON THE INTERNET:    You can send us a request by e-mail or download
                    prospectuses, SAIs, annual or semiannual reports via our
                    website: http://www.aiminvestments.com

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Developing Markets Fund
   SEC 1940 Act file number: 811-05426
----------------------------------------

AIMinvestments.com     DVM-PRO-1

                                             [AIM INVESTMENTS LOGO APPEARS HERE]
                                                   --Registered Trademark--

                                                     AIM GLOBAL HEALTH CARE FUND

                                                                     PROSPECTUS

                                                               FEBRUARY 8, 2008


AIM Global Health Care Fund's investment objective is long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C, and Investor Class shares of the fund. Please read it before investing and keep it for future reference.


Investor Class shares offered by this prospectus are offered only to grandfathered investors. Please see the section of the prospectus entitled "General Information--Share Class Eligibility--Investor Class Shares."


As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                          ---------------------------
                          AIM GLOBAL HEALTH CARE FUND
                          ---------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------

PERFORMANCE INFORMATION                              2
------------------------------------------------------

Annual Total Returns                                 2
Performance Table                                    3
FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------

Fee Table                                            4
Expense Example                                      4
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        6
------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS                     7
------------------------------------------------------

FUND MANAGEMENT                                      7
------------------------------------------------------

The Advisor                                          7
Advisor Compensation                                 7
Portfolio Manager                                    7
OTHER INFORMATION                                    8
------------------------------------------------------

Sales Charges                                        8
Dividends and Distributions                          8
FINANCIAL HIGHLIGHTS                                 8
------------------------------------------------------

GENERAL INFORMATION                                A-1
------------------------------------------------------

Choosing a Share Class                             A-1
Share Class Eligibility                            A-1
Distribution and Service (12b-1) Fees              A-2
Initial Sales Charges (Class A Shares
  Only)                                            A-2
Contingent Deferred Sales Charges (CDSCs)          A-4
Redemption Fees                                    A-5
Purchasing Shares                                  A-6
Redeeming Shares                                   A-8
Exchanging Shares                                  A-9
Rights Reserved by the Funds                      A-11
Pricing of Shares                                 A-11
Taxes                                             A-12
Payments to Financial Advisors                    A-13
Excessive Short-Term Trading Activity
  (Market Timing) Disclosures                     A-13
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investment and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a registered service mark of A I M Management Group Inc. and AIM Funds Management Inc.
    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                          ---------------------------
                          AIM GLOBAL HEALTH CARE FUND
                          ---------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. >The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of health care industry companies. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a health care industry company to be one that (1) derives at least 50% of its revenues or earnings from health care activities; or (2) devotes at least 50% of its assets to such activities, based on its most recent fiscal year. Such companies include those that design, manufacture, or sell products or services used for or in connection with health care or medicine (such as pharmaceutical companies, biotechnology research firms, companies that sell medical products, and companies that own or operate health care facilities). The fund may invest in debt securities issued by health care industry companies, or in equity and debt securities of other companies the portfolio managers believe will benefit from developments in the health care industry.
    The fund will normally invest in the securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the fund will invest no more than 50% of its total assets in the securities of issuers in any one country, other than the U.S.

    The fund may invest up to 20% of its total assets in companies located in developing countries, i.e., those countries that are in the initial stages of their industrial cycles. The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers allocate the fund's assets among securities of countries and in currency denominations that are expected to provide the best opportunities for meeting the fund's investment objective. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


    When suitable opportunities are available, the fund may invest in initial public offerings (IPOs) of securities.


PRINCIPAL RISKS OF INVESTMENT IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.
    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.
    The principal risk of investments in synthetic instruments is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. Also, synthetic instruments are subject to counter party risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the fund.
    The value of the fund's shares is particularly vulnerable to factors affecting the health care industry, such as substantial government regulation. Government regulation may impact the demand for products and services offered by health care companies. Also, the products and services offered by health care companies may be subject to rapid obsolescence caused by scientific advances and technological innovations. Because the fund

                          ---------------------------
                          AIM GLOBAL HEALTH CARE FUND
                          ---------------------------

focuses its investments in the health care industry, the value of your fund shares may rise and fall more than the value of shares of a fund that invests more broadly.
    The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

    These factors may affect the prices of securities issued by foreign companies and governments located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.
    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
    The prices of IPO securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the fund will have favorable IPO investment opportunities.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.


ANNUAL TOTAL RETURNS(1)

--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


                              (PERFORMANCE GRAPH)

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1998...................................................................   18.43%
1999...................................................................    5.52%
2000...................................................................   52.08%
2001...................................................................    4.70%
2002...................................................................  -22.68%
2003...................................................................   21.44%
2004...................................................................    9.17%
2005...................................................................    8.68%
2006...................................................................    4.36%
2007...................................................................   11.52%



    During the periods shown in the bar chart, the highest quarterly return was 21.61% (quarter ended December 31, 1998) and the lowest quarterly return was -11.32% (quarter ended September 30, 1998).




(1) The fund's return during certain periods was positively impacted by its investments in IPOs. There can be no assurance that the fund will have favorable IPO investment opportunities in the future. For additional information regarding the fund's performance, please see the "Financial Highlights" section of this prospectus.

                          ---------------------------
                          AIM GLOBAL HEALTH CARE FUND
                          ---------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index, and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.


AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------
(for the periods ended December                                   SINCE        INCEPTION
31, 2007)                          1 YEAR   5 YEARS   10 YEARS   INCEPTION(1)    DATE
----------------------------------------------------------------------------------------
Class A                                                                        08/07/89
  Return Before Taxes               5.37%     9.65%     9.32%      --
  Return After Taxes on
     Distributions                  3.57      8.86      8.02       --
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                    5.04      8.29      7.70       --
Class B                                                                        04/01/93
  Return Before Taxes               5.75      9.92      9.48       --
Class C                                                                        03/01/99
  Return Before Taxes               9.71     10.18        --      8.63%
Investor Class(2)                                                              08/07/89(2)
  Return Before Taxes              11.52     10.90      9.94       --
----------------------------------------------------------------------------------------
MSCI World Index(SM) (3)            9.04     16.96      7.00       --
MSCI World Health Care Index(3,4)   3.94      9.66        --
Lipper Health/Biotechnology Funds
  Index(3,5)                       10.16     13.42      9.50       --
----------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C and Investor will vary.


(1) Since inception performance is only provided for a class with less than ten calendar years of performance.

(2) The return shown for the one year period is the historical performance of the Fund's Investor Class shares. The returns shown for other periods are the blended returns of the historical performance of the fund's Investor Class shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to the inception of the Investor Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to the Class A shares. The inception date shown is that of the fund's Class A shares. The inception date of the Investor Class shares is July 15, 2005.


(3) The Morgan Stanley Capital International World Index(SM) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The fund has also included the Morgan Stanley Capital International World Health Care Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the fund has included the Lipper Health/Biotechnology Funds Index (which may or may not include the fund) for comparison to a peer group.



(4) The Morgan Stanley Capital International World Health Care Index is a free float-adjusted market capitalization index that represents the health care segment in global developed market equity performance.



(5) The Lipper Health/Biotechnology Funds Index is an equally weighted representation of the largest funds in the Lipper Health/Biotechnology Funds category. These funds invest at least 65% of their portfolios in equity securities of companies engaged in healthcare, medicine and biotechnology.

                          ---------------------------
                          AIM GLOBAL HEALTH CARE FUND
                          ---------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
-----------------------------------------------------------------------------------
(fees paid directly from your                                             INVESTOR
investment)                           CLASS A     CLASS B     CLASS C     CLASS
-----------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases
(as a percentage of offering price)     5.50%       None        None        None

Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)            None(1)     5.00%       1.00%       None
Redemption/Exchange Fee
(as a percentage of amount
redeemed/exchanged)                     2.00%(2)    2.00%(2)    2.00%(2)    2.00%(2)

-----------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES(3)
----------------------------------------------------------------------------------------
(expenses that are deducted from fund                                          INVESTOR
assets)                                    CLASS A     CLASS B     CLASS C     CLASS
----------------------------------------------------------------------------------------
Management Fees                              0.62%       0.62%       0.62%       0.62%

Distribution and/or Service (12b-1) Fees     0.25        1.00        1.00        0.25

Other Expenses                               0.32        0.32        0.32        0.32

Acquired Fund Fees and Expenses              0.00        0.00        0.00        0.00

Total Annual Fund Operating Expenses(4)      1.19        1.94        1.94        1.19
----------------------------------------------------------------------------------------



(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)."


(2) You may be charged a 2.00% fee on redemptions or exchanges of Class A, B, C and Investor Class shares held 30 days or less. See "General
    Information--Redemption Fees" for more information.

(3) There is no guarantee that actual expenses will be the same as those shown in the table.

(4) The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C and Investor Class shares to 1.30%, 2.05%, 2.05%, and 1.30%, respectively, of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expenses on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through at least June 30, 2008.

    If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.
    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.
    The expense example assumes you:
  (i)  invest $10,000 in the fund for the time periods indicated;
  (ii) redeem all of your shares at the end of the periods indicated;
  (iii)earn a 5% return on your investment before operating expenses each year;
  (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements); and

  (v)  incur the applicable initial sales charges (see "General
      Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).

                          ---------------------------
                          AIM GLOBAL HEALTH CARE FUND
                          ---------------------------

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $665     $907     $1,168     $1,914
Class B                                      697      909      1,247      2,070(1)
Class C                                      297      609      1,047      2,264
Investor Class                               121      378        654      1,443
--------------------------------------------------------------------------------


    You would pay the following expenses if you did not redeem your shares:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $665     $907     $1,168     $1,914
Class B                                      197      609      1,047      2,070(1)
Class C                                      197      609      1,047      2,264
Investor Class                               121      378        654      1,443
--------------------------------------------------------------------------------


(1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

                          ---------------------------
                          AIM GLOBAL HEALTH CARE FUND
                          ---------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between A I M Advisors, Inc. and certain of its affiliates and the New York Attorney General requires A I M Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10 year period;

  - Your investment has a 5% return before expenses each year;


  - The funds' current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed;



  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and


  - There is no sales charge on reinvested dividends.
    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that A I M Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios, your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                     YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)              1.19%        1.19%        1.19%        1.19%        1.19%
Cumulative Return Before
  Expenses                           5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         (1.90)%        1.84%        5.72%        9.75%       13.93%
End of Year Balance             $ 9,810.05   $10,183.81   $10,571.81   $10,974.60   $11,392.73
Estimated Annual Expenses       $   664.60   $   118.96   $   123.50   $   128.20   $   133.09
----------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                     YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Annual Expense Ratio(1)              1.19%        1.19%        1.19%        1.19%        1.19%
Cumulative Return Before
  Expenses                          34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                          18.27%       22.77%       27.45%       32.31%       37.35%
End of Year Balance             $11,826.79   $12,277.39   $12,745.16   $13,230.75   $13,734.84
Estimated Annual Expenses       $   138.16   $   143.42   $   148.88   $   154.56   $   160.45
----------------------------------------------------------------------------------------------


CLASS A (WITHOUT MAXIMUM SALES
CHARGE)                           YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)              1.19%        1.19%        1.19%        1.19%        1.19%
Cumulative Return Before
  Expenses                           5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                           3.81%        7.77%       11.87%       16.13%       20.56%
End of Year Balance             $10,381.00   $10,776.52   $11,187.10   $11,613.33   $12,055.80
Estimated Annual Expenses       $   121.27   $   125.89   $   130.68   $   135.66   $   140.83
----------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM SALES
CHARGE)                           YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)              1.19%        1.19%        1.19%        1.19%        1.19%
Cumulative Return Before
  Expenses                          34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                          25.15%       29.92%       34.87%       40.01%       45.34%
End of Year Balance             $12,515.12   $12,991.95   $13,486.94   $14,000.80   $14,534.23
Estimated Annual Expenses       $   146.20   $   151.77   $   157.55   $   163.55   $   169.78
----------------------------------------------------------------------------------------------


CLASS B(2)                        YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)              1.94%        1.94%        1.94%        1.94%        1.94%
Cumulative Return Before
  Expenses                           5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                           3.06%        6.21%        9.46%       12.81%       16.27%
End of Year Balance             $10,306.00   $10,621.36   $10,946.38   $11,281.34   $11,626.55
Estimated Annual Expenses       $   196.97   $   203.00   $   209.21   $   215.61   $   222.21
----------------------------------------------------------------------------------------------

CLASS B(2)                        YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)              1.94%        1.94%        1.94%        1.19%        1.19%
Cumulative Return Before
  Expenses                          34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                          19.82%       23.49%       27.27%       32.12%       37.15%
End of Year Balance             $11,982.32   $12,348.98   $12,726.86   $13,211.75   $13,715.12
Estimated Annual Expenses       $   229.01   $   236.01   $   243.24   $   154.33   $   160.21
----------------------------------------------------------------------------------------------


CLASS C(2)                        YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)              1.94%        1.94%        1.94%        1.94%        1.94%
Cumulative Return Before
  Expenses                           5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                           3.06%        6.21%        9.46%       12.81%       16.27%
End of Year Balance             $10,306.00   $10,621.36   $10,946.38   $11,281.34   $11,626.55
Estimated Annual Expenses       $   196.97   $   203.00   $   209.21   $   215.61   $   222.21
----------------------------------------------------------------------------------------------

CLASS C(2)                        YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)              1.94%        1.94%        1.94%        1.94%        1.94%
Cumulative Return Before
  Expenses                          34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                          19.82%       23.49%       27.27%       31.16%       35.18%
End of Year Balance             $11,982.32   $12,348.98   $12,726.86   $13,116.30   $13,517.66
Estimated Annual Expenses       $   229.01   $   236.01   $   243.24   $   250.68   $   258.35
----------------------------------------------------------------------------------------------


INVESTOR CLASS                    YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)              1.19%        1.19%        1.19%        1.19%        1.19%
Cumulative Return Before
  Expenses                           5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                           3.81%        7.77%       11.87%       16.13%       20.56%
End of Year Balance             $10,381.00   $10,776.52   $11,187.10   $11,613.33   $12,055.80
Estimated Annual Expenses       $   121.27   $   125.89   $   130.68   $   135.66   $   140.83
----------------------------------------------------------------------------------------------

INVESTOR CLASS                    YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)              1.19%        1.19%        1.19%        1.19%        1.19%
Cumulative Return Before
  Expenses                          34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                          25.15%       29.92%       34.87%       40.01%       45.34%
End of Year Balance             $12,515.12   $12,991.95   $13,486.94   $14,000.80   $14,534.23
Estimated Annual Expenses       $   146.20   $   151.77   $   157.55   $   163.55   $   169.78
----------------------------------------------------------------------------------------------


(1) Your actual expenses may be higher or lower than those shown.

(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

                          ---------------------------
                          AIM GLOBAL HEALTH CARE FUND
                          ---------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------


The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.aiminvestments.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.aiminvestments.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------


THE ADVISOR

A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM, A I M Distributors, Inc. (ADI) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.
    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION


During the fiscal year ended October 31, 2007, the advisor received compensation of 0.62% of average daily net assets.


    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement of the fund is available in the fund's most recent report to shareholders for the twelve-month period ended October 31.



PORTFOLIO MANAGER



- Derek M. Taner, Portfolio Manager, is primarily responsible for the day-to-day management of the fund's portfolio. He has been responsible for the fund since 2005 and has been associated with the advisor and/or its affiliates since 2005. From 2000 to 2005, he was a portfolio manager and analyst for Franklin Advisers, Inc.


    He is assisted by the advisor's Global Health Care Team, which is comprised of portfolio managers and research analysts. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time.
    More information on the portfolio manager may be found on the advisor's website http://www.aiminvestments.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio manager's investments in the fund, a description of his compensation structure, and information regarding other accounts he manages.

                          ---------------------------
                          AIM GLOBAL HEALTH CARE FUND
                          ---------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES


Purchases of Class A shares of AIM Global Health Care Fund are subject to the maximum of 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class B and Class C shares are subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.


DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.
    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


    For a discussion of how investments in IPOs affected the fund's performance, see the "Performance Information" section of this prospectus.



                                                                                           CLASS A
                                                              -----------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------------
                                                                2007           2006        2005           2004           2003
                                                              --------       --------    --------       --------       --------
Net asset value, beginning of period                          $  31.28       $  29.77    $  26.38       $  24.09       $  22.41
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.13)(a)      (0.15)      (0.18)(a)      (0.17)(a)      (0.13)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          3.79           2.59        3.57           2.46           1.81
===============================================================================================================================
    Total from investment operations                              3.66           2.44        3.39           2.29           1.68
===============================================================================================================================
Less distributions from net realized gains                       (3.00)         (0.93)         --             --             --
===============================================================================================================================
Redemption fees added to shares of beneficial interest            0.00             --          --             --             --
===============================================================================================================================
Net asset value, end of period                                $  31.94       $  31.28    $  29.77       $  26.38       $  24.09
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                  12.82%          8.31%      12.85%          9.51%          7.50%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $642,561       $539,666    $554,679       $550,319       $536,746
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.19%(c)       1.22%       1.48%          1.89%          1.94%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.19%(c)       1.22%       1.60%          1.91%          1.94%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.44)%(c)     (0.46)%     (0.64)%        (0.63)%        (0.56)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate(d)                                          46%            83%         92%            64%            99%
_______________________________________________________________________________________________________________________________
===============================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.


(c) Ratios are based on average daily net assets of $583,090,103.


(d) For the period ending October 31, 2007, the portfolio turnover calculation excludes the value of securities purchased of $132,508,164 and sold of $38,304,911 in the effort to realign the Fund's portfolio holdings after the reorganization of AIM Advantage Health Sciences Fund into the Fund.

                          ---------------------------
                          AIM GLOBAL HEALTH CARE FUND
                          ---------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                           CLASS B
                                                              -----------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------------
                                                                2007           2006        2005           2004           2003
                                                              --------       --------    --------       --------       --------
Net asset value, beginning of period                          $  28.06       $  26.99    $  24.08       $  22.09       $  20.66
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.32)(a)      (0.36)      (0.33)(a)      (0.27)(a)      (0.23)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          3.35           2.36        3.24           2.26           1.66
===============================================================================================================================
    Total from investment operations                              3.03           2.00        2.91           1.99           1.43
===============================================================================================================================
Less distributions from net realized gains                       (3.00)         (0.93)         --             --             --
===============================================================================================================================
Redemption fees added to shares of beneficial interest            0.00             --          --             --             --
===============================================================================================================================
Net asset value, end of period                                $  28.09       $  28.06    $  26.99       $  24.08       $  22.09
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                  11.96%          7.52%      12.08%          9.01%          6.92%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $119,886       $138,788    $153,766       $168,468       $179,646
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.94%(c)       1.97%       2.14%          2.39%          2.44%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.94%(c)       1.97%       2.26%          2.41%          2.44%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.19)%(c)     (1.21)%     (1.30)%        (1.13)%        (1.06)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate(d)                                          46%            83%         92%            64%            99%
_______________________________________________________________________________________________________________________________
===============================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.


(c) Ratios are based on average daily net assets of $128,402,632.


(d) For the period ending October 31, 2007, the portfolio turnover calculation excludes the value of securities purchased of $132,508,164 and sold of $38,304,911 in the effort to realign the Fund's portfolio holdings after the reorganization of AIM Advantage Health Sciences Fund into the Fund.



                                                                                        CLASS C
                                                              ------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                               2007          2006       2005          2004          2003
                                                              -------       -------    -------       -------       -------
Net asset value, beginning of period                          $ 28.08       $ 27.01    $ 24.09       $ 22.11       $ 20.67
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.32)(a)     (0.36)     (0.33)(a)     (0.27)(a)     (0.23)
--------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         3.35          2.36       3.25          2.25          1.67
==========================================================================================================================
    Total from investment operations                             3.03          2.00       2.92          1.98          1.44
==========================================================================================================================
Less distributions from net realized gains                      (3.00)        (0.93)        --            --            --
==========================================================================================================================
Redemption fees added to shares of beneficial interest           0.00            --         --            --            --
==========================================================================================================================
Net asset value, end of period                                $ 28.11       $ 28.08    $ 27.01       $ 24.09       $ 22.11
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                 11.96%         7.51%     12.12%         8.95%         6.97%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $40,297       $42,463    $45,591       $42,863       $43,482
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.94%(c)      1.97%      2.14%         2.39%         2.44%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.94%(c)      1.97%      2.26%         2.41%         2.44%
==========================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.19)%(c)    (1.21)%    (1.30)%       (1.13)%       (1.06)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(d)                                         46%           83%        92%           64%           99%
__________________________________________________________________________________________________________________________
==========================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.


(c) Ratios are based on average daily net assets of $40,595,549.


(d) For the period ending October 31, 2007, the portfolio turnover calculation excludes the value of securities purchased of $132,508,164 and sold of $38,304,911 in the effort to realign the Fund's portfolio holdings after the reorganization of AIM Advantage Health Sciences Fund into the Fund.

                          ---------------------------
                          AIM GLOBAL HEALTH CARE FUND
                          ---------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                           INVESTOR CLASS
                                                              ----------------------------------------
                                                                                         JULY 15, 2005
                                                                    YEAR ENDED           (COMMENCEMENT
                                                                    OCTOBER 31,            DATE) TO
                                                              -----------------------     OCTOBER 31,
                                                                2007           2006          2005
                                                              --------       --------    -------------
Net asset value, beginning of period                          $  31.29       $  29.77      $  28.95
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.13)(a)      (0.15)        (0.04)(a)
------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          3.78           2.60          0.86
======================================================================================================
    Total from investment operations                              3.65           2.45          0.82
======================================================================================================
Less distributions from net realized gains                       (3.00)         (0.93)           --
======================================================================================================
Redemption fees added to shares of beneficial interest            0.00             --            --
======================================================================================================
Net asset value, end of period                                $  31.94       $  31.29      $  29.77
______________________________________________________________________________________________________
======================================================================================================
Total return(b)                                                  12.78%          8.35%         2.83%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $688,705       $739,183      $807,560
======================================================================================================
Ratio of expenses to average net assets                           1.19%(c)       1.22%         1.25%(d)
======================================================================================================
Ratio of net investment income (loss) to average net assets      (0.44)%(c)     (0.46)%       (0.41)%(d)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate(e)                                          46%            83%           92%
______________________________________________________________________________________________________
======================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $699,809,690.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year. For the period ending October 31, 2007, the portfolio turnover calculation excludes the value of securities purchased of $132,508,164 and sold of $38,304,911 in the effort to realign the Fund's portfolio holdings after the reorganization of AIM Advantage Health Sciences Fund into the Fund.

                                  THE AIM FUNDS

GENERAL INFORMATION

In addition to the fund, AIM serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

CLASS A                     CLASS A3            CLASS B              CLASS C             CLASS R         INVESTOR CLASS
-------                -----------------  -------------------  ------------------  ------------------  -----------------
-  Initial             -  No initial      -  No initial        -  No initial          -  No initial    -  No initial
   sales charge which     sales charge       sales charge         sales charge           sales charge     sales charge
   may be waived or
   reduced

-  Contingent          -  No contingent   -  Contingent        -  Contingent       -  Contingent       -  No contingent
   deferred sales         deferred sales     deferred sales       deferred sales      deferred sales      deferred sales
   charge on certain      charge             charge on            charge on           charge on           charge
   redemptions                               redemptions          redemptions         certain
                                             within six years     within one          redemptions
                                                                  year(3)

-  12b-1 fee of        -  12b-1 fee of    -  12b-1 fee of      -  12b-1 fee of     -  12b-1 fee of     -  12b-1 fee
   0.25%(1)               0.25%              1.00%                1.00%(4)            0.50%               of 0.25%(1)

                       -  Does not        -  Converts to       -  Does not         -  Does not         -  Does not
                          convert to         Class A shares       convert to          convert to          convert to
                          Class A shares     on or about the      Class A shares      Class A shares      Class A shares
                                             end of the month
                                             which is at
                                             least eight
                                             years after the
                                             date on which
                                             shares were
                                             purchased along
                                             with a pro rata
                                             portion of
                                             reinvested
                                             dividends and
                                             distributions(2)

-  Generally           -  Available       -  Purchase          -  Generally  more  -  Generally,       -  Generally
   more appropriate       only through a     orders limited       appropriate for     available only      closed to new
   for long-term          limited number     to amount less       short-term          to employee         investors
   investors              of funds           than $100,000        investors           benefit plans

                                                               -  Purchase
                                                                  orders limited
                                                                  to amounts less
                                                                  than $1,000,000

(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.


MCF--12/07                             A-1

CLASS R SHARES

Class R shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Employee benefit plans; provided, however, that retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Investor Class shares, unless the plan is considered a grandfathered investor or the account is opened through a grandfathered intermediary. Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to A I M Distributors, Inc. (AIM Distributors) to compensate or reimburse, as applicable, AIM Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $ 25,000                       5.50%          5.82%
$ 25,000 but less than $ 50,000          5.25           5.54
$ 50,000 but less than $ 100,000         4.75           4.99
$100,000 but less than $ 250,000         3.75           3.90
$250,000 but less than $ 500,000         3.00           3.09
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY II INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $50,000                        4.75%          4.99%
$ 50,000 but less than $ 100,000         4.00           4.17
$100,000 but less than $ 250,000         3.75           3.90
$250,000 but less than $ 500,000         2.50           2.56
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY III INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $100,000                       1.00%          1.01%
$100,000 but less than $ 250,000         0.75           0.76
$250,000 but less than $1,000,000        0.50           0.50

CATEGORY IV INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $100,000                       2.50%          2.56%
$100,000 but less than $ 250,000         2.00           2.04
$250,000 but less than $ 500,000         1.50           1.52
$500,000 but less than $1,000,000        1.25           1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current or retired trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any foundation, trust or employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

- Any registered representative or employee of any intermediary who has an agreement with AIM Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship).

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.aiminvestments.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P or R) and investments in the AIM College Savings Plan--Registered Trademark-- for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

- A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

- A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If AIM Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares without paying an initial sales charge, your shares may be subject to a CDSC upon redemption in the following circumstances:

                                                                                   CDSC APPLICABLE UPON
SHARES INITIALLY PURCHASED           SHARES HELD AFTER AN EXCHANGE                 REDEMPTION OF SHARES
--------------------------       -------------------------------------   ----------------------------------------
-   Class A shares of any        -   Class A shares of any Category I,   -   1% if shares are redeemed
    Category I, II or IV fund        II or IV fund                           within 18 months of initial purchase
                                                                             of any Category I, II or IV Fund

                                 -   AIM Cash Reserve Shares of AIM
                                     Money Market Fund

                                 -   Class A Shares of AIM Tax-Exempt
                                     Cash Fund

                                 -   Class A3 Shares of AIM Limited
                                     Maturity Treasury Fund and
                                     AIM Tax-Free Intermediate Fund

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN

AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                           5%        1%
Second                          4      None
Third                           3      None
Fourth                          3      None
Fifth                           2      None
Sixth                           1      None
Seventh and following        None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

AIM Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if AIM Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.aiminvestments.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

     The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Aggressive Growth Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Value Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM S&P 500 Index Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and variable insurance contracts which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

TEMPORARY REDEMPTION FEE FOR CLASS A SHARES OF AIM SELECT REAL ESTATE INCOME
FUND

On March 12, 2007, AIM Select Real Estate Income Fund, a closed-end fund, was reorganized as an open-end fund. Shareholders of the Common Shares of the closed-end AIM Select Real Estate Income Fund received Class A shares of the open-end AIM Select Real Estate Income Fund in connection with the reorganization. If you redeem those shares received in connection with the reorganization, including redeeming by exchange, within 12 months following the date of the reorganization, you will be charged a 2.00% redemption fee.

     This 2.00% redemption fee will not apply to Class A shares of the open-end AIM Select Real Estate Income Fund that are purchased after the reorganization. The redemption fee will be retained by the open-end AIM Select Real Estate Income Fund to offset transaction costs and other expenses associated with redemptions or exchanges. It is designed, in part, to stabilize outflows from the open-end AIM Select Real Estate Income Fund after the reorganization and to deter arbitrage trades by investors seeking to profit from the difference between the cost of purchasing Common Shares of the closed-end AIM Select Real Estate Income Fund at a discount to net asset value, and the proceeds of redeeming Class A shares of the open-end AIM Select Real Estate Fund at their net asset value following the reorganization. To the extent that arbitrage and other short-term trading still occurs, the redemption fee would protect AIM Select Real Estate Income Fund and its long-term shareholders by recouping some of the costs of the arbitrage-related redemptions and exchanges. The redemption fee may also offset to some extent some of the direct and indirect costs associated with the reorganization.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, and Investor Class shares for fund accounts are as follows:

                                                                                          ADDITIONAL
                                                                     INITIAL INVESTMENT   INVESTMENTS
TYPE OF ACCOUNT                                                           PER FUND         PER FUND
---------------                                                      ------------------   -----------
Wrap-fee accounts managed by your financial advisor                          None             None
Employee benefit plans, SEP, SARSEP and SIMPLE IRA plans                     None             None
Any type of account if the investor is purchasing shares through a
   systematic purchase plan                                                $   50            $  50
IRAs, Roth IRAs and Coverdell ESAs                                            250             25
All other accounts                                                          1,000             50
AIM Distributors has the discretion to accept orders for lesser amounts.

HOW TO PURCHASE SHARES

                          OPENING AN ACCOUNT                                  ADDING TO AN ACCOUNT
                          ------------------                                  --------------------
Through a Financial       Contact your financial advisor.                     Contact your financial advisor.
Advisor

By Mail                   Mail completed account application and check to     Mail your check and the remittance slip from your
                          the transfer agent,                                 confirmation statement to the transfer agent.
                          AIM Investment Services, Inc., P.O. Box 4739,
                          Houston, TX 77210-4739.

By Wire                   Mail completed account application to the           Call the transfer agent to receive a reference
                          transfer agent. Call the transfer agent at (800)    number. Then, use the wire instructions provided
                          959-4246 to receive a reference number. Then, use   below.
                          the wire instructions provided below.

Wire Instructions         Beneficiary Bank ABA/Routing #: 021000021
                          Beneficiary Account Number: 00100366807
                          Beneficiary Account Name: AIM Investment
                          Services, Inc.
                          RFB: Fund Name, Reference #
                          OBI: Your Name, Account #

By Telephone              Open your account using one of the methods          Select the AIM Bank Connection(SM) option on your
                          described above.                                    completed account application or complete a
                                                                              Special Account Options Form. Mail the
                                                                              application or form to the transfer agent. Once
                                                                              the transfer agent has received the form, call
                                                                              the transfer agent at the number below to place
                                                                              your purchase order.

Automated Investor Line   Open your account using one of the methods          Call the AIM 24-hour Automated Investor Line at
                          described above.                                    1-800-246-5463. You may place your order after
                                                                              you have provided the bank instructions that will
                                                                              be requested.

By Internet               Open your account using one of the methods          Access your account at www.aiminvestments.com.
                          described above.                                    The proper bank instructions must have been
                                                                              provided on your account. You may not purchase
                                                                              shares in retirement accounts on the internet.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50 per fund. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to AIM's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to AIM's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY AIM DISTRIBUTORS

AIM Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial Advisor      Contact your financial advisor or intermediary
or Other Intermediary            (including your retirement plan administrator).

By Mail Send a written request to the transfer agent which includes:

                                 -    Original signatures of all registered
                                      owners/trustees;

                                 - The dollar value or number of shares that you wish to redeem;

                                 - The name of the fund(s) and your account number; and

                                 -    Signature guarantees, if necessary (see
                                      below).

                                 The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form.

By Telephone                     Call the transfer agent at 1-800-959-4246. You
                                 will be allowed to redeem by telephone if:

                                 - Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                                 -    You do not hold physical share
                                      certificates;

                                 -    You can provide proper identification
                                      information;

                                 -    Your redemption proceeds do not exceed
                                      $250,000 per fund; and

                                 -    You have not previously declined the
                                      telephone redemption privilege.

                                 You may, in limited circumstances, initiate a redemption from an AIM IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

Automated Investor Line          Call the AIM 24-hour Automated Investor Line at
                                 1-800-246-5463. You may place your redemption
                                 order after you have provided the bank
                                 instructions that will be requested.

By Internet                      Place your redemption request at
                                 www.aiminvestments.com. You will be allowed to
                                 redeem by Internet if:

                                 -    You do not hold physical share
                                      certificates;

                                 -    You can provide proper identification
                                      information;

                                 -    Your redemption proceeds do not exceed
                                      $250,000 per fund; and

                                 -    You have already provided proper bank
                                      information.

                                 Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have an account balance of at least $5,000 in order to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

-    AIM Money Market Fund, AIM Cash Reserve Shares and Investor Class shares

-    AIM Tax-Exempt Cash Fund, Class A shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM                    EXCHANGE TO
-------------                    ----------------------------------------------------
AIM Cash Reserve Shares          Class A, A3, B, C, R, Investor Class
Class A                          Class A, A3, Investor Class, AIM Cash Reserve Shares
Class A3                         Class A, A3, Investor Class, AIM Cash Reserve Shares
Investor Class                   Class A, A3, Investor Class
Class P                          Class A, A3, AIM Cash Reserve Shares
Class B                          Class B
Class C                          Class C
Class R                          Class R

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 Shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     AIM may use indications of fair value from pricing services approved by the Board. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by AIM in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

     Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

     Investors in tax-exempt funds should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" in the applicable fund's prospectus.

     The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, AIM Distributors or one or more of its corporate affiliates (collectively, AIM Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. AIM Affiliates make these payments from their own resources, from AIM Distributors' retention of initial sales charges and from payments to AIM Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with AIM Affiliates.

     AIM Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits AIM Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). AIM Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments AIM Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. AIM Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     AIM Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, AIM Affiliates benefit from the incremental management and other fees paid to AIM Affiliates by the funds with respect to those assets.

     AIM Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by AIM Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from AIM Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     The AIM Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of AIM Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

The ability of AIM Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at www.aiminvestments.com.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:       (800) 959-4246

ON THE INTERNET:    You can send us a request by e-mail or download
                    prospectuses, SAIs, annual or semiannual reports via our
                    website: http://www.aiminvestments.com

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Global Health Care Fund
   SEC 1940 Act file number: 811-05426
----------------------------------------

AIMinvestments.com     GHC-PRO-1

                                             [AIM INVESTMENTS LOGO APPEARS HERE]
                                                   --Registered Trademark--

                                             AIM INTERNATIONAL TOTAL RETURN FUND

                                                                     PROSPECTUS

                                                               February 8, 2008


AIM International Total Return Fund's investment objective is to provide total return.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B and C shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.
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                      -----------------------------------
                      AIM INTERNATIONAL TOTAL RETURN FUND
                      -----------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


RISK/RETURN SUMMARY                                  1
------------------------------------------------------
PERFORMANCE INFORMATION                              1
------------------------------------------------------
Annual Total Return                                  1
Performance Table                                    2
FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------
Fee Table                                            3
Expense Example                                      3
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        4
------------------------------------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS           5
------------------------------------------------------
Objective and Strategies                             5
Risks                                                6
DISCLOSURE OF PORTFOLIO HOLDINGS                     7
------------------------------------------------------
FUND MANAGEMENT                                      7
------------------------------------------------------
The Advisors                                         7
Advisor Compensation                                 8
Portfolio Managers                                   8
OTHER INFORMATION                                    8
------------------------------------------------------
Sales Charges                                        8
Dividends and Distributions                          8
FINANCIAL HIGHLIGHTS                                 9
------------------------------------------------------
GENERAL INFORMATION                                A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Share Class Eligibility                            A-1

Distribution and Service (12b-1) Fees              A-2

Initial Sales Charges (Class A Shares
  Only)                                            A-2

Contingent Deferred Sales Charges (CDSCs)          A-4

Redemption Fees                                    A-5

Purchasing Shares                                  A-6

Redeeming Shares                                   A-8

Exchanging Shares                                  A-9

Rights Reserved by the Funds                      A-11

Pricing of Shares                                 A-11

Taxes                                             A-12

Payments to Financial Advisors                    A-13

Excessive Short-Term Trading Activity
  (Market Timing) Disclosures                     A-13

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a registered service mark of A I M Management Group Inc. and AIM Funds Management Inc.
    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                      -----------------------------------
                      AIM INTERNATIONAL TOTAL RETURN FUND
                      -----------------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

The fund's investment objective is to provide total return. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of foreign government and corporate debt securities generally, represented by the sector categories within the Lehman Brothers Global Aggregate ex US Index (unhedged), and in foreign currency investments.
    The portfolio managers will use the Lehman Brothers Global Aggregate ex US Index (unhedged) as a guide in structuring and selecting securities for the fund's portfolio. The portfolio managers apply an actively managed top-down portfolio construction and bottom-up security selection total return strategy to construct the portfolio, seeking to outperform such index. Normally, the fund will invest primarily in foreign debt securities.
    The fund may invest up to 30% of its total assets in U.S. dollar-denominated securities and up to 25% of its total assets in non-investment grade securities (junk bonds).
    Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:


Market Risk              Developing Markets Securities Risk          Leverage Risk
Interest Rate Risk       High Yield Risk                             Currency/Exchange Rate Risk
                         Mortgage- and Asset-Backed Securities Risk
Credit Risk              Derivatives Risk                            Limited Number of Holdings Risk
Foreign Securities Risk                                              Management Risk
                                                                     Active Trading Risk


    Please see "Investment Objective, Strategies and Risks" for a description of these risks.
    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.



ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------


The following bar chart shows the performance of the fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total return shown would be lower.



                                                                         ANNUAL
YEAR ENDED                                                               TOTAL
DECEMBER 31                                                              RETURN
-----------                                                              ------
2007...................................................................   9.30%






    During the period shown in the bar chart, the highest quarterly return was 6.30% (quarter ended September 30, 2007) and the lowest quarterly return was -1.19% (quarter ended June 30, 2007).

                      -----------------------------------
                      AIM INTERNATIONAL TOTAL RETURN FUND
                      -----------------------------------


PERFORMANCE INFORMATION (CONTINUED)

--------------------------------------------------------------------------------


PERFORMANCE TABLE



The following performance table compares the fund's performance to that of a broad-based securities market index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.



AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------
(for the periods ended                     SINCE      INCEPTION
December 31, 2007)              1 YEAR     INCEPTION    DATE
---------------------------------------------------------------
Class A                                               03/31/06
  Return Before Taxes             4.13       6.28
  Return After Taxes on
     Distributions                2.22       4.95
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                  2.65       4.57
Class B                                               03/31/06
  Return Before Taxes             3.38       6.22
Class C                                               03/31/06
  Return Before Taxes             7.38       8.39
---------------------------------------------------------------
Lehman Brothers Global
  Aggregate ex U.S. Index(1)     11.03      10.86     03/31/06
Lipper International Income
  Funds Index(1,2)                8.78       8.24     03/31/06
---------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.



(1) The Lehman Brothers Global Aggregate ex U.S. Index provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S. market. In addition, the fund has included the Lipper International Income Funds Index (which may or may not include the fund) for comparison to a peer group.


(2) The Lipper International Income Funds Index is an equally weighted representation of the largest funds in the Lipper International Income Funds category. These funds state in their prospectus that they invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness.

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                      -----------------------------------
                      AIM INTERNATIONAL TOTAL RETURN FUND
                      -----------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
---------------------------------------------------------------------
(fees paid directly from your
investment)                           CLASS A     CLASS B     CLASS C
---------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases
(as a percentage of offering price)     4.75%       None       None

Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)            None(1)     5.00%      1.00%

Redemption/Exchange Fee
(as a percentage of amount
redeemed/exchanged)                     2.00%(2)    2.00%(2)   2.00%(2)
---------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES(3)
--------------------------------------------------------------------------
(expenses that are deducted from fund
assets)                                    CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------------
Management Fees                              0.65%       0.65%      0.65%

Distribution and/or Service (12b-1) Fees     0.25        1.00       1.00

Other Expenses                               1.17        1.17       1.17

Acquired Fund Fees and Expenses              0.00        0.00       0.00

Total Annual Fund Operating Expenses         2.07        2.82       2.82

Fee Waivers(4)                               0.95        0.95       0.95

Net Annual Fund Operating Expenses           1.12        1.87       1.87
--------------------------------------------------------------------------



(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)."


(2) You may be charged a 2.00% fee on redemptions or exchanges of Class A, Class B and Class C shares held 30 days or less. See "General
    Information--Redemption Fees" for more information.

(3) There is no guarantee that actual expenses will be the same as those shown in the table.

(4) The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 1.10%, 1.85% and 1.85%, respectively, of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through at least June 30, 2008.


    If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.
    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.
    The example assumes you:
  (i)  invest $10,000 in the fund for the time periods indicated;
  (ii) redeem all of your shares at the end of the periods indicated;
  (iii)earn a 5% return on your investment before operating expenses each year;
  (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements); and

  (v)  incur the applicable initial sales charges (see "General
      Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).

                      -----------------------------------
                      AIM INTERNATIONAL TOTAL RETURN FUND
                      -----------------------------------

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual return and costs may be higher or lower, based on these assumptions your costs would be:


                                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------------
Class A                                                         $584    $1,005    $1,452     $2,689
Class B                                                          690     1,084     1,605      2,899(1)
Class C                                                          290       784     1,405      3,079
----------------------------------------------------------------------------------------------------


    You would pay the following expenses if you did not redeem your shares:


                                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------------
Class A                                                         $584    $1,005    $1,452     $2,689
Class B                                                          190       784     1,405      2,899(1)
Class C                                                          190       784     1,405      3,079
----------------------------------------------------------------------------------------------------


(1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between A I M Advisors, Inc. and certain of its affiliates and the New York Attorney General requires A I M Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10 year period;

  - Your investment has a 5% return before expenses each year;

  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed;


  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and


  - There is no sales charge on reinvested dividends.
    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that A I M Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios, your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.12%        2.07%        2.07%        2.07%        2.07%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                       (1.05)%        1.84%        4.83%        7.90%       11.06%
End of Year Balance           $ 9,894.57   $10,184.48   $10,482.89   $10,790.03   $11,106.18
Estimated Annual Expenses     $   583.75   $   207.82   $   213.91   $   220.17   $   226.63
--------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                   YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Annual Expense Ratio(1)            2.07%        2.07%        2.07%        2.07%        2.07%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        14.32%       17.67%       21.11%       24.66%       28.31%
End of Year Balance           $11,431.59   $11,766.54   $12,111.30   $12,466.16   $12,831.42
Estimated Annual Expenses     $   233.27   $   240.10   $   247.14   $   254.38   $   261.83
--------------------------------------------------------------------------------------------


CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.12%        2.07%        2.07%        2.07%        2.07%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.88%        6.92%       10.06%       13.28%       16.60%
End of Year Balance           $10,388.00   $10,692.37   $11,005.65   $11,328.12   $11,660.03
Estimated Annual Expenses     $   114.17   $   218.18   $   224.57   $   231.15   $   237.93
--------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.07%        2.07%        2.07%        2.07%        2.07%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        20.02%       23.53%       27.15%       30.88%       34.71%
End of Year Balance           $12,001.67   $12,353.32   $12,715.27   $13,087.83   $13,471.31
Estimated Annual Expenses     $   244.90   $   252.07   $   259.46   $   267.06   $   274.89
--------------------------------------------------------------------------------------------

                      -----------------------------------
                      AIM INTERNATIONAL TOTAL RETURN FUND
                      -----------------------------------

CLASS B(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.87%        2.82%        2.82%        2.82%        2.82%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.13%        5.38%        7.68%       10.02%       12.42%
End of Year Balance           $10,313.00   $10,537.82   $10,767.55   $11,002.28   $11,242.13
Estimated Annual Expenses     $   189.93   $   294.00   $   300.41   $   306.95   $   313.65
--------------------------------------------------------------------------------------------

CLASS B(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.82%        2.82%        2.82%        2.07%        2.07%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        14.87%       17.38%       19.94%       23.45%       27.07%
End of Year Balance           $11,487.21   $11,737.63   $11,993.51   $12,344.92   $12,706.63
Estimated Annual Expenses     $   320.48   $   327.47   $   334.61   $   251.90   $   259.28
--------------------------------------------------------------------------------------------


CLASS C(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.87%        2.82%        2.82%        2.82%        2.82%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.13%        5.38%        7.68%       10.02%       12.42%
End of Year Balance           $10,313.00   $10,537.82   $10,767.55   $11,002.28   $11,242.13
Estimated Annual Expenses     $   189.93   $   294.00   $   300.41   $   306.95   $   313.65
--------------------------------------------------------------------------------------------

CLASS C(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.82%        2.82%        2.82%        2.82%        2.82%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        14.87%       17.38%       19.94%       22.55%       25.22%
End of Year Balance           $11,487.21   $11,737.63   $11,993.51   $12,254.97   $12,522.13
Estimated Annual Expenses     $   320.48   $   327.47   $   334.61   $   341.90   $   349.36
--------------------------------------------------------------------------------------------


(1) Your actual expenses may be higher or lower than those shown.


(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.


INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGIES

The fund's investment objective is to provide total return.
    The fund's investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of foreign government and corporate debt securities, generally represented by the sector categories within the Lehman Brothers Global Aggregate ex US Index (unhedged), and in foreign currency investments. Debt securities that the fund may invest in include foreign sovereign, corporate or agency securities of varying maturities, including securitized securities, such as asset-backed and mortgage-backed securities, and commercial paper and other short-term debt instruments. The fund considers a company to be foreign based on its domicile, or in certain cases such as where the security is guaranteed by the parent or issued by a special purpose entity, its parent's domicile.
    The fund may invest in derivatives including but not limited to swaps, put options, call options, futures contracts and options on future contracts. The fund may also utilize other strategies such as dollar rolls and reverse repurchase agreements. Derivative instruments, dollar rolls and reverse repurchase agreements may have the effect of leveraging the fund's portfolio.
    Foreign currency investments may include spot contracts, forward currency contracts, currency swaps, currency options, currency futures and options on currency futures.
    The fund will use the Lehman Brothers Global Aggregate ex US Index (unhedged) as a guide in structuring and selecting its investments, but will seek to outperform such index by applying an actively managed top-down portfolio construction and bottom-up security selection total return strategy. The fund seeks to outperform its benchmark, the Lehman Brothers Global Aggregate ex US Index (unhedged), through an analysis of a variety of alpha sources (specific factors affecting the return on investments in excess of the benchmark), including, among others, high yield and emerging market risk, country risk and currency risk. In constructing the portfolio, the portfolio managers will consider macro-economic and sector level factors such as economic or political conditions, monetary policy, and emerging markets, as well as issuer specific factors such as cash flow coverage, revenue growth, stable or improving credit ratings and business margin improvement. The portfolio managers focus on securities that they believe have favorable prospects for exceeding the benchmark. The portfolio managers may adjust the split between sovereign, agency and corporate bonds in the fund depending on their assessment of overall market conditions. The portfolio managers will consider whether to sell a particular security when the risk factors relative to return materially change.
    Under normal market conditions the fund's effective duration, as estimated by the fund's portfolio managers, will be within +/- 2 years of that of the Lehman Brothers Global Aggregate ex US Index (unhedged). Effective duration is a measure, as estimated by the fund's portfolio managers, of the fund's price sensitivity to changes in interest rates.

    The fund may invest a significant amount of its total assets in foreign securities. The fund will normally invest in companies located in at least three countries other than the United States. The fund may invest up to 30% of its total assets in U.S. dollar-denominated securities. The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund, may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


    The fund may invest up to 25% of its total assets in non-investment grade securities (junk bonds), including non-investment grade emerging market securities. A fixed income security is considered investment grade if it is either rated at least Baa3 by Moody's Investors Service, Inc., BBB- by Standard & Poor's or BBB- by Fitch, or the fund's portfolio managers believe it to be of comparable credit quality.

                      -----------------------------------
                      AIM INTERNATIONAL TOTAL RETURN FUND
                      -----------------------------------


  The fund typically maintains a portion of its assets in cash, cash equivalents, high quality debt instruments, and/or money market funds advised by the fund's advisor. Depending upon the then-current investment environment, holding a relatively larger percentage of portfolio assets in such instruments may either assist or hinder the fund's relative performance and its ability to achieve its investment objective. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. In order to respond to adverse market, economic or other conditions, the fund may assume a temporary defensive position and invest a relatively larger percentage of the fund's portfolio assets in cash, cash equivalents or high quality debt instruments.


    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.


RISKS

The principal risks of investing in the fund are:
    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies and governments whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.
    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.
    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.
    Foreign Securities Risk--Foreign securities have additional risks, including exchange rate changes, and may have relatively low market liquidity, decreased publicly available information about issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions.
    Developing Markets Securities Risk--The factors described above for "Foreign Securities Risk" may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries (i.e., those that are in the initial stages of their industrial cycle) have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.
    High Yield Risk--High yield risk is a form of credit risk. Securities that are below investment grade are regarded as having predominately speculative characteristics with respect to the capacity to pay interest and repay principal. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the fund may incur additional expenses to seek recovery.
    The secondary markets in which lower-rated securities are traded may be less liquid then the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.
    Mortgage- and Asset-Backed Securities Risk--These securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, the fund may need to reinvest these early payments at lower interest rates, thereby reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time, which can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.
    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If the fund uses derivatives to "hedge" the overall risk of its portfolio, it is possible that the hedge may not succeed. This may happen for various

                      -----------------------------------
                      AIM INTERNATIONAL TOTAL RETURN FUND
                      -----------------------------------

reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.

    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause the fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the fund.

    Currency/Exchange Rate Risk--The fund may buy or sell currencies other than the U.S. Dollar and use derivatives including foreign currencies in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

    Limited Number of Holdings Risk--Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investments in the fund.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

    Active Trading Risk--The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short-term gains and losses, which may affect the taxes that must be paid.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.aiminvestments.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.aiminvestments.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------


THE ADVISORS


A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. INVESCO Asset Management Limited (the subadvisor or INVESCO Limited) is located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.

    The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1985. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM Funds), AIM, A I M Distributors, Inc. (ADI) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.
    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

                      -----------------------------------
                      AIM INTERNATIONAL TOTAL RETURN FUND
                      -----------------------------------

ADVISOR COMPENSATION


During the fiscal year ended October 31, 2007, the advisor received no compensation after fee waivers and/or expense reimbursements.


    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement and sub-advisory agreement are available in the fund's most recent report to shareholders for the twelve-month period ended October 31.



PORTFOLIO MANAGERS



Investment decisions for the fund are made by the investment management team at INVESCO Limited. The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:



- Russel Matthews (lead manager), Portfolio Manager, INVESCO Limited's Worldwide Fixed Income Group, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 2000. As lead manager, Mr. Matthews generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Matthews may perform these functions, and the nature of these functions, may change from time to time.



- Mark R. Nash, Portfolio Manager, INVESCO Limited's Worldwide Fixed Income Group, who has been responsible for the fund since 2007 and has been associated with the subadvisor and/or its affiliates since 2001.


    More information on these portfolio managers may be found on the advisor's website http://www.aiminvestments.com. The website is not part of this prospectus.
    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES


Purchases of Class A shares of AIM International Total Return Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class B and Class C shares are subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.


DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of ordinary income.

DIVIDENDS

The fund generally declares dividends quarterly and pay dividends, if any, quarterly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                      -----------------------------------
                      AIM INTERNATIONAL TOTAL RETURN FUND
                      -----------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.
    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.



                                                                           CLASS A
                                                              ----------------------------------
                                                                                  MARCH 31, 2006
                                                                                  (COMMENCEMENT
                                                              YEAR ENDED             DATE) TO
                                                              OCTOBER 31,          OCTOBER 31,
                                                                 2007                  2006
                                                              -----------         --------------
Net asset value, beginning of period                            $10.44                $10.00
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.25                  0.13
------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.69                  0.48
================================================================================================
    Total from investment operations                              0.94                  0.61
================================================================================================
Less distributions:
  Dividends from net investment income                           (0.20)                (0.06)
------------------------------------------------------------------------------------------------
  Return of capital                                                 --                 (0.11)
================================================================================================
    Total distributions                                          (0.20)                (0.17)
================================================================================================
Redemption fees added to shares of beneficial interest            0.00                  0.00
================================================================================================
Net asset value, end of period                                  $11.18                $10.44
________________________________________________________________________________________________
================================================================================================
Total return(b)                                                   9.17%                 6.14%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $6,247                $3,341
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.12%(c)              1.14%(d)
------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.06%(c)              3.92%(d)
================================================================================================
Ratio of net investment income to average net assets              2.39%(c)              2.20%(d)
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate(e)                                         509%                  231%
________________________________________________________________________________________________
================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $4,135,156.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                      -----------------------------------
                      AIM INTERNATIONAL TOTAL RETURN FUND
                      -----------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                           CLASS B
                                                              ----------------------------------
                                                                                  MARCH 31, 2006
                                                                                  (COMMENCEMENT
                                                              YEAR ENDED             DATE) TO
                                                              OCTOBER 31,          OCTOBER 31,
                                                                 2007                  2006
                                                              -----------         --------------
Net asset value, beginning of period                            $10.42                $10.00
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.17                  0.09
------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.70                  0.46
================================================================================================
    Total from investment operations                              0.87                  0.55
================================================================================================
Less distributions:
  Dividends from net investment income                           (0.13)                (0.05)
------------------------------------------------------------------------------------------------
  Return of capital                                                 --                 (0.08)
================================================================================================
    Total distributions                                          (0.13)                (0.13)
================================================================================================
Redemption fees added to shares of beneficial interest            0.00                  0.00
================================================================================================
Net asset value, end of period                                  $11.16                $10.42
________________________________________________________________________________________________
================================================================================================
Total return(b)                                                   8.44%                 5.55%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $2,395                $2,025
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.87%(c)              1.89%(d)
------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.81%(c)              4.67%(d)
================================================================================================
Ratio of net investment income to average net assets              1.64%(c)              1.45%(d)
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate(e)                                         509%                  231%
________________________________________________________________________________________________
================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $2,287,113.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                      -----------------------------------
                      AIM INTERNATIONAL TOTAL RETURN FUND
                      -----------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                           CLASS C
                                                              ----------------------------------
                                                                                  MARCH 31, 2006
                                                                                  (COMMENCEMENT
                                                              YEAR ENDED             DATE) TO
                                                              OCTOBER 31,          OCTOBER 31,
                                                                 2007                  2006
                                                              -----------         --------------
Net asset value, beginning of period                            $10.43                $10.00
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.17                  0.09
------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.69                  0.47
================================================================================================
    Total from investment operations                              0.86                  0.56
================================================================================================
Less distributions:
  Dividends from net investment income                           (0.13)                (0.05)
------------------------------------------------------------------------------------------------
  Return of capital                                                 --                 (0.08)
================================================================================================
    Total distributions                                          (0.13)                (0.13)
================================================================================================
Redemption fees added to shares of beneficial interest            0.00                  0.00
================================================================================================
Net asset value, end of period                                  $11.16                $10.43
________________________________________________________________________________________________
================================================================================================
Total return(b)                                                   8.34%                 5.65%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $1,999                $2,383
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.87%(c)              1.89%(d)
------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.81%(c)              4.67%(d)
================================================================================================
Ratio of net investment income to average net assets              1.64%(c)              1.45%(d)
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate(e)                                         509%                  231%
________________________________________________________________________________________________
================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $1,402,266.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                  THE AIM FUNDS

GENERAL INFORMATION

In addition to the fund, AIM serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

CLASS A                     CLASS A3            CLASS B              CLASS C             CLASS R         INVESTOR CLASS
-------                -----------------  -------------------  ------------------  ------------------  -----------------
-  Initial             -  No initial      -  No initial        -  No initial          -  No initial    -  No initial
   sales charge which     sales charge       sales charge         sales charge           sales charge     sales charge
   may be waived or
   reduced

-  Contingent          -  No contingent   -  Contingent        -  Contingent       -  Contingent       -  No contingent
   deferred sales         deferred sales     deferred sales       deferred sales      deferred sales      deferred sales
   charge on certain      charge             charge on            charge on           charge on           charge
   redemptions                               redemptions          redemptions         certain
                                             within six years     within one          redemptions
                                                                  year(3)

-  12b-1 fee of        -  12b-1 fee of    -  12b-1 fee of      -  12b-1 fee of     -  12b-1 fee of     -  12b-1 fee
   0.25%(1)               0.25%              1.00%                1.00%(4)            0.50%               of 0.25%(1)

                       -  Does not        -  Converts to       -  Does not         -  Does not         -  Does not
                          convert to         Class A shares       convert to          convert to          convert to
                          Class A shares     on or about the      Class A shares      Class A shares      Class A shares
                                             end of the month
                                             which is at
                                             least eight
                                             years after the
                                             date on which
                                             shares were
                                             purchased along
                                             with a pro rata
                                             portion of
                                             reinvested
                                             dividends and
                                             distributions(2)

-  Generally           -  Available       -  Purchase          -  Generally  more  -  Generally,       -  Generally
   more appropriate       only through a     orders limited       appropriate for     available only      closed to new
   for long-term          limited number     to amount less       short-term          to employee         investors
   investors              of funds           than $100,000        investors           benefit plans

                                                               -  Purchase
                                                                  orders limited
                                                                  to amounts less
                                                                  than $1,000,000

(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.


MCF--12/07                             A-1

CLASS R SHARES

Class R shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Employee benefit plans; provided, however, that retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Investor Class shares, unless the plan is considered a grandfathered investor or the account is opened through a grandfathered intermediary. Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to A I M Distributors, Inc. (AIM Distributors) to compensate or reimburse, as applicable, AIM Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $ 25,000                       5.50%          5.82%
$ 25,000 but less than $ 50,000          5.25           5.54
$ 50,000 but less than $ 100,000         4.75           4.99
$100,000 but less than $ 250,000         3.75           3.90
$250,000 but less than $ 500,000         3.00           3.09
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY II INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $50,000                        4.75%          4.99%
$ 50,000 but less than $ 100,000         4.00           4.17
$100,000 but less than $ 250,000         3.75           3.90
$250,000 but less than $ 500,000         2.50           2.56
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY III INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $100,000                       1.00%          1.01%
$100,000 but less than $ 250,000         0.75           0.76
$250,000 but less than $1,000,000        0.50           0.50

CATEGORY IV INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $100,000                       2.50%          2.56%
$100,000 but less than $ 250,000         2.00           2.04
$250,000 but less than $ 500,000         1.50           1.52
$500,000 but less than $1,000,000        1.25           1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current or retired trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any foundation, trust or employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

- Any registered representative or employee of any intermediary who has an agreement with AIM Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship).

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.aiminvestments.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P or R) and investments in the AIM College Savings Plan--Registered Trademark-- for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

- A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

- A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If AIM Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares without paying an initial sales charge, your shares may be subject to a CDSC upon redemption in the following circumstances:

                                                                                   CDSC APPLICABLE UPON
SHARES INITIALLY PURCHASED           SHARES HELD AFTER AN EXCHANGE                 REDEMPTION OF SHARES
--------------------------       -------------------------------------   ----------------------------------------
-   Class A shares of any        -   Class A shares of any Category I,   -   1% if shares are redeemed
    Category I, II or IV fund        II or IV fund                           within 18 months of initial purchase
                                                                             of any Category I, II or IV Fund

                                 -   AIM Cash Reserve Shares of AIM
                                     Money Market Fund

                                 -   Class A Shares of AIM Tax-Exempt
                                     Cash Fund

                                 -   Class A3 Shares of AIM Limited
                                     Maturity Treasury Fund and
                                     AIM Tax-Free Intermediate Fund

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN

AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                           5%        1%
Second                          4      None
Third                           3      None
Fourth                          3      None
Fifth                           2      None
Sixth                           1      None
Seventh and following        None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

AIM Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if AIM Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.aiminvestments.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

     The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Aggressive Growth Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Value Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM S&P 500 Index Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and variable insurance contracts which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

TEMPORARY REDEMPTION FEE FOR CLASS A SHARES OF AIM SELECT REAL ESTATE INCOME
FUND

On March 12, 2007, AIM Select Real Estate Income Fund, a closed-end fund, was reorganized as an open-end fund. Shareholders of the Common Shares of the closed-end AIM Select Real Estate Income Fund received Class A shares of the open-end AIM Select Real Estate Income Fund in connection with the reorganization. If you redeem those shares received in connection with the reorganization, including redeeming by exchange, within 12 months following the date of the reorganization, you will be charged a 2.00% redemption fee.

     This 2.00% redemption fee will not apply to Class A shares of the open-end AIM Select Real Estate Income Fund that are purchased after the reorganization. The redemption fee will be retained by the open-end AIM Select Real Estate Income Fund to offset transaction costs and other expenses associated with redemptions or exchanges. It is designed, in part, to stabilize outflows from the open-end AIM Select Real Estate Income Fund after the reorganization and to deter arbitrage trades by investors seeking to profit from the difference between the cost of purchasing Common Shares of the closed-end AIM Select Real Estate Income Fund at a discount to net asset value, and the proceeds of redeeming Class A shares of the open-end AIM Select Real Estate Fund at their net asset value following the reorganization. To the extent that arbitrage and other short-term trading still occurs, the redemption fee would protect AIM Select Real Estate Income Fund and its long-term shareholders by recouping some of the costs of the arbitrage-related redemptions and exchanges. The redemption fee may also offset to some extent some of the direct and indirect costs associated with the reorganization.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, and Investor Class shares for fund accounts are as follows:

                                                                                          ADDITIONAL
                                                                     INITIAL INVESTMENT   INVESTMENTS
TYPE OF ACCOUNT                                                           PER FUND         PER FUND
---------------                                                      ------------------   -----------
Wrap-fee accounts managed by your financial advisor                          None             None
Employee benefit plans, SEP, SARSEP and SIMPLE IRA plans                     None             None
Any type of account if the investor is purchasing shares through a
   systematic purchase plan                                                $   50            $  50
IRAs, Roth IRAs and Coverdell ESAs                                            250             25
All other accounts                                                          1,000             50
AIM Distributors has the discretion to accept orders for lesser amounts.

HOW TO PURCHASE SHARES

                          OPENING AN ACCOUNT                                  ADDING TO AN ACCOUNT
                          ------------------                                  --------------------
Through a Financial       Contact your financial advisor.                     Contact your financial advisor.
Advisor

By Mail                   Mail completed account application and check to     Mail your check and the remittance slip from your
                          the transfer agent,                                 confirmation statement to the transfer agent.
                          AIM Investment Services, Inc., P.O. Box 4739,
                          Houston, TX 77210-4739.

By Wire                   Mail completed account application to the           Call the transfer agent to receive a reference
                          transfer agent. Call the transfer agent at (800)    number. Then, use the wire instructions provided
                          959-4246 to receive a reference number. Then, use   below.
                          the wire instructions provided below.

Wire Instructions         Beneficiary Bank ABA/Routing #: 021000021
                          Beneficiary Account Number: 00100366807
                          Beneficiary Account Name: AIM Investment
                          Services, Inc.
                          RFB: Fund Name, Reference #
                          OBI: Your Name, Account #

By Telephone              Open your account using one of the methods          Select the AIM Bank Connection(SM) option on your
                          described above.                                    completed account application or complete a
                                                                              Special Account Options Form. Mail the
                                                                              application or form to the transfer agent. Once
                                                                              the transfer agent has received the form, call
                                                                              the transfer agent at the number below to place
                                                                              your purchase order.

Automated Investor Line   Open your account using one of the methods          Call the AIM 24-hour Automated Investor Line at
                          described above.                                    1-800-246-5463. You may place your order after
                                                                              you have provided the bank instructions that will
                                                                              be requested.

By Internet               Open your account using one of the methods          Access your account at www.aiminvestments.com.
                          described above.                                    The proper bank instructions must have been
                                                                              provided on your account. You may not purchase
                                                                              shares in retirement accounts on the internet.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50 per fund. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to AIM's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to AIM's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY AIM DISTRIBUTORS

AIM Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial Advisor      Contact your financial advisor or intermediary
or Other Intermediary            (including your retirement plan administrator).

By Mail Send a written request to the transfer agent which includes:

                                 -    Original signatures of all registered
                                      owners/trustees;

                                 - The dollar value or number of shares that you wish to redeem;

                                 - The name of the fund(s) and your account number; and

                                 -    Signature guarantees, if necessary (see
                                      below).

                                 The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form.

By Telephone                     Call the transfer agent at 1-800-959-4246. You
                                 will be allowed to redeem by telephone if:

                                 - Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                                 -    You do not hold physical share
                                      certificates;

                                 -    You can provide proper identification
                                      information;

                                 -    Your redemption proceeds do not exceed
                                      $250,000 per fund; and

                                 -    You have not previously declined the
                                      telephone redemption privilege.

                                 You may, in limited circumstances, initiate a redemption from an AIM IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

Automated Investor Line          Call the AIM 24-hour Automated Investor Line at
                                 1-800-246-5463. You may place your redemption
                                 order after you have provided the bank
                                 instructions that will be requested.

By Internet                      Place your redemption request at
                                 www.aiminvestments.com. You will be allowed to
                                 redeem by Internet if:

                                 -    You do not hold physical share
                                      certificates;

                                 -    You can provide proper identification
                                      information;

                                 -    Your redemption proceeds do not exceed
                                      $250,000 per fund; and

                                 -    You have already provided proper bank
                                      information.

                                 Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have an account balance of at least $5,000 in order to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

-    AIM Money Market Fund, AIM Cash Reserve Shares and Investor Class shares

-    AIM Tax-Exempt Cash Fund, Class A shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM                    EXCHANGE TO
-------------                    ----------------------------------------------------
AIM Cash Reserve Shares          Class A, A3, B, C, R, Investor Class
Class A                          Class A, A3, Investor Class, AIM Cash Reserve Shares
Class A3                         Class A, A3, Investor Class, AIM Cash Reserve Shares
Investor Class                   Class A, A3, Investor Class
Class P                          Class A, A3, AIM Cash Reserve Shares
Class B                          Class B
Class C                          Class C
Class R                          Class R

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 Shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     AIM may use indications of fair value from pricing services approved by the Board. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by AIM in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

     Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

     Investors in tax-exempt funds should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" in the applicable fund's prospectus.

     The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, AIM Distributors or one or more of its corporate affiliates (collectively, AIM Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. AIM Affiliates make these payments from their own resources, from AIM Distributors' retention of initial sales charges and from payments to AIM Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with AIM Affiliates.

     AIM Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits AIM Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). AIM Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments AIM Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. AIM Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     AIM Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, AIM Affiliates benefit from the incremental management and other fees paid to AIM Affiliates by the funds with respect to those assets.

     AIM Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by AIM Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from AIM Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     The AIM Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of AIM Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

The ability of AIM Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.aiminvestments.com.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:       (800) 959-4246

ON THE INTERNET:    You can send us a request by e-mail or download
                    prospectuses, SAIs, annual or semiannual reports via our
                    website: http://www.aiminvestments.com

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM International Total Return Fund
   SEC 1940 Act file number: 811-05426
----------------------------------------

AIMinvestments.com     ITR-PRO-1

                                             [AIM INVESTMENTS LOGO APPEARS HERE]
                                                   --Registered Trademark--

                                                                  AIM JAPAN FUND

                                                                     PROSPECTUS

                                                               FEBRUARY 8, 2008


AIM Japan Fund's investment objective is long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B and C shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                                 --------------
                                 AIM JAPAN FUND
                                 --------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


RISK/RETURN SUMMARY                                  1
------------------------------------------------------
PERFORMANCE INFORMATION                              1
------------------------------------------------------
Annual Total Return                                  1
Performance Table                                    2
FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------
Fee Table                                            3
Expense Example                                      3
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        4

------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS           5
------------------------------------------------------
Objective and Strategies                             5
Risks                                                5
DISCLOSURE OF PORTFOLIO HOLDINGS                     6
------------------------------------------------------
FUND MANAGEMENT                                      6
------------------------------------------------------
The Advisors                                         6
Advisor Compensation                                 7
Portfolio Managers                                   7
OTHER INFORMATION                                    7
------------------------------------------------------
Sales Charges                                        7
Dividends and Distributions                          7
FINANCIAL HIGHLIGHTS                                 8
------------------------------------------------------

GENERAL INFORMATION                                A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Share Class Eligibility                            A-1

Distribution and Service (12b-1) Fees              A-2

Initial Sales Charges (Class A Shares
  Only)                                            A-2

Contingent Deferred Sales Charges (CDSCs)          A-4

Redemption Fees                                    A-5

Purchasing Shares                                  A-6

Redeeming Shares                                   A-8

Exchanging Shares                                  A-9

Rights Reserved by the Funds                      A-11

Pricing of Shares                                 A-11

Taxes                                             A-12

Payments to Financial Advisors                    A-13

Excessive Short-Term Trading Activity
  (Market Timing) Disclosures                     A-13

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a registered service mark of A I M Management Group Inc. and AIM Funds Management Inc.
    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                                 --------------
                                 AIM JAPAN FUND
                                 --------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of equity securities of Japanese issuers.
    In selecting securities for the fund's portfolio, the portfolio managers apply an actively managed bottom-up approach that blends both growth and value-oriented disciplines. The portfolio managers seek to identify securities through a highly structured investment process and a proprietary security valuation model.
    The fund may invest up to 100% of its total assets in foreign securities. Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:


Market Risk                    Unique Economic and Political  Limited Number of Holdings Risk
                                 Risks of Investing in Japan
Equity Securities Risk                                        Management Risk
                               Currency/Exchange Rate Risk
Foreign Securities Risk                                       Active Trading Risk
Geographic Concentration Risk


    Please see "Investment Objective, Strategies and Risks" for a description of these risks.
    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


PERFORMANCE INFORMATION

--------------------------------------------------------------------------------


The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.



ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------


The following bar chart shows the performance of the fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total return shown would be lower.



                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURN
-----------                                                              -------
12/31/07...............................................................   -7.30%




    During the period shown in the bar chart, the highest quarterly return was 2.07% (quarter ended June 30, 2007) and the lowest quarterly return was -10.18% (quarter ended December 31, 2007).

                                 --------------
                                 AIM JAPAN FUND
                                 --------------


PERFORMANCE INFORMATION (CONTINUED)

--------------------------------------------------------------------------------


PERFORMANCE TABLE



The following performance table compares the fund's performance to that of a broad-based securities market index, style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.



AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------
(for the periods ended                      SINCE     INCEPTION
December 31, 2007)              1 YEAR     INCEPTION    DATE
---------------------------------------------------------------
Class A                                               03/31/06
  Return Before Taxes            (12.43)%   (12.45)%
  Return After Taxes on
     Distributions               (12.43)    (12.45)
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                  (8.08)    (10.50)
Class B                                               03/31/06
  Return Before Taxes            (12.51)    (12.33)
Class C                                               03/31/06
  Return Before Taxes             (8.83)    (10.27)
---------------------------------------------------------------
MSCI EAFE--Registered
  Trademark-- Index(1)            11.17%     15.35%   03/31/06
Tokyo Stock Price Index
  (price-only)(1,2)               (7.33)     (6.47)   03/31/06
Lipper Japan Funds Index(1,3)     (5.66)     (8.11)   03/31/06
---------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.



(1) The Morgan Stanley Capital International Europe, Australasia and Far East--Registered Trademark-- Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. The fund has also included the Tokyo Stock Price Index (price-only) which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the fund has included the Lipper Japan Funds Index (which may or may not include the fund) for comparison to a peer group.


(2) The Tokyo Stock Price Index (price-only) is a capitalization-weighted index of first section stocks (larger companies) listed on the Tokyo Stock Exchange.


(3) The Lipper Japan Funds Index is an equally weighted representation of the largest funds in the Lipper Japan Funds category. These funds concentrate their investments in equity securities of Japanese companies.

                                 --------------
                                 AIM JAPAN FUND
                                 --------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
-----------------------------------------------------------------------
(fees paid directly from your
investment)                           CLASS A     CLASS B     CLASS C
-----------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
  on Purchases
  (as a percentage of offering
  price)                                5.50%       None        None

Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)            None(1)     5.00%       1.00%

Redemption/Exchange Fee
(as a percentage of amount redeemed/
exchanged)                              2.00%(2)    2.00%(2)    2.00%(2)
-----------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES(3)
-----------------------------------------------------------------------
(expenses that are deducted from
fund assets)                          CLASS A     CLASS B     CLASS C
-----------------------------------------------------------------------
Management Fees                         0.94%       0.94%       0.94%

Distribution and/or Service (12b-1)
Fees                                    0.25        1.00        1.00

Other Expenses                          3.37        3.37        3.37

Acquired Fund Fees and Expenses         0.00        0.00        0.00

Total Annual Fund Operating Expenses    4.56        5.31        5.31

Fee Waivers(4)                          2.84        2.84        2.84

Net Annual Fund Operating Expenses      1.72        2.47        2.47
-----------------------------------------------------------------------



(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)."


(2) You may be charged a 2.00% fee on redemptions or exchanges of Class A, Class B and Class C shares held 30 days or less. See "General
    Information--Redemption Fees" for more information.

(3) There is no guarantee that actual expenses will be the same as those shown in the table.

(4) The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 1.70%, 2.45% and 2.45%, respectively, of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through at least June 30, 2008.


    If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.
    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.
    The expense example assumes you:
  (i)  invest $10,000 in the fund for the time periods indicated;
  (ii) redeem all of your shares at the end of the periods indicated;
  (iii)earn a 5% return on your investment before operating expenses each year;
  (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements); and

  (v)  incur the applicable initial sales charges (see "General
      Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).

                                 --------------
                                 AIM JAPAN FUND
                                 --------------

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual return and costs may be higher or lower, based on these assumptions, your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $715    $1,609    $2,511     $4,801
Class B                                      750     1,636     2,614      4,939(1)
Class C                                      350     1,336     2,414      5,082
--------------------------------------------------------------------------------


    You would pay the following expenses if you did not redeem your shares:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $715    $1,609    $2,511     $4,801
Class B                                      250     1,336     2,414      4,939(1)
Class C                                      250     1,336     2,414      5,082
--------------------------------------------------------------------------------


(1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between A I M Advisors, Inc. and certain of its affiliates and the New York Attorney General requires A I M Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10 year period;

  - Your investment has a 5% return before expenses each year;

  - The fund's current expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed;


  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and


  - There is no sales charge on reinvested dividends.
    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that A I M Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios, your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.72%        4.56%        4.56%        4.56%        4.56%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                       (2.40)%      (1.97)%      (1.54)%      (1.11)%      (0.67)%
End of Year Balance           $ 9,759.96   $ 9,802.90   $ 9,846.04   $ 9,889.36   $ 9,932.87
Estimated Annual Expenses     $   715.21   $   446.03   $   448.00   $   449.97   $   451.95
--------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                   YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Annual Expense Ratio(1)            4.56%        4.56%        4.56%        4.56%        4.56%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                       (0.23)%        0.20%        0.65%        1.09%        1.53%
End of Year Balance           $ 9,976.58   $10,020.47   $10,064.56   $10,108.85   $10,153.33
Estimated Annual Expenses     $   453.94   $   455.93   $   457.94   $   459.95   $   461.98
--------------------------------------------------------------------------------------------


CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.72%        4.56%        4.56%        4.56%        4.56%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.28%        3.73%        4.19%        4.65%        5.11%
End of Year Balance           $10,328.00   $10,373.44   $10,419.09   $10,464.93   $10,510.98
Estimated Annual Expenses     $   174.82   $   471.99   $   474.07   $   476.16   $   478.25
--------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            4.56%        4.56%        4.56%        4.56%        4.56%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         5.57%        6.04%        6.50%        6.97%        7.44%
End of Year Balance           $10,557.22   $10,603.68   $10,650.33   $10,697.19   $10,744.26
Estimated Annual Expenses     $   480.35   $   482.47   $   484.59   $   486.72   $   488.87
--------------------------------------------------------------------------------------------

                                 --------------
                                 AIM JAPAN FUND
                                 --------------

CLASS B(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.47%        5.31%        5.31%        5.31%        5.31%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         2.53%        2.21%        1.90%        1.58%        1.26%
End of Year Balance           $10,253.00   $10,221.22   $10,189.53   $10,157.94   $10,126.45
Estimated Annual Expenses     $   250.12   $   543.59   $   541.91   $   540.23   $   538.55
--------------------------------------------------------------------------------------------

CLASS B(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            5.31%        5.31%        5.31%        4.56%        4.56%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         0.95%        0.64%        0.33%        0.77%        1.21%
End of Year Balance           $10,095.06   $10,063.77   $10,032.57   $10,076.71   $10,121.05
Estimated Annual Expenses     $   536.88   $   535.22   $   533.56   $   458.49   $   460.51
--------------------------------------------------------------------------------------------


CLASS C(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.47%        5.31%        5.31%        5.31%        5.31%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         2.53%        2.21%        1.90%        1.58%        1.26%
End of Year Balance           $10,253.00   $10,221.22   $10,189.53   $10,157.94   $10,126.45
Estimated Annual Expenses     $   250.12   $   543.59   $   541.91   $   540.23   $   538.55
--------------------------------------------------------------------------------------------

CLASS C(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            5.31%        5.31%        5.31%        5.31%        5.31%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         0.95%        0.64%        0.33%        0.01%      (0.30)%
End of Year Balance           $10,095.06   $10,063.77   $10,032.57   $10,001.47   $ 9,970.46
Estimated Annual Expenses     $   536.88   $   535.22   $   533.56   $   531.90   $   530.25
--------------------------------------------------------------------------------------------


(1) Your actual expenses may be higher or lower than those shown.

(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.


INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGIES

The fund's investment objective is long-term growth of capital.
    The fund's investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of equity securities of Japanese issuers. The fund anticipates that most of its assets will be invested in securities traded on a stock exchange, or in an over-the-counter market, in Japan.
    In selecting securities to buy and sell, the fund's portfolio managers will apply an actively managed bottom-up approach that blends both growth and value-oriented disciplines. The portfolio managers seek to identify securities through a highly structured investment process and a proprietary security valuation model. In constructing the portfolio, the portfolio managers will consider business fundamentals including earnings momentum, business stability, balance sheet, management strategy, competitiveness, and returns by industry/sector. The portfolio managers focus on securities that they believe have a catalyst to restore growth and/or will keep growing with attractive value. The portfolio managers will consider whether to sell a particular security when its business fundamentals materially change or when they identify more attractive opportunities elsewhere.

    The fund may invest up to 100% of its total assets in foreign securities. The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests; or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of the fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.


RISKS

The principal risks of investing in the fund are:
    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.
    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
    Foreign Securities Risk--Foreign securities have additional risks, including exchange rate changes, and may have relatively low market liquidity, decreased publicly available information about issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions.

                                 --------------
                                 AIM JAPAN FUND
                                 --------------

    Geographic Concentration Risk--Political and economic conditions and changes in regulatory, tax, or economic policy in Japan could significantly affect the market in that country and in surrounding or related countries.
    Unique Economic and Political Risks of Investing in Japan--International trade and government tax and fiscal policy may have negative effects on the Japanese economy. The Japanese economy currently is driven mainly by domestic demand and there can be no guarantee that such domestic demand may not weaken. In addition, Japan's economy may be moderately dependent on global economies including the economies of Asian countries, some of which are developing countries.
    Currency/Exchange Rate Risk--The fund may buy or sell currencies other than the U.S. Dollar and use derivatives involving foreign currencies in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

    Limited Number of Holdings Risk--Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investments in the fund.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

    Active Trading Risk--The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short-term gains and losses, which may affect the taxes that must be paid.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.aiminvestments.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.aiminvestments.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------


THE ADVISORS



A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Invesco Asset Management (Japan) Limited (the subadvisor or Invesco Japan) is located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.


    The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1987. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM Funds), AIM, A I M Distributors, Inc. (ADI) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.


    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

                                 --------------
                                 AIM JAPAN FUND
                                 --------------

ADVISOR COMPENSATION


During the fiscal year ended October 31, 2007, the advisor received no compensation after fee waivers and/or expense reimbursements.


    A discussion regarding the basis for the Board of Trustees', approval of the investment advisory agreement and sub-advisory agreement are available in each fund's most recent report to shareholders for the twelve-month period ended October 31.



PORTFOLIO MANAGERS



Investment decisions for the fund are made by the investment management team at Invesco Japan. The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:



- Kiyohide Nagata, Senior Portfolio Manager and head of Invesco Japan's Large Cap Equity Team, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 2003. From 2000 to 2003, he was Senior Fund Manager at Prudential Investment Management Japan.


- Yasuhiro Shimbayashi, Senior Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 2004. From 2000 to 2004, he was Chief Fund Manager for Japanese Equity Fund in UFJ Asset Management.


- Tomomitsu Yanaba, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 2004. He most recently served as head of electronics sector analysts, Industrial Research Department in UFJ Bank. From 2001 to 2003, he worked as sector analyst, Equity Portfolio Management Department in UFJ Partners Asset Management.


- Tomoyuki Shioya, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the subadvisor and/or its affiliates since 2005. He most recently served as Fund Manager/Analyst at Open Source Advisors K.K. Prior to Open Source Advisors K.K., he served as an Analyst at Oakasan Securities Ltd.
    More information on these portfolio managers may be found on the advisor's website http://www.aiminvestments.com. The website is not part of this prospectus.
    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES


Purchases of Class A shares of AIM Japan Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares
Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class B and Class C shares are subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.


DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist of both capital gains and ordinary income.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                                 --------------
                                 AIM JAPAN FUND
                                 --------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial along with results for a single fund share.
    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).
    This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


                                                                                         CLASS A
                                                             ----------------------------------------------------------------
                                                                                                        MARCH 31, 2006
                                                                       YEAR ENDED                   (COMMENCEMENT DATE) TO
                                                                    OCTOBER 31, 2007                   OCTOBER 31, 2006
                                                             ------------------------------       ---------------------------
Net asset value, beginning of period                                    $  8.83                             $ 10.00
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                            (0.04)                              (0.04)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                            0.58                               (1.14)
=============================================================================================================================
    Total from investment operations                                       0.54                               (1.18)
=============================================================================================================================
Redemption fees added to shares of beneficial interest                     0.01                                0.01
=============================================================================================================================
Net asset value, end of period                                          $  9.38                             $  8.83
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(a)                                                            6.23%                             (11.70)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                $ 5,611                             $ 4,417
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                           1.72%(b)                            1.77%(c)
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                        4.56%(b)                            6.96%(c)
=============================================================================================================================
Ratio of net investment income (loss) to average net assets               (0.45)%(b)                          (0.87)%(c)
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate(d)                                                  128%                                 37%
_____________________________________________________________________________________________________________________________
=============================================================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(b) Ratios are based on average daily net assets of $5,450,852.


(c) Annualized.


(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                 --------------
                                 AIM JAPAN FUND
                                 --------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                 CLASS B
                                                              ---------------------------------------------
                                                                                         MARCH 31, 2006
                                                                 YEAR ENDED          (COMMENCEMENT DATE) TO
                                                              OCTOBER 31, 2007          OCTOBER 31, 2006
                                                              ----------------       ----------------------
Net asset value, beginning of period                              $  8.79                   $ 10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.10)                    (0.08)
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      0.56                     (1.14)
===========================================================================================================
    Total from investment operations                                 0.46                     (1.22)
===========================================================================================================
Redemption fees added to shares of beneficial interest               0.01                      0.01
===========================================================================================================
Net asset value, end of period                                    $  9.26                   $  8.79
___________________________________________________________________________________________________________
===========================================================================================================
Total return(a)                                                      5.35%                   (12.10)%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $ 1,278                   $ 1,005
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     2.47%(b)                  2.52%(c)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  5.31%(b)                  7.71%(c)
===========================================================================================================
Ratio of net investment income (loss) to average net assets         (1.20)%(b)                (1.62)%(c)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate(d)                                            128%                       37%
___________________________________________________________________________________________________________
===========================================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(b) Ratios are based on average daily net assets of $1,155,195.


(c) Annualized.


(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.



                                                                                 CLASS C
                                                              ---------------------------------------------
                                                                                         MARCH 31, 2006
                                                                 YEAR ENDED          (COMMENCEMENT DATE) TO
                                                              OCTOBER 31, 2007          OCTOBER 31, 2006
                                                              ----------------       ----------------------
Net asset value, beginning of period                              $  8.79                   $ 10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.10)                    (0.08)
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      0.57                     (1.14)
===========================================================================================================
    Total from investment operations                                 0.47                     (1.22)
===========================================================================================================
Redemption fees added to shares of beneficial interest               0.01                      0.01
===========================================================================================================
Net asset value, end of period                                    $  9.27                   $  8.79
___________________________________________________________________________________________________________
===========================================================================================================
Total return(a)                                                      5.46%                   (12.10)%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $ 1,691                   $ 1,085
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     2.47%(b)                  2.52%(c)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  5.31%(b)                  7.71%(c)
===========================================================================================================
Ratio of net investment income (loss) to average net assets         (1.20)%(b)                (1.62)%(c)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate(d)                                            128%                       37%
___________________________________________________________________________________________________________
===========================================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(b) Ratios are based on average daily net assets of $1,535,881.


(c) Annualized.


(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                  THE AIM FUNDS

GENERAL INFORMATION

In addition to the fund, AIM serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

CLASS A                     CLASS A3            CLASS B              CLASS C             CLASS R         INVESTOR CLASS
-------                -----------------  -------------------  ------------------  ------------------  -----------------
-  Initial             -  No initial      -  No initial        -  No initial          -  No initial    -  No initial
   sales charge which     sales charge       sales charge         sales charge           sales charge     sales charge
   may be waived or
   reduced

-  Contingent          -  No contingent   -  Contingent        -  Contingent       -  Contingent       -  No contingent
   deferred sales         deferred sales     deferred sales       deferred sales      deferred sales      deferred sales
   charge on certain      charge             charge on            charge on           charge on           charge
   redemptions                               redemptions          redemptions         certain
                                             within six years     within one          redemptions
                                                                  year(3)

-  12b-1 fee of        -  12b-1 fee of    -  12b-1 fee of      -  12b-1 fee of     -  12b-1 fee of     -  12b-1 fee
   0.25%(1)               0.25%              1.00%                1.00%(4)            0.50%               of 0.25%(1)

                       -  Does not        -  Converts to       -  Does not         -  Does not         -  Does not
                          convert to         Class A shares       convert to          convert to          convert to
                          Class A shares     on or about the      Class A shares      Class A shares      Class A shares
                                             end of the month
                                             which is at
                                             least eight
                                             years after the
                                             date on which
                                             shares were
                                             purchased along
                                             with a pro rata
                                             portion of
                                             reinvested
                                             dividends and
                                             distributions(2)

-  Generally           -  Available       -  Purchase          -  Generally  more  -  Generally,       -  Generally
   more appropriate       only through a     orders limited       appropriate for     available only      closed to new
   for long-term          limited number     to amount less       short-term          to employee         investors
   investors              of funds           than $100,000        investors           benefit plans

                                                               -  Purchase
                                                                  orders limited
                                                                  to amounts less
                                                                  than $1,000,000

(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.


MCF--12/07                             A-1

CLASS R SHARES

Class R shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Employee benefit plans; provided, however, that retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Investor Class shares, unless the plan is considered a grandfathered investor or the account is opened through a grandfathered intermediary. Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to A I M Distributors, Inc. (AIM Distributors) to compensate or reimburse, as applicable, AIM Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $ 25,000                       5.50%          5.82%
$ 25,000 but less than $ 50,000          5.25           5.54
$ 50,000 but less than $ 100,000         4.75           4.99
$100,000 but less than $ 250,000         3.75           3.90
$250,000 but less than $ 500,000         3.00           3.09
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY II INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $50,000                        4.75%          4.99%
$ 50,000 but less than $ 100,000         4.00           4.17
$100,000 but less than $ 250,000         3.75           3.90
$250,000 but less than $ 500,000         2.50           2.56
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY III INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $100,000                       1.00%          1.01%
$100,000 but less than $ 250,000         0.75           0.76
$250,000 but less than $1,000,000        0.50           0.50

CATEGORY IV INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $100,000                       2.50%          2.56%
$100,000 but less than $ 250,000         2.00           2.04
$250,000 but less than $ 500,000         1.50           1.52
$500,000 but less than $1,000,000        1.25           1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current or retired trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any foundation, trust or employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

- Any registered representative or employee of any intermediary who has an agreement with AIM Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship).

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.aiminvestments.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P or R) and investments in the AIM College Savings Plan--Registered Trademark-- for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

- A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

- A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If AIM Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares without paying an initial sales charge, your shares may be subject to a CDSC upon redemption in the following circumstances:

                                                                                   CDSC APPLICABLE UPON
SHARES INITIALLY PURCHASED           SHARES HELD AFTER AN EXCHANGE                 REDEMPTION OF SHARES
--------------------------       -------------------------------------   ----------------------------------------
-   Class A shares of any        -   Class A shares of any Category I,   -   1% if shares are redeemed
    Category I, II or IV fund        II or IV fund                           within 18 months of initial purchase
                                                                             of any Category I, II or IV Fund

                                 -   AIM Cash Reserve Shares of AIM
                                     Money Market Fund

                                 -   Class A Shares of AIM Tax-Exempt
                                     Cash Fund

                                 -   Class A3 Shares of AIM Limited
                                     Maturity Treasury Fund and
                                     AIM Tax-Free Intermediate Fund

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN

AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                           5%        1%
Second                          4      None
Third                           3      None
Fourth                          3      None
Fifth                           2      None
Sixth                           1      None
Seventh and following        None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

AIM Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if AIM Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.aiminvestments.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

     The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Aggressive Growth Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Value Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM S&P 500 Index Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and variable insurance contracts which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

TEMPORARY REDEMPTION FEE FOR CLASS A SHARES OF AIM SELECT REAL ESTATE INCOME
FUND

On March 12, 2007, AIM Select Real Estate Income Fund, a closed-end fund, was reorganized as an open-end fund. Shareholders of the Common Shares of the closed-end AIM Select Real Estate Income Fund received Class A shares of the open-end AIM Select Real Estate Income Fund in connection with the reorganization. If you redeem those shares received in connection with the reorganization, including redeeming by exchange, within 12 months following the date of the reorganization, you will be charged a 2.00% redemption fee.

     This 2.00% redemption fee will not apply to Class A shares of the open-end AIM Select Real Estate Income Fund that are purchased after the reorganization. The redemption fee will be retained by the open-end AIM Select Real Estate Income Fund to offset transaction costs and other expenses associated with redemptions or exchanges. It is designed, in part, to stabilize outflows from the open-end AIM Select Real Estate Income Fund after the reorganization and to deter arbitrage trades by investors seeking to profit from the difference between the cost of purchasing Common Shares of the closed-end AIM Select Real Estate Income Fund at a discount to net asset value, and the proceeds of redeeming Class A shares of the open-end AIM Select Real Estate Fund at their net asset value following the reorganization. To the extent that arbitrage and other short-term trading still occurs, the redemption fee would protect AIM Select Real Estate Income Fund and its long-term shareholders by recouping some of the costs of the arbitrage-related redemptions and exchanges. The redemption fee may also offset to some extent some of the direct and indirect costs associated with the reorganization.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, and Investor Class shares for fund accounts are as follows:

                                                                                          ADDITIONAL
                                                                     INITIAL INVESTMENT   INVESTMENTS
TYPE OF ACCOUNT                                                           PER FUND         PER FUND
---------------                                                      ------------------   -----------
Wrap-fee accounts managed by your financial advisor                          None             None
Employee benefit plans, SEP, SARSEP and SIMPLE IRA plans                     None             None
Any type of account if the investor is purchasing shares through a
   systematic purchase plan                                                $   50            $  50
IRAs, Roth IRAs and Coverdell ESAs                                            250             25
All other accounts                                                          1,000             50
AIM Distributors has the discretion to accept orders for lesser amounts.

HOW TO PURCHASE SHARES

                          OPENING AN ACCOUNT                                  ADDING TO AN ACCOUNT
                          ------------------                                  --------------------
Through a Financial       Contact your financial advisor.                     Contact your financial advisor.
Advisor

By Mail                   Mail completed account application and check to     Mail your check and the remittance slip from your
                          the transfer agent,                                 confirmation statement to the transfer agent.
                          AIM Investment Services, Inc., P.O. Box 4739,
                          Houston, TX 77210-4739.

By Wire                   Mail completed account application to the           Call the transfer agent to receive a reference
                          transfer agent. Call the transfer agent at (800)    number. Then, use the wire instructions provided
                          959-4246 to receive a reference number. Then, use   below.
                          the wire instructions provided below.

Wire Instructions         Beneficiary Bank ABA/Routing #: 021000021
                          Beneficiary Account Number: 00100366807
                          Beneficiary Account Name: AIM Investment
                          Services, Inc.
                          RFB: Fund Name, Reference #
                          OBI: Your Name, Account #

By Telephone              Open your account using one of the methods          Select the AIM Bank Connection(SM) option on your
                          described above.                                    completed account application or complete a
                                                                              Special Account Options Form. Mail the
                                                                              application or form to the transfer agent. Once
                                                                              the transfer agent has received the form, call
                                                                              the transfer agent at the number below to place
                                                                              your purchase order.

Automated Investor Line   Open your account using one of the methods          Call the AIM 24-hour Automated Investor Line at
                          described above.                                    1-800-246-5463. You may place your order after
                                                                              you have provided the bank instructions that will
                                                                              be requested.

By Internet               Open your account using one of the methods          Access your account at www.aiminvestments.com.
                          described above.                                    The proper bank instructions must have been
                                                                              provided on your account. You may not purchase
                                                                              shares in retirement accounts on the internet.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50 per fund. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to AIM's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to AIM's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY AIM DISTRIBUTORS

AIM Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial Advisor      Contact your financial advisor or intermediary
or Other Intermediary            (including your retirement plan administrator).

By Mail Send a written request to the transfer agent which includes:

                                 -    Original signatures of all registered
                                      owners/trustees;

                                 - The dollar value or number of shares that you wish to redeem;

                                 - The name of the fund(s) and your account number; and

                                 -    Signature guarantees, if necessary (see
                                      below).

                                 The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form.

By Telephone                     Call the transfer agent at 1-800-959-4246. You
                                 will be allowed to redeem by telephone if:

                                 - Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                                 -    You do not hold physical share
                                      certificates;

                                 -    You can provide proper identification
                                      information;

                                 -    Your redemption proceeds do not exceed
                                      $250,000 per fund; and

                                 -    You have not previously declined the
                                      telephone redemption privilege.

                                 You may, in limited circumstances, initiate a redemption from an AIM IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

Automated Investor Line          Call the AIM 24-hour Automated Investor Line at
                                 1-800-246-5463. You may place your redemption
                                 order after you have provided the bank
                                 instructions that will be requested.

By Internet                      Place your redemption request at
                                 www.aiminvestments.com. You will be allowed to
                                 redeem by Internet if:

                                 -    You do not hold physical share
                                      certificates;

                                 -    You can provide proper identification
                                      information;

                                 -    Your redemption proceeds do not exceed
                                      $250,000 per fund; and

                                 -    You have already provided proper bank
                                      information.

                                 Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have an account balance of at least $5,000 in order to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

-    AIM Money Market Fund, AIM Cash Reserve Shares and Investor Class shares

-    AIM Tax-Exempt Cash Fund, Class A shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM                    EXCHANGE TO
-------------                    ----------------------------------------------------
AIM Cash Reserve Shares          Class A, A3, B, C, R, Investor Class
Class A                          Class A, A3, Investor Class, AIM Cash Reserve Shares
Class A3                         Class A, A3, Investor Class, AIM Cash Reserve Shares
Investor Class                   Class A, A3, Investor Class
Class P                          Class A, A3, AIM Cash Reserve Shares
Class B                          Class B
Class C                          Class C
Class R                          Class R

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 Shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     AIM may use indications of fair value from pricing services approved by the Board. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by AIM in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

     Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

     Investors in tax-exempt funds should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" in the applicable fund's prospectus.

     The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, AIM Distributors or one or more of its corporate affiliates (collectively, AIM Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. AIM Affiliates make these payments from their own resources, from AIM Distributors' retention of initial sales charges and from payments to AIM Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with AIM Affiliates.

     AIM Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits AIM Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). AIM Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments AIM Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. AIM Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     AIM Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, AIM Affiliates benefit from the incremental management and other fees paid to AIM Affiliates by the funds with respect to those assets.

     AIM Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by AIM Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from AIM Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     The AIM Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of AIM Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

The ability of AIM Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.aiminvestments.com.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:       (800) 959-4246

ON THE INTERNET:    You can send us a request by e-mail or download
                    prospectuses, SAIs, annual or semiannual reports via our
                    website: http://www.aiminvestments.com

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Japan Fund
   SEC 1940 Act file number: 811-05426
----------------------------------------

AIMinvestments.com     JAP-PRO-1

                                             [AIM INVESTMENTS LOGO APPEARS HERE]
                                                   --Registered Trademark--

                                                            AIM LIBOR ALPHA FUND

                                                                     PROSPECTUS

                                                               FEBRUARY 8, 2008


AIM LIBOR Alpha Fund's investment objective is to provide total return.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, C and R shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                              --------------------
                              AIM LIBOR ALPHA FUND
                              --------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


RISK/RETURN SUMMARY                                  1
------------------------------------------------------
PERFORMANCE INFORMATION                              1
------------------------------------------------------
Annual Total Return                                  1
Performance Table                                    2
FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------
Fee Table                                            3
Expense Example                                      3
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        4
------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS           5
------------------------------------------------------
Objective and Strategies                             5
Risks                                                5
DISCLOSURE OF PORTFOLIO HOLDINGS                     7
------------------------------------------------------
FUND MANAGEMENT                                      7
------------------------------------------------------
The Advisors                                         7
Advisor Compensation                                 7
Portfolio Managers                                   7
OTHER INFORMATION                                    8
------------------------------------------------------
Sales Charges                                        8
Dividends and Distributions                          8
FINANCIAL HIGHLIGHTS                                 9
------------------------------------------------------

GENERAL INFORMATION                                A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Share Class Eligibility                            A-1

Distribution and Service (12b-1) Fees              A-2

Initial Sales Charges (Class A Shares
  Only)                                            A-2

Contingent Deferred Sales Charges (CDSCs)          A-4

Redemption Fees                                    A-5

Purchasing Shares                                  A-6

Redeeming Shares                                   A-8

Exchanging Shares                                  A-9

Rights Reserved by the Funds                      A-11

Pricing of Shares                                 A-11

Taxes                                             A-12

Payments to Financial Advisors                    A-13

Excessive Short-Term Trading Activity
  (Market Timing) Disclosures                     A-13

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a registered service mark of A I M Management Group Inc. and AIM Funds Management Inc.
    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                              --------------------
                              AIM LIBOR ALPHA FUND
                              --------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

The fund's investment objective is to provide total return. The fund seeks to meet its objective by exceeding the total return of the three-month U.S. Dollar London Interbank Offered Rate ("LIBOR") (a floating rate index at which U.S. Dollar deposits are offered on the London interbank market). The fund's investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of domestic and foreign government and corporate debt securities, and in foreign currency investments.
    The portfolio managers apply an actively managed top-down portfolio construction and bottom-up security selection total return strategy to construct the portfolio, seeking to outperform the three-month LIBOR. Normally, the fund will invest primarily in debt securities. At least 65% of the fund's net assets will consist of domestic investment grade securities.
    The fund may invest up to 35% of its net assets in foreign securities and up to 25% of its total assets in non-investment grade securities (junk bonds).
    Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:


Market Risk         Foreign Securities Risk  Mortgage- and Asset-Backed  Currency/Exchange Rate Risk
Interest Rate Risk  Developing Markets        Securities Risk            Limited Number of Holdings Risk
Credit Risk          Securities Risk         Derivatives Risk            Management Risk
                    High Yield Risk          Leverage Risk               Active Trading Risk


    Please see "Investment Objective, Strategies and Risks" for a description of these risks.
    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.



ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------


The following bar chart shows the performance of the fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total return shown would be lower.



                                                                         ANNUAL
YEAR ENDED                                                               TOTAL
DECEMBER 31                                                              RETURN
-----------                                                              ------
2007...................................................................   1.23%



    During the period shown in the bar chart, the highest quarterly return was 1.61% (quarter ended March 31, 2007) and the lowest quarterly return was -1.63% (quarter ended December 31, 2007).

                              --------------------
                              AIM LIBOR ALPHA FUND
                              --------------------


PERFORMANCE INFORMATION (CONTINUED)

--------------------------------------------------------------------------------


PERFORMANCE TABLE



The following performance table compares the fund's performance to that of a broad-based securities market index, style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.



AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------
(for the periods ended                     SINCE      INCEPTION
December 31, 2007)              1 YEAR     INCEPTION    DATE
---------------------------------------------------------------
Class A                                               03/31/06
  Return Before Taxes            (1.35)%     1.00
  Return After Taxes on
     Distributions               (3.34)     (0.88)
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                 (0.87)     (0.21)
Class C                                               03/31/06
  Return Before Taxes             0.88       2.23
Class R                                               03/31/06
  Return Before Taxes             0.98       2.23
---------------------------------------------------------------
Lehman Brothers U.S. Aggregate
  Bond Index(1)                   6.97       6.87     03/31/06
U.S. Three-Month LIBOR(1,2)       5.43       5.43     03/31/06
Lipper Short Investment Grade
  Bond Funds Index(1,3)           4.80       4.94     03/31/06
---------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class C and R will vary.



(1) The Lehman Brothers U.S. Aggregate Bond Index covers U.S. investment-grade fixed-rate bonds with components for government and corporate securities, mortgage pass-throughs, and asset-backed securities. The fund has also included the U.S. Three-Month LIBOR which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the fund has included the Lipper Short Investment Grade Bond Funds Index (which may or may not include the fund) for comparison to a peer group.


(2) The U.S. Three-Month LIBOR (London Interbank Offered Rate) is an average rate derived from the quotations provided by the banks determined by the British Bankers' Association for a 3-month deposit in U.S. Dollars during a given month. USD Libor is calculated on an ACT/360 basis and for value two business days after the fixing.


(3) The Lipper Short Investment Grade Bond Funds Index is an equally weighted representation of the largest funds in the Lipper Short Investment Grade Bond Funds category. These funds invest primarily in investment grade debt issues with dollar-weighted average maturities of less than three years.

                              --------------------
                              AIM LIBOR ALPHA FUND
                              --------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
-------------------------------------------------------------------------
(fees paid directly from your
investment)                             CLASS A     CLASS C     CLASS R
-------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases
(as a percentage of offering price)       2.50%       None         None

Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)              None(1)     None(1)      None(1)
-------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES(2)
-------------------------------------------------------------------------
(expenses that are deducted from
fund assets)                            CLASS A     CLASS C     CLASS R
-------------------------------------------------------------------------
Management Fees                           0.45%       0.45%       0.45%

Distribution and/or Service (12b-1)
Fees                                      0.25        1.00        0.50

Other Expenses                            0.66        0.66        0.66

Acquired Fund Fees and Expenses(3)        0.01        0.01        0.01

Total Annual Fund Operating Expenses      1.37        2.12        1.62

Fee Waivers(4)                            0.51        1.01        0.51

Net Annual Fund Operating Expenses        0.86        1.11        1.11
-------------------------------------------------------------------------



(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)."

(2) There is no guarantee that actual expenses will be the same as those shown in the table.

(3) Acquired fund fees and expenses are not fees or expenses incurred by the fund directly, but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the expense limit numbers listed in footnote 4. The impact of the acquired fund fees and expenses are included in the total returns of the fund.


(4) The distributor has contractually agreed to waive 0.50% of Rule 12b-1 distribution plan payments on Class C shares. In addition, the fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class C and Class R shares to 0.85%, 1.10% (after Rule 12b-1 fee waiver) and 1.10%, respectively, of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund. The fee waiver and the expense limitation agreements are in effect through at least June 30, 2008.


    If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.
    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.
    The expense example assumes you:
    (i)  invest $10,000 in the fund for the time periods indicated;
    (ii) redeem all of your shares at the end of the periods indicated;
    (iii) earn a 5% return on your investment before operating expenses each year;
    (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements); and

    (v) incur the applicable initial sales charges (see "General
        Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual return and costs may be higher or lower, based on these assumptions, your costs would be:


                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------
Class A                                 $336     $624     $  934     $1,812
Class C                                  113      566      1,046      2,372
Class R                                  113      461        833      1,879
----------------------------------------------------------------------------

                              --------------------
                              AIM LIBOR ALPHA FUND
                              --------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between A I M Advisors, Inc. and certain of its affiliates and the New York Attorney General requires A I M Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10 year period;

  - Your investment has a 5% return before expenses each year;

  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed;


  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and


  - There is no sales charge on reinvested dividends.
    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that A I M Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios, your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            0.86%        1.37%        1.37%        1.37%        1.37%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         1.54%        5.22%        9.04%       13.00%       17.10%
End of Year Balance           $10,153.65   $10,522.23   $10,904.18   $11,300.01   $11,710.20
Estimated Annual Expenses     $   335.59   $   141.63   $   146.77   $   152.10   $   157.62
--------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                   YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Annual Expense Ratio(1)            1.37%        1.37%        1.37%        1.37%        1.37%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        21.35%       25.76%       30.32%       35.05%       39.96%
End of Year Balance           $12,135.28   $12,575.79   $13,032.29   $13,505.36   $13,995.60
Estimated Annual Expenses     $   163.34   $   169.27   $   175.42   $   181.78   $   188.38
--------------------------------------------------------------------------------------------


CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            0.86%        1.37%        1.37%        1.37%        1.37%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         4.14%        7.92%       11.84%       15.90%       20.10%
End of Year Balance           $10,414.00   $10,792.03   $11,183.78   $11,589.75   $12,010.46
Estimated Annual Expenses     $    87.78   $   145.26   $   150.53   $   156.00   $   161.66
--------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.37%        1.37%        1.37%        1.37%        1.37%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        24.46%       28.98%       33.66%       38.52%       43.54%
End of Year Balance           $12,446.44   $12,898.24   $13,366.45   $13,851.65   $14,354.47
Estimated Annual Expenses     $   167.53   $   173.61   $   179.91   $   186.44   $   193.21
--------------------------------------------------------------------------------------------


CLASS C(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.11%        2.12%        2.12%        2.12%        2.12%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.89%        6.88%        9.96%       13.13%       16.39%
End of Year Balance           $10,389.00   $10,688.20   $10,996.02   $11,312.71   $11,638.51
Estimated Annual Expenses     $   113.16   $   223.42   $   229.85   $   236.47   $   243.28
--------------------------------------------------------------------------------------------

CLASS C(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.12%        2.12%        2.12%        2.12%        2.12%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        19.74%       23.19%       26.73%       30.38%       34.14%
End of Year Balance           $11,973.70   $12,318.55   $12,673.32   $13,038.31   $13,413.82
Estimated Annual Expenses     $   250.29   $   257.50   $   264.91   $   272.54   $   280.39
--------------------------------------------------------------------------------------------


CLASS R                         YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.11%        1.62%        1.62%        1.62%        1.62%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.89%        7.40%       11.03%       14.78%       18.66%
End of Year Balance           $10,389.00   $10,740.15   $11,103.17   $11,478.45   $11,866.42
Estimated Annual Expenses     $   113.16   $   171.15   $   176.93   $   182.91   $   189.09
--------------------------------------------------------------------------------------------

CLASS R                         YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.62%        1.62%        1.62%        1.62%        1.62%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        22.68%       26.82%       31.11%       35.54%       40.12%
End of Year Balance           $12,267.51   $12,682.15   $13,110.81   $13,553.95   $14,012.08
Estimated Annual Expenses     $   195.48   $   202.09   $   208.92   $   215.98   $   223.28
--------------------------------------------------------------------------------------------


(1) Your actual expenses may be higher or lower than those shown.


(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in year one for Class C has not been deducted. (See "General Information--Choosing a Share Class" section of this prospectus for applicability of deferred sales charge.)

                              --------------------
                              AIM LIBOR ALPHA FUND
                              --------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGIES

The fund's investment objective is to provide total return.
    The fund seeks to meet its objective by exceeding the total return of the three-month U.S. Dollar LIBOR.
    The fund's investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of domestic and foreign government and corporate debt securities, and in foreign currency investments. The fund may invest in structured securitized debt securities, such as asset-backed securities and both residential and commercial mortgage-backed securities, and the fund's investments may include investments in derivative instruments. Derivative instruments that the fund may invest in include but are not limited to swaps, including interest rate, total return and credit default swaps, put options, call options and futures contracts and options on future contracts. The fund may also utilize other strategies such as dollar rolls and reverse repurchase agreements. Derivative instruments and dollar rolls and reverse repurchase agreements may have the effect of leveraging the fund's portfolio.
    Debt securities may include domestic and foreign sovereign, corporate or agency securities of varying maturities. At least 65% of the fund's net assets will consist of domestic investment grade securities. The fund may invest up to 35% of its net assets in foreign securities.
    Foreign currency investments may include spot contracts, forward currency contracts, currency swaps, currency options, currency futures and options on currency futures.
    The fund seeks to outperform the three-month U.S. Dollar LIBOR by applying an actively managed top-down portfolio construction and bottom-up security selection total return strategy. The fund seeks to outperform its benchmark, the three-month U.S. Dollar LIBOR, through an analysis of a variety of alpha sources (specific factors affecting the return on investments relative to the benchmark), including, among others, high yield and emerging market risk, country risk, and currency risk. In constructing the portfolio, the portfolio managers will consider macro-economic and sector level factors such as economic or political conditions, monetary policy, and emerging markets, as well as issuer specific factors such as cash flow coverage, revenue growth, stable or improving credit ratings, and business margin improvement. The portfolio managers focus on securities that they believe have favorable prospects for exceeding the benchmark. The portfolio managers will consider whether to sell a particular security when the risk factors relative to return materially change.
    Under normal market conditions the fund's effective duration, as estimated by the fund's portfolio managers, will be one-quarter of a year, but the fund's exposure to changes in U.S. interest rates may differ from the fund's benchmark by up to one year. The fund will generally maintain a weighted average effective maturity of less than three years. Effective duration is a measure, as estimated by the fund's portfolio managers, of the fund's price sensitivity to changes in interest rates. Weighted average effective maturity is a measure, as estimated by the fund's portfolio managers, of the length of time the average security in the fund will mature or be redeemed by the issuer.
    The fund may invest up to 25% of its total assets in non-investment grade securities (junk bonds), including non-investment grade emerging market securities. A fixed income security is considered investment grade if it is either rated at least Baa3 by Moody's Investors Service, Inc., BBB- by Standard & Poor's or BBB- by Fitch, or the fund's portfolio managers believe it to be of comparable credit quality.

    The fund's investments in the types of securities described in the prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


    The fund typically maintains a portion of its assets in cash, cash equivalents, high quality debt instruments, and/or money market funds advised by the fund's advisor. Depending upon the then-current investment environment, holding a relatively larger percentage of portfolio assets in such instruments may either assist or hinder the fund's relative performance and its ability to achieve its investment objective. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. In order to respond to adverse market, economic or other conditions, the fund may assume a temporary defensive position and invest a relatively larger percentage of the fund's portfolio assets in cash, cash equivalents or high quality debt instruments.


    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.


RISKS

The principal risks of investing in the fund are:

    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies and governments whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.


    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

                              --------------------
                              AIM LIBOR ALPHA FUND
                              --------------------


    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.


    Foreign Securities Risk--Foreign securities have additional risks, including exchange rate changes, and may have relatively low market liquidity, decreased publicly available information about issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions.


    Developing Markets Securities Risk--The factors described above for "Foreign Securities Risk" may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries (i.e., those that are in the initial stages of their industrial cycle) have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.


    High Yield Risk--High yield risk is a form of credit risk. Securities that are below investment grade are regarded as having predominately speculative characteristics with respect to the capacity to pay interest and repay principal. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the fund may incur additional expenses to seek recovery.

    The secondary markets in which lower-rated securities are traded may be less liquid then the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

    Mortgage- and Asset-Backed Securities Risk--These securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, the fund may need to reinvest these early payments at lower interest rates, thereby reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time, which can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.


    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or hedge a portfolio risk. If the fund uses derivatives to "hedge" the overall risk of its portfolio, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.


    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause the fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the fund.


    Currency/Exchange Rate Risk--The fund may buy or sell currencies other than the U.S. Dollar and use derivatives involving foreign currencies in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.


    Limited Number of Holdings Risk--Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investments in the fund.


    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.


    Active Trading Risk--The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short-term gains and losses, which may affect the taxes that must be paid.

                              --------------------
                              AIM LIBOR ALPHA FUND
                              --------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.aiminvestments.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.aiminvestments.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------


THE ADVISORS



A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Invesco Institutional (N.A.), Inc. (the subadvisor or Invesco Institutional) is located at One Midtown Plaza, 1360 Peachtree Street, NE, Atlanta, Georgia 30309. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.


    The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1979. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM Funds), AIM, A I M Distributors, Inc. (ADI) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.


    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION


During the fiscal year ended October 31, 2007, the advisor received no compensation after fee waivers and/or expense reimbursements.


    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement and sub-advisory agreement are available in the fund's most recent report to shareholders for the twelve-month period ended October 31.



PORTFOLIO MANAGERS



Investment decisions for the fund are made by the investment management team at Invesco Institutional. The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:



- Brendan D. Gau (lead manager), Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with the subadvisor and/or its affiliates since 1996. As lead manager, Mr. Gau generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Gau may perform these functions, and the nature of these functions, may change from time to time.



- Chuck Burge, Senior Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with the subadvisor and/or its affiliates since 2002.



- Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with the subadvisor and/or its affiliates since 1999.

                              --------------------
                              AIM LIBOR ALPHA FUND
                              --------------------


- Mark Gilley, Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with the subadvisor and/or its affiliates since 1996.



Mr. Friedli, Mr. Gau and Mr. Gilley are dual employees of AIM and Invesco Institutional.



The portfolio managers are assisted by the advisor's Taxable Investment Grade Bond Team.



    More information on these portfolio managers may be found on the advisor's website http://www.aiminvestments.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES


Purchases of Class A shares of AIM LIBOR Alpha Fund are subject to the maximum 2.50% initial sales charge as listed under the heading Category IV Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares
Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Certain purchases of Class R shares may be subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.


DIVIDENDS AND DISTRIBUTIONS
The fund expects that its distributions, if any, will consist primarily of ordinary income.

DIVIDENDS

The fund generally declares dividends monthly and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                              --------------------
                              AIM LIBOR ALPHA FUND
                              --------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.
    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).
    This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


                                                                          CLASS A
                                                              --------------------------------
                                                                                MARCH 31, 2006
                                                                                (COMMENCEMENT
                                                              YEAR ENDED           DATE) TO
                                                              OCTOBER 31,        OCTOBER 31,
                                                                 2007                2006
                                                              -----------       --------------
Net asset value, beginning of period                            $  9.91            $ 10.00
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                         0.48               0.26
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (0.04)             (0.08)
==============================================================================================
    Total from investment operations                               0.44               0.18
==============================================================================================
Less dividends from net investment income                         (0.49)             (0.27)
==============================================================================================
Net asset value, end of period                                  $  9.86            $  9.91
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                    4.52%              1.82%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $27,579            $32,980
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   0.85%(c)           0.87%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.36%(c)           1.66%(d)
==============================================================================================
Ratio of net investment income to average net assets               4.85%(c)           4.49%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate(e)                                          218%               134%
______________________________________________________________________________________________
==============================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $31,020,036.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                              --------------------
                              AIM LIBOR ALPHA FUND
                              --------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                          CLASS C
                                                              --------------------------------
                                                                                MARCH 31, 2006
                                                                                (COMMENCEMENT
                                                              YEAR ENDED           DATE) TO
                                                              OCTOBER 31,        OCTOBER 31,
                                                                 2007                2006
                                                              -----------       --------------
Net asset value, beginning of period                            $  9.91            $ 10.00
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                         0.46               0.25
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (0.04)             (0.09)
==============================================================================================
    Total from investment operations                               0.42               0.16
==============================================================================================
Less dividends from net investment income                         (0.47)             (0.25)
==============================================================================================
Net asset value, end of period                                  $  9.86            $  9.91
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                    4.27%              1.67%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $16,147            $17,653
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.10%(c)           1.12%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                2.11%(c)           2.41%(d)
==============================================================================================
Ratio of net investment income to average net assets               4.60%(c)           4.24%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate(e)                                          218%               134%
______________________________________________________________________________________________
==============================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $17,730,613.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.



                                                                          CLASS R
                                                              --------------------------------
                                                                                MARCH 31, 2006
                                                                                (COMMENCEMENT
                                                              YEAR ENDED           DATE) TO
                                                              OCTOBER 31,        OCTOBER 31,
                                                                 2007                2006
                                                              -----------       --------------
Net asset value, beginning of period                            $ 9.91              $10.00
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.46                0.25
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.04)              (0.09)
==============================================================================================
    Total from investment operations                              0.42                0.16
==============================================================================================
Less dividends from net investment income                        (0.47)              (0.25)
==============================================================================================
Net asset value, end of period                                  $ 9.86              $ 9.91
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                   4.26%               1.67%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $   20              $  771
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.10%(c)            1.12%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.61%(c)            1.91%(d)
==============================================================================================
Ratio of net investment income to average net assets              4.60%(c)            4.24%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate(e)                                         218%                134%
______________________________________________________________________________________________
==============================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $502,863.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                  THE AIM FUNDS

GENERAL INFORMATION

In addition to the fund, AIM serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

CLASS A                     CLASS A3            CLASS B              CLASS C             CLASS R         INVESTOR CLASS
-------                -----------------  -------------------  ------------------  ------------------  -----------------
-  Initial             -  No initial      -  No initial        -  No initial          -  No initial    -  No initial
   sales charge which     sales charge       sales charge         sales charge           sales charge     sales charge
   may be waived or
   reduced

-  Contingent          -  No contingent   -  Contingent        -  Contingent       -  Contingent       -  No contingent
   deferred sales         deferred sales     deferred sales       deferred sales      deferred sales      deferred sales
   charge on certain      charge             charge on            charge on           charge on           charge
   redemptions                               redemptions          redemptions         certain
                                             within six years     within one          redemptions
                                                                  year(3)

-  12b-1 fee of        -  12b-1 fee of    -  12b-1 fee of      -  12b-1 fee of     -  12b-1 fee of     -  12b-1 fee
   0.25%(1)               0.25%              1.00%                1.00%(4)            0.50%               of 0.25%(1)

                       -  Does not        -  Converts to       -  Does not         -  Does not         -  Does not
                          convert to         Class A shares       convert to          convert to          convert to
                          Class A shares     on or about the      Class A shares      Class A shares      Class A shares
                                             end of the month
                                             which is at
                                             least eight
                                             years after the
                                             date on which
                                             shares were
                                             purchased along
                                             with a pro rata
                                             portion of
                                             reinvested
                                             dividends and
                                             distributions(2)

-  Generally           -  Available       -  Purchase          -  Generally  more  -  Generally,       -  Generally
   more appropriate       only through a     orders limited       appropriate for     available only      closed to new
   for long-term          limited number     to amount less       short-term          to employee         investors
   investors              of funds           than $100,000        investors           benefit plans

                                                               -  Purchase
                                                                  orders limited
                                                                  to amounts less
                                                                  than $1,000,000

(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.


MCF--12/07                             A-1

CLASS R SHARES

Class R shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Employee benefit plans; provided, however, that retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Investor Class shares, unless the plan is considered a grandfathered investor or the account is opened through a grandfathered intermediary. Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to A I M Distributors, Inc. (AIM Distributors) to compensate or reimburse, as applicable, AIM Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $ 25,000                       5.50%          5.82%
$ 25,000 but less than $ 50,000          5.25           5.54
$ 50,000 but less than $ 100,000         4.75           4.99
$100,000 but less than $ 250,000         3.75           3.90
$250,000 but less than $ 500,000         3.00           3.09
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY II INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $50,000                        4.75%          4.99%
$ 50,000 but less than $ 100,000         4.00           4.17
$100,000 but less than $ 250,000         3.75           3.90
$250,000 but less than $ 500,000         2.50           2.56
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY III INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $100,000                       1.00%          1.01%
$100,000 but less than $ 250,000         0.75           0.76
$250,000 but less than $1,000,000        0.50           0.50

CATEGORY IV INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $100,000                       2.50%          2.56%
$100,000 but less than $ 250,000         2.00           2.04
$250,000 but less than $ 500,000         1.50           1.52
$500,000 but less than $1,000,000        1.25           1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current or retired trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any foundation, trust or employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

- Any registered representative or employee of any intermediary who has an agreement with AIM Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship).

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.aiminvestments.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P or R) and investments in the AIM College Savings Plan--Registered Trademark-- for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

- A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

- A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If AIM Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares without paying an initial sales charge, your shares may be subject to a CDSC upon redemption in the following circumstances:

                                                                                   CDSC APPLICABLE UPON
SHARES INITIALLY PURCHASED           SHARES HELD AFTER AN EXCHANGE                 REDEMPTION OF SHARES
--------------------------       -------------------------------------   ----------------------------------------
-   Class A shares of any        -   Class A shares of any Category I,   -   1% if shares are redeemed
    Category I, II or IV fund        II or IV fund                           within 18 months of initial purchase
                                                                             of any Category I, II or IV Fund

                                 -   AIM Cash Reserve Shares of AIM
                                     Money Market Fund

                                 -   Class A Shares of AIM Tax-Exempt
                                     Cash Fund

                                 -   Class A3 Shares of AIM Limited
                                     Maturity Treasury Fund and
                                     AIM Tax-Free Intermediate Fund

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN

AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                           5%        1%
Second                          4      None
Third                           3      None
Fourth                          3      None
Fifth                           2      None
Sixth                           1      None
Seventh and following        None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

AIM Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if AIM Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.aiminvestments.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

     The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Aggressive Growth Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Value Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM S&P 500 Index Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and variable insurance contracts which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

TEMPORARY REDEMPTION FEE FOR CLASS A SHARES OF AIM SELECT REAL ESTATE INCOME
FUND

On March 12, 2007, AIM Select Real Estate Income Fund, a closed-end fund, was reorganized as an open-end fund. Shareholders of the Common Shares of the closed-end AIM Select Real Estate Income Fund received Class A shares of the open-end AIM Select Real Estate Income Fund in connection with the reorganization. If you redeem those shares received in connection with the reorganization, including redeeming by exchange, within 12 months following the date of the reorganization, you will be charged a 2.00% redemption fee.

     This 2.00% redemption fee will not apply to Class A shares of the open-end AIM Select Real Estate Income Fund that are purchased after the reorganization. The redemption fee will be retained by the open-end AIM Select Real Estate Income Fund to offset transaction costs and other expenses associated with redemptions or exchanges. It is designed, in part, to stabilize outflows from the open-end AIM Select Real Estate Income Fund after the reorganization and to deter arbitrage trades by investors seeking to profit from the difference between the cost of purchasing Common Shares of the closed-end AIM Select Real Estate Income Fund at a discount to net asset value, and the proceeds of redeeming Class A shares of the open-end AIM Select Real Estate Fund at their net asset value following the reorganization. To the extent that arbitrage and other short-term trading still occurs, the redemption fee would protect AIM Select Real Estate Income Fund and its long-term shareholders by recouping some of the costs of the arbitrage-related redemptions and exchanges. The redemption fee may also offset to some extent some of the direct and indirect costs associated with the reorganization.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, and Investor Class shares for fund accounts are as follows:

                                                                                          ADDITIONAL
                                                                     INITIAL INVESTMENT   INVESTMENTS
TYPE OF ACCOUNT                                                           PER FUND         PER FUND
---------------                                                      ------------------   -----------
Wrap-fee accounts managed by your financial advisor                          None             None
Employee benefit plans, SEP, SARSEP and SIMPLE IRA plans                     None             None
Any type of account if the investor is purchasing shares through a
   systematic purchase plan                                                $   50            $  50
IRAs, Roth IRAs and Coverdell ESAs                                            250             25
All other accounts                                                          1,000             50
AIM Distributors has the discretion to accept orders for lesser amounts.

HOW TO PURCHASE SHARES

                          OPENING AN ACCOUNT                                  ADDING TO AN ACCOUNT
                          ------------------                                  --------------------
Through a Financial       Contact your financial advisor.                     Contact your financial advisor.
Advisor

By Mail                   Mail completed account application and check to     Mail your check and the remittance slip from your
                          the transfer agent,                                 confirmation statement to the transfer agent.
                          AIM Investment Services, Inc., P.O. Box 4739,
                          Houston, TX 77210-4739.

By Wire                   Mail completed account application to the           Call the transfer agent to receive a reference
                          transfer agent. Call the transfer agent at (800)    number. Then, use the wire instructions provided
                          959-4246 to receive a reference number. Then, use   below.
                          the wire instructions provided below.

Wire Instructions         Beneficiary Bank ABA/Routing #: 021000021
                          Beneficiary Account Number: 00100366807
                          Beneficiary Account Name: AIM Investment
                          Services, Inc.
                          RFB: Fund Name, Reference #
                          OBI: Your Name, Account #

By Telephone              Open your account using one of the methods          Select the AIM Bank Connection(SM) option on your
                          described above.                                    completed account application or complete a
                                                                              Special Account Options Form. Mail the
                                                                              application or form to the transfer agent. Once
                                                                              the transfer agent has received the form, call
                                                                              the transfer agent at the number below to place
                                                                              your purchase order.

Automated Investor Line   Open your account using one of the methods          Call the AIM 24-hour Automated Investor Line at
                          described above.                                    1-800-246-5463. You may place your order after
                                                                              you have provided the bank instructions that will
                                                                              be requested.

By Internet               Open your account using one of the methods          Access your account at www.aiminvestments.com.
                          described above.                                    The proper bank instructions must have been
                                                                              provided on your account. You may not purchase
                                                                              shares in retirement accounts on the internet.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50 per fund. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to AIM's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to AIM's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY AIM DISTRIBUTORS

AIM Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial Advisor      Contact your financial advisor or intermediary
or Other Intermediary            (including your retirement plan administrator).

By Mail Send a written request to the transfer agent which includes:

                                 -    Original signatures of all registered
                                      owners/trustees;

                                 - The dollar value or number of shares that you wish to redeem;

                                 - The name of the fund(s) and your account number; and

                                 -    Signature guarantees, if necessary (see
                                      below).

                                 The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form.

By Telephone                     Call the transfer agent at 1-800-959-4246. You
                                 will be allowed to redeem by telephone if:

                                 - Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                                 -    You do not hold physical share
                                      certificates;

                                 -    You can provide proper identification
                                      information;

                                 -    Your redemption proceeds do not exceed
                                      $250,000 per fund; and

                                 -    You have not previously declined the
                                      telephone redemption privilege.

                                 You may, in limited circumstances, initiate a redemption from an AIM IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

Automated Investor Line          Call the AIM 24-hour Automated Investor Line at
                                 1-800-246-5463. You may place your redemption
                                 order after you have provided the bank
                                 instructions that will be requested.

By Internet                      Place your redemption request at
                                 www.aiminvestments.com. You will be allowed to
                                 redeem by Internet if:

                                 -    You do not hold physical share
                                      certificates;

                                 -    You can provide proper identification
                                      information;

                                 -    Your redemption proceeds do not exceed
                                      $250,000 per fund; and

                                 -    You have already provided proper bank
                                      information.

                                 Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have an account balance of at least $5,000 in order to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

-    AIM Money Market Fund, AIM Cash Reserve Shares and Investor Class shares

-    AIM Tax-Exempt Cash Fund, Class A shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM                    EXCHANGE TO
-------------                    ----------------------------------------------------
AIM Cash Reserve Shares          Class A, A3, B, C, R, Investor Class
Class A                          Class A, A3, Investor Class, AIM Cash Reserve Shares
Class A3                         Class A, A3, Investor Class, AIM Cash Reserve Shares
Investor Class                   Class A, A3, Investor Class
Class P                          Class A, A3, AIM Cash Reserve Shares
Class B                          Class B
Class C                          Class C
Class R                          Class R

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 Shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     AIM may use indications of fair value from pricing services approved by the Board. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by AIM in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

     Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

     Investors in tax-exempt funds should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" in the applicable fund's prospectus.

     The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, AIM Distributors or one or more of its corporate affiliates (collectively, AIM Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. AIM Affiliates make these payments from their own resources, from AIM Distributors' retention of initial sales charges and from payments to AIM Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with AIM Affiliates.

     AIM Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits AIM Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). AIM Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments AIM Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. AIM Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     AIM Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, AIM Affiliates benefit from the incremental management and other fees paid to AIM Affiliates by the funds with respect to those assets.

     AIM Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by AIM Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from AIM Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     The AIM Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of AIM Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

The ability of AIM Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.aiminvestments.com.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:       (800) 959-4246

ON THE INTERNET:    You can send us a request by e-mail or download
                    prospectuses, SAIs, annual or semiannual reports via our
                    website: http://www.aiminvestments.com

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM LIBOR Alpha Fund
   SEC 1940 Act file number: 811-05426
----------------------------------------

AIMinvestments.com     LAL-PRO-1

                                             [AIM INVESTMENTS LOGO APPEARS HERE]
                                                   --Registered Trademark--

                                                       AIM TRIMARK ENDEAVOR FUND

                                                                     PROSPECTUS

                                                               February 8, 2008


AIM Trimark Endeavor Fund's investment objective is long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                          ---------------------------
                           AIM TRIMARK ENDEAVOR FUND
                          ---------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2
Performance Table                                    3
FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4
Expense Example                                      4
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        5

------------------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS                     6
------------------------------------------------------
FUND MANAGEMENT                                      6
------------------------------------------------------
The Advisors                                         6
Advisor Compensation                                 7
Portfolio Manager                                    7
OTHER INFORMATION                                    7
------------------------------------------------------
Sales Charges                                        7
Dividends and Distributions                          7
FINANCIAL HIGHLIGHTS                                 8
------------------------------------------------------
GENERAL INFORMATION                                A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Share Class Eligibility                            A-1
Distribution and Service (12b-1) Fees              A-2
Initial Sales Charges (Class A Shares
  Only)                                            A-2
Contingent Deferred Sales Charges (CDSCs)          A-4
Redemption Fees                                    A-5
Purchasing Shares                                  A-6
Redeeming Shares                                   A-8
Exchanging Shares                                  A-9
Rights Reserved by the Funds                      A-11
Pricing of Shares                                 A-11
Taxes                                             A-12
Payments to Financial Advisors                    A-13
Excessive Short-Term Trading Activity
  (Market Timing) Disclosures                     A-13
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investment and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a registered service mark of A I M Management Group Inc. and AIM Funds Management Inc.
    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                          ---------------------------
                           AIM TRIMARK ENDEAVOR FUND
                          ---------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing, normally, at least 65% of its net assets in marketable equity securities, including convertible securities, of mid-capitalization companies. The fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell Midcap--Registered Trademark-- Index measures the performance of the 800 smallest companies in the Russell 1000--Registered Trademark-- Index. The Russell 1000--Registered Trademark-- Index measures the performance of the 1000 largest companies in the Russell 3000--Registered Trademark-- Index. The Russell 3000--Registered Trademark-- Index measures the performance of the 3000 largest U.S. companies based on total market capitalization. The companies in the Russell Midcap--Registered Trademark-- Index are considered representative of medium-sized companies.

    The fund may invest up to 10% of its total assets in fixed-income securities such as investment-grade debt securities, longer-term U.S. Government securities and high-quality money market investments. The fund may invest up to 25% of its total assets in foreign securities.


    Under normal conditions, the top ten holdings may comprise up to 50% of the fund's total assets. The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


    In selecting securities, the portfolio managers seek to identify companies that are both attractively priced relative to their prospective earnings and cash flow, and have strong long-term growth prospects. In evaluating companies, the portfolio managers emphasize several factors such as the quality of the company's management team, their commitment to securing a competitive advantage, and the company's sustainable growth potential. The portfolio managers typically consider whether to sell a security in any of four circumstances: 1) a more compelling investment opportunity exists, 2) the full value of the investment is deemed to have been realized, 3) there has been a fundamental negative change in management strategy of the company, or 4) there has been a fundamental negative change in competitive environment.
    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor or cash equivalents such as U.S. Government agency discount notes. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.
    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.
    Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.
    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                          ---------------------------
                           AIM TRIMARK ENDEAVOR FUND
                          ---------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURN
-----------                                                              -------
2004...................................................................   21.08%
2005...................................................................    7.40%
2006...................................................................   23.21%
2007...................................................................   -4.39%



    During the periods shown in the bar chart, the highest quarterly return was 12.75% (quarter ended December 31, 2006) and the lowest quarterly return was -9.77% (quarter ended December 31, 2007).

                          ---------------------------
                           AIM TRIMARK ENDEAVOR FUND
                          ---------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.


AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------
(for the periods ended                                             SINCE         INCEPTION
December 31, 2007)                                     1 YEAR     INCEPTION        DATE
------------------------------------------------------------------------------------------
Class A                                                                          11/04/03
  Return Before Taxes                                    (9.66)%     10.32%
  Return After Taxes on Distributions                   (10.89)       9.75
  Return After Taxes on Distributions and Sale of
     Fund Shares                                         (4.64)       8.97
Class B                                                                          11/04/03
  Return Before Taxes                                    (9.46)      10.71
Class C                                                                          11/04/03
  Return Before Taxes                                    (6.00)      11.05
Class R(1)                                                                       11/04/03(1)
  Return Before Taxes                                    (4.61)      11.57
------------------------------------------------------------------------------------------
S&P 500--Registered Trademark-- Index(2)                  5.49       10.37       10/31/03(5)
Russell Midcap--Registered Trademark-- Index(2,3)         5.60       14.30       10/31/03(5)
Lipper Mid-Cap Core Funds Index(2,4)                      6.34       12.03       10/31/03(5)
------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C and R will vary.


(1) The return shown for the one year period is the historical performance of the fund's Class R shares. The returns shown for other periods are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher 12b-1 fees applicable to the Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is April 30, 2004.

(2) The Standard and Poor's 500--Registered Trademark-- Index is a market capitalization weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Russell Midcap Index which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the fund has included the Lipper Mid-Cap Core Funds Index (which may or may not include the fund) for comparison to a peer group.


(3) The Russell Midcap--Registered Trademark-- Index measures the performance of the 800 smallest companies in the Russell 1000--Registered Trademark-- Index, which represent approximately 30% of the total market capitalization of the Russell 1000--Registered Trademark-- Index. The Russell Midcap--Registered Trademark-- Index is a trademark/service mark of the Frank Russell Company. Russell--Registered Trademark-- is a trademark of the Frank Russell Company. The Russell 1000--Registered Trademark-- Index measures the performance of the 1,000 largest capitalized U.S. domiciled companies whose common stock is traded in United States. The Russell 1000--Registered Trademark-- Index is a trademark/service mark of the Frank Russell Company. Russell--Registered Trademark-- is a trademark of the Frank Russell Company.


(4) The Lipper Mid-Cap Core Funds Index is an equally weighted representation of the largest funds in the Lipper Mid-Cap Core Funds category. These funds have an average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P MidCap 400 Index. The S&P MidCap 400 Index is a market capitalization-weighted index that is widely used for mid-sized companies. The index accounts for approximately 7% of the U.S. equities market.


(5) The average annual total return given is since the month-end closest to the inception date of the class with the longest performance history.

                          ---------------------------
                           AIM TRIMARK ENDEAVOR FUND
                          ---------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
-----------------------------------------------------------------------------------
(fees paid directly from your
investment)                           CLASS A     CLASS B     CLASS C     CLASS R
-----------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases
(as a percentage of offering price)     5.50%       None        None        None

Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)            None(1)     5.00%       1.00%       None(1)
-----------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(2)
-----------------------------------------------------------------------------------
(expenses that are deducted from fund
assets)                                    CLASS A    CLASS B    CLASS C    CLASS R
-----------------------------------------------------------------------------------
Management Fees(3)                          0.75%      0.75%      0.75%      0.75%

Distribution and/or Service (12b-1) Fees    0.25       1.00       1.00       0.50

Other Expenses                              0.36       0.36       0.36       0.36

Acquired Fund Fees and Expenses             0.02       0.02       0.02       0.02

Total Annual Fund Operating Expenses        1.38       2.13       2.13       1.63

Fee Waiver(4)                               0.01       0.01       0.01       0.01

Net Annual Fund Operating Expenses          1.37       2.12       2.12       1.62
-----------------------------------------------------------------------------------



(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)."

(2) There is no guarantee that actual expenses will be the same as those shown in the table.

(3) Effective July 1, 2007, the Board of Trustees approved a reduced contractual advisory fee schedule for the fund. Pursuant to the new fee schedule, the fund's maximum annual advisory fee rate ranges from 0.745% (for average net assets up to $250 million) to 0.64% (for average net assets over $10 billion). Management Fees have been restated to reflect the new fee schedule.


(4) Effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments in such affiliated money market funds. This contractual waiver resulted in an aggregate reduction in advisory fees of 0.01% for all classes of the fund for the year ended October 31, 2007. This waiver agreement is in effect through at least June 30, 2008.


    If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.
    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.
EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.
    The expense example assumes you:
  (i)  invest $10,000 in the fund for the time periods indicated;
  (ii) redeem all of your shares at the end of the periods indicated;
  (iii)earn a 5% return on your investment before operating expenses each year;
  (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements); and

  (v)  incur the applicable initial sales charges (see "General
      Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $682    $  962    $1,263     $2,115
Class B                                      715       966     1,343      2,270(1)
Class C                                      315       666     1,143      2,461
Class R                                      165       513       886      1,932
--------------------------------------------------------------------------------

                          ---------------------------
                           AIM TRIMARK ENDEAVOR FUND
                          ---------------------------

    You would pay the following expenses if you did not redeem your shares:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $682    $  962    $1,263     $2,115
Class B                                      215       666     1,143      2,270(1)
Class C                                      215       666     1,143      2,461
Class R                                      165       513       886      1,932
--------------------------------------------------------------------------------


(1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between A I M Advisors, Inc. and certain of its affiliates and the New York Attorney General requires A I M Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10 year period;

  - Your investment has a 5% return before expenses each year;

  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed;


  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and


  - There is no sales charge on reinvested dividends.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that A I M Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios, your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.37%        1.38%        1.38%        1.38%        1.38%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                       (2.07)%        1.48%        5.15%        8.96%       12.90%
End of Year Balance           $ 9,793.04   $10,147.54   $10,514.88   $10,895.52   $11,289.94
Estimated Annual Expenses     $   681.81   $   137.59   $   142.57   $   147.73   $   153.08
--------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                   YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Annual Expense Ratio(1)            1.38%        1.38%        1.38%        1.38%        1.38%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        16.99%       21.22%       25.61%       30.16%       34.87%
End of Year Balance           $11,698.64   $12,122.13   $12,560.95   $13,015.65   $13,486.82
Estimated Annual Expenses     $   158.62   $   164.36   $   170.31   $   176.48   $   182.87
--------------------------------------------------------------------------------------------


CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.37%        1.38%        1.38%        1.38%        1.38%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.63%        7.38%       11.27%       15.30%       19.47%
End of Year Balance           $10,363.00   $10,738.14   $11,126.86   $11,529.65   $11,947.03
Estimated Annual Expenses     $   139.49   $   145.60   $   150.87   $   156.33   $   161.99
--------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.38%        1.38%        1.38%        1.38%        1.38%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        23.80%       28.28%       32.92%       37.73%       42.72%
End of Year Balance           $12,379.51   $12,827.65   $13,292.01   $13,773.18   $14,271.77
Estimated Annual Expenses     $   167.85   $   173.93   $   180.23   $   186.75   $   193.51
--------------------------------------------------------------------------------------------


CLASS B(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.12%        2.13%        2.13%        2.13%        2.13%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         2.88%        5.83%        8.87%       11.99%       15.21%
End of Year Balance           $10,288.00   $10,583.27   $10,887.01   $11,199.46   $11,520.89
Estimated Annual Expenses     $   215.05   $   222.28   $   228.66   $   235.22   $   241.97
--------------------------------------------------------------------------------------------

CLASS B(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.13%        2.13%        2.13%        1.38%        1.38%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        18.52%       21.92%       25.42%       29.96%       34.66%
End of Year Balance           $11,851.54   $12,191.68   $12,541.58   $12,995.58   $13,466.02
Estimated Annual Expenses     $   248.92   $   256.06   $   263.41   $   176.21   $   182.59
--------------------------------------------------------------------------------------------

                          ---------------------------
                           AIM TRIMARK ENDEAVOR FUND
                          ---------------------------

CLASS C(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.12%        2.13%        2.13%        2.13%        2.13%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         2.88%        5.83%        8.87%       11.99%       15.21%
End of Year Balance           $10,288.00   $10,583.27   $10,887.01   $11,199.46   $11,520.89
Estimated Annual Expenses     $   215.05   $   222.28   $   228.66   $   235.22   $   241.97
--------------------------------------------------------------------------------------------

CLASS C(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.13%        2.13%        2.13%        2.13%        2.13%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        18.52%       21.92%       25.42%       29.02%       32.72%
End of Year Balance           $11,851.54   $12,191.68   $12,541.58   $12,901.52   $13,271.79
Estimated Annual Expenses     $   248.92   $   256.06   $   263.41   $   270.97   $   278.75
--------------------------------------------------------------------------------------------


CLASS R                         YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.62%        1.63%        1.63%        1.63%        1.63%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.38%        6.86%       10.47%       14.19%       18.04%
End of Year Balance           $10,338.00   $10,686.39   $11,046.52   $11,418.79   $11,803.60
Estimated Annual Expenses     $   164.74   $   171.35   $   177.12   $   183.09   $   189.26
--------------------------------------------------------------------------------------------

CLASS R                         YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.63%        1.63%        1.63%        1.63%        1.63%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        22.01%       26.13%       30.38%       34.77%       39.31%
End of Year Balance           $12,201.38   $12,612.57   $13,037.61   $13,476.98   $13,931.16
Estimated Annual Expenses     $   195.64   $   202.23   $   209.05   $   216.09   $   223.38
--------------------------------------------------------------------------------------------


(1) Your actual expenses may be higher or lower than those shown.


(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.aiminvestments.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.aiminvestments.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------


THE ADVISORS


A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM Funds Management Inc. (the subadvisor), an affiliate of the advisor, is located at 5140 Yonge Street, Suite 900, Toronto, Ontario M2N 6X7. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.

    The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1981. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM, A I M Distributors, Inc. (ADI) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.
    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

                          ---------------------------
                           AIM TRIMARK ENDEAVOR FUND
                          ---------------------------

ADVISOR COMPENSATION


During the fiscal year ended October 31, 2007, the advisor received compensation of 0.74% of average daily net assets after fee waivers and/or expense reimbursements.


    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement of the fund is available in the fund's most recent report to shareholders for the twelve-month period ended October 31.



PORTFOLIO MANAGER



- Clayton Zacharias, Portfolio Manager, is primarily responsible for the day-to-day management of the fund's portfolio. He has been responsible for the fund since 2007 and has been associated with the subadvisor and/or its affiliates since 2002.



    More information on this portfolio manager may be found on the advisor's website http://www.aiminvestments.com. The website is not a part of the prospectus.


    The fund's Statement of Additional Information provides additional information about the portfolio manager's investments in the fund, a description of his compensation structure, and information regarding other accounts he manages.


OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES


Purchases of Class A shares of AIM Trimark Endeavor Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge. Purchases of Class B and Class C shares are subject to a contingent deferred sales charge. Certain purchases of Class R shares may be subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.


DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                          ---------------------------
                           AIM TRIMARK ENDEAVOR FUND
                          ---------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.
    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).
    The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


                                                                                      CLASS A
                                                              --------------------------------------------------------
                                                                                                    NOVEMBER 4, 2003
                                                                   YEAR ENDED OCTOBER 31,          (COMMENCEMENT DATE)
                                                              ---------------------------------      TO OCTOBER 31,
                                                                2007          2006       2005             2004
                                                              --------       -------    -------    -------------------
Net asset value, beginning of period                          $  15.66       $ 12.53    $ 11.53          $ 10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                 0.07         (0.02)      0.01            (0.05)
----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.82          3.18       0.99             1.58
======================================================================================================================
    Total from investment operations                              1.89          3.16       1.00             1.53
======================================================================================================================
Less distributions:
  Dividends from net investment income                              --         (0.03)        --               --
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.82)           --         --               --
======================================================================================================================
    Total distributions                                          (0.82)        (0.03)        --               --
======================================================================================================================
Net asset value, end of period                                $  16.73       $ 15.66    $ 12.53          $ 11.53
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  12.44%        25.26%      8.67%           15.30%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $159,244       $69,660    $55,124          $24,996
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.35%(c)      1.56%      1.66%            2.00%(d)
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.39%(c)      1.62%      1.71%            3.02%(d)
======================================================================================================================
Ratio of net investment income (loss) to average net assets       0.40%(c)     (0.16)%     0.04%           (0.49)%(d)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(e)                                          39%           28%        15%              35%
______________________________________________________________________________________________________________________
======================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $146,203,872.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                          ---------------------------
                           AIM TRIMARK ENDEAVOR FUND
                          ---------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                      CLASS B
                                                              -------------------------------------------------------
                                                                         YEAR ENDED                NOVEMBER 4, 2003
                                                                        OCTOBER 31,               (COMMENCEMENT DATE)
                                                              --------------------------------      TO OCTOBER 31,
                                                               2007          2006       2005             2004
                                                              -------       -------    -------    -------------------
Net asset value, beginning of period                          $ 15.39       $ 12.38    $ 11.47          $10.00
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                               (0.06)        (0.13)     (0.08)          (0.13)
---------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         1.79          3.14       0.99            1.60
=====================================================================================================================
    Total from investment operations                             1.73          3.01       0.91            1.47
=====================================================================================================================
Less distributions from net realized gains                      (0.82)           --         --              --
=====================================================================================================================
Net asset value, end of period                                $ 16.30       $ 15.39    $ 12.38          $11.47
_____________________________________________________________________________________________________________________
=====================================================================================================================
  Total return(b)                                               11.58%        24.31%      7.93%          14.70%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $22,258       $14,104    $13,237          $6,403
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.10%(c)      2.31%      2.35%           2.65%(d)
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.14%(c)      2.37%      2.40%           3.67%(d)
=====================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.35)%(c)    (0.91)%    (0.65)%         (1.14)%(d)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate(e)                                         39%           28%        15%             35%
_____________________________________________________________________________________________________________________
=====================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $19,650,312.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.



                                                                                      CLASS C
                                                              -------------------------------------------------------
                                                                                                   NOVEMBER 4, 2003
                                                                   YEAR ENDED OCTOBER 31,         (COMMENCEMENT DATE)
                                                              --------------------------------      TO OCTOBER 31,
                                                               2007          2006       2005             2004
                                                              -------       -------    -------    -------------------
Net asset value, beginning of period                          $ 15.39       $ 12.38    $ 11.47          $10.00
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                               (0.06)        (0.13)     (0.08)          (0.13)
---------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         1.79          3.14       0.99            1.60
=====================================================================================================================
    Total from investment operations                             1.73          3.01       0.91            1.47
=====================================================================================================================
Less distributions from realized gains                          (0.82)           --         --              --
=====================================================================================================================
Net asset value, end of period                                $ 16.30       $ 15.39    $ 12.38          $11.47
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                 11.58%        24.31%      7.93%          14.70%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $41,790       $16,437    $12,910          $5,944
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.10%(c)      2.31%      2.35%           2.65%(d)
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.14%(c)      2.37%      2.40%           3.67%(d)
=====================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.35)%(c)    (0.91)%    (0.65)%         (1.14)%(d)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate(e)                                         39%           28%        15%             35%
_____________________________________________________________________________________________________________________
=====================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $31,734,233.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                          ---------------------------
                           AIM TRIMARK ENDEAVOR FUND
                          ---------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                    CLASS R
                                                              ----------------------------------------------------
                                                                                                 APRIL 30, 2004
                                                                 YEAR ENDED OCTOBER 31,        (COMMENCEMENT DATE)
                                                              -----------------------------      TO OCTOBER 31,
                                                               2007         2006      2005            2004
                                                              ------       ------    ------    -------------------
Net asset value, beginning of period                          $15.58       $12.48    $11.51          $10.88
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                               0.03        (0.06)    (0.02)          (0.04)
------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        1.80         3.18      0.99            0.67
==================================================================================================================
    Total from investment operations                            1.83         3.12      0.97            0.63
==================================================================================================================
Less distributions:
  Dividends from net investment income                            --        (0.02)       --              --
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.82)          --        --              --
==================================================================================================================
    Total distributions                                        (0.82)       (0.02)       --              --
==================================================================================================================
Net asset value, end of period                                $16.59       $15.58    $12.48          $11.51
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                12.11%       25.04%     8.43%           5.79%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $4,905       $  812    $  253          $   34
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.60%(c)     1.81%     1.85%           2.15%(d)
------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.64%(c)     1.87%     1.90%           3.17%(d)
==================================================================================================================
Ratio of net investment income (loss) to average net assets     0.15%(c)    (0.41)%   (0.15)%         (0.64)%(d)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate(e)                                        39%          28%       15%             35%
__________________________________________________________________________________________________________________
==================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $2,733,242.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                  THE AIM FUNDS

GENERAL INFORMATION

In addition to the fund, AIM serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

CLASS A                     CLASS A3            CLASS B              CLASS C             CLASS R         INVESTOR CLASS
-------                -----------------  -------------------  ------------------  ------------------  -----------------
-  Initial             -  No initial      -  No initial        -  No initial          -  No initial    -  No initial
   sales charge which     sales charge       sales charge         sales charge           sales charge     sales charge
   may be waived or
   reduced

-  Contingent          -  No contingent   -  Contingent        -  Contingent       -  Contingent       -  No contingent
   deferred sales         deferred sales     deferred sales       deferred sales      deferred sales      deferred sales
   charge on certain      charge             charge on            charge on           charge on           charge
   redemptions                               redemptions          redemptions         certain
                                             within six years     within one          redemptions
                                                                  year(3)

-  12b-1 fee of        -  12b-1 fee of    -  12b-1 fee of      -  12b-1 fee of     -  12b-1 fee of     -  12b-1 fee
   0.25%(1)               0.25%              1.00%                1.00%(4)            0.50%               of 0.25%(1)

                       -  Does not        -  Converts to       -  Does not         -  Does not         -  Does not
                          convert to         Class A shares       convert to          convert to          convert to
                          Class A shares     on or about the      Class A shares      Class A shares      Class A shares
                                             end of the month
                                             which is at
                                             least eight
                                             years after the
                                             date on which
                                             shares were
                                             purchased along
                                             with a pro rata
                                             portion of
                                             reinvested
                                             dividends and
                                             distributions(2)

-  Generally           -  Available       -  Purchase          -  Generally  more  -  Generally,       -  Generally
   more appropriate       only through a     orders limited       appropriate for     available only      closed to new
   for long-term          limited number     to amount less       short-term          to employee         investors
   investors              of funds           than $100,000        investors           benefit plans

                                                               -  Purchase
                                                                  orders limited
                                                                  to amounts less
                                                                  than $1,000,000

(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.


MCF--12/07                             A-1

CLASS R SHARES

Class R shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Employee benefit plans; provided, however, that retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Investor Class shares, unless the plan is considered a grandfathered investor or the account is opened through a grandfathered intermediary. Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to A I M Distributors, Inc. (AIM Distributors) to compensate or reimburse, as applicable, AIM Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $ 25,000                       5.50%          5.82%
$ 25,000 but less than $ 50,000          5.25           5.54
$ 50,000 but less than $ 100,000         4.75           4.99
$100,000 but less than $ 250,000         3.75           3.90
$250,000 but less than $ 500,000         3.00           3.09
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY II INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $50,000                        4.75%          4.99%
$ 50,000 but less than $ 100,000         4.00           4.17
$100,000 but less than $ 250,000         3.75           3.90
$250,000 but less than $ 500,000         2.50           2.56
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY III INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $100,000                       1.00%          1.01%
$100,000 but less than $ 250,000         0.75           0.76
$250,000 but less than $1,000,000        0.50           0.50

CATEGORY IV INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $100,000                       2.50%          2.56%
$100,000 but less than $ 250,000         2.00           2.04
$250,000 but less than $ 500,000         1.50           1.52
$500,000 but less than $1,000,000        1.25           1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current or retired trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any foundation, trust or employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

- Any registered representative or employee of any intermediary who has an agreement with AIM Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship).

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.aiminvestments.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P or R) and investments in the AIM College Savings Plan--Registered Trademark-- for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

- A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

- A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If AIM Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares without paying an initial sales charge, your shares may be subject to a CDSC upon redemption in the following circumstances:

                                                                                   CDSC APPLICABLE UPON
SHARES INITIALLY PURCHASED           SHARES HELD AFTER AN EXCHANGE                 REDEMPTION OF SHARES
--------------------------       -------------------------------------   ----------------------------------------
-   Class A shares of any        -   Class A shares of any Category I,   -   1% if shares are redeemed
    Category I, II or IV fund        II or IV fund                           within 18 months of initial purchase
                                                                             of any Category I, II or IV Fund

                                 -   AIM Cash Reserve Shares of AIM
                                     Money Market Fund

                                 -   Class A Shares of AIM Tax-Exempt
                                     Cash Fund

                                 -   Class A3 Shares of AIM Limited
                                     Maturity Treasury Fund and
                                     AIM Tax-Free Intermediate Fund

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN

AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                           5%        1%
Second                          4      None
Third                           3      None
Fourth                          3      None
Fifth                           2      None
Sixth                           1      None
Seventh and following        None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

AIM Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if AIM Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.aiminvestments.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

     The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Aggressive Growth Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Value Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM S&P 500 Index Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and variable insurance contracts which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

TEMPORARY REDEMPTION FEE FOR CLASS A SHARES OF AIM SELECT REAL ESTATE INCOME
FUND

On March 12, 2007, AIM Select Real Estate Income Fund, a closed-end fund, was reorganized as an open-end fund. Shareholders of the Common Shares of the closed-end AIM Select Real Estate Income Fund received Class A shares of the open-end AIM Select Real Estate Income Fund in connection with the reorganization. If you redeem those shares received in connection with the reorganization, including redeeming by exchange, within 12 months following the date of the reorganization, you will be charged a 2.00% redemption fee.

     This 2.00% redemption fee will not apply to Class A shares of the open-end AIM Select Real Estate Income Fund that are purchased after the reorganization. The redemption fee will be retained by the open-end AIM Select Real Estate Income Fund to offset transaction costs and other expenses associated with redemptions or exchanges. It is designed, in part, to stabilize outflows from the open-end AIM Select Real Estate Income Fund after the reorganization and to deter arbitrage trades by investors seeking to profit from the difference between the cost of purchasing Common Shares of the closed-end AIM Select Real Estate Income Fund at a discount to net asset value, and the proceeds of redeeming Class A shares of the open-end AIM Select Real Estate Fund at their net asset value following the reorganization. To the extent that arbitrage and other short-term trading still occurs, the redemption fee would protect AIM Select Real Estate Income Fund and its long-term shareholders by recouping some of the costs of the arbitrage-related redemptions and exchanges. The redemption fee may also offset to some extent some of the direct and indirect costs associated with the reorganization.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, and Investor Class shares for fund accounts are as follows:

                                                                                          ADDITIONAL
                                                                     INITIAL INVESTMENT   INVESTMENTS
TYPE OF ACCOUNT                                                           PER FUND         PER FUND
---------------                                                      ------------------   -----------
Wrap-fee accounts managed by your financial advisor                          None             None
Employee benefit plans, SEP, SARSEP and SIMPLE IRA plans                     None             None
Any type of account if the investor is purchasing shares through a
   systematic purchase plan                                                $   50            $  50
IRAs, Roth IRAs and Coverdell ESAs                                            250             25
All other accounts                                                          1,000             50
AIM Distributors has the discretion to accept orders for lesser amounts.

HOW TO PURCHASE SHARES

                          OPENING AN ACCOUNT                                  ADDING TO AN ACCOUNT
                          ------------------                                  --------------------
Through a Financial       Contact your financial advisor.                     Contact your financial advisor.
Advisor

By Mail                   Mail completed account application and check to     Mail your check and the remittance slip from your
                          the transfer agent,                                 confirmation statement to the transfer agent.
                          AIM Investment Services, Inc., P.O. Box 4739,
                          Houston, TX 77210-4739.

By Wire                   Mail completed account application to the           Call the transfer agent to receive a reference
                          transfer agent. Call the transfer agent at (800)    number. Then, use the wire instructions provided
                          959-4246 to receive a reference number. Then, use   below.
                          the wire instructions provided below.

Wire Instructions         Beneficiary Bank ABA/Routing #: 021000021
                          Beneficiary Account Number: 00100366807
                          Beneficiary Account Name: AIM Investment
                          Services, Inc.
                          RFB: Fund Name, Reference #
                          OBI: Your Name, Account #

By Telephone              Open your account using one of the methods          Select the AIM Bank Connection(SM) option on your
                          described above.                                    completed account application or complete a
                                                                              Special Account Options Form. Mail the
                                                                              application or form to the transfer agent. Once
                                                                              the transfer agent has received the form, call
                                                                              the transfer agent at the number below to place
                                                                              your purchase order.

Automated Investor Line   Open your account using one of the methods          Call the AIM 24-hour Automated Investor Line at
                          described above.                                    1-800-246-5463. You may place your order after
                                                                              you have provided the bank instructions that will
                                                                              be requested.

By Internet               Open your account using one of the methods          Access your account at www.aiminvestments.com.
                          described above.                                    The proper bank instructions must have been
                                                                              provided on your account. You may not purchase
                                                                              shares in retirement accounts on the internet.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50 per fund. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to AIM's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to AIM's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY AIM DISTRIBUTORS

AIM Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial Advisor      Contact your financial advisor or intermediary
or Other Intermediary            (including your retirement plan administrator).

By Mail Send a written request to the transfer agent which includes:

                                 -    Original signatures of all registered
                                      owners/trustees;

                                 - The dollar value or number of shares that you wish to redeem;

                                 - The name of the fund(s) and your account number; and

                                 -    Signature guarantees, if necessary (see
                                      below).

                                 The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form.

By Telephone                     Call the transfer agent at 1-800-959-4246. You
                                 will be allowed to redeem by telephone if:

                                 - Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                                 -    You do not hold physical share
                                      certificates;

                                 -    You can provide proper identification
                                      information;

                                 -    Your redemption proceeds do not exceed
                                      $250,000 per fund; and

                                 -    You have not previously declined the
                                      telephone redemption privilege.

                                 You may, in limited circumstances, initiate a redemption from an AIM IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

Automated Investor Line          Call the AIM 24-hour Automated Investor Line at
                                 1-800-246-5463. You may place your redemption
                                 order after you have provided the bank
                                 instructions that will be requested.

By Internet                      Place your redemption request at
                                 www.aiminvestments.com. You will be allowed to
                                 redeem by Internet if:

                                 -    You do not hold physical share
                                      certificates;

                                 -    You can provide proper identification
                                      information;

                                 -    Your redemption proceeds do not exceed
                                      $250,000 per fund; and

                                 -    You have already provided proper bank
                                      information.

                                 Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have an account balance of at least $5,000 in order to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

-    AIM Money Market Fund, AIM Cash Reserve Shares and Investor Class shares

-    AIM Tax-Exempt Cash Fund, Class A shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM                    EXCHANGE TO
-------------                    ----------------------------------------------------
AIM Cash Reserve Shares          Class A, A3, B, C, R, Investor Class
Class A                          Class A, A3, Investor Class, AIM Cash Reserve Shares
Class A3                         Class A, A3, Investor Class, AIM Cash Reserve Shares
Investor Class                   Class A, A3, Investor Class
Class P                          Class A, A3, AIM Cash Reserve Shares
Class B                          Class B
Class C                          Class C
Class R                          Class R

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 Shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     AIM may use indications of fair value from pricing services approved by the Board. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by AIM in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

     Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

     Investors in tax-exempt funds should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" in the applicable fund's prospectus.

     The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, AIM Distributors or one or more of its corporate affiliates (collectively, AIM Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. AIM Affiliates make these payments from their own resources, from AIM Distributors' retention of initial sales charges and from payments to AIM Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with AIM Affiliates.

     AIM Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits AIM Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). AIM Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments AIM Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. AIM Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     AIM Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, AIM Affiliates benefit from the incremental management and other fees paid to AIM Affiliates by the funds with respect to those assets.

     AIM Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by AIM Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from AIM Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     The AIM Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of AIM Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

The ability of AIM Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.aiminvestments.com.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:       (800) 959-4246

ON THE INTERNET:    You can send us a request by e-mail or download
                    prospectuses, SAIs, annual or semiannual reports via our
                    website: http://www.aiminvestments.com

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Trimark Endeavor Fund
   SEC 1940 Act file number: 811-05426
----------------------------------------

AIMinvestments.com     T-END-PRO-1

                                             [AIM INVESTMENTS LOGO APPEARS HERE]
                                                   --Registered Trademark--

                                                                AIM TRIMARK FUND

                                                                     PROSPECTUS

                                                               February 8, 2008


AIM Trimark Fund's investment objective is long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                               ------------------
                                AIM TRIMARK FUND
                               ------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2
Performance Table                                    3
FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4
Expense Example                                      4
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        5
------------------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS                     6
------------------------------------------------------
FUND MANAGEMENT                                      6
------------------------------------------------------
The Advisors                                         6
Advisor Compensation                                 7
Portfolio Managers                                   7
OTHER INFORMATION                                    7
------------------------------------------------------
Sales Charges                                        7
Dividends and Distributions                          7
FINANCIAL HIGHLIGHTS                                 8
------------------------------------------------------
GENERAL INFORMATION                                A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Share Class Eligibility                            A-1
Distribution and Service (12b-1) Fees              A-2
Initial Sales Charges (Class A Shares
  Only)                                            A-2
Contingent Deferred Sales Charges (CDSCs)          A-4
Redemption Fees                                    A-5
Purchasing Shares                                  A-6
Redeeming Shares                                   A-8
Exchanging Shares                                  A-9
Rights Reserved by the Funds                      A-11
Pricing of Shares                                 A-11
Taxes                                             A-12
Payments to Financial Advisors                    A-13
Excessive Short-Term Trading Activity
  (Market Timing) Disclosures                     A-13
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investment and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a registered service mark of A I M Management Group Inc. and AIM Funds Management Inc.
    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                               ------------------
                                AIM TRIMARK FUND
                               ------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective generally by investing, normally, at least 75% of its net assets in marketable equity securities of medium-and large-sized companies, including convertible securities, of domestic issuers and foreign issuers. The fund will normally invest in the securities of companies located in at least three countries, including the United States.
    The fund emphasizes investment in companies in developed countries such as the United States, the countries of Western Europe and certain countries in the Pacific Basin. The fund may also invest in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles.

    The fund may invest up to 10% of its total assets in fixed-income securities such as investment-grade debt securities, longer-term U.S. Government securities and high-quality money market investments.


    Under normal conditions, the top ten holdings may comprise up to 50% of the fund's total assets. The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In selecting securities, the portfolio managers seek to identify companies that are both attractively priced relative to their prospective earnings and cash flow, and have strong long-term growth prospects. In evaluating companies, the portfolio managers emphasize several factors such as the quality of the company's management team, their commitment to securing a competitive advantage, and the company's sustainable growth potential. The portfolio managers typically consider whether to sell a security in any of four circumstances: 1) a more compelling investment opportunity exists, 2) the full value of the investment is deemed to have been realized, 3) there has been a fundamental negative change in management strategy of the company, or 4) there has been a fundamental negative change in competitive environment.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor or cash equivalents such as U.S. Government agency discount notes. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.
    The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

    These factors may affect the prices of securities issued by foreign companies and governments located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.
    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

                               ------------------
                                AIM TRIMARK FUND
                               ------------------

    Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.
    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


                                                                         ANNUAL
YEAR ENDED                                                               TOTAL
DECEMBER 31                                                              RETURN
-----------                                                              ------
2004...................................................................  10.21%
2005...................................................................   6.76%
2006...................................................................  26.34%
2007...................................................................   6.28%



    During the periods shown in the bar chart, the highest quarterly return was 11.18% (quarter ended December 31, 2004) and the lowest quarterly return was -4.28% (quarter ended September 30, 2004).

                               ------------------
                                AIM TRIMARK FUND
                               ------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.


AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------
(for the periods ended                                  SINCE      INCEPTION
December 31, 2007)                           1 YEAR     INCEPTION    DATE
----------------------------------------------------------------------------
Class A                                                            11/04/03
  Return Before Taxes                          0.45%     11.12%
  Return After Taxes on Distributions         (1.16)     10.48
  Return After Taxes on Distributions and
     Sale of Fund Shares                       2.43       9.64
Class B                                                            11/04/03
  Return Before Taxes                          0.77      11.49
Class C                                                            11/04/03
  Return Before Taxes                          4.55      11.85
Class R(1)                                                         11/04/03(1)
  Return Before Taxes                          5.96      12.39
----------------------------------------------------------------------------
MSCI World Index(SM)(2)                        9.04      14.75     10/31/03(4)
Lipper Global Multi-Cap Core Funds
  Index(2,3)                                   8.20      14.68     10/31/03(4)
----------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C and R will vary.


(1) The return shown for the one year period is the historical performance of the fund's Class R shares. The returns shown for other periods are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable for the Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is April 30, 2004.

(2) The Morgan Stanley Capital International World Index(SM) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. In addition, the fund has included the Lipper Global Multi-Cap Core Funds Index (which may or may not include the fund) for comparison to a peer group.


(3) The Lipper Global Multi-Cap Core Funds Index is an equally weighted representation of the largest funds in the Lipper Global Multi-Cap Core Funds category. These funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup BMI Global. The S&P/Citigroup BMI Global is an unmanaged float adjusted index that reflects the stock markets of all countries that meet certain market capitalization criteria.


(4) The average annual total return given is since the month-end closest to the inception date of the class with the longest performance history.

                               ------------------
                                AIM TRIMARK FUND
                               ------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
-----------------------------------------------------------------------------------
(fees paid directly from your
investment)                           CLASS A     CLASS B     CLASS C     CLASS R
-----------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases
(as a percentage of offering price)     5.50%       None        None        None

Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)            None(1)     5.00%       1.00%       None(1)
Redemption/Exchange Fee (as a
percentage of amount
redeemed/exchanged)                     2.00%(2)    2.00%(2)    2.00%(2)    2.00%(2)
-----------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES(3)
-----------------------------------------------------------------------------------
(expenses that are deducted from fund
assets)                                    CLASS A    CLASS B    CLASS C    CLASS R
-----------------------------------------------------------------------------------
Management Fees(4)                          0.80%      0.80%      0.80%      0.80%

Distribution and/or Service (12b-1) Fees    0.25       1.00       1.00       0.50

Other Expenses                              0.62       0.62       0.62       0.62

Acquired Fund Fees and Expenses             0.01       0.01       0.01       0.01
Total Annual Fund Operating Expenses(5)     1.68       2.43       2.43       1.93

-----------------------------------------------------------------------------------



(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)."


(2) You may be charged a 2.00% fee on redemptions or exchanges of Class A, Class B, Class C, or Class R shares held 30 days or less. See "General Information--Redemption Fees" for more information.

(3) There is no guarantee that actual expenses will be the same as those shown in the table.

(4) Effective July 1, 2007, the Board of Trustees approved a reduced contractual advisory fee schedule for the fund. Pursuant to the new fee schedule, the fund's maximum annual advisory fee rate ranges from 0.80% (for average net assets up to $250 million) to 0.66% (for average net assets over $10 billion). Management Fees have been restated to reflect the new fee schedule.


(5) The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C and Class R shares to 2.15%, 2.90%, 2.90%, and 2.40%, respectively, of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expenses on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through at least June 30, 2008.



    If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.
    The expense example assumes you:
  (i)  invest $10,000 in the fund for the time periods indicated;
  (ii) redeem all of your shares at the end of the periods indicated;
  (iii)earn a 5% return on your investment before operating expenses each year;
  (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements); and

  (v)  incur the applicable initial sales charges (see "General
      Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).

                               ------------------
                                AIM TRIMARK FUND
                               ------------------

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------
Class A                            $711    $1,050    $1,412     $2,428
Class B                             746     1,058     1,496      2,581(1)
Class C                             346       758     1,296      2,766
Class R                             196       606     1,042      2,254
-----------------------------------------------------------------------


    You would pay the following expenses if you did not redeem your shares:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $711    $1,050    $1,412     $2,428
Class B                                      246       758     1,296      2,581(1)
Class C                                      246       758     1,296      2,766
Class R                                      196       606     1,042      2,254
--------------------------------------------------------------------------------


(1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between A I M Advisors, Inc. and certain of its affiliates and the New York Attorney General requires A I M Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10 year period;

  - Your investment has a 5% return before expenses each year;

  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed;


  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and


  - There is no sales charge on reinvested dividends.
    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that A I M Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios, your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.68%        1.68%        1.68%        1.68%        1.68%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                       (2.36)%        0.88%        4.23%        7.69%       11.26%
End of Year Balance           $ 9,763.74   $10,087.90   $10,422.81   $10,768.85   $11,126.38
Estimated Annual Expenses     $   711.40   $   166.75   $   172.29   $   178.01   $   183.92
--------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                   YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Annual Expense Ratio(1)            1.68%        1.68%        1.68%        1.68%        1.68%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        14.96%       18.77%       22.72%       26.79%       31.00%
End of Year Balance           $11,495.77   $11,877.43   $12,271.76   $12,679.19   $13,100.14
Estimated Annual Expenses     $   190.03   $   196.33   $   202.85   $   209.59   $   216.55
--------------------------------------------------------------------------------------------


CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.68%        1.68%        1.68%        1.68%        1.68%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.32%        6.75%       10.29%       13.96%       17.74%
End of Year Balance           $10,332.00   $10,675.02   $11,029.43   $11,395.61   $11,773.94
Estimated Annual Expenses     $   170.79   $   176.46   $   182.32   $   188.37   $   194.62
--------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                   YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.68%        1.68%        1.68%        1.68%        1.68%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        21.65%       25.69%       29.86%       34.17%       38.63%
End of Year Balance           $12,164.84   $12,568.71   $12,985.99   $13,417.13   $13,862.58
Estimated Annual Expenses     $   201.09   $   207.76   $   214.66   $   221.79   $   229.15
--------------------------------------------------------------------------------------------

                               ------------------
                                AIM TRIMARK FUND
                               ------------------

CLASS B(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.43%        2.43%        2.43%        2.43%        2.43%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         2.57%        5.21%        7.91%       10.68%       13.53%
End of Year Balance           $10,257.00   $10,520.60   $10,790.98   $11,068.31   $11,352.77
Estimated Annual Expenses     $   246.12   $   252.45   $   258.94   $   265.59   $   272.42
--------------------------------------------------------------------------------------------

CLASS B(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.43%        2.43%        2.43%        1.68%        1.68%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        16.45%       19.44%       22.51%       26.57%       30.78%
End of Year Balance           $11,644.53   $11,943.80   $12,250.75   $12,657.48   $13,077.71
Estimated Annual Expenses     $   279.42   $   286.60   $   293.96   $   209.23   $   216.18
--------------------------------------------------------------------------------------------


CLASS C(2)                      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.43%        2.43%        2.43%        2.43%        2.43%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         2.57%        5.21%        7.91%       10.68%       13.53%
End of Year Balance           $10,257.00   $10,520.60   $10,790.98   $11,068.31   $11,352.77
Estimated Annual Expenses     $   246.12   $   252.45   $   258.94   $   265.59   $   272.42
--------------------------------------------------------------------------------------------

CLASS C(2)                      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            2.43%        2.43%        2.43%        2.43%        2.43%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        16.45%       19.44%       22.51%       25.66%       28.89%
End of Year Balance           $11,644.53   $11,943.80   $12,250.75   $12,565.60   $12,888.53
Estimated Annual Expenses     $   279.42   $   286.60   $   293.96   $   301.52   $   309.27
--------------------------------------------------------------------------------------------


CLASS R                         YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.93%        1.93%        1.93%        1.93%        1.93%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.07%        6.23%        9.50%       12.86%       16.32%
End of Year Balance           $10,307.00   $10,623.42   $10,949.56   $11,285.72   $11,632.19
Estimated Annual Expenses     $   195.96   $   201.98   $   208.18   $   214.57   $   221.16
--------------------------------------------------------------------------------------------

CLASS R                         YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.93%        1.93%        1.93%        1.93%        1.93%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        19.89%       23.57%       27.37%       31.28%       35.31%
End of Year Balance           $11,989.30   $12,357.37   $12,736.74   $13,127.76   $13,530.78
Estimated Annual Expenses     $   227.95   $   234.95   $   242.16   $   249.59   $   257.25
--------------------------------------------------------------------------------------------


(1) Your actual expenses may be higher or lower than those shown.

(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.aiminvestments.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.aiminvestments.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------


THE ADVISORS


A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM Funds Management Inc. (the subadvisor), an affiliate of the advisor, is located at 5140 Yonge Street, Suite 900, Toronto, Ontario M2N 6X7. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.

    The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1981. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM, A I M Distributors, Inc. (ADI) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the

                               ------------------
                                AIM TRIMARK FUND
                               ------------------

parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.
    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION


During the fiscal year ended October 31, 2007, the advisor received compensation of 0.80% of average daily net assets.


    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement of the fund is available in the fund's most recent report to shareholders for the twelve-month period ended October 31.



PORTFOLIO MANAGERS


The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:


- Dana Love (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the subadvisor and/or its affiliates since 1999. As the lead manager, Mr. Love generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Love may perform these functions, and the nature of these functions, may change from time to time.



- Bruce Harrop, Portfolio Manager, who has been responsible for the fund since 2008 and has been associated with the subadvisor and/or its affiliates since 1999.



    More information on these portfolio managers may be found on the advisor's website http://www.aiminvestments.com. The website is not a part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES


Purchases of Class A shares of AIM Trimark Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares
Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class B and Class C shares are subject to a contingent deferred sales charge. Certain purchases of Class R shares may be subject to the contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.


DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                               ------------------
                                AIM TRIMARK FUND
                               ------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.
    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).
    The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


                                                                                   CLASS A
                                                              -------------------------------------------------
                                                                                                   NOVEMBER 4,
                                                                                                      2003
                                                                                                  (COMMENCEMENT
                                                                   YEAR ENDED OCTOBER 31,           DATE) TO
                                                              --------------------------------     OCTOBER 31,
                                                               2007          2006       2005          2004
                                                              -------       -------    -------    -------------
Net asset value, beginning of period                          $ 14.38       $ 11.44    $ 10.38       $10.00
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.30(a)      (0.04)(a)   (0.04)      (0.05)(a)
---------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         2.36          3.14       1.10         0.43
===============================================================================================================
    Total from investment operations                             2.66          3.10       1.06         0.38
===============================================================================================================
Less distributions from net realized gains                      (0.57)        (0.16)        --           --
===============================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.00       0.00         0.00
===============================================================================================================
Net asset value, end of period                                $ 16.47       $ 14.38    $ 11.44       $10.38
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(b)                                                 19.02%        27.40%     10.21%        3.80%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $53,990       $31,258    $18,368       $9,757
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.66%(c)      2.03%      2.21%        2.25%(d)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.70%(c)      2.08%      2.53%        3.84%(d)
===============================================================================================================
Ratio of net investment income (loss) to average net assets      1.90%(c)     (0.31)%    (0.46)%      (0.53)%(d)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate(e)                                         59%           59%        44%          38%
_______________________________________________________________________________________________________________
===============================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $50,192,385.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                               ------------------
                                AIM TRIMARK FUND
                               ------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                  CLASS B
                                                              -----------------------------------------------
                                                                                                 NOVEMBER 4,
                                                                                                    2003
                                                                                                (COMMENCEMENT
                                                                  YEAR ENDED OCTOBER 31,          DATE) TO
                                                              ------------------------------     OCTOBER 31,
                                                               2007          2006      2005         2004
                                                              -------       ------    ------    -------------
Net asset value, beginning of period                          $ 14.08       $11.29    $10.31       $10.00
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.18(a)     (0.13)(a)  (0.12)      (0.12)(a)
-------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         2.30         3.08      1.10         0.43
=============================================================================================================
    Total from investment operations                             2.48         2.95      0.98         0.31
=============================================================================================================
Less distributions from net realized gains                      (0.57)       (0.16)       --           --
=============================================================================================================
Redemption fees added to shares of beneficial interest           0.00         0.00      0.00         0.00
=============================================================================================================
Net asset value, end of period                                $ 15.99       $14.08    $11.29       $10.31
_____________________________________________________________________________________________________________
=============================================================================================================
Total return(b)                                                 18.11%       26.42%     9.51%        3.10%
_____________________________________________________________________________________________________________
=============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $10,640       $7,549    $6,315       $4,358
_____________________________________________________________________________________________________________
=============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.41%(c)     2.78%     2.90%        2.90%(d)
-------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.45%(c)     2.83%     3.22%        4.49%(d)
=============================================================================================================
Ratio of net investment income (loss) to average net assets      1.15%(c)    (1.06)%   (1.15)%      (1.18)%(d)
_____________________________________________________________________________________________________________
=============================================================================================================
Portfolio turnover rate(e)                                         59%          59%       44%          38%
_____________________________________________________________________________________________________________
=============================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $9,386,177.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                               ------------------
                                AIM TRIMARK FUND
                               ------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                    CLASS C
                                                              ---------------------------------------------------
                                                                                                     NOVEMBER 4,
                                                                                                        2003
                                                                                                    (COMMENCEMENT
                                                                    YEAR ENDED OCTOBER 31,            DATE) TO
                                                              ----------------------------------     OCTOBER 31,
                                                               2007            2006        2005         2004
                                                              -------       ----------    ------    -------------
Net asset value, beginning of period                          $ 14.09         $11.29      $10.31       $10.00
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.18(a)       (0.13)(a)   (0.12)       (0.12)(a)
-----------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         2.30           3.09        1.10         0.43
=================================================================================================================
    Total from investment operations                             2.48           2.96        0.98         0.31
=================================================================================================================
Less distributions from net realized gains                      (0.57)         (0.16)         --           --
=================================================================================================================
Redemption fees added to shares of beneficial interest           0.00           0.00        0.00         0.00
=================================================================================================================
Net asset value, end of period                                $ 16.00         $14.09      $11.29       $10.31
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(b)                                                 18.10%         26.51%       9.51%        3.10%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $12,199         $6,621      $5,671       $4,040
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.41%(c)       2.78%       2.90%        2.90%(d)
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.45%(c)       2.83%       3.22%        4.49%(d)
=================================================================================================================
Ratio of net investment income (loss) to average net assets      1.15%(c)      (1.06)%     (1.15)%      (1.18)%(d)
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate(e)                                         59%            59%         44%          38%
_________________________________________________________________________________________________________________
=================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $9,605,634.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.



                                                                                    CLASS R
                                                              ---------------------------------------------------
                                                                                                   APRIL 30, 2004
                                                                                                   (COMMENCEMENT
                                                                   YEAR ENDED OCTOBER 31,             DATE) TO
                                                              ---------------------------------     OCTOBER 31,
                                                               2007           2006        2005          2004
                                                              ------       ----------    ------    --------------
Net asset value, beginning of period                          $14.31         $11.41      $10.37        $10.51
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  0.26(a)       (0.07)(a)   (0.03)        (0.04)(a)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 2.34           3.13        1.07         (0.10)
=================================================================================================================
    Total from investment operations                            2.60           3.06        1.04         (0.14)
=================================================================================================================
Less distributions from net realized gains                     (0.57)         (0.16)         --            --
=================================================================================================================
Redemption fees added to shares of beneficial interest          0.00           0.00        0.00          0.00
=================================================================================================================
Net asset value, end of period                                $16.34         $14.31      $11.41        $10.37
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(b)                                                18.68%         27.12%      10.03%        (1.33)%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $  567         $  220      $   60        $   10
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.91%(c)       2.28%       2.40%         2.40%(d)
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.95%(c)       2.33%       2.72%         3.99%(d)
=================================================================================================================
Ratio of net investment income (loss) to average net assets     1.65%(c)      (0.56)%     (0.65)%       (0.68)%(d)
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate(e)                                        59%            59%         44%           38%
_________________________________________________________________________________________________________________
=================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $405,531.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                  THE AIM FUNDS

GENERAL INFORMATION

In addition to the fund, AIM serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

CLASS A                     CLASS A3            CLASS B              CLASS C             CLASS R         INVESTOR CLASS
-------                -----------------  -------------------  ------------------  ------------------  -----------------
-  Initial             -  No initial      -  No initial        -  No initial          -  No initial    -  No initial
   sales charge which     sales charge       sales charge         sales charge           sales charge     sales charge
   may be waived or
   reduced

-  Contingent          -  No contingent   -  Contingent        -  Contingent       -  Contingent       -  No contingent
   deferred sales         deferred sales     deferred sales       deferred sales      deferred sales      deferred sales
   charge on certain      charge             charge on            charge on           charge on           charge
   redemptions                               redemptions          redemptions         certain
                                             within six years     within one          redemptions
                                                                  year(3)

-  12b-1 fee of        -  12b-1 fee of    -  12b-1 fee of      -  12b-1 fee of     -  12b-1 fee of     -  12b-1 fee
   0.25%(1)               0.25%              1.00%                1.00%(4)            0.50%               of 0.25%(1)

                       -  Does not        -  Converts to       -  Does not         -  Does not         -  Does not
                          convert to         Class A shares       convert to          convert to          convert to
                          Class A shares     on or about the      Class A shares      Class A shares      Class A shares
                                             end of the month
                                             which is at
                                             least eight
                                             years after the
                                             date on which
                                             shares were
                                             purchased along
                                             with a pro rata
                                             portion of
                                             reinvested
                                             dividends and
                                             distributions(2)

-  Generally           -  Available       -  Purchase          -  Generally  more  -  Generally,       -  Generally
   more appropriate       only through a     orders limited       appropriate for     available only      closed to new
   for long-term          limited number     to amount less       short-term          to employee         investors
   investors              of funds           than $100,000        investors           benefit plans

                                                               -  Purchase
                                                                  orders limited
                                                                  to amounts less
                                                                  than $1,000,000

(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.


MCF--12/07                             A-1

CLASS R SHARES

Class R shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Employee benefit plans; provided, however, that retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Investor Class shares, unless the plan is considered a grandfathered investor or the account is opened through a grandfathered intermediary. Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to A I M Distributors, Inc. (AIM Distributors) to compensate or reimburse, as applicable, AIM Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $ 25,000                       5.50%          5.82%
$ 25,000 but less than $ 50,000          5.25           5.54
$ 50,000 but less than $ 100,000         4.75           4.99
$100,000 but less than $ 250,000         3.75           3.90
$250,000 but less than $ 500,000         3.00           3.09
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY II INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $50,000                        4.75%          4.99%
$ 50,000 but less than $ 100,000         4.00           4.17
$100,000 but less than $ 250,000         3.75           3.90
$250,000 but less than $ 500,000         2.50           2.56
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY III INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $100,000                       1.00%          1.01%
$100,000 but less than $ 250,000         0.75           0.76
$250,000 but less than $1,000,000        0.50           0.50

CATEGORY IV INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $100,000                       2.50%          2.56%
$100,000 but less than $ 250,000         2.00           2.04
$250,000 but less than $ 500,000         1.50           1.52
$500,000 but less than $1,000,000        1.25           1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current or retired trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any foundation, trust or employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

- Any registered representative or employee of any intermediary who has an agreement with AIM Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship).

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.aiminvestments.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P or R) and investments in the AIM College Savings Plan--Registered Trademark-- for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

- A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

- A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If AIM Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares without paying an initial sales charge, your shares may be subject to a CDSC upon redemption in the following circumstances:

                                                                                   CDSC APPLICABLE UPON
SHARES INITIALLY PURCHASED           SHARES HELD AFTER AN EXCHANGE                 REDEMPTION OF SHARES
--------------------------       -------------------------------------   ----------------------------------------
-   Class A shares of any        -   Class A shares of any Category I,   -   1% if shares are redeemed
    Category I, II or IV fund        II or IV fund                           within 18 months of initial purchase
                                                                             of any Category I, II or IV Fund

                                 -   AIM Cash Reserve Shares of AIM
                                     Money Market Fund

                                 -   Class A Shares of AIM Tax-Exempt
                                     Cash Fund

                                 -   Class A3 Shares of AIM Limited
                                     Maturity Treasury Fund and
                                     AIM Tax-Free Intermediate Fund

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN

AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                           5%        1%
Second                          4      None
Third                           3      None
Fourth                          3      None
Fifth                           2      None
Sixth                           1      None
Seventh and following        None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

AIM Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if AIM Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.aiminvestments.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

     The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Aggressive Growth Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Value Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM S&P 500 Index Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and variable insurance contracts which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

TEMPORARY REDEMPTION FEE FOR CLASS A SHARES OF AIM SELECT REAL ESTATE INCOME
FUND

On March 12, 2007, AIM Select Real Estate Income Fund, a closed-end fund, was reorganized as an open-end fund. Shareholders of the Common Shares of the closed-end AIM Select Real Estate Income Fund received Class A shares of the open-end AIM Select Real Estate Income Fund in connection with the reorganization. If you redeem those shares received in connection with the reorganization, including redeeming by exchange, within 12 months following the date of the reorganization, you will be charged a 2.00% redemption fee.

     This 2.00% redemption fee will not apply to Class A shares of the open-end AIM Select Real Estate Income Fund that are purchased after the reorganization. The redemption fee will be retained by the open-end AIM Select Real Estate Income Fund to offset transaction costs and other expenses associated with redemptions or exchanges. It is designed, in part, to stabilize outflows from the open-end AIM Select Real Estate Income Fund after the reorganization and to deter arbitrage trades by investors seeking to profit from the difference between the cost of purchasing Common Shares of the closed-end AIM Select Real Estate Income Fund at a discount to net asset value, and the proceeds of redeeming Class A shares of the open-end AIM Select Real Estate Fund at their net asset value following the reorganization. To the extent that arbitrage and other short-term trading still occurs, the redemption fee would protect AIM Select Real Estate Income Fund and its long-term shareholders by recouping some of the costs of the arbitrage-related redemptions and exchanges. The redemption fee may also offset to some extent some of the direct and indirect costs associated with the reorganization.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, and Investor Class shares for fund accounts are as follows:

                                                                                          ADDITIONAL
                                                                     INITIAL INVESTMENT   INVESTMENTS
TYPE OF ACCOUNT                                                           PER FUND         PER FUND
---------------                                                      ------------------   -----------
Wrap-fee accounts managed by your financial advisor                          None             None
Employee benefit plans, SEP, SARSEP and SIMPLE IRA plans                     None             None
Any type of account if the investor is purchasing shares through a
   systematic purchase plan                                                $   50            $  50
IRAs, Roth IRAs and Coverdell ESAs                                            250             25
All other accounts                                                          1,000             50
AIM Distributors has the discretion to accept orders for lesser amounts.

HOW TO PURCHASE SHARES

                          OPENING AN ACCOUNT                                  ADDING TO AN ACCOUNT
                          ------------------                                  --------------------
Through a Financial       Contact your financial advisor.                     Contact your financial advisor.
Advisor

By Mail                   Mail completed account application and check to     Mail your check and the remittance slip from your
                          the transfer agent,                                 confirmation statement to the transfer agent.
                          AIM Investment Services, Inc., P.O. Box 4739,
                          Houston, TX 77210-4739.

By Wire                   Mail completed account application to the           Call the transfer agent to receive a reference
                          transfer agent. Call the transfer agent at (800)    number. Then, use the wire instructions provided
                          959-4246 to receive a reference number. Then, use   below.
                          the wire instructions provided below.

Wire Instructions         Beneficiary Bank ABA/Routing #: 021000021
                          Beneficiary Account Number: 00100366807
                          Beneficiary Account Name: AIM Investment
                          Services, Inc.
                          RFB: Fund Name, Reference #
                          OBI: Your Name, Account #

By Telephone              Open your account using one of the methods          Select the AIM Bank Connection(SM) option on your
                          described above.                                    completed account application or complete a
                                                                              Special Account Options Form. Mail the
                                                                              application or form to the transfer agent. Once
                                                                              the transfer agent has received the form, call
                                                                              the transfer agent at the number below to place
                                                                              your purchase order.

Automated Investor Line   Open your account using one of the methods          Call the AIM 24-hour Automated Investor Line at
                          described above.                                    1-800-246-5463. You may place your order after
                                                                              you have provided the bank instructions that will
                                                                              be requested.

By Internet               Open your account using one of the methods          Access your account at www.aiminvestments.com.
                          described above.                                    The proper bank instructions must have been
                                                                              provided on your account. You may not purchase
                                                                              shares in retirement accounts on the internet.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50 per fund. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to AIM's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to AIM's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY AIM DISTRIBUTORS

AIM Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial Advisor      Contact your financial advisor or intermediary
or Other Intermediary            (including your retirement plan administrator).

By Mail Send a written request to the transfer agent which includes:

                                 -    Original signatures of all registered
                                      owners/trustees;

                                 - The dollar value or number of shares that you wish to redeem;

                                 - The name of the fund(s) and your account number; and

                                 -    Signature guarantees, if necessary (see
                                      below).

                                 The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form.

By Telephone                     Call the transfer agent at 1-800-959-4246. You
                                 will be allowed to redeem by telephone if:

                                 - Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                                 -    You do not hold physical share
                                      certificates;

                                 -    You can provide proper identification
                                      information;

                                 -    Your redemption proceeds do not exceed
                                      $250,000 per fund; and

                                 -    You have not previously declined the
                                      telephone redemption privilege.

                                 You may, in limited circumstances, initiate a redemption from an AIM IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

Automated Investor Line          Call the AIM 24-hour Automated Investor Line at
                                 1-800-246-5463. You may place your redemption
                                 order after you have provided the bank
                                 instructions that will be requested.

By Internet                      Place your redemption request at
                                 www.aiminvestments.com. You will be allowed to
                                 redeem by Internet if:

                                 -    You do not hold physical share
                                      certificates;

                                 -    You can provide proper identification
                                      information;

                                 -    Your redemption proceeds do not exceed
                                      $250,000 per fund; and

                                 -    You have already provided proper bank
                                      information.

                                 Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have an account balance of at least $5,000 in order to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

-    AIM Money Market Fund, AIM Cash Reserve Shares and Investor Class shares

-    AIM Tax-Exempt Cash Fund, Class A shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM                    EXCHANGE TO
-------------                    ----------------------------------------------------
AIM Cash Reserve Shares          Class A, A3, B, C, R, Investor Class
Class A                          Class A, A3, Investor Class, AIM Cash Reserve Shares
Class A3                         Class A, A3, Investor Class, AIM Cash Reserve Shares
Investor Class                   Class A, A3, Investor Class
Class P                          Class A, A3, AIM Cash Reserve Shares
Class B                          Class B
Class C                          Class C
Class R                          Class R

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 Shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     AIM may use indications of fair value from pricing services approved by the Board. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by AIM in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

     Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

     Investors in tax-exempt funds should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" in the applicable fund's prospectus.

     The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, AIM Distributors or one or more of its corporate affiliates (collectively, AIM Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. AIM Affiliates make these payments from their own resources, from AIM Distributors' retention of initial sales charges and from payments to AIM Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with AIM Affiliates.

     AIM Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits AIM Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). AIM Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments AIM Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. AIM Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     AIM Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, AIM Affiliates benefit from the incremental management and other fees paid to AIM Affiliates by the funds with respect to those assets.

     AIM Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by AIM Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from AIM Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     The AIM Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of AIM Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

The ability of AIM Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.aiminvestments.com.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:       (800) 959-4246

ON THE INTERNET:    You can send us a request by e-mail or download
                    prospectuses, SAIs, annual or semiannual reports via our
                    website: http://www.aiminvestments.com

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Trimark Fund
   SEC 1940 Act file number: 811-05426
----------------------------------------

AIMinvestments.com     T-TRI-PRO-1

                                             [AIM INVESTMENTS LOGO APPEARS HERE]
                                                   --Registered Trademark--

                                                AIM TRIMARK SMALL COMPANIES FUND

                                                                     PROSPECTUS

                                                               February 8, 2008


AIM Trimark Small Companies Fund's investment objective is long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                        --------------------------------
                        AIM TRIMARK SMALL COMPANIES FUND
                        --------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------



INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2

Performance Table                                    3

FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4

Expense Example                                      4

HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        5

------------------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS                     6
------------------------------------------------------
FUND MANAGEMENT                                      6
------------------------------------------------------
The Advisors                                         6

Advisor Compensation                                 7

Portfolio Managers                                   7

OTHER INFORMATION                                    7
------------------------------------------------------
Sales Charges                                        7

Dividends and Distributions                          7

Future Limited Fund Offering                         7

FINANCIAL HIGHLIGHTS                                 8
------------------------------------------------------
GENERAL INFORMATION                                A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Share Class Eligibility                            A-1

Distribution and Service (12b-1) Fees              A-2

Initial Sales Charges (Class A Shares
  Only)                                            A-2

Contingent Deferred Sales Charges (CDSCs)          A-4

Redemption Fees                                    A-5

Purchasing Shares                                  A-6

Redeeming Shares                                   A-8

Exchanging Shares                                  A-9

Rights Reserved by the Funds                      A-11

Pricing of Shares                                 A-11

Taxes                                             A-12

Payments to Financial Advisors                    A-13

Excessive Short-Term Trading Activity
  (Market Timing) Disclosures                     A-13

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investment and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a registered service mark of A I M Management Group Inc. and AIM Funds Management Inc.
    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                        --------------------------------
                        AIM TRIMARK SMALL COMPANIES FUND
                        --------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in marketable equity securities, including convertible securities, of small-capitalization companies. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The companies within the Russell 2000--Registered Trademark-- Index are considered representative of small-sized companies.
    In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts.

    The fund may invest up to 10% of its total assets in fixed-income securities such as investment-grade debt securities, longer-term U.S. Government securities and high-quality money market investments. The fund may invest up to 25% of its total assets in foreign securities.


    Under normal conditions, the top ten holdings may comprise up to 50% of the fund's total assets. The fund's investments in types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In selecting securities, the portfolio managers seek to identify companies that are both attractively priced relative to their prospective earnings and cash flow, and have strong long-term growth prospects. In evaluating companies, the portfolio managers emphasize several factors such as the quality of the company's management team, their commitment to securing a competitive advantage, and the company's sustainable growth potential. The portfolio managers typically consider whether to sell a security in any of four circumstances: 1) a more compelling investment opportunity exists, 2) the full value of the investment is deemed to have been realized, 3) there has been a fundamental negative change in management strategy of the company, or 4) there has been a fundamental negative change in competitive environment.

    The fund employs a risk management strategy to reduce volatility. Pursuant to this strategy, the fund generally invests a substantial amount of its assets in cash and cash equivalents such as U.S. Government agency discount notes. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily increase the portion of its assets held in cash, cash equivalents (including shares of affiliated money market funds) or high quality debt instruments. As a result the fund may not achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. This is especially true with respect to equity securities of small-cap companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of small-cap companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.
    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.
    Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.
    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                        --------------------------------
                        AIM TRIMARK SMALL COMPANIES FUND
                        --------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                               TOTAL
DECEMBER 31                                                              RETURN
-----------                                                              ------
2004...................................................................  26.82%
2005...................................................................  12.92%
2006...................................................................  12.79%
2007...................................................................   3.31%


    During the periods shown in the bar chart, the highest quarterly return was 14.47% (quarter ended December 31, 2004) and the lowest quarterly return was -6.35% (quarter ended December 31, 2007).

                        --------------------------------
                        AIM TRIMARK SMALL COMPANIES FUND
                        --------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.


AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------
                                                      SINCE       INCEPTION
(for the periods ended December 31, 2007)  1 YEAR    INCEPTION      DATE
---------------------------------------------------------------------------
Class A                                                           11/04/03
  Return Before Taxes                      (2.38)%     12.12%
  Return After Taxes on Distributions      (3.41)      11.31
  Return After Taxes on Distributions and
     Sale of Fund Shares                   (0.75)      10.31
Class B                                                           11/04/03
  Return Before Taxes                      (2.38)      12.55
Class C                                                           11/04/03
  Return Before Taxes                       1.44       12.84
Class R(1)                                                        11/04/03(1)
  Return Before Taxes                       3.02       13.42
--------------------------------------------------------------------------
S&P 500--Registered Trademark-- Index(2)    5.49       10.37      10/31/03(5)
Russell 2000--Registered Trademark--
  Index(2,3)                               (1.57)      10.62      10/31/03(5)
Lipper Small-Cap Core Funds Index(2,4)      1.92       11.45      10/31/03(5)
--------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C and R will vary.


(1) The return shown for the one year period is the historical performance of the fund's Class R shares. The returns shown for other periods are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is April 30, 2004.

(2) The Standard and Poor's 500--Registered Trademark-- Index is a market capitalization weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Russell 2000--Registered Trademark-- Index which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the fund has included the Lipper Small-Cap Core Funds Index (which may or may not include the fund) for comparison to a peer group.


(3) The Russell 2000--Registered Trademark-- Index measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark-- Index, which represents approximately 8% of the total market capitalization of the Russell 3000--Registered Trademark-- Index. The Russell 2000--Registered Trademark-- Index is a trademark/service mark of the Frank Russell Company. Russell--Registered Trademark-- is a trademark of the Frank Russell Company. The Russell 3000--Registered Trademark-- Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market. The Russell 3000--Registered Trademark-- Index is a trademark/service mark of the Frank Russell Company.


(4) The Lipper Small-Cap Core Funds Index is an equally weighted representation of the largest funds in the Lipper Small-Cap Core Funds category. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The S&P SmallCap 600 Index is a market-value weighted index that consists of 600 small cap domestic stocks chosen from market size, liquidity, and industry group representation.


(5) The average annual total return given is since the month-end closest to the inception date of the class with the longest performance history.

                        --------------------------------
                        AIM TRIMARK SMALL COMPANIES FUND
                        --------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
-----------------------------------------------------------------------------------
(fees paid directly from your
investment)                           CLASS A     CLASS B     CLASS C     CLASS R
-----------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases
(as a percentage of offering price)     5.50%       None        None        None

Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)            None(1)     5.00%       1.00%       None(1)
-----------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(2)
-----------------------------------------------------------------------------------
(expenses that are deducted from fund
assets)                                    CLASS A    CLASS B    CLASS C    CLASS R
-----------------------------------------------------------------------------------
Management Fees(3)                          0.74%      0.74%      0.74%      0.74%

Distribution and/or Service (12b-1) Fees    0.25       1.00       1.00       0.50

Other Expenses                              0.29       0.29       0.29       0.29

Acquired Fund Fees and Expenses             0.03       0.03       0.03       0.03

Total Annual Fund Operating Expenses        1.31       2.06       2.06       1.56

Fee Waivers(4, 5)                           0.01       0.01       0.01       0.01

Net Annual Fund Operating Expenses          1.30       2.05       2.05       1.55
-----------------------------------------------------------------------------------



(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)."

(2) There is no guarantee that actual expenses will be the same as those shown in the table.

(3) Effective July 1, 2007, the Board of Trustees approved a reduced contractual advisory fee schedule for the fund. Pursuant to the new fee schedule, the fund's maximum annual advisory fee rate ranges from 0.745% (for average net assets up to $250 million) to 0.64% (for average net assets over $10 billion). Management Fees have been restated to reflect the new fee schedule.


(4) The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C and Class R shares to 1.50%, 2.25%, 2.25% and 1.75%, respectively, of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through at least June 30, 2008.


(5) Effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investment in such affiliated money market funds. This contractual waiver resulted in a aggregate reduction in advisory fees of 0.01% for all classes of the fund for the year ended October 31, 2007. This waiver agreement is in effective through at least June 30, 2008.


    If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.
    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.
    The expense example assumes you:
  (i)  invest $10,000 in the fund for the time periods indicated;
  (ii) redeem all of your shares at the end of the periods indicated;
  (iii)earn a 5% return on your investment before operating expenses each year;
  (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements); and

  (v)  incur the applicable initial sales charges (see "General
      Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).

                        --------------------------------
                        AIM TRIMARK SMALL COMPANIES FUND
                        --------------------------------

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $675     $941     $1,228     $2,041
Class B                                      708      945      1,308      2,197(1)
Class C                                      308      645      1,108      2,389
Class R                                      158      492        849      1,856
--------------------------------------------------------------------------------


    You would pay the following expenses if you did not redeem your shares:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $675     $941     $1,228     $2,041
Class B                                      208      645      1,108      2,197(1)
Class C                                      208      645      1,108      2,389
Class R                                      158      492        849      1,856
--------------------------------------------------------------------------------


(1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between A I M Advisors, Inc. and certain of its affiliates and the New York Attorney General requires A I M Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10 year period;

  - Your investment has a 5% return before expenses each year;

  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed;


  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and


  - There is no sales charge on reinvested dividends.
    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that A I M Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios, your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                     YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)              1.30%        1.31%        1.31%        1.31%        1.31%
Cumulative Return Before
  Expenses                           5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         (2.00)%        1.61%        5.36%        9.25%       13.28%
End of Year Balance             $ 9,799.65   $10,161.26   $10,536.21   $10,924.99   $11,328.13
Estimated Annual Expenses       $   675.12   $   130.74   $   135.57   $   140.57   $   145.76
----------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                     YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Annual Expense Ratio(1)              1.31%        1.31%        1.31%        1.31%        1.31%
Cumulative Return Before
  Expenses                          34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                          17.46%       21.80%       26.29%       30.95%       35.78%
End of Year Balance             $11,746.13   $12,179.57   $12,628.99   $13,095.00   $13,578.21
Estimated Annual Expenses       $   151.14   $   156.71   $   162.50   $   168.49   $   174.71
----------------------------------------------------------------------------------------------


CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                     YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)              1.30%        1.31%        1.31%        1.31%        1.31%
Cumulative Return Before
  Expenses                           5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                           3.70%        7.53%       11.49%       15.61%       19.87%
End of Year Balance             $10,370.00   $10,752.65   $11,149.43   $11,560.84   $11,987.43
Estimated Annual Expenses       $   132.41   $   138.35   $   143.46   $   148.75   $   154.24
----------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                     YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)              1.31%        1.31%        1.31%        1.31%        1.31%
Cumulative Return Before
  Expenses                          34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                          24.30%       28.88%       33.64%       38.57%       43.68%
End of Year Balance             $12,429.77   $12,888.43   $13,364.01   $13,857.14   $14,368.47
Estimated Annual Expenses       $   159.93   $   165.83   $   171.95   $   178.30   $   184.88
----------------------------------------------------------------------------------------------

                        --------------------------------
                        AIM TRIMARK SMALL COMPANIES FUND
                        --------------------------------

CLASS B(2)                        YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)              2.05%        2.06%        2.06%        2.06%        2.06%
Cumulative Return Before
  Expenses                           5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                           2.95%        5.98%        9.09%       12.30%       15.60%
End of Year Balance             $10,295.00   $10,597.67   $10,909.24   $11,229.98   $11,560.14
Estimated Annual Expenses       $   208.02   $   215.19   $   221.52   $   228.03   $   234.74
----------------------------------------------------------------------------------------------

CLASS B(2)                        YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)              2.06%        2.06%        2.06%        1.31%        1.31%
Cumulative Return Before
  Expenses                          34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                          19.00%       22.50%       26.10%       30.75%       35.58%
End of Year Balance             $11,900.01   $12,249.87   $12,610.01   $13,075.32   $13,557.80
Estimated Annual Expenses       $   241.64   $   248.74   $   256.06   $   168.24   $   174.45
----------------------------------------------------------------------------------------------


CLASS C(2)                        YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)              2.05%        2.06%        2.06%        2.06%        2.06%
Cumulative Return Before
  Expenses                           5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                           2.95%        5.98%        9.09%       12.30%       15.60%
End of Year Balance             $10,295.00   $10,597.67   $10,909.24   $11,229.98   $11,560.14
Estimated Annual Expenses       $   208.02   $   215.19   $   221.52   $   228.03   $   234.74
----------------------------------------------------------------------------------------------

CLASS C(2)                        YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)              2.06%        2.06%        2.06%        2.06%        2.06%
Cumulative Return Before
  Expenses                          34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                          19.00%       22.50%       26.10%       29.81%       33.62%
End of Year Balance             $11,900.01   $12,249.87   $12,610.01   $12,980.75   $13,362.38
Estimated Annual Expenses       $   241.64   $   248.74   $   256.06   $   263.58   $   271.33
----------------------------------------------------------------------------------------------


CLASS R                           YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)              1.55%        1.56%        1.56%        1.56%        1.56%
Cumulative Return Before
  Expenses                           5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                           3.45%        7.01%       10.69%       14.50%       18.44%
End of Year Balance             $10,345.00   $10,700.87   $11,068.98   $11,449.75   $11,843.62
Estimated Annual Expenses       $   157.67   $   164.16   $   169.80   $   175.65   $   181.69
----------------------------------------------------------------------------------------------

CLASS R                           YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
----------------------------------------------------------------------------------------------
Annual Expense Ratio(1)              1.56%        1.56%        1.56%        1.56%        1.56%
Cumulative Return Before
  Expenses                          34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                          22.51%       26.72%       31.08%       35.59%       40.26%
End of Year Balance             $12,251.04   $12,672.48   $13,108.41   $13,559.34   $14,025.78
Estimated Annual Expenses       $   187.94   $   194.40   $   201.09   $   208.01   $   215.16
----------------------------------------------------------------------------------------------


(1) Your actual expenses may be higher or lower than those shown.


(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.aiminvestments.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.aiminvestments.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------


THE ADVISORS


A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM Funds Management Inc. (the subadvisor), an affiliate of the advisor, is located at 5140 Yonge Street, Suite 900, Toronto, Ontario M2N 6X7. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.

    The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1981. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM, A I M Distributors, Inc. (ADI) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

                        --------------------------------
                        AIM TRIMARK SMALL COMPANIES FUND
                        --------------------------------

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.
    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION


During the fiscal year ended October 31, 2007, the advisor received compensation of 0.73% of average daily net assets after fee waivers and/or expense reimbursements.


    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement of the fund is available in the fund's most recent report to shareholders for the twelve-month period ended October 31.



PORTFOLIO MANAGERS


The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Robert Mikalachki, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the subadvisor and/or its affiliates since 1999.

- Ted Chisholm, Portfolio Manager, who has been responsible for the fund since 2006 and has been associated with the subadvisor and/or its affiliates since 2003. In 2002, Mr. Chisholm was an analyst at Patient Capital Management and from 2000 to 2001 owned Coign Technology Inc., a financial planning software company.

    More information on these portfolio managers may be found on the advisor's website http://www.aiminvestments.com. The website is not a part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES


Purchases of Class A shares of AIM Trimark Small Companies Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class B and Class C shares are subject to a contingent deferred sales charge. Certain purchases of Class R shares may be subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.


DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

FUTURE LIMITED FUND OFFERING

Due to the sometimes limited availability of common stocks of smaller companies that meet the investment criteria for the fund, the fund may limit public sale of its shares to certain new investors after assets reach approximately $500 million.
    The fund may resume sales of shares to new investors at some future date if the Board of Trustees determines that doing so would be in the best interest of the shareholders.

                        --------------------------------
                        AIM TRIMARK SMALL COMPANIES FUND
                        --------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.
    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).
    The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


                                                                                            CLASS A
                                                              -------------------------------------------------------------------
                                                                                                                 NOVEMBER 4, 2003
                                                                                                                  (COMMENCEMENT
                                                                        YEAR ENDED OCTOBER 31,                       DATE) TO
                                                              ------------------------------------------           OCTOBER 31,
                                                                2007             2006             2005                 2004
                                                              --------         --------         --------         ----------------
Net asset value, beginning of period                          $  16.07         $  13.67         $  11.90             $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.17(a)         (0.01)(a)        (0.06)(a)           (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.64             2.65             1.90                1.94
=================================================================================================================================
    Total from investment operations                              1.81             2.64             1.84                1.90
=================================================================================================================================
Less distributions from net realized gains                       (1.17)           (0.24)           (0.07)                 --
=================================================================================================================================
Net asset value, end of period                                $  16.71         $  16.07         $  13.67             $ 11.90
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                  12.10%           19.55%           15.55%              19.00%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $458,286         $193,127         $127,013             $21,862
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.27%(c)         1.41%            1.51%               2.01%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.34%(c)         1.52%            1.61%               3.26%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net assets       1.06%(c)        (0.06)%          (0.45)%             (1.17)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                          44%              47%              20%                 29%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $309,966,705.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                        --------------------------------
                        AIM TRIMARK SMALL COMPANIES FUND
                        --------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                          CLASS B
                                                              ----------------------------------------------------------------
                                                                                                              NOVEMBER 4, 2003
                                                                                                               (COMMENCEMENT
                                                                      YEAR ENDED OCTOBER 31,                      DATE) TO
                                                              ---------------------------------------           OCTOBER 31,
                                                               2007            2006            2005                 2004
                                                              -------         -------         -------         ----------------
Net asset value, beginning of period                          $ 15.75         $ 13.50         $ 11.84              $10.00
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.05(a)        (0.12)(a)       (0.15)(a)           (0.08)
------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         1.61            2.61            1.88                1.92
==============================================================================================================================
    Total from investment operations                             1.66            2.49            1.73                1.84
==============================================================================================================================
Less distributions from net realized gains                      (1.17)          (0.24)          (0.07)                 --
==============================================================================================================================
Net asset value, end of period                                $ 16.24         $ 15.75         $ 13.50              $11.84
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                                 11.35%          18.67%          14.69%              18.40%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $31,025         $21,066         $19,582              $6,558
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.02%(c)        2.16%           2.21%               2.66%(d)
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.09%(c)        2.27%           2.31%               3.91%(d)
==============================================================================================================================
Ratio of net investment income (loss) to average net assets      0.31%(c)       (0.81)%         (1.15)%             (1.82)%(d)
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate(e)                                         44%             47%             20%                 29%
______________________________________________________________________________________________________________________________
==============================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $25,810,556.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.



                                                                                           CLASS C
                                                              -----------------------------------------------------------------
                                                                                                               NOVEMBER 4, 2003
                                                                                                                (COMMENCEMENT
                                                                       YEAR ENDED OCTOBER 31,                      DATE) TO
                                                              ----------------------------------------           OCTOBER 31,
                                                                2007            2006            2005                 2004
                                                              --------         -------         -------         ----------------
Net asset value, beginning of period                          $  15.74         $ 13.50         $ 11.83              $10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.05(a)        (0.12)(a)       (0.15)(a)           (0.07)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.60            2.60            1.89                1.90
===============================================================================================================================
    Total from investment operations                              1.65            2.48            1.74                1.83
===============================================================================================================================
Less distributions from net realized gains                       (1.17)          (0.24)          (0.07)                 --
===============================================================================================================================
Net asset value, end of period                                $  16.22         $ 15.74         $ 13.50              $11.83
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                  11.28%          18.60%          14.79%              18.30%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $116,625         $42,640         $24,724              $4,550
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.02%(c)        2.16%           2.21%               2.66%(d)
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.09%(c)        2.27%           2.31%               3.91%(d)
===============================================================================================================================
Ratio of net investment income (loss) to average net assets       0.31%(c)       (0.81)%         (1.15)%             (1.82)%(d)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate(e)                                          44%             47%             20%                 29%
_______________________________________________________________________________________________________________________________
===============================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $73,377,081.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                        --------------------------------
                        AIM TRIMARK SMALL COMPANIES FUND
                        --------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                        CLASS R
                                                              ------------------------------------------------------------
                                                                                                            APRIL 30, 2004
                                                                                                            (COMMENCEMENT
                                                                     YEAR ENDED OCTOBER 31,                    DATE) TO
                                                              -------------------------------------          OCTOBER 31,
                                                               2007            2006           2005               2004
                                                              -------         ------         ------         --------------
Net asset value, beginning of period                          $ 15.98         $13.64         $11.89             $10.56
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.13(a)       (0.05)(a)      (0.09)(a)          (0.04)
--------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         1.64           2.63           1.91               1.37
==========================================================================================================================
    Total from investment operations                             1.77           2.58           1.82               1.33
==========================================================================================================================
Less distributions from net realized gains                      (1.17)         (0.24)         (0.07)                --
==========================================================================================================================
Net asset value, end of period                                $ 16.58         $15.98         $13.64             $11.89
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                 11.90%         19.15%         15.39%             12.59%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $10,073         $2,759         $1,755             $   34
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.52%(c)       1.66%          1.71%              2.16%(d)
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.59%(c)       1.77%          1.81%              3.41%(d)
==========================================================================================================================
Ratio of net investment income (loss) to average net assets      0.81%(c)      (0.31)%        (0.65)%            (1.32)%(d)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(e)                                         44%            47%            20%                29%
__________________________________________________________________________________________________________________________
==========================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $3,901,992.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                  THE AIM FUNDS

GENERAL INFORMATION

In addition to the fund, AIM serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

CLASS A                     CLASS A3            CLASS B              CLASS C             CLASS R         INVESTOR CLASS
-------                -----------------  -------------------  ------------------  ------------------  -----------------
-  Initial             -  No initial      -  No initial        -  No initial          -  No initial    -  No initial
   sales charge which     sales charge       sales charge         sales charge           sales charge     sales charge
   may be waived or
   reduced

-  Contingent          -  No contingent   -  Contingent        -  Contingent       -  Contingent       -  No contingent
   deferred sales         deferred sales     deferred sales       deferred sales      deferred sales      deferred sales
   charge on certain      charge             charge on            charge on           charge on           charge
   redemptions                               redemptions          redemptions         certain
                                             within six years     within one          redemptions
                                                                  year(3)

-  12b-1 fee of        -  12b-1 fee of    -  12b-1 fee of      -  12b-1 fee of     -  12b-1 fee of     -  12b-1 fee
   0.25%(1)               0.25%              1.00%                1.00%(4)            0.50%               of 0.25%(1)

                       -  Does not        -  Converts to       -  Does not         -  Does not         -  Does not
                          convert to         Class A shares       convert to          convert to          convert to
                          Class A shares     on or about the      Class A shares      Class A shares      Class A shares
                                             end of the month
                                             which is at
                                             least eight
                                             years after the
                                             date on which
                                             shares were
                                             purchased along
                                             with a pro rata
                                             portion of
                                             reinvested
                                             dividends and
                                             distributions(2)

-  Generally           -  Available       -  Purchase          -  Generally  more  -  Generally,       -  Generally
   more appropriate       only through a     orders limited       appropriate for     available only      closed to new
   for long-term          limited number     to amount less       short-term          to employee         investors
   investors              of funds           than $100,000        investors           benefit plans

                                                               -  Purchase
                                                                  orders limited
                                                                  to amounts less
                                                                  than $1,000,000

(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.


MCF--12/07                             A-1

CLASS R SHARES

Class R shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Employee benefit plans; provided, however, that retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Investor Class shares, unless the plan is considered a grandfathered investor or the account is opened through a grandfathered intermediary. Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to A I M Distributors, Inc. (AIM Distributors) to compensate or reimburse, as applicable, AIM Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $ 25,000                       5.50%          5.82%
$ 25,000 but less than $ 50,000          5.25           5.54
$ 50,000 but less than $ 100,000         4.75           4.99
$100,000 but less than $ 250,000         3.75           3.90
$250,000 but less than $ 500,000         3.00           3.09
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY II INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $50,000                        4.75%          4.99%
$ 50,000 but less than $ 100,000         4.00           4.17
$100,000 but less than $ 250,000         3.75           3.90
$250,000 but less than $ 500,000         2.50           2.56
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY III INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $100,000                       1.00%          1.01%
$100,000 but less than $ 250,000         0.75           0.76
$250,000 but less than $1,000,000        0.50           0.50

CATEGORY IV INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
Less than $100,000                       2.50%          2.56%
$100,000 but less than $ 250,000         2.00           2.04
$250,000 but less than $ 500,000         1.50           1.52
$500,000 but less than $1,000,000        1.25           1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current or retired trustee, director, officer or employee of any fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any foundation, trust or employee benefit plan maintained by any of them (this includes any immediate family members of such persons).

- Any registered representative or employee of any intermediary who has an agreement with AIM Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship).

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.aiminvestments.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P or R) and investments in the AIM College Savings Plan--Registered Trademark-- for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

- A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

- A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If AIM Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares without paying an initial sales charge, your shares may be subject to a CDSC upon redemption in the following circumstances:

                                                                                   CDSC APPLICABLE UPON
SHARES INITIALLY PURCHASED           SHARES HELD AFTER AN EXCHANGE                 REDEMPTION OF SHARES
--------------------------       -------------------------------------   ----------------------------------------
-   Class A shares of any        -   Class A shares of any Category I,   -   1% if shares are redeemed
    Category I, II or IV fund        II or IV fund                           within 18 months of initial purchase
                                                                             of any Category I, II or IV Fund

                                 -   AIM Cash Reserve Shares of AIM
                                     Money Market Fund

                                 -   Class A Shares of AIM Tax-Exempt
                                     Cash Fund

                                 -   Class A3 Shares of AIM Limited
                                     Maturity Treasury Fund and
                                     AIM Tax-Free Intermediate Fund

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN

AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                           5%        1%
Second                          4      None
Third                           3      None
Fourth                          3      None
Fifth                           2      None
Sixth                           1      None
Seventh and following        None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

AIM Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if AIM Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.aiminvestments.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

     The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Aggressive Growth Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Value Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM S&P 500 Index Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and variable insurance contracts which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

TEMPORARY REDEMPTION FEE FOR CLASS A SHARES OF AIM SELECT REAL ESTATE INCOME
FUND

On March 12, 2007, AIM Select Real Estate Income Fund, a closed-end fund, was reorganized as an open-end fund. Shareholders of the Common Shares of the closed-end AIM Select Real Estate Income Fund received Class A shares of the open-end AIM Select Real Estate Income Fund in connection with the reorganization. If you redeem those shares received in connection with the reorganization, including redeeming by exchange, within 12 months following the date of the reorganization, you will be charged a 2.00% redemption fee.

     This 2.00% redemption fee will not apply to Class A shares of the open-end AIM Select Real Estate Income Fund that are purchased after the reorganization. The redemption fee will be retained by the open-end AIM Select Real Estate Income Fund to offset transaction costs and other expenses associated with redemptions or exchanges. It is designed, in part, to stabilize outflows from the open-end AIM Select Real Estate Income Fund after the reorganization and to deter arbitrage trades by investors seeking to profit from the difference between the cost of purchasing Common Shares of the closed-end AIM Select Real Estate Income Fund at a discount to net asset value, and the proceeds of redeeming Class A shares of the open-end AIM Select Real Estate Fund at their net asset value following the reorganization. To the extent that arbitrage and other short-term trading still occurs, the redemption fee would protect AIM Select Real Estate Income Fund and its long-term shareholders by recouping some of the costs of the arbitrage-related redemptions and exchanges. The redemption fee may also offset to some extent some of the direct and indirect costs associated with the reorganization.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, and Investor Class shares for fund accounts are as follows:

                                                                                          ADDITIONAL
                                                                     INITIAL INVESTMENT   INVESTMENTS
TYPE OF ACCOUNT                                                           PER FUND         PER FUND
---------------                                                      ------------------   -----------
Wrap-fee accounts managed by your financial advisor                          None             None
Employee benefit plans, SEP, SARSEP and SIMPLE IRA plans                     None             None
Any type of account if the investor is purchasing shares through a
   systematic purchase plan                                                $   50            $  50
IRAs, Roth IRAs and Coverdell ESAs                                            250             25
All other accounts                                                          1,000             50
AIM Distributors has the discretion to accept orders for lesser amounts.

HOW TO PURCHASE SHARES

                          OPENING AN ACCOUNT                                  ADDING TO AN ACCOUNT
                          ------------------                                  --------------------
Through a Financial       Contact your financial advisor.                     Contact your financial advisor.
Advisor

By Mail                   Mail completed account application and check to     Mail your check and the remittance slip from your
                          the transfer agent,                                 confirmation statement to the transfer agent.
                          AIM Investment Services, Inc., P.O. Box 4739,
                          Houston, TX 77210-4739.

By Wire                   Mail completed account application to the           Call the transfer agent to receive a reference
                          transfer agent. Call the transfer agent at (800)    number. Then, use the wire instructions provided
                          959-4246 to receive a reference number. Then, use   below.
                          the wire instructions provided below.

Wire Instructions         Beneficiary Bank ABA/Routing #: 021000021
                          Beneficiary Account Number: 00100366807
                          Beneficiary Account Name: AIM Investment
                          Services, Inc.
                          RFB: Fund Name, Reference #
                          OBI: Your Name, Account #

By Telephone              Open your account using one of the methods          Select the AIM Bank Connection(SM) option on your
                          described above.                                    completed account application or complete a
                                                                              Special Account Options Form. Mail the
                                                                              application or form to the transfer agent. Once
                                                                              the transfer agent has received the form, call
                                                                              the transfer agent at the number below to place
                                                                              your purchase order.

Automated Investor Line   Open your account using one of the methods          Call the AIM 24-hour Automated Investor Line at
                          described above.                                    1-800-246-5463. You may place your order after
                                                                              you have provided the bank instructions that will
                                                                              be requested.

By Internet               Open your account using one of the methods          Access your account at www.aiminvestments.com.
                          described above.                                    The proper bank instructions must have been
                                                                              provided on your account. You may not purchase
                                                                              shares in retirement accounts on the internet.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50 per fund. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to AIM's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to AIM's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY AIM DISTRIBUTORS

AIM Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial Advisor      Contact your financial advisor or intermediary
or Other Intermediary            (including your retirement plan administrator).

By Mail Send a written request to the transfer agent which includes:

                                 -    Original signatures of all registered
                                      owners/trustees;

                                 - The dollar value or number of shares that you wish to redeem;

                                 - The name of the fund(s) and your account number; and

                                 -    Signature guarantees, if necessary (see
                                      below).

                                 The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form.

By Telephone                     Call the transfer agent at 1-800-959-4246. You
                                 will be allowed to redeem by telephone if:

                                 - Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                                 -    You do not hold physical share
                                      certificates;

                                 -    You can provide proper identification
                                      information;

                                 -    Your redemption proceeds do not exceed
                                      $250,000 per fund; and

                                 -    You have not previously declined the
                                      telephone redemption privilege.

                                 You may, in limited circumstances, initiate a redemption from an AIM IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

Automated Investor Line          Call the AIM 24-hour Automated Investor Line at
                                 1-800-246-5463. You may place your redemption
                                 order after you have provided the bank
                                 instructions that will be requested.

By Internet                      Place your redemption request at
                                 www.aiminvestments.com. You will be allowed to
                                 redeem by Internet if:

                                 -    You do not hold physical share
                                      certificates;

                                 -    You can provide proper identification
                                      information;

                                 -    Your redemption proceeds do not exceed
                                      $250,000 per fund; and

                                 -    You have already provided proper bank
                                      information.

                                 Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have an account balance of at least $5,000 in order to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

-    AIM Money Market Fund, AIM Cash Reserve Shares and Investor Class shares

-    AIM Tax-Exempt Cash Fund, Class A shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM                    EXCHANGE TO
-------------                    ----------------------------------------------------
AIM Cash Reserve Shares          Class A, A3, B, C, R, Investor Class
Class A                          Class A, A3, Investor Class, AIM Cash Reserve Shares
Class A3                         Class A, A3, Investor Class, AIM Cash Reserve Shares
Investor Class                   Class A, A3, Investor Class
Class P                          Class A, A3, AIM Cash Reserve Shares
Class B                          Class B
Class C                          Class C
Class R                          Class R

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 Shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     AIM may use indications of fair value from pricing services approved by the Board. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by AIM in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

     Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

     Investors in tax-exempt funds should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" in the applicable fund's prospectus.

     The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, AIM Distributors or one or more of its corporate affiliates (collectively, AIM Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. AIM Affiliates make these payments from their own resources, from AIM Distributors' retention of initial sales charges and from payments to AIM Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with AIM Affiliates.

     AIM Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits AIM Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). AIM Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments AIM Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. AIM Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     AIM Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, AIM Affiliates benefit from the incremental management and other fees paid to AIM Affiliates by the funds with respect to those assets.

     AIM Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by AIM Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from AIM Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     The AIM Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of AIM Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

The ability of AIM Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.aiminvestments.com.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:       (800) 959-4246

ON THE INTERNET:    You can send us a request by e-mail or download
                    prospectuses, SAIs, annual or semiannual reports via our
                    website: http://www.aiminvestments.com

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Trimark Small Companies Fund
   SEC 1940 Act file number: 811-05426
----------------------------------------

AIMinvestments.com     T-SCO-PRO-1           [AIM INVESTMENTS LOGO APPEARS HERE]
                                                   --Registered Trademark--

                                                                  AIM CHINA FUND
                                             AIM INTERNATIONAL TOTAL RETURN FUND
                                                                  AIM JAPAN FUND
                                                            AIM LIBOR ALPHA FUND

                                                                     PROSPECTUS

                                                               FEBRUARY 8, 2008


INSTITUTIONAL CLASSES

AIM China Fund and AIM Japan Fund's investment objective is long-term growth of capital.

AIM International Total Return Fund and AIM LIBOR Alpha Fund's investment objective is to provide total return.

--------------------------------------------------------------------------------

This prospectus contains important information about the Institutional Class shares of the funds. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the funds:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

            --------------------------------------------------------
            CHINA - INTERNATIONAL TOTAL RETURN - JAPAN - LIBOR ALPHA
            --------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


RISK/RETURN SUMMARY                                  1
------------------------------------------------------
AIM China Fund                                       1
AIM International Total Return Fund                  1
AIM Japan Fund                                       2
AIM LIBOR Alpha Fund                                 2
PERFORMANCE INFORMATION                              3
------------------------------------------------------
Annual Total Returns                                 3
Performance Table                                    5
FEE TABLE AND EXPENSE EXAMPLE                        6
------------------------------------------------------
Fee Table                                            6
Expense Example                                      7
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        7
------------------------------------------------------
INVESTMENT OBJECTIVES, STRATEGIES AND
  RISKS                                              8
------------------------------------------------------
OBJECTIVES AND STRATEGIES                            8
------------------------------------------------------
China                                                8
International Total Return                           9
Japan                                                9
LIBOR Alpha                                         10
RISKS                                               11
------------------------------------------------------
China                                               11
International Total Return                          12
Japan                                               13
LIBOR Alpha                                         14
DISCLOSURE OF PORTFOLIO HOLDINGS                    15
------------------------------------------------------
FUND MANAGEMENT                                     15
------------------------------------------------------
The Advisors                                        15
Advisor Compensation                                16
Portfolio Managers                                  16
OTHER INFORMATION                                   17
------------------------------------------------------
Dividends and Distributions                         17
Suitability for Investors                           17
FINANCIAL HIGHLIGHTS                                18
------------------------------------------------------
GENERAL INFORMATION                                A-1
------------------------------------------------------
Purchasing Shares                                  A-1
Redeeming Shares                                   A-1
Exchanging Shares                                  A-3
Rights Reserved by the Funds                       A-3
Payments to Financial Advisors                     A-3
Excessive Short-Term Trading Activity
  (Market Timing) Disclosures                      A-4
Pricing of Shares                                  A-5
Taxes                                              A-6
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a registered service mark of A I M Management Group Inc. and AIM Funds Management Inc.

    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

            --------------------------------------------------------
            CHINA - INTERNATIONAL TOTAL RETURN - JAPAN - LIBOR ALPHA
            --------------------------------------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


AIM CHINA FUND (CHINA)




INVESTMENT OBJECTIVES


The fund's investment objective is long-term growth of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.


PRIMARY INVESTMENT STRATEGIES


The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of equity and equity-related transferable securities, including warrants and convertible securities, and/or debt securities of companies with substantial exposure to China (including the People's Republic of China, Hong Kong and Macau).
    In selecting securities for the fund's portfolio, the portfolio managers apply an actively managed bottom-up fundamental analysis and top-down multi-factor analysis that blends both growth at a reasonable price and value oriented disciplines.
    The fund may invest up to 100% of its total assets in foreign securities and up to 25% of its total assets in debt securities.


PRINCIPAL RISKS


Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:



Market Risk
                                      Unique Economic and Political      Credit Risk
Equity Securities Risk                  Risks of Investing in China
                                                                         Convertible Securities Risk
Foreign Securities Risk               Risks of Purchasing A Shares of
                                        Chinese Companies                Derivatives Risk
Developing Markets Securities Risk
                                      Interest Rate Risk                 Leverage Risk
Geographic Concentration Risk
                                                                         Currency/Exchange Rate Risk

Market Risk
                                    Limited Market Risk
Equity Securities Risk
                                    Limited Number of Holdings Risk
Foreign Securities Risk
                                    Management Risk
Developing Markets Securities Risk
                                    Initial Public Offerings Risk
Geographic Concentration Risk
                                    Active Trading Risk



    Please see "Investment Objectives, Strategies and Risks" for a description of these risks.

    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


AIM INTERNATIONAL TOTAL RETURN FUND (INTERNATIONAL TOTAL RETURN)



INVESTMENT OBJECTIVES


The fund's investment objective is to provide total return. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.


PRIMARY INVESTMENT STRATEGIES


The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of foreign government and corporate debt securities generally, represented by the sector categories within the Lehman Brothers Global Aggregate ex US Index (unhedged), and in foreign currency investments.
    The portfolio managers will use the Lehman Brothers Global Aggregate ex US Index (unhedged) as a guide in structuring and selecting securities for the fund's portfolio. The portfolio managers apply an actively managed top-down portfolio construction and bottom-up security selection total return strategy to construct the portfolio, seeking to outperform such index. Normally, the fund will invest primarily in foreign debt securities.
    The fund may invest up to 30% of its total assets in U.S. dollar-denominated securities and up to 25% of its total assets in non-investment grade securities (junk bonds).


PRINCIPAL RISKS


Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:




Market Risk
                         Developing Markets Securities Risk  Derivatives Risk             Limited Number of Holdings Risk
Interest Rate Risk
                         High Yield Risk                     Leverage Risk                Management Risk
Credit Risk
                         Mortgage- and Asset-Backed          Currency/Exchange Rate Risk  Active Trading Risk
Foreign Securities Risk    Securities Risk



    Please see "Investment Objectives, Strategies and Risks" for a description of these risks.

            --------------------------------------------------------
            CHINA - INTERNATIONAL TOTAL RETURN - JAPAN - LIBOR ALPHA
            --------------------------------------------------------

    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


AIM JAPAN FUND (JAPAN)


INVESTMENT OBJECTIVES

The fund's investment objective is long-term growth of capital. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

PRIMARY INVESTMENT STRATEGIES

The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of equity securities of Japanese issuers.
    In selecting securities for the fund's portfolio, the portfolio managers apply an actively managed bottom-up approach that blends both growth and value-oriented disciplines. The portfolio managers seek to identify securities through a highly structured investment process and a proprietary security valuation model.

PRINCIPAL RISKS

The fund may invest up to 100% of its total assets in foreign securities.
    Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:


Market Risk              Geographic Concentration Risk  Limited Number of Holdings Risk
Equity Securities Risk   Unique Economic and Political  Management Risk
                           Risks of Investing in Japan
Foreign Securities Risk                                 Active Trading Risk
                         Currency/Exchange Rate Risk



    Please see "Investment Objectives, Strategies and Risks" for a description of these risks.

    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


AIM LIBOR ALPHA FUND (LIBOR ALPHA)


INVESTMENT OBJECTIVES

The fund's investment objective is to provide total return.

PRIMARY INVESTMENT STRATEGIES

The fund seeks to meet its objective by exceeding the total return of the three-month U.S. Dollar London Interbank Offered Rate ("LIBOR") (a floating rate index at which U.S. Dollar deposits are offered on the London interbank market). The fund's investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of domestic and foreign government and corporate debt securities, and in foreign currency investments.
    The portfolio managers apply an actively managed top-down portfolio construction and bottom-up security selection total return strategy to construct the portfolio, seeking to outperform the three-month LIBOR. Normally, the fund will invest primarily in debt securities. At least 65% of the fund's net assets will consist of domestic investment grade securities.
    The fund may invest up to 35% of its net assets in foreign securities and up to 25% of its total assets in non-investment grade securities (junk bonds).

PRINCIPAL RISKS

Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:


Market Risk              Developing Markets                              Currency/Exchange Rate Risk
                          Securities Risk    Mortgage- and Asset-Backed
Interest Rate Risk                            Securities Risk            Limited Number of Holdings Risk
                         High Yield Risk
Credit Risk                                  Derivatives Risk            Management Risk
Foreign Securities Risk                      Leverage Risk               Active Trading Risk



    Please see "Investment Objectives, Strategies and Risks" for a description of these risks.

    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

            --------------------------------------------------------
            CHINA - INTERNATIONAL TOTAL RETURN - JAPAN - LIBOR ALPHA
            --------------------------------------------------------


PERFORMANCE INFORMATION

--------------------------------------------------------------------------------


The bar charts and tables shown below provide an indication of the risks of investing in each of the funds. A fund's past performance (before and after taxes) is not necessarily an indication of its future performance.



ANNUAL TOTAL RETURNS

--------------------------------------------------------------------------------


The following bar charts show the performance of each fund's Institutional Class shares. Institutional Class shares are not subject to front-end or back-end sales loads.



CHINA--INSTITUTIONAL CLASS



                                   BAR GRAPH

                                                                         ANNUAL
YEAR ENDED                                                               TOTAL
DECEMBER 31                                                              RETURN
-----------                                                              ------
2007...................................................................  75.53%




    During the period shown in the bar chart, the highest quarterly return was 37.64% (quarter ended September 30, 2007) and the lowest quarterly return was -5.55% (quarter ended December 31, 2007).



INTERNATIONAL TOTAL RETURN--INSTITUTIONAL CLASS



                                   BAR GRAPH

                                                                         ANNUAL
YEAR ENDED                                                               TOTAL
DECEMBER 31                                                              RETURN
-----------                                                              ------
2007...................................................................   9.58%




    During the period shown in the bar chart, the highest quarterly return was 6.37% (quarter ended September 30, 2007) and the lowest quarterly return was -1.13% (quarter ended June 30, 2007).

            --------------------------------------------------------
            CHINA - INTERNATIONAL TOTAL RETURN - JAPAN - LIBOR ALPHA
            --------------------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


JAPAN--INSTITUTIONAL CLASS



                                   BAR GRAPH

                                                                         ANNUAL
YEAR ENDED                                                               TOTAL
DECEMBER 31                                                              RETURN
-----------                                                              ------
2007...................................................................   (6.96)%




    During the period shown in the bar chart, the highest quarterly return was 2.18% (quarter ended June 30, 2007) and the lowest quarterly return was -10.04% (quarter ended December 31, 2007).



LIBOR ALPHA--INSTITUTIONAL CLASS



                                   BAR GRAPH

                                                                         ANNUAL
YEAR ENDED                                                               TOTAL
DECEMBER 31                                                              RETURN
-----------                                                              ------
2007...................................................................   1.49%




    During the period shown in the bar chart, the highest quarterly return was 1.67% (quarter ended March 31, 2007 and June 30, 2007) and the lowest quarterly return was -1.57% (quarter ended December 31, 2007).

            --------------------------------------------------------
            CHINA - INTERNATIONAL TOTAL RETURN - JAPAN - LIBOR ALPHA
            --------------------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


PERFORMANCE TABLE



The following performance table compares China, International Total Return, Japan and LIBOR Alpha performance to that of a broad-based securities market index, a style specific index, and a peer group index, if applicable. The indices may not reflect payment of fees, expenses or taxes. The funds are not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the funds may deviate significantly from the performance of the indices shown below.



AVERAGE ANNUAL TOTAL RETURNS(1)
-----------------------------------------------------------------------------
(for the periods ended                             SINCE         INCEPTION
December 31, 2007)                    1 YEAR     INCEPTION(2)      DATE
-----------------------------------------------------------------------------
CHINA--INSTITUTIONAL CLASS                                         03/31/06
  Return Before Taxes                  75.53%        63.76%
  Return After Taxes on
Distributions                          73.65         62.58
  Return After Taxes on
Distributions and Sale of Fund
Shares                                 49.13         54.78
-----------------------------------------------------------------------------
MSCI EAFE Index(3)                     11.17         15.35         03/31/06
MSCI China Index(3,4)                  66.24         68.95         03/31/06
Lipper China Region Funds Category
Average(3,5)                           55.17         52.09         03/31/06
-----------------------------------------------------------------------------
INTERNATIONAL TOTAL
RETURN--INSTITUTIONAL CLASS                                        03/31/06
  Return Before Taxes                   9.58          9.54
  Return After Taxes on
Distributions                           7.48          8.09
  Return After Taxes on
Distributions and Sale of Fund
Shares                                  6.18          7.29
-----------------------------------------------------------------------------
Lehman Brothers Global Aggregate ex
U.S. Index(6)                          11.03         10.86         03/31/06
Lipper International Income Funds
Index(6,7)                              8.78          8.24         03/31/06
-----------------------------------------------------------------------------
JAPAN--INSTITUTIONAL CLASS                                         03/31/06
  Return Before Taxes                 (6.96)        (9.34)
  Return After Taxes on
Distributions                         (6.96)        (9.34)
  Return After Taxes on
Distributions and Sale of Fund
Shares                                (4.52)        (7.90)
-----------------------------------------------------------------------------
MSCI EAFE--Registered Trademark--
Index(8)                               11.17         15.35         03/31/06
Tokyo Stock Price Index (price
only)(8,9)                            (7.33)        (6.47)         03/31/06
Lipper Japan Funds Index(8,10)        (5.66)        (8.11)         03/31/06
-----------------------------------------------------------------------------
LIBOR ALPHA--INSTITUTIONAL CLASS                                   03/31/06
  Return Before Taxes                   1.49          2.74
  Return After Taxes on
    Distributions                     (0.65)          0.74
  Return After Taxes on
    Distributions and Sale of the
    Fund Shares                         0.97          1.20
-----------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond
  Index(11)                             6.97          6.87         03/31/06
U.S. Three-Month LIBOR(11,12)           5.43          5.43         03/31/06
Lipper Short Investment Grade Bond
  Funds Index(11,13)                    4.80          4.94         03/31/06
-----------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


( 1) China's return during certain periods was positively impacted by its investments in IPOs. There can be no assurance that the fund will have favorable IPO investment opportunities in the future. For additional information regarding the fund's performance, please see the "Financial Highlights" section of this prospectus.


( 2) Since Inception performance is only provided for a class with less than ten years of performance.


( 3) The Morgan Stanley Capital International Europe, Australasia, and Far
     East--Registered Trademark-- Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The fund has also included the Morgan Stanley Capital International China Index which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the fund has included the Lipper China Region Funds Category Average (which may or may not include the fund) for comparison to a peer group.


( 4) The Morgan Stanley Capital International China Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in China.

            --------------------------------------------------------
            CHINA - INTERNATIONAL TOTAL RETURN - JAPAN - LIBOR ALPHA
            --------------------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


( 5) The Lipper China Region Funds Category Average represents an average of all of the funds in the Lipper China Region Funds category. These funds concentrate their investments in equity securities whose primary trading markets or operations are concentrated in the China region or in a single country within this region.


( 6) The Lehman Brothers Global Aggregate ex U.S. Index provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S. market. In addition, the fund has included the Lipper International Income Funds Index (which may or may not include the fund) for comparison to a peer group.


( 7) The Lipper International Income Funds Index is an equally weighted representation of the largest funds in the Lipper International Income Funds category. These funds state in their prospectus that they invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness.


( 8) The Morgan Stanley Capital International Europe, Australasia, and Far East
     Index--Registered Trademark-- Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. The fund has also included the Tokyo Stock Price Index (price-only) which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the fund has included the Lipper Japan Funds Index (which may or may not include the fund) for comparison to a peer group.


( 9) The Tokyo Stock Price Index (price-only) is a capitalization-weighted index of first section stocks (larger companies) listed on the Tokyo Stock Exchange.


(10) The Lipper Japan Funds Index is an equally weighted representation of the largest funds in the Lipper Japan Funds category. These funds concentrate their investments in equity securities of Japanese companies.


(11) The Lehman Brothers U.S. Aggregate Bond Index covers U.S. investment-grade fixed-rate bonds with components for government and corporate securities, mortgage pass-throughs, and asset-backed securities. The fund has also included the U.S. Three-Month LIBOR which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the fund has included the Lipper Short Investment Grade Bond Funds Index (which may or may not include the fund) for comparison to a peer group.


(12) The U.S. Three-Month LIBOR (London Interbank Offered Rate) is an average rate derived from the quotations provided by the banks determined by the British Bankers' Association for a 3-month deposit in U.S. Dollars during a given month. USD Libor is calculated on an ACT/360 basis and for value two business days after the fixing.


(13) The Lipper Short Investment Grade Bond Funds Index is an equally weighted representation of the largest funds in the Lipper Short Investment Grade Bond Funds category. These funds invest primarily in investment grade debt issues with dollar-weighted average maturities of less than three years.


FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the funds.


SHAREHOLDER FEES
-----------------------------------------------------------------------------------
                                                  INTERNATIONAL
(fees paid directly from your                     TOTAL                   LIBOR
investment)                           CHINA       RETURN      JAPAN       ALPHA
-----------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases
(as a percentage of offering price)     None        None        None        None

Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)            None        None        None        None

Redemption/Exchange Fee
(as a percentage of amount
redeemed/exchanged)                     2.00%(1)    2.00%(1)    2.00%(1)    None
-----------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES(2)
-----------------------------------------------------------------------------------
(expenses that are deducted from fund               INTERNATIONAL             LIBOR
assets)                                    CHINA    TOTAL RETURN     JAPAN    ALPHA
-----------------------------------------------------------------------------------
Management Fees                            0.94%        0.65%        0.94%    0.45%

Distribution and/or Service (12b-1) Fees   None         None         None     None

Other Expenses                             0.42         0.90         3.04     0.57

Acquired Funds Fee and Expenses(3)         0.02         0.00         0.00     0.01

Total Annual Fund Operating Expenses       1.38         1.55         3.98     1.03

Fee Waivers(4, 5)                          0.01         0.69         2.52     0.42

Net Annual Fund Operating Expenses         1.37         0.86         1.46     0.61
-----------------------------------------------------------------------------------



(1) You may be charged a 2.00% fee on redemptions or exchanges of Institutional Class shares held less than 30 days. See "General Information--Redeeming Shares--Redemption Fees" for more information.

(2) There is no guarantee that actual expenses will be the same as those shown in the table.

(3) Acquired fund fees and expenses are not fees or expenses incurred by LIBOR Alpha directly, but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the expense limit numbers listed in footnote 4. The impact of the acquired fund fees and expenses are included in the total returns of the fund.


(4) The advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Institutional Class shares of China, International Total Return, Japan and LIBOR Alpha to 1.80%, 0.85%, 1.45% and 0.60%, respectively, of average daily net assets.

            --------------------------------------------------------
            CHINA - INTERNATIONAL TOTAL RETURN - JAPAN - LIBOR ALPHA
            --------------------------------------------------------


 In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through at least June 30, 2008.


(5) Effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments in such affiliated money market funds. This contractual waiver resulted in an aggregate reduction in advisory fees of 0.01% for all classes of China for the year ended October 31, 2007. This waiver agreement is in effect through at least June 30, 2008.


If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.
    The expense example assumes you:
  (i)  invest $10,000 in the fund for the time periods indicated;
  (ii) redeem all of your shares at the end of the periods indicated;
  (iii)earn a 5% return on your investment before operating expenses each year; and
  (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).
    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual return and costs may be higher or lower, based on these assumptions, your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
China                                       $139     $436     $  754     $1,657
International Total Return                    88      422        779      1,787
Japan                                        149      981      1,831      4,032
LIBOR Alpha                                   62      286        528      1,221
--------------------------------------------------------------------------------


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between A I M Advisors, Inc. and certain of its affiliates and the New York Attorney General requires A I M Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the funds' expenses, including investment advisory fees and other fund costs, on the funds' return over a 10-year period. The example reflects the following:


  - You invest $10,000 in a fund and hold it for the entire 10 year period;


  - Your investment has a 5% return before expenses each year; and


  - The funds' current annual expense ratios include any applicable contractual fee waiver or expense reimbursement for the period committed.
    There is no assurance that the annual expense ratio will be the expense ratio for the funds' Institutional classes for any of the years shown. To the extent that A I M Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios, your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CHINA-- INSTITUTIONAL CLASS     YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.37%        1.38%        1.38%        1.38%        1.38%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.63%        7.38%       11.27%       15.30%       19.47%
End of Year Balance           $10,363.00   $10,738.14   $11,126.86   $11,529.65   $11,947.03
Estimated Annual Expenses     $   139.49   $   145.60   $   150.87   $   156.33   $   161.99
--------------------------------------------------------------------------------------------

CHINA-- INSTITUTIONAL CLASS     YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.38%        1.38%        1.38%        1.38%        1.38%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        23.80%       28.28%       32.92%       37.73%       42.72%
End of Year Balance           $12,379.51   $12,827.65   $13,292.01   $13,773.18   $14,271.77
Estimated Annual Expenses     $   167.85   $   173.93   $   180.23   $   186.75   $   193.51
--------------------------------------------------------------------------------------------


INTERNATIONAL TOTAL RETURN--
INSTITUTIONAL CLASS             YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            0.86%        1.55%        1.55%        1.55%        1.55%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         4.14%        7.73%       11.45%       15.29%       19.27%
End of Year Balance           $10,414.00   $10,773.28   $11,144.96   $11,529.46   $11,927.23
Estimated Annual Expenses     $    87.78   $   164.20   $   169.87   $   175.73   $   181.79
--------------------------------------------------------------------------------------------

INTERNATIONAL TOTAL RETURN--
INSTITUTIONAL CLASS             YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.55%        1.55%        1.55%        1.55%        1.55%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        23.39%       27.64%       32.05%       36.60%       41.32%
End of Year Balance           $12,338.72   $12,764.40   $13,204.78   $13,660.34   $14,131.62
Estimated Annual Expenses     $   188.06   $   194.55   $   201.26   $   208.20   $   215.39
--------------------------------------------------------------------------------------------

            --------------------------------------------------------
            CHINA - INTERNATIONAL TOTAL RETURN - JAPAN - LIBOR ALPHA
            --------------------------------------------------------

JAPAN-- INSTITUTIONAL CLASS     YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.46%        3.98%        3.98%        3.98%        3.98%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.54%        4.60%        5.66%        6.74%        7.83%
End of Year Balance           $10,354.00   $10,459.61   $10,566.30   $10,674.08   $10,782.95
Estimated Annual Expenses     $   148.58   $   414.19   $   418.42   $   422.68   $   426.99
--------------------------------------------------------------------------------------------

JAPAN-- INSTITUTIONAL CLASS     YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            3.98%        3.98%        3.98%        3.98%        3.98%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                         8.93%       10.04%       11.16%       12.30%       13.44%
End of Year Balance           $10,892.94   $11,004.04   $11,116.29   $11,229.67   $11,344.21
Estimated Annual Expenses     $   431.35   $   435.75   $   440.19   $   444.68   $   449.22
--------------------------------------------------------------------------------------------


LIBOR ALPHA--
INSTITUTIONAL CLASS             YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            0.61%        1.03%        1.03%        1.03%        1.03%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         4.39%        8.53%       12.84%       17.32%       21.98%
End of Year Balance           $10,439.00   $10,853.43   $11,284.31   $11,732.30   $12,198.07
Estimated Annual Expenses     $    62.34   $   109.66   $   114.01   $   118.54   $   123.24
--------------------------------------------------------------------------------------------

LIBOR ALPHA--
INSTITUTIONAL CLASS             YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.03%        1.03%        1.03%        1.03%        1.03%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        26.82%       31.86%       37.09%       42.54%       48.19%
End of Year Balance           $12,682.33   $13,185.82   $13,709.30   $14,253.56   $14,819.42
Estimated Annual Expenses     $   128.13   $   133.22   $   138.51   $   144.01   $   149.73
--------------------------------------------------------------------------------------------


(1) Your actual expenses may be higher or lower than those shown.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVES AND STRATEGIES


CHINA

The fund's investment objective is long-term growth of capital.
    The fund's investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of equity and equity-related transferable securities, including warrants and convertible securities, and/or debt securities of companies with substantial exposure to China (including the People's Republic of China, Hong Kong and Macau). Under normal market conditions, the fund does not expect to invest more than 25% of its total assets in debt securities. The fund considers various factors when determining whether a company has substantial exposure to China, including whether (1) it is organized under the laws of China; (2) it has a principal office in China; (3) it derives 50% or more of its total revenues from business in China; or (4) its equity securities are traded principally on a stock exchange, or in an over-the-counter market, in China.
    In complying with the fund's 80% investment requirement, the fund's investments may include investments in derivative instruments. Derivative instruments that the fund may invest in include swaps, put options, call options, futures contracts, options on future contracts, forward currency contracts and equity-linked derivates, including participation notes. The fund may also utilize other strategies such as reverse repurchase agreements. Derivative instruments and reverse repurchase agreements may have the effect of leveraging the fund's portfolio.
    A significant amount of the fund's total assets may be invested in securities listed on one of the two stock exchanges in the People's Republic of China (the Shanghai and Shenzhen Stock Exchanges) and/or securities listed on the Hong Kong Stock Exchange. Securities listed on the Shanghai and Shenzhen Stock Exchanges are divided into two classes of shares: A shares, ownership of which is restricted to Chinese investors and foreign investors who have obtained a Qualified Foreign Institutional Investor (QFII) quota, and B shares, which may be owned by both Chinese and foreign investors. H shares, which are listed on the Hong Kong Exchange, have no ownership restrictions. The fund may also invest in securities of Chinese companies that are listed on stock exchanges in countries other than China, including the United States.
    The fund expects that, at least initially, its direct investments in securities listed on the Shanghai and Shenzhen stock exchanges will be through B shares. However, the fund may obtain exposure to the A share market in China by investing in participation notes issued by banks and broker-dealers that are designed to replicate the performance of A shares of Chinese companies. The fund may not invest more than 10% of its net assets in A shares and participation notes designed to replicate the performance of A shares.
    In selecting securities to buy and sell, the fund's portfolio managers will apply an actively managed bottom-up fundamental analysis and top-down multi-factor analysis that blends both growth at a reasonable price and value-oriented disciplines. In the security selection process, the portfolio managers will consider four main factors, including valuation, management/franchise value determination (including management and ownership, earnings quality, balance sheet quality and product quality), earnings growth, and liquidity. The portfolio managers will consider whether to sell a particular security when the stock trades significantly above its estimated fair value, when there is a permanent, fundamental deterioration in business prospects or when they identify more attractive opportunities elsewhere.

    The fund may invest up to 100% of its total assets in foreign securities. The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position

            --------------------------------------------------------
            CHINA - INTERNATIONAL TOTAL RETURN - JAPAN - LIBOR ALPHA
            --------------------------------------------------------


when it receives unusually large redemption requests; or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of the fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


    When suitable opportunities are available, the fund may invest in initial public offerings (IPOs) of securities.


    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.


INTERNATIONAL TOTAL RETURN

The fund's investment objective is to provide total return.

    The fund's investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of foreign government and corporate debt securities generally, represented by the sector categories within the Lehman Brothers Global Aggregate ex US Index (unhedged), and in foreign currency investments. Debt securities that the fund may invest in include foreign sovereign, corporate or agency securities of varying maturities, including securitized securities, such as asset-backed and mortgage-backed securities, and commercial paper and other short-term debt instruments. The fund considers a company to be foreign based on its domicile, or in certain cases such as where the security is guaranteed by the parent or issued by a special purpose entity, its parent's domicile.
    The fund may invest in derivatives including but not limited to swaps, put options, call options, futures contracts and options on future contracts. The fund may also utilize other strategies such as dollar rolls and reverse repurchase agreements. Derivative instruments, dollar rolls and reverse repurchase agreements may have the effect of leveraging the fund's portfolio.
    Foreign currency investments may include spot contracts, forward currency contracts, currency swaps, currency options, currency futures and options on currency futures.
    The fund will use the Lehman Brothers Global Aggregate ex US Index (unhedged) as a guide in structuring and selecting its investments, but will seek to outperform such index by applying an actively managed top-down portfolio construction and bottom-up security selection total return strategy. The fund seeks to outperform its benchmark, the Lehman Brothers Global Aggregate ex US Index (unhedged), through an analysis of a variety of alpha sources (specific factors affecting the return on investments in excess of the benchmark), including, among others, high yield and emerging market risk, country risk and currency risk. In constructing the portfolio, the portfolio managers will consider macro-economic and sector level factors such as economic or political conditions, monetary policy, and emerging markets, as well as issuer specific factors such as cash flow coverage, revenue growth, stable or improving credit ratings and business margin improvement. The portfolio managers focus on securities that they believe have favorable prospects for exceeding the benchmark. The portfolio managers may adjust the split between sovereign, agency and corporate bonds in the fund depending on their assessment of overall market conditions. The portfolio managers will consider whether to sell a particular security when the risk factors relative to return materially change.
    Under normal market conditions the fund's effective duration, as estimated by the fund's portfolio managers, will be within +/- 2 years of that of the Lehman Brothers Global Aggregate ex US Index (unhedged). Effective duration is a measure, as estimated by the fund's portfolio managers, of the fund's price sensitivity to changes in interest rates.

    The fund may invest a significant amount of its total assets in foreign securities. The fund will normally invest in companies located in at least three countries other than the United States. The fund may invest up to 30% of its total assets in U.S. dollar-denominated securities. The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund may invest up to 25% of its total assets in non-investment grade securities (junk bonds), including non-investment grade emerging market securities. A fixed income security is considered investment grade if it is either rated at least Baa3 by Moody's Investors Service, Inc., BBB- by Standard & Poor's or BBB- by Fitch, or the fund's portfolio managers believe it to be of comparable credit quality.

    The fund typically maintains a portion of its assets in cash, cash equivalents, high quality debt instruments, and/or money market funds advised by the fund's advisor. Depending upon the then-current investment environment, holding a relatively larger percentage of portfolio assets in such instruments may either assist or hinder the fund's relative performance and its ability to achieve its investment objective. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. In order to respond to adverse market, economic or other conditions, the fund may assume a temporary defensive position and invest a relatively larger percentage of the fund's portfolio assets in cash, cash equivalents or high quality debt instruments.


    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.


JAPAN

The fund's investment objective is long-term growth of capital.
    The fund's investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of equity securities of Japanese issuers. The fund anticipates that most of its assets will be invested in securities traded on a stock exchange, or in an over-the-counter market, in Japan.

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            CHINA - INTERNATIONAL TOTAL RETURN - JAPAN - LIBOR ALPHA
            --------------------------------------------------------

    In selecting securities to buy and sell, the fund's portfolio managers will apply an actively managed bottom-up approach that blends both growth and value-oriented disciplines. The portfolio managers seek to identify securities through a highly structured investment process and a proprietary security valuation model. In constructing the portfolio, the portfolio managers will consider business fundamentals including earnings momentum, business stability, balance sheet, management strategy, competitiveness, and returns by industry/sector. The portfolio managers focus on securities that they believe have a catalyst to restore growth and/or will keep growing with attractive value. The portfolio managers will consider whether to sell a particular security when its business fundamentals materially change or when they identify more attractive opportunities elsewhere.

    The fund may invest up to 100% of its total assets in foreign securities. The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests; or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of the fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.


    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.


LIBOR ALPHA

The fund's investment objective is to provide total return.
    The fund seeks to meet its objective by exceeding the total return of the three-month U.S. Dollar LIBOR.
    The fund's investment objective may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of domestic and foreign government and corporate debt securities, and in foreign currency investments. The fund may invest in structured securitized debt securities, such as asset-backed securities and both residential and commercial mortgage-backed securities, and the fund's investments may include investments in derivative instruments. Derivative instruments that the fund may invest in include but are not limited to swaps, including interest rate, total return and credit default swaps, put options, call options and futures contracts and options on future contracts. The fund may also utilize other strategies such as dollar rolls and reverse repurchase agreements. Derivative instruments and dollar rolls and reverse repurchase agreements may have the effect of leveraging the fund's portfolio.
    Debt securities may include domestic and foreign sovereign, corporate or agency securities of varying maturities. At least 65% of the fund's net assets will consist of domestic investment grade securities. The fund may invest up to 35% of its net assets in foreign securities.
    Foreign currency investments may include spot contracts, forward currency contracts, currency swaps, currency options, currency futures and options on currency futures.
    The fund seeks to outperform the three-month U.S. Dollar LIBOR by applying an actively managed top-down portfolio construction and bottom-up security selection total return strategy. The fund seeks to outperform its benchmark, the three-month U.S. Dollar LIBOR, through an analysis of a variety of alpha sources (specific factors affecting the return on investments relative to the benchmark), including, among others, high yield and emerging market risk, country risk, and currency risk. In constructing the portfolio, the portfolio managers will consider macro-economic and sector level factors such as economic or political conditions, monetary policy, and emerging markets, as well as issuer specific factors such as cash flow coverage, revenue growth, stable or improving credit ratings, and business margin improvement. The portfolio managers focus on securities that they believe have favorable prospects for exceeding the benchmark. The portfolio managers will consider whether to sell a particular security when the risk factors relative to return materially change.
    Under normal market conditions the fund's effective duration, as estimated by the fund's portfolio managers, will be one-quarter of a year, but the fund's exposure to changes in U.S. interest rates may differ from the fund's benchmark by up to one year. The fund will generally maintain a weighted average effective maturity of less than three years. Effective duration is a measure, as estimated by the fund's portfolio managers, of the fund's price sensitivity to changes in interest rates. Weighted average effective maturity is a measure, as estimated by the fund's portfolio managers, of the length of time the average security in the fund will mature or be redeemed by the issuer.
    The fund may invest up to 25% of its total assets in non-investment grade securities (junk bonds), including non-investment grade emerging market securities. A fixed income security is considered investment grade if it is either rated at least Baa3 by Moody's Investors Service, Inc., BBB-by Standard & Poor's or BBB- by Fitch, or the fund's portfolio managers believe it to be of comparable credit quality.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


    The fund typically maintains a portion of its assets in cash, cash equivalents, high quality debt instruments, and/or money market funds advised by the fund's advisor. Depending upon the then-current investment environment, holding a relatively larger percentage of portfolio assets in such instruments may either assist or hinder the fund's relative performance and its ability to achieve its investment objective. The fund holds cash to

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            CHINA - INTERNATIONAL TOTAL RETURN - JAPAN - LIBOR ALPHA
            --------------------------------------------------------


handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. In order to respond to adverse market, economic or other conditions, the fund may assume a temporary defensive position and invest a relatively larger percentage of the fund's portfolio assets in cash, cash equivalents or high quality debt instruments.


    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.



RISKS


CHINA

The principal risks of investing in the fund are:
    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.
    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
    Foreign Securities Risk--Foreign securities have additional risks, including exchange rate changes, and may have relatively low market liquidity, decreased publicly available information about issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions.
    Developing Markets Securities Risk--The factors described above for "Foreign Securities Risk" may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries (i.e., those that are in the initial stages of their industrial cycle) have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.
    Geographic Concentration Risk--Political and economic conditions and changes in regulatory, tax, or economic policy in China could significantly affect the market in that country and in surrounding or related countries.
    Unique Economic and Political Risks of Investing in China--China remains a totalitarian country with the continuing risk of nationalization, expropriation, or confiscation of property. The legal system is still developing, making it more difficult to obtain and/or enforce judgments. Further the government could at any time alter or discontinue economic reforms. Military conflicts, either internal or with other countries, are also a risk. In addition, inflation, currency fluctuations and fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China. China's economy may be dependent on the economies of other Asian countries, many of which are developing countries.
    Risks of Purchasing A Shares of Chinese Companies--Substantial liquidity risks exist in the A share market. A shares and/or participation notes designed to replicate the performance of such A shares may be illiquid and therefore subject to the fund's limitation on investing in illiquid securities. In addition, A shares are subject to regulations regarding minimum and maximum investment quotas and repatriation restrictions for both principal invested and profits earned.
    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, generally the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities generally has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.
    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.
    Convertible Securities Risk--The values of convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the fund.

    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more

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            CHINA - INTERNATIONAL TOTAL RETURN - JAPAN - LIBOR ALPHA
            --------------------------------------------------------

than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If the fund uses derivatives to "hedge" the overall risk of its portfolio, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.

    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause the fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the fund.

    Currency/Exchange Rate Risk--The fund may buy or sell currencies other than the U.S. Dollar and use derivatives involving foreign currencies in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.
    Limited Market Risk--Certain securities issued by companies in China may be less liquid and harder to sell as well as more volatile than many U.S. securities. This means that the fund may be unable to sell foreign securities at favorable prices at certain times. As stated above, this may be particularly true with respect to A shares issued by Chinese companies.

    Limited Number of Holdings Risk--Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investments in the fund.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

    Initial Public Offerings Risk--The prices of IPO securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the fund will have favorable IPO investment opportunities.


    Active Trading Risk--The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short-term gains and losses, which may affect the taxes that must be paid.


INTERNATIONAL TOTAL RETURN

The principal risks of investing in the fund are:

    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies and governments whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.
    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, generally the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities generally has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.
    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.
    Foreign Securities Risk--Foreign securities have additional risks, including exchange rate changes, and may have relatively low market liquidity, decreased publicly available information about issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions.
    Developing Markets Securities Risk--The factors described above for "Foreign Securities Risk" may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries (i.e., those that are in the initial stages of their industrial cycle) have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.
    High Yield Risk--High yield risk is a form of credit risk. Securities that are below investment grade are regarded as having predominately speculative characteristics with respect to the capacity to pay interest and repay principal. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the fund may incur additional expenses to seek recovery.

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            CHINA - INTERNATIONAL TOTAL RETURN - JAPAN - LIBOR ALPHA
            --------------------------------------------------------

    The secondary markets in which lower-rated securities are traded may be less liquid then the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.
    Mortgage- and Asset-Backed Securities Risk--These securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, the fund may need to reinvest these early payments at lower interest rates, thereby reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time, which can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.
    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If the fund uses derivatives to "hedge" the overall risk of its portfolio, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.

    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause the fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the fund.

    Currency/Exchange Rate Risk--The fund may buy or sell currencies other than the U.S. Dollar and use derivatives involving foreign currencies in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

    Limited Number of Holdings Risk--Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investments in the fund.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

    Active Trading Risk--The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short-term gains and losses, which may affect the taxes that must be paid.


JAPAN

The principal risks of investing in the fund are:
    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.
    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
    Foreign Securities Risk--Foreign securities have additional risks, including exchange rate changes, and may have relatively low market liquidity, decreased publicly available information about issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions.
    Geographic Concentration Risk--Political and economic conditions and changes in regulatory, tax, or economic policy in Japan could significantly affect the market in that country and in surrounding or related countries.
    Unique Economic and Political Risks of Investing in Japan--International trade and government tax and fiscal policy may have negative effects on the Japanese economy. The Japanese economy currently is driven mainly by domestic demand and there can be no guarantee that such domestic demand may not weaken. In addition, Japan's economy may be moderately dependent on global economies including the economies of Asian countries, some of which are developing countries.
    Currency/Exchange Rate Risk--The fund may buy or sell currencies other than the U.S. Dollar and use derivatives involving foreign currencies in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

    Limited Number of Holdings Risk--Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investments in the fund.


    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

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            CHINA - INTERNATIONAL TOTAL RETURN - JAPAN - LIBOR ALPHA
            --------------------------------------------------------


    Active Trading Risk--The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short-term gains and losses, which may affect the taxes that must be paid.


LIBOR ALPHA

The principal risks of investing in the fund are:
    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies and governments whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.
    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, generally the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities generally has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.
    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.
    Foreign Securities Risk--Foreign securities have additional risks, including exchange rate changes, and may have relatively low market liquidity, decreased publicly available information about issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions.
    Developing Markets Securities Risk--The factors described above for "Foreign Securities Risk" may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries (i.e., those that are in the initial stages of their industrial cycle) have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.
    High Yield Risk--High yield risk is a form of credit risk. Securities that are below investment grade are regarded as having predominately speculative characteristics with respect to the capacity to pay interest and repay principal. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the fund may incur additional expenses to seek recovery.
    The secondary markets in which lower-rated securities are traded may be less liquid then the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.
    Mortgage- and Asset-Backed Securities Risk--These securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, the fund may need to reinvest these early payments at lower interest rates, thereby reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time, which can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.
    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If the fund uses derivatives to "hedge" the overall risk of its portfolio, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.

    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause the fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the fund.

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            --------------------------------------------------------
            CHINA - INTERNATIONAL TOTAL RETURN - JAPAN - LIBOR ALPHA


            --------------------------------------------------------
    Limited Number of Holdings Risk--Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investments in the fund.

    Currency/Exchange Rate Risk--The fund may buy or sell currencies other than the U.S. Dollar and use derivatives involving foreign currencies in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.
    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

    Active Trading Risk--The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short-term gains and losses, which may affect the taxes that must be paid.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

Each fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for each fund is available at http://www.aiminvestments.com. To reach this information, access a fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------

    A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio holdings is available in the funds' Statement of Additional Information, which is available at http://www.aiminvestments.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor or AIM) serves as each fund's investment advisor and manages the investment operations of each fund and has agreed to perform or arrange the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

    Invesco Hong Kong Limited (Invesco Hong Kong) (the subadvisor for China), an affiliate of the advisor, is located at 32nd Floor, Three Pacific Place, 1 Queen Road East, Hong Kong.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional) (the subadvisor for LIBOR Alpha), an affiliate of the advisor, is located at One Midtown Plaza, 1360 Peachtree Street, NE, Atlanta, Georgia 30309.

    INVESCO Asset Management Limited (INVESCO Limited) (the subadvisor for International Total Return), an affiliate of the advisor, is located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom.

    Invesco Asset Management (Japan) Limited (Invesco Japan) (the subadvisor for Japan), an affiliate of the advisor, is located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chrome, Minato-ku, Tokyo 105-6025, Japan.

    The subadvisors are responsible for each fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to each fund.

    The advisor has acted as an investment advisor since its organization in 1976. The subadvisor for each of China, LIBOR Alpha, International Total Return and Japan has acted as an investment advisor since 1990, 1979, 1985 and 1987, respectively. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the funds, encompassing a broad range of investment objectives.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM Funds), AIM, A I M Distributors, Inc. (ADI) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.


    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

            --------------------------------------------------------
            CHINA - INTERNATIONAL TOTAL RETURN - JAPAN - LIBOR ALPHA
            --------------------------------------------------------

ADVISOR COMPENSATION


During the fiscal year ended October 31, 2007, the advisor received no compensation after fee waivers and/or expense reimbursements on International Total Return and Japan. The advisor received compensation of 0.93% and 0.03% of average daily net assets after fee waivers and/or expense reimbursements on China and LIBOR Alpha, respectively.


    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement and sub-advisory agreement are available in each fund's most recent report to shareholders for the twelve-month period ended October 31.


PORTFOLIO MANAGERS

The following individuals are jointly and primarily responsible for the day-to-day management of each fund's portfolio:

CHINA


Investment decisions for the fund are made by the investment management team at Invesco Hong Kong.



- Samantha Ho, Portfolio Manager, who has been responsible for the fund since inception and has been associated with Invesco Hong Kong and/or its affiliates since 2004. From 2000 to 2004, she was a Portfolio Manager at Manulife Asset Management (HK) Ltd.



- May Lo, Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with the subadvisor and/or its affiliates since 2005. From 2004 to 2005, she was an investment analyst at Asia Strategic Investment Management. Prior to 2004, she attended MIT Sloan Business School earning a Masters of Business Administration.


INTERNATIONAL TOTAL RETURN

Investment decisions for the fund are made by the investment management team at INVESCO Limited.


- Russel Matthews, (lead manager) Portfolio Manager, INVESCO Limited's Worldwide Fixed Income Group, who has been responsible for the fund since inception and has been associated with INVESCO Limited and/or its affiliates since 2000. As lead manager, Mr. Gau generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Gau may perform these functions, and the nature of these functions, may change from time to time.



- Mark R. Nash, Portfolio Manager, INVESCO Limited's Worldwide Fixed Income Group, who has been responsible for the fund since 2007 and has been associated with the subadvisor and/or its affiliates since 2001.


JAPAN


Investment decisions for the fund are made by the investment management team at Invesco Japan.



- Kiyohide Nagata, Senior Portfolio Manager and head of Invesco Japan's Large Cap Equity Team, who has been responsible for the fund since inception and has been associated with Invesco Japan and/or its affiliates since 2003. From 2000 to 2003, he was Senior Fund Manager at Prudential Investment Management Japan.



- Yasuhiro Shimbayashi, Senior Portfolio Manager, who has been responsible for the fund since inception and has been associated with Invesco Japan and/or its affiliates since 2004. From 2000 to 2004, he was Chief Fund Manager for Japanese Equity Fund in UFJ Asset Management.



- Tomomitsu Yanaba, Portfolio Manager, who has been responsible for the fund since inception and has been associated with Invesco Japan and/or its affiliates since 2004. He most recently served as head of electronics sector analysts, Industrial Research Department in UFJ Bank. From 2001 to 2003, he worked as sector analyst, Equity Portfolio Management Department in UFJ Partners Asset Management.



- Tomoyuki Shioya, Portfolio Manager, who has been responsible for the fund since inception and has been associated with Invesco Japan and/or its affiliates since 2005. He most recently served as Fund Manager/Analyst at Open Source Advisors K.K. Prior to Open Source Advisors K.K., he served as an Analyst at Oakasan Securities Ltd.


LIBOR ALPHA


Investment decisions for the fund are made by the investment management team at Invesco Institutional. The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:



- Brendan D. Gau (lead manager), Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with the subadvisor and/or its affiliates since 1996. As lead manager, Mr. Gau generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Gau may perform these functions, and the nature of these functions, may change from time to time.

            --------------------------------------------------------
            CHINA - INTERNATIONAL TOTAL RETURN - JAPAN - LIBOR ALPHA
            --------------------------------------------------------


- Chuck Burge, Senior Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with the subadvisor and/or its affiliates since 2002.



- Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with the subadvisor and/or its affiliates since 1999.



- Mark Gilley, Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with the subadvisor and/or its affiliates since 1996.


Mr. Friedli, Mr. Gau and Mr. Gilley are dual employees of AIM and Invesco Institutional.


The portfolio managers are assisted by the advisor's Taxable Investment Grade Bond Team.


ALL FUNDS

More information on these portfolio managers may be found on the advisor's website http://www.aiminvestments.com. The website is not part of this prospectus.
    The funds' Statement of Additional Information provides additional information about the portfolio managers' investments in each fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

China and Japan expect that their distributions, if any, will consist of both capital gains and ordinary income. LIBOR Alpha and International Total Return expect that their distributions, if any, will consist primarily of ordinary income.

DIVIDENDS

China and Japan generally declare and pay dividends, if any, annually. International Total Return generally declares dividends quarterly and pays dividends, if any, quarterly. LIBOR Alpha generally declares dividends monthly and pay dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The funds generally distribute long-term and short-term capital gains, if any, annually.

SUITABILITY FOR INVESTORS

The Institutional Classes of the funds are intended for use by institutional investors. Shares of the Institutional Classes of the funds are available for banks and trust companies acting in a fiduciary or similar capacity, bank and trust company common and collective trust funds, banks and trust companies investing for their own account, entities acting for the account of a public entity (e.g., Taft-Hartley funds, states, cities or government agencies), defined benefit plans, endowments, foundations and defined contribution plans offered pursuant to Sections 401, 457, 403(a), or 403(b) or (c) of the Internal Revenue Code (the "Code") (defined contribution plans offered pursuant to Section 403(b) must be sponsored by a Section 501(c)(3) organization). For defined contribution plans for which the sponsor has combined defined contribution and defined benefit assets of at least $100 million there is no minimum initial investment requirement, otherwise the minimum initial investment requirement for defined contribution plans is $10 million. There is no minimum initial investment requirement for defined benefit plans, and the minimum initial investment requirement for all other investors for which the Institutional Classes of the funds are available is $1 million.
    The Institutional Classes of the funds are designed to be convenient and economical vehicles in which institutions can invest in a portfolio of equity securities. An investment in the funds may relieve the institution of many of the investment and administrative burdens encountered when investing in equity securities directly. These include: selection and diversification of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping.

            --------------------------------------------------------
            CHINA - INTERNATIONAL TOTAL RETURN - JAPAN - LIBOR ALPHA
            --------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each fund's financial performance. Certain information reflects financial results for a single fund share.
    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each fund (assuming reinvestment of all dividends and distributions).
    This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the fund's financial statements, is included in each fund's annual report, which is available upon request.

    For a discussion of how investments in IPOs affected China's performance, see the "Performance Information" section of this prospectus.





                                                                              CHINA --
                                                                        INSTITUTIONAL CLASS
                                                              ----------------------------------------
                                                                                    MARCH 31, 2006
                                                              YEAR ENDED        (COMMENCEMENT DATE) TO
                                                              OCTOBER 31,            OCTOBER 31,
                                                                 2007                    2006
                                                              -----------       ----------------------
Net asset value, beginning of period                            $ 10.99                $ 10.00
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                         0.09                   0.11
------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          17.71                   0.86
======================================================================================================
    Total from investment operations                              17.80                   0.97
======================================================================================================
Less dividends from net investment income                         (0.10)                    --
======================================================================================================
Redemption fees added to shares of beneficial interest             0.03                   0.02
======================================================================================================
Net asset value, end of period                                  $ 28.72                $ 10.99
______________________________________________________________________________________________________
======================================================================================================
Total return(b)                                                  163.45%                  9.90%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $ 3,658                $   835
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.35%(c)               1.84%(d)
------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.36%(c)               3.48%(d)
======================================================================================================
Ratio of net investment income to average net assets               0.53%(c)               1.85%(d)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate(e)                                          102%                    80%
______________________________________________________________________________________________________
======================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $1,251,230.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

            --------------------------------------------------------
            CHINA - INTERNATIONAL TOTAL RETURN - JAPAN - LIBOR ALPHA
            --------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                   INTERNATIONAL TOTAL RETURN --
                                                                        INSTITUTIONAL CLASS
                                                              ----------------------------------------
                                                                                    MARCH 31, 2006
                                                              YEAR ENDED        (COMMENCEMENT DATE) TO
                                                              OCTOBER 31,            OCTOBER 31,
                                                                 2007                    2006
                                                              -----------       ----------------------
Net asset value, beginning of period                            $ 10.44                $ 10.00
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                         0.28                   0.15
------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           0.69                   0.48
======================================================================================================
    Total from investment operations                               0.97                   0.63
======================================================================================================
Less distributions:
  Dividends from net investment income                            (0.23)                 (0.07)
------------------------------------------------------------------------------------------------------
  Return of capital                                                  --                  (0.12)
======================================================================================================
    Total distributions                                           (0.23)                 (0.19)
======================================================================================================
Redemption fees added to shares of beneficial interest             0.00                   0.00
======================================================================================================
Net asset value, end of period                                  $ 11.18                $ 10.44
______________________________________________________________________________________________________
======================================================================================================
Total return(b)                                                    9.42%                  6.27%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $35,952                $19,243
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   0.86%(c)               0.89%(d)
------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.55%(c)               3.50%(d)
======================================================================================================
Ratio of net investment income to average net assets               2.64%(c)               2.45%(d)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate(e)                                          509%                   231%
______________________________________________________________________________________________________
======================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $26,949,902.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

            --------------------------------------------------------
            CHINA - INTERNATIONAL TOTAL RETURN - JAPAN - LIBOR ALPHA
            --------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                JAPAN --
                                                                           INSTITUTIONAL CLASS
                                                              ---------------------------------------------
                                                                                         MARCH 31, 2006
                                                                 YEAR ENDED          (COMMENCEMENT DATE) TO
                                                                OCTOBER 31,               OCTOBER 31,
                                                                    2007                      2006
                                                              ----------------       ----------------------
Net asset value, beginning of period                              $  8.85                   $ 10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.02)                    (0.03)
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      0.57                     (1.13)
===========================================================================================================
    Total from investment operations                                 0.55                     (1.16)
===========================================================================================================
Redemption fees added to shares of beneficial interest               0.01                      0.01
===========================================================================================================
Net asset value, end of period                                    $  9.41                   $  8.85
___________________________________________________________________________________________________________
===========================================================================================================
Total return(a)                                                      6.33%                   (11.50)%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $   706                   $   664
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     1.46%(b)                  1.52%(c)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  3.97%(b)                  6.41%(c)
===========================================================================================================
Ratio of net investment income (loss) to average net assets         (0.19)%(b)                (0.62)%(c)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate(d)                                            128%                       37%
___________________________________________________________________________________________________________
===========================================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(b) Ratios are based on average daily net assets of $686,762.


(c) Annualized.


(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.





                                                                           LIBOR ALPHA --
                                                                        INSTITUTIONAL CLASS
                                                              ----------------------------------------
                                                                                    MARCH 31, 2006
                                                              YEAR ENDED        (COMMENCEMENT DATE) TO
                                                              OCTOBER 31,            OCTOBER 31,
                                                                 2007                    2006
                                                              -----------       ----------------------
Net asset value, beginning of period                            $ 9.91                  $10.00
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.51                    0.28
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.04)                  (0.09)
======================================================================================================
    Total from investment operations                              0.47                    0.19
======================================================================================================
Less dividends from net investment income                        (0.52)                  (0.28)
======================================================================================================
Net asset value, end of period                                  $ 9.86                  $ 9.91
______________________________________________________________________________________________________
======================================================================================================
Total return(b)                                                   4.79%                   1.97%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $   62                  $  813
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.60%(c)                0.61%(d)
------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.02%(c)                1.34%(d)
======================================================================================================
Ratio of net investment income to average net assets              5.10%(c)                4.75%(d)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate(e)                                         218%                    134%
______________________________________________________________________________________________________
======================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $546,768.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                       THE AIM FUNDS - INSTITUTIONAL CLASS

GENERAL INFORMATION

In addition to the fund, AIM serves as investment advisor to many other mutual funds. The following information is about the Institutional Classes of these funds, which are offered to certain eligible institutional investors.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

SHARES SOLD WITHOUT SALES CHARGES

You will not pay an initial or contingent deferred sales charge on purchases of any Institutional Class shares.

MINIMUM INVESTMENTS

The minimum investments for Institutional Class accounts are as follows:

                                                                       INITIAL      ADDITIONAL
TYPE OF ACCOUNT                                                      INVESTMENTS   INVESTMENTS
---------------                                                      -----------   -----------
Defined Benefit Plans or Platform Sponsors
   for Defined Contribution Plans                                    $         0    no minimum
Banks acting in a fiduciary or similar capacity, Collective and
   Common Trust Funds, Banks and Broker-Dealers acting for their
   own account or Foundations and Endowments                           1 million    no minimum
Defined Contribution Plans (Corporate, Non-profit or Governmental)    10 million    no minimum

HOW TO PURCHASE SHARES

PURCHASE OPTIONS

                                       OPENING AN ACCOUNT                       ADDING TO AN ACCOUNT
                        -----------------------------------------------   ------------------------------
Through a Financial     Contact your financial advisor or intermediary.   Contact your financial advisor
Advisor or other        The financial advisor or intermediary should      or intermediary.
Intermediary            mail your completed account application to the
                        transfer agent,
                        AIM Investment Services, Inc.,
                        P.O. Box 0843,
                        Houston, TX 77210-0843.
                        The financial advisor or intermediary should
                        call the transfer agent at
                        (800) 659-1005 to receive a reference number.
                        Then, use the following wire instructions:

                        Beneficiary Bank
                        ABA/Routing #: 021000021
                        Beneficiary Account Number: 00100366732
                        Beneficiary Account Name: AIM Investment
                        Services, Inc.
                        RFB: Fund Name, Reference #
                        OBI: Your Name, Account #

By Telephone and Wire   Open your account through a financial advisor     Call the transfer agent at
                        or intermediary as described above.               (800) 659-1005 and wire
                                                                          payment for your purchase
                                                                          order in accordance with the
                                                                          wire instructions listed
                                                                          above.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

All of your dividends and distributions may be paid in cash or reinvested in the same fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund.

REDEEMING SHARES

HOW TO REDEEM SHARES

Through a Financial   Contact your financial advisor or intermediary (including
Advisor or Other      your retirement plan administrator). Redemption proceeds
Intermediary          will be sent in accordance with the wire instructions
                      specified in the account application provided to the
                      transfer agent. The transfer agent must receive your
                      financial advisor's or intermediary's call before the
                      close of the customary trading session of the New York
                      Stock Exchange (NYSE) on days the NYSE is open for
                      business in order to effect the redemption at that day's
                      closing price.

By Telephone          A person who has been authorized in the account
                      application to effect transactions may make redemptions by telephone. You must call the transfer agent before the
                      close of the customary trading session of the NYSE on days the NYSE is open for business in order to effect the
                      redemption at that day's closing price.

                       THE AIM FUNDS - INSTITUTIONAL CLASS

TIMING AND METHOD OF PAYMENT

We normally will send out redemption proceeds within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If your request is not in good order, we may require additional documentation in order to redeem your shares. Payment may be postponed in cases where the Securities and Exchange Commission (SEC) declares an emergency or normal trading is halted on the NYSE.

     If you redeem by telephone, we will transmit the amount of redemption proceeds electronically to your pre-authorized bank account.

     We use reasonable procedures to confirm that instructions communicated via telephone are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM China Fund
AIM Developing Markets Fund
AIM Floating Rate Fund
AIM Global Aggressive Growth Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Real Estate Fund
AIM Global Value Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM S&P 500 Index Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and variable insurance contracts which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to an intermediary's automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan or individual retirement account (IRA) to the trustee or custodian of another employee benefit plan or IRA.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather that the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the

                       THE AIM FUNDS - INSTITUTIONAL CLASS

funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions.

EXCHANGING SHARES

You may, under most circumstances, exchange Institutional Class shares in one fund for Institutional Class shares of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or A I M Distributors, Inc. ("AIM Distributors") will provide you with notice of such modification or termination if it is required to do so by law.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year; provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds and insurance company separate accounts which use the funds as underlying investments.

- Exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

- If you acquire shares in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan or IRA to the trustee or custodian of a new employee benefit plan or IRA, your first reallocation of those assets will not count toward the exchange limitation.

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agent reserves the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Suspend, change or withdraw all or any part of the offering made by this Prospectus.

PAYMENTS TO FINANCIAL ADVISORS

AIM Distributors or one or more of its corporate affiliates (collectively, AIM Affiliates) may make cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These cash payments may include cash payments and other payments for certain marketing and support services. AIM Affiliates make these payments from their own resources. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with AIM Affiliates.

     AIM Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits AIM Affiliates receive when they make these payments include, among other things, placing the fund on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in

                       THE AIM FUNDS - INSTITUTIONAL CLASS

its fund sales system (on its "sales shelf"). AIM Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments AIM Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.10% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. AIM Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     AIM Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, AIM Affiliates benefit from the incremental management and other fees paid to AIM Affiliates by the funds with respect to those assets.

     AIM Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency or sub-accounting agreement. All fees payable by AIM Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the funds' Boards of Trustees (collectively, the Board).

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from AIM Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     AIM Affiliates currently use the following tools designed to discourage excessive short-term trading in the funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii)

                       THE AIM FUNDS - INSTITUTIONAL CLASS

refusing to process future purchases or exchanges related to such activities in the shareholder's accounts. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of AIM Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year, or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

     The ability of AIM Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. For more information on this redemption fee, see "Redeeming Shares--Redemption Fees" section of this prospectus.

     The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     AIM may use indications of fair value from pricing services approved by the Board. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board.

                       THE AIM FUNDS - INSTITUTIONAL CLASS

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM High Income Municipal Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day.

     For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each fund's portfolio securities transactions are recorded no later than the first business day following the trade date.

TIMING OF ORDERS

You can purchase, exchange or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

     Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

     Investors in tax-exempt funds should read the information under the heading "Other Information--Suitability of Investors" in the applicable fund's prospectus.

     The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, IRAs and Roth IRAs. You should consult your tax advisor before investing.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about each fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the funds' investments. Each fund's annual report also discusses the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year. Each fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. Each fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.aiminvestments.com.


If you have questions about the funds, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:       (800) 959-4246
ON THE INTERNET:    You can send us a request by e-mail or download
                    prospectuses, SAIs, annual or semiannual reports via our
                    website: http://www.aiminvestments.com


You can also review and obtain copies of each fund's SAI, financial reports, each fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM China Fund
   AIM International Total Return Fund
   AIM Japan Fund
   AIM LIBOR Alpha Fund
   SEC 1940 Act file number: 811-05426
----------------------------------------

AIMinvestments.com     AIF-PRO-2
                                             [AIM INVESTMENTS LOGO APPEARS HERE]
                                                   --Registered Trademark--

                                                     AIM DEVELOPING MARKETS FUND
                                                       AIM TRIMARK ENDEAVOR FUND
                                                                AIM TRIMARK FUND
                                                AIM TRIMARK SMALL COMPANIES FUND

                                                                     PROSPECTUS

                                                               February 8, 2008


Institutional Classes

AIM Developing Markets Fund's investment objective is to provide long-term growth of capital with a secondary investment objective of income.

AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund's investment objective is long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Institutional Class shares of the funds. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the funds:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

   -------------------------------------------------------------------------
   DEVELOPING MARKETS - TRIMARK ENDEAVOR - TRIMARK - TRIMARK SMALL COMPANIES
   -------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES AND STRATEGIES                 1
------------------------------------------------------
AIM Developing Markets                               1
AIM Trimark Endeavor Fund                            1
AIM Trimark Fund                                     1
AIM Trimark Small Companies Fund                     2
All Funds Other Than Developing Markets              2
All Funds Other Than Trimark Small
  Companies                                          2
PRINCIPAL RISKS OF INVESTING IN THE FUNDS            2
------------------------------------------------------
All Funds Other Than Developing Markets              2
Developing Markets                                   3
Trimark                                              3
Trimark Small Companies                              4
All Funds                                            4
PERFORMANCE INFORMATION                              4
------------------------------------------------------
Annual Total Returns                                 4
Performance Table                                    7
FEE TABLE AND EXPENSE EXAMPLE                        9
------------------------------------------------------
Fee Table                                            9
Expense Example                                     10
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                       10
------------------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS                    11
------------------------------------------------------
FUND MANAGEMENT                                     11
------------------------------------------------------
The Advisors                                        11
Advisor Compensation                                12
Portfolio Managers                                  12
OTHER INFORMATION                                   13
------------------------------------------------------
Dividends and Distributions                         13
Suitability for Investors                           13
Future Limited Fund Offering (Developing
  Markets and Trimark Small Companies)              13
FINANCIAL HIGHLIGHTS                                14
------------------------------------------------------
GENERAL INFORMATION                                A-1
------------------------------------------------------
Purchasing Shares                                  A-1
Redeeming Shares                                   A-1
Exchanging Shares                                  A-3
Rights Reserved by the Funds                       A-3
Payments to Financial Advisors                     A-3
Excessive Short-Term Trading Activity
  (Market Timing) Disclosures                      A-4
Pricing of Shares                                  A-5
Taxes                                              A-6
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investment and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a registered service mark of A I M Management Group Inc. and AIM Funds Management Inc.
    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

   -------------------------------------------------------------------------
   DEVELOPING MARKETS - TRIMARK ENDEAVOR - TRIMARK - TRIMARK SMALL COMPANIES
   -------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

AIM DEVELOPING MARKETS FUND (DEVELOPING MARKETS)

The fund's primary investment objective is to provide long-term growth of capital with a secondary investment objective of income. The investment objectives of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objectives by investing, normally, at least 80% of its assets in securities of companies that are in developing markets countries. In complying with this 80% investment requirement, the fund invests primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as debt securities and synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund defines developing markets countries as those countries which are not included in the MSCI World Index. The fund considers various factors when determining whether a company is in a developing country, including whether
(1) it is organized under the laws of a developing markets country; (2) it has a principal office in a developing markets country; (3) it derives 50% or more of its total revenues from business in a developing markets country; or (4) its securities are trading principally on a stock exchange, or in an over-the-counter market, in developing markets countries. The fund will normally invest in issuers in at least four countries, but it will invest no more than 25% of its total assets in issuers in any one country. The fund also may hold no more than 40% of its total assets in any one foreign currency and securities denominated in or indexed to such currency. The fund may invest in debt securities when economic and other factors appear to favor such investments. The fund may also invest up to 50% of its total assets in lower-quality debt securities, i.e., "junk bonds."


    The fund may invest up to 50% of its total assets in the following types of developing market debt securities: (1) debt securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks (sovereign debt), and "Brady Bonds"; (2) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of sovereign debt; (3) debt securities issued by banks and other business entities; and (4) debt securities denominated in or indexed to the currencies of emerging markets. Brady Bonds are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. There is no requirement with respect to the maturity or duration of debt securities in which the fund may invest. The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


    The portfolio managers employ a disciplined investment strategy that emphasizes fundamental research, supported by quantitative analysis and portfolio construction techniques. The strategy primarily focuses on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose prices do not fully reflect these attributes. Investments for the portfolio are selected "bottom-up" on a stock-by-stock basis. The focus is on the strengths of individual companies, rather than sector or country trends. The fund's portfolio managers may consider selling a security for several reasons, including when (1) its fundamentals deteriorate or it posts disappointing earnings, (2) its stock price appears to be overvalued, or (3) a more attractive opportunity is identified.

    The fund is non-diversified, which means it can invest a greater percentage of its assets in any one issuer than a diversified fund can. With respect to 50% of its assets, a non-diversified fund is permitted to invest more than 5% of its assets in the securities of any one issuer.
    When suitable opportunities are available, the fund may invest in initial public offerings (IPOs) of securities.


AIM TRIMARK ENDEAVOR FUND (TRIMARK ENDEAVOR)


The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing, normally, at least 65% of its net assets in marketable equity securities, including convertible securities, of mid-capitalization companies. The fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell Midcap--Registered Trademark-- Index measures the performance of the 800 smallest companies in the Russell 1000--Registered Trademark-- Index. The Russell 1000--Registered Trademark-- Index measures the performance of the 1000 largest companies in the Russell 3000--Registered Trademark-- Index. The Russell 3000--Registered Trademark-- Index measures the performance of the 3000 largest U.S. companies based on total market capitalization. The companies in the Russell Midcap--Registered Trademark-- Index are considered representative of medium-sized companies.
    The fund may invest up to 25% of its total assets in foreign securities.

AIM TRIMARK FUND (TRIMARK)

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective generally by investing, normally, at least 75% of its net assets in marketable equity securities of medium-and large-sized companies, including convertible securities, of domestic issuers and foreign issuers. The fund will normally invest in the securities of companies located in at least three countries, including the United States.

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    The fund emphasizes investment in companies in developed countries such as the United States, the countries of Western Europe and certain countries in the Pacific Basin. The fund may also invest in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles.


AIM TRIMARK SMALL COMPANIES FUND (TRIMARK SMALL COMPANIES)


The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.
    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in marketable equity securities, including convertible securities, of small-capitalization companies. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The companies within the Russell 2000--Registered Trademark-- Index are considered representative of small-sized companies.
    In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts.

    The fund may invest up to 25% of its total assets in foreign securities.
    The fund employs a risk management strategy to reduce volatility. Pursuant to this strategy, the fund generally invests a substantial amount of its assets in cash and cash equivalents such as U.S. Government agency discount notes. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily increase the portion of its assets held in cash, cash equivalents (including shares of affiliated money market funds) or high quality debt instruments. As a result the fund may not achieve its investment objective.


ALL FUNDS OTHER THAN DEVELOPING MARKETS

In selecting securities, the portfolio managers seek to identify companies that are both attractively priced relative to their prospective earnings and cash flow, and have strong long-term growth prospects. In evaluating companies, the portfolio managers emphasize several factors such as the quality of the company's management team, their commitment to securing a competitive advantage, and the company's sustainable growth potential. The portfolio managers typically consider whether to sell a security in any of four circumstances: 1) a more compelling investment opportunity exists, 2) the full value of the investment is deemed to have been realized, 3) there has been a fundamental negative change in management strategy of the company, or 4) there has been a fundamental negative change in competitive environment.
    Under normal conditions, the top ten holdings may comprise up to 50% of the fund's total assets.

    The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of a fund are applied at the time of purchase.

    Each fund may invest up to 10% of its total assets in fixed-income securities such as investment-grade debt securities, longer-term U.S. government securities and high-quality money market investments.


ALL FUNDS OTHER THAN TRIMARK SMALL COMPANIES

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor or cash equivalents such as U.S. Government agency discount notes. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.



PRINCIPAL RISKS OF INVESTING IN THE FUNDS

--------------------------------------------------------------------------------

ALL FUNDS OTHER THAN DEVELOPING MARKETS

There is a risk that you could lose all or a portion of your investment in the funds. The value of your investment in a fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.
    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

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    The values of the convertible securities in which the funds may invest will also be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to a fund.
    Because a large percentage of each fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in a fund.

DEVELOPING MARKETS

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.
    This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases may cause the price of a debt security to decrease. The longer a bond's duration, the more sensitive it is to this risk. Junk bonds are less sensitive to this risk than are higher-quality bonds.
    The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

    These factors may affect the prices of securities issued by foreign companies and governments located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.
    Sovereign debt securities of developing country governments are generally lower-quality debt securities. Sovereign debt securities are subject to the additional risk that, under some political, diplomatic, social or economic circumstances, some developing countries that issue lower-quality debt securities may be unable or unwilling to make principal or interest payments as they come due.
    Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.
    Because it is non-diversified, the fund may invest in fewer issuers than if it were a diversified fund. The value of the fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk, than if the fund invested more broadly.
    The prices of IPO securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the fund will have favorable IPO investment opportunities.

TRIMARK

The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

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- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

    These factors may affect the prices of securities issued by foreign companies and governments located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.
    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.
    Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.


TRIMARK SMALL COMPANIES


The prices of equity securities can change in response to many factors (as discussed above).
    This is especially true with respect to equity securities of small-cap companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of small-cap companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

ALL FUNDS

An investment in the funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar charts and tables shown below provide an indication of the risks of investing in each of the funds. A fund's past performance (before and after taxes) is not necessarily an indication of its future performance.


ANNUAL TOTAL RETURNS

--------------------------------------------------------------------------------


The following bar charts show performance of each fund's Institutional Class shares. Institutional Class shares are not subject to front-end or back-end sales loads.


DEVELOPING MARKETS--INSTITUTIONAL CLASS(1)

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2006...................................................................   39.47%
2007...................................................................   33.39%



 (1) The fund's return during certain periods was positively impacted by its investments in Initial Public Offerings (IPOs). There can be no assurance that the fund will have favorable IPO investment opportunities in the future. For additional information regarding the fund's performance, please see the "Financial Highlights" section of this prospectus.

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   DEVELOPING MARKETS - TRIMARK ENDEAVOR - TRIMARK - TRIMARK SMALL COMPANIES
   -------------------------------------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


TRIMARK ENDEAVOR--INSTITUTIONAL CLASS


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2005...................................................................    7.96%
2006...................................................................   23.80%
2007...................................................................   -3.91%

TRIMARK--INSTITUTIONAL CLASS

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2005...................................................................    7.09%
2006...................................................................   26.84%
2007...................................................................    6.65%

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PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


TRIMARK SMALL COMPANIES--INSTITUTIONAL CLASS


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2005...................................................................   13.52%
2006...................................................................   13.39%
2007...................................................................    3.70%

    During the periods shown in the bar charts, the highest quarterly returns and the lowest quarterly returns were as follows:


                                 HIGHEST QUARTERLY
                                      RETURN          LOWEST QUARTERLY RETURN
FUND                              (QUARTER ENDED)         (QUARTER ENDED)
------------------------------------------------------------------------------
Developing                       20.27%  (12/31/06)    (6.17)% (06/30/06)
  Markets--Institutional Class
Trimark                          12.79   (12/31/06)    (9.65)  (12/31/07)
  Endeavor--Institutional
  Class
Trimark--Institutional Class     10.92   (12/31/06)    (3.58)  (12/31/07)
Trimark Small                     9.44   (03/31/07)    (6.26)  (12/31/07)
  Companies--Institutional
  Class
------------------------------------------------------------------------------

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PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE


The following performance table compares each fund's performance to that of a broad-based securities market index, a style specific index, and a peer group index, if applicable. The indices may not reflect payment of fees, expenses or taxes. The funds are not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the funds may deviate significantly from the performance of the indices shown below.



AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------------------------------------
                                                                                        SINCE        INCEPTION
(for the periods ended December 31, 2007)                1 YEAR   5 YEARS   10 YEARS   INCEPTION(7)    DATE
--------------------------------------------------------------------------------------------------------------
DEVELOPING MARKETS--INSTITUTIONAL CLASS(2)                                                           01/11/94(2)
  Return Before Taxes                                    33.39%    37.88%    11.95%         --
  Return After Taxes on Distributions                    32.54     37.63     11.72          --
  Return After Taxes on Distributions and Sale of Fund
     Shares                                              23.13     34.39     10.64          --
--------------------------------------------------------------------------------------------------------------
MSCI EAFE--Registered Trademark-- Index(3)               11.17     21.59      8.66          --
MSCI Emerging Markets Index(SM)(3,4)                     39.39     37.02        --          --
Lipper Emerging Market Funds Index(3,5)                  36.25     36.33     13.98          --
--------------------------------------------------------------------------------------------------------------
TRIMARK ENDEAVOR--INSTITUTIONAL CLASS(6)                                                             11/04/03(6)
  Return Before Taxes                                    (3.91)       --        --       12.28
  Return After Taxes on Distributions                    (5.28)       --        --       11.67
  Return After Taxes on Distributions and Sale of Fund
     Shares                                              (0.75)       --        --       10.69
--------------------------------------------------------------------------------------------------------------
S&P 500--Registered Trademark-- Index(8)                  5.49        --        --       10.37       10/31/03(17)
Russell Midcap--Registered Trademark-- Index(9,10)        5.60        --        --       14.30       10/31/03(17)
Lipper Mid-Cap Core Funds Index(9,11)                     6.34        --        --       12.03       10/31/03(17)
--------------------------------------------------------------------------------------------------------------
TRIMARK--INSTITUTIONAL CLASS(6)                                                                      11/04/03(6)
  Return Before Taxes                                     6.65        --        --       13.00
  Return After Taxes on Distributions                     4.89        --        --       12.34
  Return After Taxes on Distributions and Sale of Fund
     Shares                                               6.64        --        --       11.31
--------------------------------------------------------------------------------------------------------------
MSCI World Index(SM)(12)                                  9.04        --        --       14.75       10/31/03(17)
Lipper Global Multi-Cap Core Funds Index(12,13)           8.20        --        --       14.68       10/31/03(17)
--------------------------------------------------------------------------------------------------------------
TRIMARK SMALL COMPANIES--INSTITUTIONAL CLASS(6)                                                      11/04/03(6)
  Return Before Taxes                                     3.70        --        --       14.11
  Return After Taxes on Distributions                     2.52        --        --       13.26
  Return After Taxes on Distributions and Sale of Fund
     Shares                                               3.25        --        --       12.06
--------------------------------------------------------------------------------------------------------------
S&P 500--Registered Trademark-- Index(8)                  5.49        --        --       10.37       10/31/03(17)
Russell 2000--Registered Trademark-- Index(14,15)        (1.57)       --        --       10.62       10/31/03(17)
Lipper Small-Cap Core Funds Index(14,16)                  1.92        --        --       11.45       10/31/03(17)
--------------------------------------------------------------------------------------------------------------





After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



 (1) Developing Markets' return during certain periods was positively impacted by its investments in IPOs. There can be no assurance that the fund will have favorable IPO investment opportunities in the future. For additional information regarding the fund's performance, please see the "Financial Highlights" section of this prospectus.
 (2) The return shown for the one year period is the historical performance of the Institutional Class shares. The returns shown for other periods are the blended returns of the historical performance of the fund's Institutional Class shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to the inception of the Institutional Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Institutional Class shares is October 25, 2005.

 (3) The Morgan Stanley Capital International Europe, Australasia, and Far East--Registered Trademark-- Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US & Canada. The fund has also included the Morgan Stanley Capital International Emerging Markets Index--Service Mark--, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the fund has included the Lipper Emerging Market Funds Index (which may or may not include the fund) for comparison to a group.


 (4) The Morgan Stanley Capital International Emerging Markets Index--Service Mark-- is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

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PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


 (5) The Lipper Emerging Market Funds Index is an equally weighted representation of the largest funds in the Lipper Emerging Market Funds category. The funds seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures.


 (6) The return shown for the one year period is the historical performance of the fund's Institutional Class shares. The returns shown for other periods are the blended returns of the historical performance of the fund's Institutional Class shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to the inception of the Institutional Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Institutional Class shares is April 30, 2004.

 (7) Since inception performance is only provided for a class with less than ten calendar years of performance.

 (8) The Standard & Poor's 500--Registered Trademark-- Index is a market capitalization weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Russell 2000--Registered Trademark-- Index which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the fund has included the Lipper Small-Cap Core Funds Index (which may or may not include the fund) for comparison to a peer group.


 (9) The fund has also included the Russell Midcap--Registered Trademark-- Index which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the fund has included the Lipper Mid-Cap Core Funds Index (which may or may not include the fund) for comparison to a peer group.


(10) The Russell Midcap--Registered Trademark-- Index measures the performance of the 800 smallest companies in the Russell 1000--Registered Trademark-- Index which represent approximately 30% of the total market capitalization of the Russell 1000--Registered Trademark-- Index. The Russell Midcap--Registered Trademark-- Index is a trademark/service mark of the Frank Russell Company. Russell--Registered Trademark-- is a trademark of the Frank Russell Company. The Russell 1000--Registered Trademark-- Index measures the performance of the 1,000 largest capitalized U.S. domiciled companies whose common stock is traded in United States. The Russell 1000--Registered Trademark-- Index is a trademark/service mark of the Frank Russell Company. Russell--Registered Trademark-- is a trademark of the Frank Russell Company.


(11) The Lipper Mid-Cap Core Funds Index is an equally weighted representation of the largest funds in the Lipper Mid-Cap Core Funds category. These funds have an average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P MidCap 400 Index. The S&P MidCap 400 Index is a market capitalization-weighted index that is widely used for mid-sized companies. The index accounts for approximately 7% of the U.S. equities market.


(12) The Morgan Stanley Capital International World Index(SM) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. In addition, the fund has included the Lipper Global Multi-Cap Core Funds Index (which may or may not include the fund) for comparison to a peer group.


(13) The Lipper Global Multi-Cap Core Funds Index is an equally weighted representation of the largest funds in the Lipper Global Multi-Cap Core Funds category. These funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup BMI Global. The S&P/Citigroup BMI Global is an unmanaged float adjusted index that reflects the stock markets of all countries that meet certain market capitalization criteria.

(14) The fund has also included the Russell 2000 Index which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the fund has included the Lipper Small-Cap Core Funds Index (which may or may not include the fund) for comparison to a peer group.

(15) The Russell 2000--Registered Trademark-- Index measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark-- Index, which represents approximately 8% of the total market capitalization of the Russell 3000--Registered Trademark-- Index. The Russell 2000--Registered Trademark-- Index is a trademark/service mark of the Frank Russell Company. Russell--Registered Trademark-- is a trademark of the Frank Russell Company. The Russell 3000--Registered Trademark-- Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market. The Russell 3000--Registered Trademark-- Index is a trademark/service mark of the Frank Russell Company. Russell--Registered Trademark-- is a trademark of the Frank Russell Company.


(16) The Lipper Small-Cap Core Funds Index is an equally weighted representation of the largest funds in the Lipper Small-Cap Core Funds category. These funds typically have an average price-to-earnings ratio, price-to-book ration, and a three year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The S&P SmallCap 600 Index is a market-value weighted index that consists of 600 small cap domestic stocks chosen from market size, liquidity, and industry group representation.


(17) The average annual total return given is since the month-end closest to the inception date of the oldest share class.

   -------------------------------------------------------------------------
   DEVELOPING MARKETS - TRIMARK ENDEAVOR - TRIMARK - TRIMARK SMALL COMPANIES
   -------------------------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the funds:


SHAREHOLDER FEES
----------------------------------------------------------------------------------
                                                                         TRIMARK
(fees paid directly from your         DEVELOPING  TRIMARK                SMALL
investment)                           MARKETS     ENDEAVOR    TRIMARK    COMPANIES
----------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases
(as a percentage of offering price)     None        None       None        None

Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds,
whichever is less)                      None        None       None        None
Redemption/Exchange Fee (as a
percentage of amount
redeemed/exchanged)                     2.00%(1)    None       2.00%(1)    None
----------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES(2)
-----------------------------------------------------------------------------------------
                                                                                TRIMARK
(expenses that are deducted from fund      DEVELOPING    TRIMARK                 SMALL
assets)                                    MARKETS       ENDEAVOR    TRIMARK    COMPANIES
----------------------------------------------------------------------------
Management Fees(3)                            0.90%        0.75%       0.80%       0.74%

Distribution and/or Service (12b-1) Fees      None         None        None        None

Other Expenses()                              0.23         0.16        0.48        0.13

Acquired Fund Fees and Expenses               0.01         0.02        0.01        0.03

Total Annual Fund Operating Expenses          1.14         0.93        1.29        0.90

Fee Waiver(4, 5)                              0.01         0.01        0.00        0.01

Net Annual Fund Operating Expenses            1.13         0.92        1.29        0.89
-----------------------------------------------------------------------------------------



(1) You may be charged a 2.00% fee on redemptions or exchanges of Institutional Class shares held less than 30 days or less. See "General
    Information--Redeeming Shares--Redemption Fees" for more information.

(2) There is no guarantee that actual expenses will be the same as those shown in the table.

(3) Effective July 1, 2007, the Board of Trustees approved reduced contractual advisory fee schedules for the funds. Pursuant to the new fee schedules, Developing Markets' maximum annual advisory fee rate ranges from 0.935% (for average net assets up to $250 million) to 0.76% (for average net assets over $10 billion). Trimark Endeavor's and Trimark Small Companies' maximum annual advisory fee rate ranges from 0.745% (for average net assets up to $250 million) to 0.64% (for average net assets over $10 billion). Trimark's maximum annual advisory fee rate ranges from 0.80% (for average net assets up to $250 million) to 0.66% (for average net assets over $10 billion). Management Fees for the funds have been restated to reflect the new fee schedules.


(4) The funds' advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Institutional Class shares of Developing Markets, Trimark and Trimark Small Companies to 1.50%, 1.90% and 1.25%, respectively, of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through at least June 30, 2008.


(5) Effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments in such affiliated money market funds. This contractual waiver resulted in an aggregate reduction in advisory fees of 0.01% for all classes of Developing Markets, Trimark Endeavor and Trimark Small Companies for the year ended October 31, 2007. The waiver agreement is in effect through at least June 30, 2008.

    If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.

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   DEVELOPING MARKETS - TRIMARK ENDEAVOR - TRIMARK - TRIMARK SMALL COMPANIES
   -------------------------------------------------------------------------

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.
    The expense example assumes you:
  (i)  invest $10,000 in the fund for the time periods indicated;
  (ii) redeem all of your shares at the end of the periods indicated;
  (iii)earn a 5% return on your investment before operating expenses each year; and
  (iv) incur the same amount in operating expenses each (after giving effect to any applicable contractual fee waivers and/or expense reimbursements).
    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Developing Markets                          $115     $361      $627      $1,385
Trimark Endeavor                              94      295       514       1,142
Trimark                                      131      409       708       1,556
Trimark Small Companies                       91      286       497       1,107
--------------------------------------------------------------------------------


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between A I M Advisors, Inc. and certain of its affiliates and the New York Attorney General requires A I M Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of each fund's expenses, including investment advisory fees and other fund costs, on each fund's returns over a 10-year period. The example reflects the following:

  - You invest $10,000 in a fund and hold it for the entire 10 year period;


  - Your investment has a 5% return before expenses each year; and



  - The funds' current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.


    There is no assurance that the annual expense ratio will be the expense ratio for each fund's Institutional Class for any of the years shown. To the extent that A I M Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios, your actual returns and expenses are likely to differ (higher or lower) from those shown below.

DEVELOPING MARKETS--
INSTITUTIONAL CLASS             YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.13%        1.14%        1.14%        1.14%        1.14%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.87%        7.88%       12.04%       16.37%       20.86%
End of Year Balance           $10,387.00   $10,787.94   $11,204.35   $11,636.84   $12,086.02
Estimated Annual Expenses     $   115.19   $   120.70   $   125.36   $   130.19   $   135.22
--------------------------------------------------------------------------------------------

DEVELOPING MARKETS--
INSTITUTIONAL CLASS             YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Annual Expense Ratio(1)            1.14%        1.14%        1.14%        1.14%        1.14%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        25.53%       30.37%       35.40%       40.63%       46.06%
End of Year Balance           $12,552.54   $13,037.07   $13,540.30   $14,062.96   $14,605.79
Estimated Annual Expenses     $   140.44   $   145.86   $   151.49   $   157.34   $   163.41
--------------------------------------------------------------------------------------------


TRIMARK ENDEAVOR--
INSTITUTIONAL CLASS             YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            0.92%        0.93%        0.93%        0.93%        0.93%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         4.08%        8.32%       12.72%       17.31%       22.09%
End of Year Balance           $10,408.00   $10,831.61   $11,272.45   $11,731.24   $12,208.70
Estimated Annual Expenses     $    93.88   $    98.76   $   102.78   $   106.97   $   111.32
--------------------------------------------------------------------------------------------

TRIMARK ENDEAVOR--
INSTITUTIONAL CLASS             YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            0.93%        0.93%        0.93%        0.93%        0.93%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        27.06%       32.23%       37.61%       43.21%       49.04%
End of Year Balance           $12,705.60   $13,222.71   $13,760.88   $14,320.95   $14,903.81
Estimated Annual Expenses     $   115.85   $   120.57   $   125.47   $   130.58   $   135.90
--------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------
   DEVELOPING MARKETS - TRIMARK ENDEAVOR - TRIMARK - TRIMARK SMALL COMPANIES
   -------------------------------------------------------------------------

TRIMARK--INSTITUTIONAL CLASS    YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.29%        1.29%        1.29%        1.29%        1.29%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.71%        7.56%       11.55%       15.69%       19.98%
End of Year Balance           $10,371.00   $10,755.76   $11,154.80   $11,568.65   $11,997.84
Estimated Annual Expenses     $   131.39   $   136.27   $   141.32   $   146.57   $   152.00
--------------------------------------------------------------------------------------------

TRIMARK--INSTITUTIONAL CLASS    YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            1.29%        1.29%        1.29%        1.29%        1.29%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        24.43%       29.05%       33.83%       38.80%       43.95%
End of Year Balance           $12,442.96   $12,904.60   $13,383.36   $13,879.88   $14,394.82
Estimated Annual Expenses     $   157.64   $   163.49   $   169.56   $   175.85   $   182.37
--------------------------------------------------------------------------------------------


TRIMARK SMALL COMPANIES--
INSTITUTIONAL CLASS             YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)           0 .89%        0.90%        0.90%        0.90%        0.90%
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         4.11%        8.38%       12.82%       17.45%       22.26%
End of Year Balance           $10,411.00   $10,837.85   $11,282.20   $11,744.77   $12,226.31
Estimated Annual Expenses     $    90.83   $    95.62   $    99.54   $   103.62   $   107.87
--------------------------------------------------------------------------------------------

TRIMARK SMALL COMPANIES--
INSTITUTIONAL CLASS             YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Annual Expense Ratio(1)            0.90%        0.90%        0.90%        0.90%        0.90%
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        27.28%       32.49%       37.93%       43.58%       49.47%
End of Year Balance           $12,727.59   $13,249.42   $13,792.64   $14,358.14   $14,946.83
Estimated Annual Expenses     $   112.29   $   116.90   $   121.69   $   126.68   $   131.87
--------------------------------------------------------------------------------------------


(1) Your actual expenses may be higher or lower than those shown.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------


Each fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of a fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for each fund is available at http://www.aiminvestments.com. To reach this information, access a fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.aiminvestments.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------


THE ADVISORS



A I M Advisors, Inc. (the advisor or AIM) serves as each fund's investment advisor and manages the investment operations of each fund and has agreed to perform or arrange for the performance of each fund's day-to-day management. The advisor supervises all aspects of Developing Markets' operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM Funds Management Inc. (the subadvisor for Trimark Endeavor, Trimark and Trimark Small Companies), an affiliate of the advisor, is located at 5140 Yonge Street, Suite 900, Toronto, Ontario M2N 6X7. The subadvisor is responsible for Endeavor, Trimark and Small Companies' day-to-day management, including each fund's investment decisions and the execution of securities transactions with respect to each fund.


    The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1981. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the funds, encompassing a broad range of investment objectives.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM, A I M Distributors, Inc. (ADI) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.
    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

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   DEVELOPING MARKETS - TRIMARK ENDEAVOR - TRIMARK - TRIMARK SMALL COMPANIES
   -------------------------------------------------------------------------

ADVISOR COMPENSATION


During the fiscal year ended October 31, 2007, the advisor received compensation of 0.89%, 0.74%, 0.80% and 0.73% respectively of Developing Markets', Trimark Endeavor's, Trimark's, and Trimark Small Companies's average daily net assets after fee waivers and/or expense reimbursements, if any.


    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement of each fund is available in the fund's most recent report to shareholders for the twelve-month period ended October 31.



PORTFOLIO MANAGERS


The following individuals are jointly and primarily responsible for the day-to-day management of each fund's portfolio:

DEVELOPING MARKETS


- Shuxin Cao (lead manager with respect to the fund's investments in Asia Pacific and Latin America), Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1997.

- Borge Endresen (lead manager with respect to the fund's investments in Europe, Africa and the Middle East), Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1999.

    They are assisted by the advisor's Asia Pacific/Latin America and Europe/Canada Teams.


TRIMARK ENDEAVOR



- Clayton Zacharias, Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with the subadvisor and/or its affiliates since 2002.

TRIMARK



- Dana Love, (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the subadvisor and/or its affiliates since 1999.



- Bruce Harrop, Portfolio Manager, who has been responsible for the fund since 2008 and has been associated with the subadvisor and/or its affiliates since 1999.



TRIMARK SMALL COMPANIES



- Robert Mikalachki, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the subadvisor and/or its affiliates since 1999.

- Ted Chisholm, Portfolio Manager, who has been responsible for the fund since 2006 and has been associated with the subadvisor and/or its affiliates since 2003. In 2002, Mr. Chisholm was an analyst at Patient Capital Management and from 2000 to 2001 owned Coign Technology Inc., a financial planning software company.

ALL FUNDS


A lead manager generally has final authority over all aspects of a portion of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which a lead manager may perform these functions, and the nature of these functions, may change from time to time.

    The teams that assist the portfolio managers are comprised of portfolio managers and research analysts. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the teams may change from time to time.
    More information on these portfolio managers may be found on the advisor's website http://www.aiminvestments.com. The website is not part of this prospectus.
    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the funds, a description of their compensation structure and information regarding other accounts they manage.

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   DEVELOPING MARKETS - TRIMARK ENDEAVOR - TRIMARK - TRIMARK SMALL COMPANIES
   -------------------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

Each of the funds except Developing Markets, expects that its distribution, if any, will consist primarily of capital gains. Developing Markets expects that its distributions, if any, will consist primarily of income.

DIVIDENDS

The funds generally declare and pay dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The funds generally distribute long-term and short-term capital gains, if any, annually.

SUITABILITY FOR INVESTORS

The Institutional Classes of the funds are intended for use by institutional investors. Shares of the Institutional Classes of the funds are available for banks and trust companies acting in a fiduciary or similar capacity, bank and trust company common and collective trust funds, banks and trust companies investing for their own account, entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies), defined benefit plans, endowments, foundations and defined contribution plans offered pursuant to Sections 401, 457, 403(a), or 403(b) or (c) of the Internal Revenue Code (the "Code") (defined contribution plans offered pursuant to Section 403(b) must be sponsored by a Section 501(c)(3) organization). For defined contribution plans for which the sponsor has combined defined contribution and defined benefit assets of at least $100 million there is no minimum initial investment requirement, otherwise the minimum initial investment requirement for defined contribution plans is $10 million. There is no minimum initial investment requirement for defined benefit plans, and the minimum initial investment requirement for all other investors for which the Institutional Classes of the funds are available is $1 million.
    The Institutional Classes of the funds are designed to be convenient and economical vehicles in which institutions can invest in a portfolio of equity securities. An investment in the funds may relieve the institution of many of the investment and administrative burdens encountered when investing in equity securities directly. These include: selection and diversification of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping.


FUTURE LIMITED FUND OFFERING



DEVELOPING MARKETS



Due to the sometimes limited availability of common stocks in developing countries that meet the investment criteria for the fund, the fund may limit public sale of its shares to certain new investors after assets reach approximately $2 billion.


    The fund may resume sales of shares to new investors at some future date if the Board of Trustees determines that doing so would be in the best interest of the shareholders.



TRIMARK SMALL COMPANIES


Due to the sometimes limited availability of common stocks of smaller companies that meet the investment criteria for the fund, the fund may limit public sale of its shares to certain new investors after assets reach approximately $500 million.

    The fund may resume sales of shares to new investors at some future date if the Board of Trustees determines that doing so would be in the best interest of the shareholders.

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   DEVELOPING MARKETS - TRIMARK ENDEAVOR - TRIMARK - TRIMARK SMALL COMPANIES
   -------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.
    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).
    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.
    For a discussion of how investments in IPOs affected Developing Markets' performance, see the "Performance Information" section of this prospectus.


                                                                          DEVELOPING MARKETS -
                                                                          INSTITUTIONAL CLASS
                                                              --------------------------------------------
                                                                   YEAR ENDED           OCTOBER 25, 2005
                                                                   OCTOBER 31,         (COMMENCEMENT DATE)
                                                              ---------------------      TO OCTOBER 31,
                                                               2007          2006             2005
                                                              -------       -------    -------------------
Net asset value, beginning of period                          $ 23.91       $ 16.81          $16.64
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                       0.41          0.24            0.00
----------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        14.00          6.98            0.17
==========================================================================================================
    Total from investment operations                            14.41          7.22            0.17
==========================================================================================================
Less dividends from net investment income                       (0.15)        (0.13)             --
==========================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.01            0.00
==========================================================================================================
Net asset value, end of period                                $ 38.17       $ 23.91          $16.81
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                 60.59%        43.20%           1.02%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $30,734       $ 7,984          $   24
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.12%(c)      1.23%           1.34%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.16%(c)      1.28%           1.45%(d)
==========================================================================================================
Ratio of net investment income to average net assets             1.34%(c)      1.07%           1.11%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(e)                                         41%           51%             40%
__________________________________________________________________________________________________________
==========================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $17,691,006.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

   -------------------------------------------------------------------------
   DEVELOPING MARKETS - TRIMARK ENDEAVOR - TRIMARK - TRIMARK SMALL COMPANIES
   -------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                               TRIMARK ENDEAVOR -
                                                                              INSTITUTIONAL CLASS
                                                              ----------------------------------------------------
                                                                                                 APRIL 30, 2004
                                                                 YEAR ENDED OCTOBER 31,        (COMMENCEMENT DATE)
                                                              -----------------------------      TO OCTOBER 31,
                                                               2007         2006      2005            2004
                                                              ------       ------    ------    -------------------
Net asset value, beginning of period                          $15.78       $12.61    $11.55          $10.88
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                               0.15         0.05      0.06           (0.01)
------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        1.83         3.20      1.00            0.68
==================================================================================================================
    Total from investment operations                            1.98         3.25      1.06            0.67
==================================================================================================================
Less distributions:
  Dividends from net investment income                            --        (0.08)       --              --
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.82)          --        --              --
==================================================================================================================
    Total distributions                                        (0.82)       (0.08)       --              --
==================================================================================================================
Net asset value, end of period                                $16.94       $15.78    $12.61          $11.55
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                12.94%       25.91%     9.18%           6.16%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $5,864       $4,567    $3,396          $1,779
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.90%(c)     1.05%     1.18%           1.62%(d)
------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.94%(c)     1.11%     1.23%           2.64%(d)
==================================================================================================================
Ratio of net investment income (loss) to average net assets     0.85%(c)     0.35%     0.52%          (0.11)%(d)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate(e)                                        39%          28%       15%             35%
__________________________________________________________________________________________________________________
==================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $6,377,462.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

   -------------------------------------------------------------------------
   DEVELOPING MARKETS - TRIMARK ENDEAVOR - TRIMARK - TRIMARK SMALL COMPANIES
   -------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                    TRIMARK -
                                                                               INSTITUTIONAL CLASS
                                                              -----------------------------------------------------
                                                                                                  APRIL 30, 2004
                                                                  YEAR ENDED OCTOBER 31,        (COMMENCEMENT DATE)
                                                              ------------------------------      TO OCTOBER 31,
                                                               2007          2006      2005            2004
                                                              -------       ------    ------    -------------------
Net asset value, beginning of period                          $ 14.51       $11.50    $10.40          $ 10.51
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.36(a)      0.01(a)  (0.02)           (0.01)(a)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.38         3.16      1.12            (0.10)
===================================================================================================================
    Total from investment operations                             2.74         3.17      1.10            (0.11)
===================================================================================================================
Less distributions from net realized gains                      (0.57)       (0.16)       --               --
===================================================================================================================
Redemption fees added to shares of beneficial interest           0.00         0.00      0.00             0.00
===================================================================================================================
Net asset value, end of period                                $ 16.68       $14.51    $11.50          $ 10.40
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                 19.41%       27.87%    10.58%           (1.05)%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $    10       $   14    $   11          $    10
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.27%(c)     1.64%     1.90%            1.90%(d)
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.31%(c)     1.69%     2.00%            3.42%(d)
===================================================================================================================
Ratio of net investment income (loss) to average net assets      2.29%(c)     0.08%    (0.15)%          (0.18)%(d)
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate(e)                                         59%          59%       44%              38%
___________________________________________________________________________________________________________________
===================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $13,457.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

   -------------------------------------------------------------------------
   DEVELOPING MARKETS - TRIMARK ENDEAVOR - TRIMARK - TRIMARK SMALL COMPANIES
   -------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                 TRIMARK SMALL COMPANIES -
                                                                                    INSTITUTIONAL CLASS
                                                              ---------------------------------------------------------------
                                                                                                               APRIL 30, 2004
                                                                                                               (COMMENCEMENT
                                                                       YEAR ENDED OCTOBER 31,                     DATE) TO
                                                              ----------------------------------------          OCTOBER 31,
                                                                2007            2006            2005                2004
                                                              --------         -------         -------         --------------
Net asset value, beginning of period                          $  16.26         $ 13.76         $ 11.92             $10.56
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.25(a)         0.06(a)         0.00(a)           (0.02)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.66            2.68            1.91               1.38
=============================================================================================================================
    Total from investment operations                              1.91            2.74            1.91               1.36
=============================================================================================================================
Less distributions from net realized gains                       (1.17)          (0.24)          (0.07)                --
=============================================================================================================================
Net asset value, end of period                                $  17.00         $ 16.26         $ 13.76             $11.92
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                  12.60%          20.16%          16.11%             12.88%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $169,019         $29,481         $18,708             $5,094
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.86%(c)        0.91%           1.02%              1.60%(d)
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.93%(c)        1.01%           1.12%              2.86%(d)
=============================================================================================================================
Ratio of net investment income (loss) to average net assets       1.47%(c)        0.44%           0.04%             (0.77)%(d)
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate(e)                                          44%             47%             20%                29%
_____________________________________________________________________________________________________________________________
=============================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $48,896,634.


(d) Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                       THE AIM FUNDS - INSTITUTIONAL CLASS

GENERAL INFORMATION

In addition to the fund, AIM serves as investment advisor to many other mutual funds. The following information is about the Institutional Classes of these funds, which are offered to certain eligible institutional investors.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

SHARES SOLD WITHOUT SALES CHARGES

You will not pay an initial or contingent deferred sales charge on purchases of any Institutional Class shares.

MINIMUM INVESTMENTS

The minimum investments for Institutional Class accounts are as follows:

                                                                       INITIAL      ADDITIONAL
TYPE OF ACCOUNT                                                      INVESTMENTS   INVESTMENTS
---------------                                                      -----------   -----------
Defined Benefit Plans or Platform Sponsors
   for Defined Contribution Plans                                    $         0    no minimum
Banks acting in a fiduciary or similar capacity, Collective and
   Common Trust Funds, Banks and Broker-Dealers acting for their
   own account or Foundations and Endowments                           1 million    no minimum
Defined Contribution Plans (Corporate, Non-profit or Governmental)    10 million    no minimum

HOW TO PURCHASE SHARES

PURCHASE OPTIONS

                                       OPENING AN ACCOUNT                       ADDING TO AN ACCOUNT
                        -----------------------------------------------   ------------------------------
Through a Financial     Contact your financial advisor or intermediary.   Contact your financial advisor
Advisor or other        The financial advisor or intermediary should      or intermediary.
Intermediary            mail your completed account application to the
                        transfer agent,
                        AIM Investment Services, Inc.,
                        P.O. Box 0843,
                        Houston, TX 77210-0843.
                        The financial advisor or intermediary should
                        call the transfer agent at
                        (800) 659-1005 to receive a reference number.
                        Then, use the following wire instructions:

                        Beneficiary Bank
                        ABA/Routing #: 021000021
                        Beneficiary Account Number: 00100366732
                        Beneficiary Account Name: AIM Investment
                        Services, Inc.
                        RFB: Fund Name, Reference #
                        OBI: Your Name, Account #

By Telephone and Wire   Open your account through a financial advisor     Call the transfer agent at
                        or intermediary as described above.               (800) 659-1005 and wire
                                                                          payment for your purchase
                                                                          order in accordance with the
                                                                          wire instructions listed
                                                                          above.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

All of your dividends and distributions may be paid in cash or reinvested in the same fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund.

REDEEMING SHARES

HOW TO REDEEM SHARES

Through a Financial   Contact your financial advisor or intermediary (including
Advisor or Other      your retirement plan administrator). Redemption proceeds
Intermediary          will be sent in accordance with the wire instructions
                      specified in the account application provided to the
                      transfer agent. The transfer agent must receive your
                      financial advisor's or intermediary's call before the
                      close of the customary trading session of the New York
                      Stock Exchange (NYSE) on days the NYSE is open for
                      business in order to effect the redemption at that day's
                      closing price.

By Telephone          A person who has been authorized in the account
                      application to effect transactions may make redemptions by telephone. You must call the transfer agent before the
                      close of the customary trading session of the NYSE on days the NYSE is open for business in order to effect the
                      redemption at that day's closing price.

                       THE AIM FUNDS - INSTITUTIONAL CLASS

TIMING AND METHOD OF PAYMENT

We normally will send out redemption proceeds within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If your request is not in good order, we may require additional documentation in order to redeem your shares. Payment may be postponed in cases where the Securities and Exchange Commission (SEC) declares an emergency or normal trading is halted on the NYSE.

     If you redeem by telephone, we will transmit the amount of redemption proceeds electronically to your pre-authorized bank account.

     We use reasonable procedures to confirm that instructions communicated via telephone are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM China Fund
AIM Developing Markets Fund
AIM Floating Rate Fund
AIM Global Aggressive Growth Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Real Estate Fund
AIM Global Value Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM S&P 500 Index Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and variable insurance contracts which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to an intermediary's automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan or individual retirement account (IRA) to the trustee or custodian of another employee benefit plan or IRA.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather that the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the

                       THE AIM FUNDS - INSTITUTIONAL CLASS

funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions.

EXCHANGING SHARES

You may, under most circumstances, exchange Institutional Class shares in one fund for Institutional Class shares of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or A I M Distributors, Inc. ("AIM Distributors") will provide you with notice of such modification or termination if it is required to do so by law.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year; provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds and insurance company separate accounts which use the funds as underlying investments.

- Exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

- If you acquire shares in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan or IRA to the trustee or custodian of a new employee benefit plan or IRA, your first reallocation of those assets will not count toward the exchange limitation.

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agent reserves the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Suspend, change or withdraw all or any part of the offering made by this Prospectus.

PAYMENTS TO FINANCIAL ADVISORS

AIM Distributors or one or more of its corporate affiliates (collectively, AIM Affiliates) may make cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These cash payments may include cash payments and other payments for certain marketing and support services. AIM Affiliates make these payments from their own resources. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with AIM Affiliates.

     AIM Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits AIM Affiliates receive when they make these payments include, among other things, placing the fund on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in

                       THE AIM FUNDS - INSTITUTIONAL CLASS

its fund sales system (on its "sales shelf"). AIM Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments AIM Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.10% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. AIM Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     AIM Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, AIM Affiliates benefit from the incremental management and other fees paid to AIM Affiliates by the funds with respect to those assets.

     AIM Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency or sub-accounting agreement. All fees payable by AIM Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the funds' Boards of Trustees (collectively, the Board).

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from AIM Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     AIM Affiliates currently use the following tools designed to discourage excessive short-term trading in the funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii)

                       THE AIM FUNDS - INSTITUTIONAL CLASS

refusing to process future purchases or exchanges related to such activities in the shareholder's accounts. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of AIM Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year, or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

     The ability of AIM Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. For more information on this redemption fee, see "Redeeming Shares--Redemption Fees" section of this prospectus.

     The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     AIM may use indications of fair value from pricing services approved by the Board. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Board.

                       THE AIM FUNDS - INSTITUTIONAL CLASS

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM High Income Municipal Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day.

     For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each fund's portfolio securities transactions are recorded no later than the first business day following the trade date.

TIMING OF ORDERS

You can purchase, exchange or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

     Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

     Investors in tax-exempt funds should read the information under the heading "Other Information--Suitability of Investors" in the applicable fund's prospectus.

     The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, IRAs and Roth IRAs. You should consult your tax advisor before investing.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the funds and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the funds' investments. Each fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Each fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.aiminvestments.com.

If you have questions about the funds, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:       (800) 959-4246
ON THE INTERNET:    You can send us a request by e-mail or download
                    prospectuses, SAIs, annual or semiannual reports via our
                    website: http://www.aiminvestments.com


You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------------------

   AIM Developing Markets Fund
   AIM Trimark Endeavor Fund
   AIM Trimark Fund
   AIM Trimark Small Companies Fund

   SEC 1940 Act file number: 811-05426
----------------------------------------------------

AIMinvestments.com     AIF-PRO-1
                                             [AIM INVESTMENTS LOGO APPEARS HERE]
                                                   --Registered Trademark--

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                              AIM INVESTMENT FUNDS
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO EACH PORTFOLIO (EACH A "FUND," COLLECTIVELY THE "FUNDS") OF AIM INVESTMENT FUNDS LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE FUNDS LISTED BELOW. PORTIONS OF EACH FUND'S FINANCIAL STATEMENTS ARE INCORPORATED INTO THIS STATEMENT OF ADDITIONAL INFORMATION BY REFERENCE TO SUCH FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS. YOU MAY OBTAIN, WITHOUT CHARGE, A COPY OF ANY PROSPECTUS AND/OR ANNUAL REPORT FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING
TO:

                          AIM INVESTMENT SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 959-4246

                                   ----------


THIS STATEMENT OF ADDITIONAL INFORMATION, DATED FEBRUARY 8, 2008, RELATES TO THE CLASS A, CLASS B, CLASS C, CLASS R AND INVESTOR CLASS SHARES, AS APPLICABLE, OF THE FOLLOWING PROSPECTUSES:



                FUND                        DATED
                ----                  ----------------
          AIM CHINA FUND              FEBRUARY 8, 2008
    AIM DEVELOPING MARKETS FUND       FEBRUARY 8, 2008
    AIM GLOBAL HEALTH CARE FUND       FEBRUARY 8, 2008
AIM INTERNATIONAL TOTAL RETURN FUND   FEBRUARY 8, 2008
          AIM JAPAN FUND              FEBRUARY 8, 2008
       AIM LIBOR ALPHA FUND           FEBRUARY 8, 2008
     AIM TRIMARK ENDEAVOR FUND        FEBRUARY 8, 2008
         AIM TRIMARK FUND             FEBRUARY 8, 2008
 AIM TRIMARK SMALL COMPANIES FUND     FEBRUARY 8, 2008



THIS STATEMENT OF ADDITIONAL INFORMATION, DATED FEBRUARY 8, 2008, ALSO RELATES TO THE INSTITUTIONAL CLASS SHARES OF THE FOLLOWING PROSPECTUSES:



                FUND                        DATED
                ----                  ----------------
          AIM CHINA FUND              FEBRUARY 8, 2008
    AIM DEVELOPING MARKETS FUND       FEBRUARY 8, 2008
AIM INTERNATIONAL TOTAL RETURN FUND   FEBRUARY 8, 2008
          AIM JAPAN FUND              FEBRUARY 8, 2008
       AIM LIBOR ALPHA FUND           FEBRUARY 8, 2008
     AIM TRIMARK ENDEAVOR FUND        FEBRUARY 8, 2008
         AIM TRIMARK FUND             FEBRUARY 8, 2008
 AIM TRIMARK SMALL COMPANIES FUND     FEBRUARY 8, 2008

                              AIM INVESTMENT FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL INFORMATION ABOUT THE TRUST .....................................      1
   Fund History .........................................................      1
   Shares of Beneficial Interest ........................................      1

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS ................      3
   Classification .......................................................      3
   Investment Strategies and Risks ......................................      4
      Equity Investments ................................................      4
      Foreign Investments ...............................................      5
      Debt Investments ..................................................      7
      Other Investments .................................................     14
      Investment Techniques .............................................     16
      Derivatives .......................................................     22
      Additional Securities or Investment Techniques ....................     29
   Fund Policies ........................................................     31
   Concentration of Investments .........................................     34
   Temporary Defensive Positions ........................................     35
   Portfolio Turnover ...................................................     35
   Policies and Procedures for Disclosure of Fund Holdings ..............     35

MANAGEMENT OF THE TRUST .................................................     38
   Board of Trustees ....................................................     38
   Management Information ...............................................     39
      Trustee Ownership of Fund Shares ..................................     42
   Compensation .........................................................     42
      Retirement Plan For Trustees ......................................     42
      Deferred Compensation Agreements ..................................     43
      Purchase of Class A Shares of the Funds at Net Asset Value ........     43
   Codes of Ethics ......................................................     43
   Proxy Voting Policies ................................................     43

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES .....................     44

INVESTMENT ADVISORY AND OTHER SERVICES ..................................     44
   Investment Advisor ...................................................     44
      Investment Sub-Advisor ............................................     48
      Portfolio Managers ................................................     48
      Securities Lending Arrangements ...................................     49
   Service Agreements ...................................................     49
   Other Service Providers ..............................................     49

BROKERAGE ALLOCATION AND OTHER PRACTICES ................................     51
   Brokerage Transactions ...............................................     51
   Commissions ..........................................................     51
   Broker Selection .....................................................     51
   Directed Brokerage (Research Services) ...............................     54
   Regular Brokers or Dealers ...........................................     54
   Allocation of Portfolio Transactions .................................     55
   Allocation of Initial Public Offering ("IPO") Transactions ...........     55

PURCHASE, REDEMPTION AND PRICING OF SHARES ..............................     56
   Transactions through Financial Intermediaries ........................     56
   Purchase and Redemption of Shares ....................................     56
   Institutional Class Shares ...........................................     74
   Offering Price .......................................................     74
   Redemptions In Kind ..................................................     76
   Backup Withholding ...................................................     76

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS ................................     77
   Dividends and Distributions ..........................................     77
   Tax Matters ..........................................................     78

DISTRIBUTION OF SECURITIES ..............................................     86
   Distribution Plans ...................................................     86
   Distributor ..........................................................     88

FINANCIAL STATEMENTS ....................................................     89

PENDING LITIGATION ......................................................     89

APPENDICES:
RATINGS OF DEBT SECURITIES ..............................................    A-1
PERSONS TO WHOM AIM PROVIDES NON-PUBLIC PORTFOLIO HOLDINGS ON AN
   ONGOING BASIS ........................................................    B-1
TRUSTEES AND OFFICERS ...................................................    C-1
TRUSTEE COMPENSATION TABLE ..............................................    D-1
PROXY POLICIES AND PROCEDURES ...........................................    E-1
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES .....................    F-1
MANAGEMENT FEES .........................................................    G-1
PORTFOLIO MANAGER(S) ....................................................    H-1
ADMINISTRATIVE SERVICES FEES ............................................    I-1
BROKERAGE COMMISSIONS ...................................................    J-1
DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES OF
   REGULAR BROKERS OR DEALERS ...........................................    K-1
CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS ...    L-1
AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION
   PLANS ................................................................    M-1
ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS ...........    N-1
TOTAL SALES CHARGES .....................................................    O-1
PENDING LITIGATION ......................................................    P-1

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

     AIM Investment Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of nine separate portfolios: AIM China Fund, AIM Developing Markets Fund, AIM Global Health Care Fund, AIM International Total Return Fund, AIM Japan Fund, AIM LIBOR Alpha Fund, AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund (each a "Fund" and collectively, the "Funds"). Under the Amended and Restated Agreement and Declaration of Trust, dated September 14, 2005, as amended (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

     The Trust was originally organized on October 29, 1987 as a Maryland corporation. The Trust reorganized as a Delaware business trust on May 7, 1998. All historical financial and other information contained in this Statement of Additional Information for periods prior to September 8, 1998 relating to these Funds (or a class thereof), except for AIM China Fund, AIM International Total Return Fund, AIM Japan Fund, AIM LIBOR Alpha Fund, AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund, is that of AIM Investment Funds, Inc., the Maryland corporation (or the corresponding class thereof). Each of AIM China Fund, AIM International Total Return Fund, AIM Japan Fund, AIM LIBOR Alpha Fund, AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund, commenced operations as a series of the Trust. Prior to February 28, 2007, AIM LIBOR Alpha Fund was known as AIM Enhanced Short Bond Fund, and AIM International Total Return Fund was known as AIM International Bond Fund.

SHARES OF BENEFICIAL INTEREST

     Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge or redemption fee) at the option of the shareholder or at the option of the Trust in certain circumstances.

     The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board, primarily on the basis of relative net assets or other relevant factors.

     Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board.


     Each Fund offers separate classes of shares as follows:


                                                                              INSTITUTIONAL   INVESTOR
FUND                                  CLASS A   CLASS B   CLASS C   CLASS R       CLASS         CLASS
----                                  -------   -------   -------   -------   -------------   --------
AIM China Fund                           X         X         X                      X
AIM Developing Markets Fund              X         X         X                      X
AIM Global Health Care Fund              X         X         X                                   X
AIM International Total Return Fund      X         X         X                      X

                                                                              INSTITUTIONAL   INVESTOR
FUND                                  CLASS A   CLASS B   CLASS C   CLASS R       CLASS         CLASS
----                                  -------   -------   -------   -------   -------------   --------
AIM Japan Fund                           X         X         X                      X
AIM LIBOR Alpha Fund                     X                   X         X            X
AIM Trimark Endeavor Fund                X         X         X         X            X
AIM Trimark Fund                         X         X         X         X            X
AIM Trimark Small Companies Fund         X         X         X         X            X

     This Statement of Additional Information relates to the Class A, Class B, Class C, Class R, Institutional Class and Investor Class shares, as applicable, of the Funds. The Institutional Class shares of the Funds are intended for use by certain eligible institutional investors, including the following:

     -    banks and trust companies acting in a fiduciary or similar capacity;

     -    bank and trust company common and collective trust funds;

     -    banks and trust companies investing for their own account;

     - entities acting for the account of a public entity (e.g., Taft-Hartley funds, states, cities or government agencies);

     -    retirement plans;

     - platform sponsors with which A I M Distributors, Inc. ("AIM Distributors") has entered into an agreement;

     -    proprietary asset allocation funds; and


     -    A I M Management Group Inc., ("AIM Management") and its affiliates.


     Each class of shares represents an interest in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the fund allocable to such class.

     Each share of a Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

     Because Class B shares automatically convert to Class A shares on or about month-end, which is at least eight years after the date of purchase, the Funds' Trust Agreement requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

     Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive, subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

     Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

     The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust's Bylaws generally provide for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. Indemnification does not extend to judgments or amounts paid in settlement in an action by or in the right of the Trust. The Trust's Bylaws provide for the advancement of payments to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, expenses for which such person would be entitled to indemnification, provided that any advancement of payments would be reimbursed unless it is ultimately determined that such person is entitled to indemnification for such expenses.

SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates, and share certificates are not issued.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION


     The Trust is an open-end management investment company. Each of the Funds, except AIM Developing Markets Fund, is "diversified" for purposes of the 1940 Act. AIM Developing Markets Fund is "non-diversified" for purposes of the 1940 Act, which means the Fund can invest a greater percentage of its assets in any one issuer than a diversified fund can.

INVESTMENT STRATEGIES AND RISKS



     Set forth below are detailed descriptions of the various types of securities and investment techniques that AIM and/or the sub-advisor for (i) AIM China Fund, Invesco Hong Kong Limited ("Invesco Hong Kong"); (ii) AIM International Total Return Fund, INVESCO Asset Management Limited ("INVESCO Limited"); (iii) AIM Japan Fund, Invesco Asset Management (Japan) Limited ("Invesco Japan"); (iv) AIM LIBOR Alpha Fund, Invesco Institutional (N.A.), Inc. ("Invesco Institutional"); and (v) AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund, AIM Funds Management, Inc. ("AFMI") (each a "Sub-Advisor" and collectively, the "Sub-Advisors") may use in managing the Funds, as well as the risks associated with those types of securities and investment techniques. The descriptions of the types of securities and investment techniques below supplement the discussion of principal investment strategies and risks contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.



     Not all of the Funds invest in all of the types of securities or use all of the investment techniques described below, and a Fund may not invest in all of these types of securities or use all of these techniques at any one time. A Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as the federal securities laws. AIM and/or the Sub-Advisors may invest in other types of securities and may use other investment techniques in managing the Funds, including those described below for Funds not specifically mentioned as investing in the security or using the investment technique, as well as securities and techniques not described, subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as the federal securities laws.



     The Funds' investment objectives, policies, strategies and practices described below are non-fundamental unless otherwise indicated.



     Set forth below are detailed descriptions of the various types of securities and investment techniques that AIM and/or the sub-advisor may use in managing the Funds, as well as the risks associated with those types of securities and investment techniques.


Equity Investments


     AIM China Fund, AIM Developing Markets Fund, AIM Global Health Care Fund, AIM Japan Fund, AIM LIBOR Alpha Fund, AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund may invest in all of the following types of equity investments:


     COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which is a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the dividend to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

     The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund.

     The Funds will invest in convertible securities based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that a Fund invests in convertible securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature. See also "Debt Investments - Junk Bonds" below.


     ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities, which may issue equity securities that are similar to common or preferred stock of corporations.


Foreign Investments

FOREIGN SECURITIES. AIM China Fund, AIM Developing Markets Fund, AIM Global Health Care Fund, AIM International Total Return Fund, AIM Japan Fund and AIM Trimark Fund may invest up to 100% of their total assets in foreign securities. AIM LIBOR Alpha Fund may invest up to 35% of its net assets in foreign securities. AIM Trimark Endeavor Fund and AIM Trimark Small Companies Fund may each invest up to 25% of its total assets in foreign securities.


     Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. For a discussion of ADRs and EDRs, please refer to "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Foreign Investments - ADRs and EDRs" below.



     Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below in addition to those accompanying an investment in U.S.-issued securities. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below, as well as the risks set forth below under "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Foreign Investments - ADRs and EDRs."


     Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and increases when the value of the U.S. dollar falls against such currency.


     Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability and developments, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.


     Regulatory Risk. Foreign companies may not be registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.



     Market Risk. The securities markets in many of the countries in which the Funds invest often have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.



     Risks of Developing Countries. AIM Developing Markets Fund may invest all of its total assets in securities of companies located in developing countries. AIM China Fund may invest a significant amount of its total assets in securities of companies located in China, a developing country. AIM International Total Return Fund and AIM LIBOR Alpha Fund may invest up to 25% of its total assets in securities of companies located in developing countries. AIM Global Health Care Fund may invest up to 20%, AIM Trimark Endeavor Fund and AIM Trimark Fund may each invest up to 15% and AIM Trimark Small Companies Fund may invest up to 5%, of their respective total assets in securities of companies located in developing countries. Developing countries are those countries that are not included in the MSCI World Index. The Funds consider various factors when determining whether a company is in a developing country, including whether (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in developing markets countries; or (4) its securities are traded principally on a stock exchange or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments.


     FOREIGN GOVERNMENT OBLIGATIONS. Each Fund other than AIM Japan Fund may invest in debt securities of foreign governments. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as "Brady Bonds".


     FOREIGN EXCHANGE TRANSACTIONS. Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. AIM International Total Return Fund and AIM LIBOR Alpha Fund may also engage in foreign exchange transactions using futures or forward currency contracts for non-hedging purposes to enhance returns. A Fund may commit the same percentage of its assets to foreign exchange transactions as it can invest in foreign securities. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward currency contracts entered into directly with another party or exchange traded futures contracts. Foreign exchange transactions also include transactions conducted on a cash or "spot" basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.


     The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. There can be no guarantee that these investments will be successful. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.


     ADRS AND EDRS. ADRs are receipts typically issued by U.S. banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives a Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is "sponsored" means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR, and generally provides material information about the corporation to the U.S. market. An "unsponsored" ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company. Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities. EDRs, are similar to ADRs, except they are typically issued by European banks or trust companies.


Debt Investments


     U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in U.S. Government obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, although issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Funds holding securities of such issuer might not be able to recover their investment from the U.S. Government.

     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. AIM International Total Return Fund and AIM LIBOR Alpha Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by non-government entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by non-government issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

     Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

     If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). AIM International Total Return Fund and AIM LIBOR Alpha Fund may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.


     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., Series A, B, C and Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the following order: Series A, B, C and Z. The Series A, B, and C Bonds all bear current interest. Interest on a Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.


     CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by the Funds, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying the Funds' diversification tests.

     FHLMC CMOs. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates ("PCs"), payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Risks of Mortgage-Related Securities. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

     Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

     Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

     MUNICIPAL SECURITIES. AIM LIBOR Alpha Fund may invest in "Municipal Securities," which include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works.

     Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternative minimum tax liability and may have other collateral federal income tax consequences. See "Dividends, Distributions and Tax Matters."

     The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications. The Fund's assets may consist of any combination of general obligation bonds, revenue bonds, industrial revenue bonds and notes. The percentage of such Municipal Securities held by the Fund will vary from time to time.

     Municipal Securities also include the following securities:

     - Bond Anticipation Notes usually are general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long term debt obligations or bonds.

     - Tax Anticipation Notes are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer.

     - Revenue Anticipation Notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer.

     - Tax-Exempt Commercial Paper (Municipal Paper) is similar to taxable commercial paper, except that tax-exempt commercial paper is issued by states, municipalities and their agencies.

     The Fund also may purchase participation interests or custodial receipts from financial institutions. These participation interests give the purchaser an undivided interest in one or more underlying Municipal Securities.

     Subsequent to its purchase by the Fund, an issue of Municipal Securities may cease to be rated by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Services ("S&P"), or another nationally recognized statistical rating organization ("NRSRO"), or the rating of such a security may be reduced below the minimum rating required for purchase by the Fund. Neither event would require the Fund to dispose of the security, but AIM will consider such events to be relevant in determining whether the Fund should continue to hold the security. To the extent that the ratings applied by Moody's, S&P or another NRSRO to Municipal Securities may change as a result of changes in these rating systems, the Fund will attempt to use comparable ratings as standards for its investments in Municipal Securities in accordance with the investment policies described herein.

     Because the Fund invests in securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to the Fund and affect its share price.

     The Fund may invest in securities which are insured by financial insurance companies. Because a limited number of entities provide such insurance, the Fund may invest more than 25% of its assets in securities insured by the same insurance company.

     Other Considerations. The ability of the Fund to achieve its investment objective depends upon the continuing ability of the issuers or guarantors of Municipal Securities held by the Fund to meet their obligations for the payment of interest and principal when due. The securities in which the Fund invests may not yield as high a level of current income as longer term or lower grade securities, which generally have less liquidity and greater fluctuation in value.

     There is a risk that some or all of the interest received by the Fund from Municipal Securities might become taxable as a result of tax law changes or determinations of the Internal Revenue Service ("IRS").

     The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the Municipal Securities market, size of a particular offering, and maturity and rating of the obligation. Generally, the yield realized by the Fund's shareholders will be the yield realized by the Fund on its investments, reduced by the general expenses of the Fund and the Trust. The market values of the Municipal Securities held by the Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a Municipal Security, the market value of such Municipal Security will generally decrease. Conversely, if yields decrease, the market value of a Municipal Security will generally increase.

     SYNTHETIC MUNICIPAL INSTRUMENTS. AIM believes that certain synthetic municipal instruments provide opportunities for mutual funds to invest in high credit quality securities providing attractive returns, even in market conditions where the supply of short-term tax-exempt instruments may be limited. AIM LIBOR Alpha Fund may invest in synthetic municipal instruments the value of and return on which are derived from underlying securities. The types of synthetic municipal instruments in which the Funds may invest include tender option bonds and variable rate trust certificates. Both types of instruments involve the deposit into a trust or custodial account of one or more long-term tax-exempt bonds or notes ("Underlying Bonds"), and the sale of certificates evidencing interests in the trust or custodial account to investors such as the Fund. The trustee or custodian receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates that are reset periodically. A "tender option bond" provides a certificate holder with the conditional right to sell its certificate to the Sponsor or some designated third party at specified intervals and receive the par value of the certificate plus accrued interest (a demand feature). A "variable rate trust certificate" evidences an interest in a trust entitling the certificate holder to receive variable rate interest based on prevailing short-term interest rates and also typically providing the certificate holder with the conditional demand feature the right to tender its certificate at par value plus accrued interest.

     All synthetic municipal instruments must meet the minimum quality standards for the Funds' investments and must present minimal credit risks. In selecting synthetic municipal instruments for the Funds, AIM considers the creditworthiness of the issuer of the Underlying Bond, the Sponsor and the party providing certificate holders with a conditional right to sell their certificates at stated times and prices (a demand feature). Typically, a certificate holder cannot exercise the demand feature upon the occurrence of certain conditions, such as where the issuer of the Underlying Bond defaults on interest payments. Moreover, because synthetic municipal instruments involve a trust or custodial account and a third party conditional demand feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.


     The tax-exempt character of the interest paid to certificate holders is based on the assumption that the holders have an ownership interest in the Underlying Bonds; however, the IRS has not issued a ruling addressing this issue. In the event the IRS issues an adverse ruling or successfully litigates this issue, it is possible that the interest paid to the Funds on certain synthetic municipal instruments would be deemed to be taxable. The Funds rely on opinions of special tax counsel on this ownership question and opinions of bond counsel regarding the tax-exempt character of interest paid on the Underlying Bonds.


     BANK INSTRUMENTS. AIM International Total Return Fund and AIM LIBOR Alpha Fund may invest in certificates of deposits, time deposits, and bankers' acceptances from U.S. or foreign banks. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

     COMMERCIAL INSTRUMENTS. AIM International Total Return Fund and AIM LIBOR Alpha Fund may invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, whether denominated in U.S. dollars or foreign currencies. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Funds. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Master notes are generally illiquid and therefore subject to the Funds' percentage limitation for investments in illiquid securities.


     INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its portfolio managers may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.


     Descriptions of debt securities ratings are found in Appendix A.


     JUNK BONDS. Each Fund other than AIM Japan Fund may invest in lower-rated or non-rated debt securities commonly known as junk bonds. AIM Developing Markets Fund may invest up to 50%; AIM China Fund, AIM International Total Return Fund, AIM LIBOR Alpha Fund may invest up to 25%; AIM Global Health Care Fund, AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund may invest up to 5% of their total assets in junk bonds, including junk bonds of companies located in developing countries.



     Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal. While they may provide greater income and opportunity for gain, junk bonds are subject to greater risks than higher-rated debt securities. The prices of and yields on junk bonds may fluctuate to a greater extent than those of higher-rated debt securities.



     Issuers of junk bonds are often highly leveraged, and may lack more traditional methods of financing. The risk of issuer default on junk bonds is generally higher because such issues are often unsecured or otherwise subordinated to claims of the issuer's other creditors. If a junk bond issuer defaults, a Fund may incur additional expenses to seek recovery.



     Junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to real or perceived adverse economic conditions and individual corporate developments (including industry competition and adverse publicity), than those of higher-rated debt securities, which can decrease the liquidity and values of junk bonds. During such periods of recession and economic downturns, highly leveraged junk bond issuers may experience financial stress and may lack sufficient revenues to meet interest payment obligations, increasing the risk of default. In addition, new laws and proposed new laws may adversely impact the market for junk bonds.



     A Fund may have difficulty selling certain junk bonds at the desired time and price. The secondary markets in which junk bonds are traded may be thin and less liquid than the market for higher-rated debt securities. Less liquidity in secondary trading markets could adversely affect the price at which a Fund could sell a particular junk bond, and could adversely affect and cause large fluctuations in the net asset value of that Fund's shares. The lack of a liquid secondary market may also make it more difficult for a Fund to obtain accurate market quotations in valuing junk bond assets.


     LIQUID ASSETS. For cash management purposes, each Fund may hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, each Fund may temporarily hold all or a portion of its assets in cash, cash equivalents (including shares of affiliated money market funds) or high-quality debt instruments. As a result, a Fund may not achieve its investment objective.

     Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments and municipal obligations).

Other Investments

     REAL ESTATE INVESTMENT TRUSTS ("REITS"). To the extent consistent with their respective investment objective and policies, AIM Developing Markets Fund, AIM Global Health Care Fund, AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund may invest up to 15% of their total assets in equity and/or debt securities issued by REITS. AIM China Fund may invest up to 20% of its total assets in equity and/or debt securities issued by REITs. REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or with respect to AIM China Fund, areas of China (including Hong Kong and Macau), or both.

     To the extent that the Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

     In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by the Fund. By investing in REITs indirectly through the Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

     OTHER INVESTMENT COMPANIES. Each Fund may purchase shares of other investment companies. For each Fund, the 1940 Act imposes the following restrictions on investments in other investment companies: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies. These restrictions do not apply to investments by the Funds in investment companies that are money market funds, including money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds").

     With respect to a Fund's purchase of shares of another investment company, including an Affiliated Money Market Fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company.

     EXCHANGE-TRADED FUNDS. Each Fund may purchase shares of exchange-traded funds ("ETFs"). Most ETFs are registered under the 1940 Act as investment companies. Therefore, a Fund's purchase of shares of an ETF may be subject to the restrictions on investments in other investment companies discussed above under "Other Investment Companies."

     ETFs hold portfolios of securities, commodities and/or currencies that are designed to replicate, as closely as possible before expenses, the price and/or yield of (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency. The performance results of ETFs will not replicate exactly the performance of the pertinent index, basket, commodity or currency due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.


     Investments in ETFs involve the same risks associated with a direct investment in the commodity or currency, or in the types of securities, commodities and/or currencies included in the indices or baskets the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF's shares may be halted if the listing exchange's officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally. Finally, there can be no assurance that the portfolio of securities, commodities and/or currencies purchased by an ETF to (i) replicate a particular index or basket will replicate such index or basket, or (ii) a commodity or currency will replicate the prices of such commodity or currency.


     DEFAULTED SECURITIES. AIM China Fund, AIM International Total Return Fund and AIM LIBOR Alpha Fund may invest in defaulted securities. In order to enforce its rights in defaulted securities, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the defaulted securities. This could increase a Fund's operating expenses and adversely affect its net asset value. Any investments by a Fund in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless AIM determines that such defaulted securities are liquid under guidelines adopted by the Board.

     VARIABLE OR FLOATING RATE INSTRUMENTS. AIM Developing Markets Fund, AIM International Total Return Fund and AIM LIBOR Alpha Fund may invest in securities that have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates purchased by a Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable quality standards of a Fund. AIM will monitor the pricing, quality and liquidity of the variable or floating rate securities held by the Funds.

     INDEXED SECURITIES. AIM China Fund, AIM Developing Markets Fund, AIM International Total Return Fund and AIM LIBOR Alpha Fund may invest in indexed securities the value of which is linked to interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates) and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the indexed security.

     ZERO-COUPON AND PAY-IN-KIND SECURITIES. AIM China Fund, AIM International Total Return Fund and AIM LIBOR Alpha Fund may invest in zero-coupon or pay-in-kind securities. AIM Developing Markets Fund may, [but does not currently intend to] invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and to avoid certain excise taxes, a Fund may be required to distribute a portion of such discount and income, and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.

Investment Techniques


     DELAYED DELIVERY TRANSACTIONS. Each Fund, other than AIM Japan Fund, may engage in delayed delivery transactions. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. Each Fund other than AIM Japan Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on the settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique.


     Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

     The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

     A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

     WHEN-ISSUED SECURITIES. Each Fund other than AIM Japan Fund may purchase when-issued securities. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.


     If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

     Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Investment in securities on a when-issued basis may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. The Funds will employ techniques designed to reduce such risks.


     SHORT SALES. Each Fund other than AIM Japan Fund may engage in short sales. AIM China Fund will not engage in short sales of A shares of Chinese companies unless and until such short sales are permitted by Chinese regulations. A Fund will only make short sales "against the box," meaning that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into, or exchangeable without payment of any further consideration for, securities of the same issue as, and in an amount equal to, the securities sold short. To secure its obligation to deliver the securities sold short against the box, a Fund will segregate with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. Open short positions established by AIM International Total Return Fund and AIM LIBOR Alpha Fund using futures or forward currency contracts are not deemed to constitute selling securities short. A Fund will not sell a security short if, as a result of such short sale, the aggregate market value of all securities sold short exceeds 10% of the Fund's total assets.

     A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered.

     Short sales against the box may afford a Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers though which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open. There is no assurance that a Fund will be able to enter into such arrangements.

     Short sales against the box may be subject to special tax treatment as "constructive sales" and require a Fund to recognize any taxable gain unless an exception to the constructive sale rule applies. See "Dividends, Distributions and Tax Matters - Tax Matters - Determination of Taxable Income of a Regulated Investment Company."


     MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions and short sales will not be considered the purchase of a security on margin.

     SWAP AGREEMENTS. All funds except AIM Japan Fund may enter into swap agreements to hedge against fluctuations in the price of portfolio securities, to enhance total return or to attempt to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated based on a notional amount. The notional amount is a predetermined amount which is used to calculate the exchanged amounts of a particular instrument. For example, an interest rate swap would multiply each interest rate to be swapped against a notional principal amount to determine the amount of each party's payment. Swaps are generally governed by a single master agreement for each counterparty. The agreements may allow for netting of the counterparties' obligations on specific transactions in which case a Fund's obligation or rights will be the net amount owed to or by the counterparty.



     Commonly used swap agreements include:



     -    credit default swaps ("CDS") (which are described below),



     - interest rate swaps (the parties exchange a floating rate payment for a fixed rate payment),



     - currency swaps (the parties exchange a U.S. dollar-denominated payment for a payment denominated in a different currency),



     - index swaps (the parties exchange a payment tied to the price of one index for a payment tied to the price of another index),



     - total return swaps (the parties exchange a fixed payment for the total return of a reference security, investment or index), and



     - swaptions (an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date).



     A Fund's current obligations under a swap agreement will be accrued daily (on a net basis), and the Fund will maintain cash or liquid assets in an amount equal to amounts owed to a swap counterparty less the value of any collateral segregated to secure the swap counterparty. A Fund will not enter into a transaction with any single counterparty if the net amount owed or to be received under existing transactions under the swap agreements with that counterparty would exceed 5% of the Fund's net assets determined on the date the transaction is entered into.



     The use of swap agreements by a Fund entails certain risks. Swaps may be subject to liquidity risk, which exists when a particular swap is difficult to sell or liquidate. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Swaps may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash instruments. Swap counterparties may default on their obligations. Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated by the Fund. Total return swaps could result in losses if the reference index, security or investments do not perform as anticipated by the Fund.



     Although this will not guarantee that the counterparty does not default, the Fund will not enter into a transaction with any counterparty that AIM and/or the Sub-Advisor believes does not have the financial resources to honor its obligation under the transaction. Further, AIM will monitor the financial stability of a counterparty to a transaction in an effort to protect the Fund's investments. Where the obligations of the counterparty are guaranteed, AIM monitors the financial stability of the guarantor instead of the counterparty. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."



     Credit Default Swaps. AIM International Total Return Fund and AIM LIBOR Alpha Fund may enter into CDS. A CDS is an agreement between two parties pursuant to which one party agrees to make one or more payments to the other, while the other party assumes the risk of default on a referenced debt obligation. CDS may be direct ("unfunded swaps") or indirect in the form of a structured note ("funded swaps"). Unfunded and funded credit default swaps may be on a single security or packaged as a basket of CDS. A Fund may buy a CDS ("buy credit protection") in which it pays a fixed payment over the life of the swap in exchange for a counterparty taking on the risk of default of a referenced debt obligation ("Reference Entity"). Alternatively, a Fund may sell a CDS ("sell protection") in which it will receive a fixed payment in exchange for taking on the credit risk of the Reference Entity. An investment in a CDS may cause the portfolio performance to be more or less volatile.



     CDS agreements are typically individually negotiated and structured. CDS agreements may be entered into for investment or hedging purposes. A Fund may enter into CDS to create direct or synthetic long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities.



     As a buyer of a CDS, a Fund would pay a fixed spread over the life of the agreement to the seller of the CDS. If an event of default occurs, the fixed payment stream would cease, the Fund would deliver defaulted bonds to the seller and the seller would pay the full notional value, or the "par value", of the reference obligation to the Fund. The Fund may already own the reference bonds or may purchase a deliverable bond in the market. Alternatively, the two counterparties may agree to cash settlement. If no event of default occurs, the Fund pays the fixed stream of cash flows to the seller, and no other exchange occurs.



     As a seller of CDS, a Fund would receive a fixed payment stream. If an event of default occurs, the fixed payment stream stops, the Fund would pay the buyer par, and, in return, the Fund would receive deliverable bonds. Alternatively, if cash settlement is elected, the Fund would pay the buyer par less the market value of the referenced bonds. If no event of default occurs, the Fund receives the cash flow payment over the life of the agreement.



     Risks of CDS include the risk that a counterparty may default on amounts owed to the Fund, basis risk (risk that the price of a derivative used to hedge or reflect an underlying bond behaves differently than the price of that bond), liquidity risk and market risk.



     Credit derivatives may create covered or uncovered exposure to the Funds. The Funds generally will employ a strategy of setting aside liquid assets to cover any potential obligation. This strategy would be employed to avoid multiplying a Fund's economic exposure and would limit risks of leveraging. For example, the Fund may sell protection on a Reference Entity bearing the risk of delivering par to the counterparty. The Fund would set aside liquid assets, marked to the market daily, to cover this potential obligation.



     CDS Options. A Fund may additionally enter into CDS option transactions which grant the holder the right, but not the obligation, to enter into a credit default swap at a specified future date and under specified terms in exchange for a purchase price ("premium"). The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."


     INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other funds advised by AIM (the "AIM Funds") and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, a Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.



     BORROWING. The Funds may borrow money, except as described below, to the extent permitted under the 1940 Act Laws, Interpretations and Exemptions. Such borrowings may be utilized (i) for temporary or emergency purposes; (ii) in anticipation of or in response to adverse market conditions; or, (iii) for cash management purposes. AIM International Total Return Fund and AIM LIBOR Alpha Fund may also borrow money to purchase additional securities when the Advisor/Sub-Advisor deems it advantageous to do so. A Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding.



     If there are unusually heavy redemptions because of changes in interest rates or Fund performance, or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, a Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely. Additionally, the ability of AIM International Total Return Fund and AIM LIBOR Alpha Fund to borrow money for leverage may permit these Funds to access new issuances of securities or assume a defensive strategy in response to an increase in the spread between the bid and ask prices of portfolio securities during specific market events, or settle portfolio transactions.



     The Funds may borrow from a bank, broker-dealer, or an AIM Fund. Additionally, the Funds are permitted to temporarily carry a negative or overdrawn balance in their account with their custodian bank. To compensate the custodian bank for such overdrafts, the Funds may either (i) leave funds as a compensating balance in their account so the custodian bank can be compensated by earning interest on such funds; or (ii) compensate the custodian bank by paying it an agreed upon rate.


     LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.


     A Fund will not have the right to vote securities while they are on loan, but it can call a loan in anticipation of an important vote. The Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly, or in the event of a default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.


     Any cash received as collateral for loaned securities will be invested, in accordance with a Fund's investment guidelines, in short-term money market instruments or Affiliated Money Market Funds. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset.


     REPURCHASE AGREEMENTS. Each Fund other than AIM Japan Fund may engage in repurchase agreement transactions. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Repurchase agreements are considered loans by a Fund under the 1940 Act.


     If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. In addition, although the Bankruptcy Code and other insolvency laws may provide certain protections for some types of repurchase agreements, if the seller of a repurchase agreement should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the value of the underlying security declines. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.


     The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days.



     REVERSE REPURCHASE AGREEMENTS. AIM LIBOR Alpha Fund and AIM International Total Return Fund may engage in reverse repurchase agreements. Reverse repurchase agreements are agreements that involve the sale of securities by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. During the reverse repurchase agreement period, a Fund continues to receive interest and principal payments on the securities sold. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or
(iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.


     Reverse repurchase agreements involve the risk that the market value of securities to be purchased by a Fund may decline below the price at which the Fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets having a dollar value equal to the repurchase price, and will continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

     DOLLAR ROLLS. AIM Global Health Care Fund, AIM International Total Return Fund and AIM LIBOR Alpha Fund may engage in dollar rolls. A dollar roll involves the sale by a Fund of a mortgage-backed security to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. A Fund is compensated for the difference between the current sales price and the forward price for the future purchase. In addition, cash proceeds of the sale will be invested in short-term instruments and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security. A Fund typically enters into dollar roll transactions to enhance the Fund's return either on an income or total return basis or to manage pre-payment risk.

     Dollar roll transactions involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, a Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. At the time a Fund enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will continually monitor the account to ensure that such equivalent value is maintained at all times. Dollar rolls are considered borrowings by a Fund under the 1940 Act.


     ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in securities that are illiquid, including repurchase agreements with, in the absence of certain demand features, remaining maturities in excess of seven (7) days. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act").



     Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.


     RULE 144A SECURITIES. Each Fund other than AIM Japan Fund may invest in Rule 144A securities. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

     UNSEASONED ISSUERS. AIM China Fund, AIM International Total Return Fund, AIM LIBOR Alpha Fund and AIM Trimark Small Companies Fund may invest in the securities of unseasoned issuers. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

Derivatives


     As set forth below, the Funds may invest in forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts. The Funds may, as applicable, invest in such instruments to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments and to increase the Funds' return. AIM International Total Return Fund and AIM LIBOR Alpha Fund may also invest in futures and forward currency contracts for non-hedging purposes to enhance returns. The Funds may also invest in fixed-rate certificates ("TRAINS") that represent fractional undivided interests in the assets of a Targeted Return Index Securities Trust. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).


     BUNDLED SECURITIES. In lieu of investing directly in securities appropriate for the Funds, AIM China Fund, AIM International Total Return Fund and AIM LIBOR Fund may from time to time invest in trust certificates (such as TRAINS) or similar instruments representing a fractional undivided interest in an underlying pool of such appropriate securities. The Funds will be permitted at any time to exchange such certificates for the underlying securities evidenced by such certificates. To that extent, such certificates are generally subject to the same risks as the underlying securities. The Funds will examine the characteristics of the underlying securities for compliance with most investment criteria but will determine liquidity with reference to the certificates themselves. To the extent that such certificates involve interest rate swaps or other derivative devices, a Fund may invest in such certificates if the Fund is permitted to engage in interest rate swaps or other such derivative devices.


     PUT AND CALL OPTIONS. The Funds may engage in certain strategies involving options to attempt to manage the risk of their investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). Options transactions present the possibility of large amounts of exposure, which may result in a Fund's net asset value being more sensitive to changes in the value of the related investment. Each Fund other than AIM Japan Fund may purchase and sell put and call options. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."


     A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

     Pursuant to federal securities rules and regulations, if a Fund writes options, it may be required to set aside assets to reduce the risks associated with using those options. This process is described in more detail below in the section "Cover."


     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.



     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; which is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. A Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

     A Fund may write a put option without owning the underlying security if it covers the option as described in the section "Cover." A Fund may only write a put option on a security as part of an investment strategy and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

     If an option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

     Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

     Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover the transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

     A Fund may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

     Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

     Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

     The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

     Pursuant to federal securities rules and regulations, if a Fund writes index options, it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover".

     STRADDLES. AIM China Fund, AIM Developing Markets Fund, AIM Global Health Care Fund, AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund may, for hedging purposes, write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     WARRANTS. AIM China Fund, AIM Developing Markets Fund, AIM Global Health Care Fund, AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund may purchase warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.


     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase futures contracts and options on futures contracts. A futures contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.


     The Funds, other than AIM LIBOR Alpha Fund and AIM International Total Return Fund, will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices. AIM LIBOR Alpha Fund and AIM International Total Return Fund may enter into Futures Contracts for both hedging and non-hedging purposes.

     The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

     The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.


     The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.


     Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

     Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

     "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

     Subsequent payments, called "variation margin," received from or paid to the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

     If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

     Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.


     FORWARD CURRENCY CONTRACTS. Each Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates ("hedging"). AIM LIBOR Alpha Fund and AIM International Total Return Fund may also engage in forward currency transactions for non-hedging purposes to enhance returns. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, and price as agreed upon by the parties at the time the contract is entered. A Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its counterparty agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.


     A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

     The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

     Pursuant to federal securities rules and regulations, a Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

     COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward currency contract or option is deemed to be illiquid, the assets used to "cover" a Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

     Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, a Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

     Assets used as cover cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

     (1) Successful use of hedging and non-hedging transactions depends upon the applicable advisor's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While the applicable advisor is experienced in the use of these instruments, there can be no assurance that any particular strategy will succeed.

     (2) In a hedging transaction, there might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

     (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward currency contract at any particular time.

     (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

     (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

     (7) Non-hedging transactions present greater profit potential but also involve increased risk relative to hedging transactions. For example, a Fund may purchase a given foreign currency through a futures contract if, in the judgment of the applicable advisor, the value of such currency is expected to rise relative to another currency. Conversely, the Fund may sell the currency through a forward contract if AIM believes that its value will decline relative to another currency.

Additional Securities or Investment Techniques

     PARTICIPATION INTERESTS. AIM Developing Markets Fund may purchase participations in corporate loans. Participation interests generally will be acquired from a commercial bank or other financial institution (a "Lender") or from other holders of a participation interest (a "Participant"). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company (the "Borrower"). The Fund generally will have no right directly to enforce compliance by the Borrower with the terms of the credit agreement. Instead, the Fund will be required to rely on the Lender or the Participant that sold the participation interest both for the enforcement of the Fund's rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans. Under the terms of a participation interest, a Fund may be regarded as a creditor of the Participant and thus a Fund is subject to the credit risk of both the Borrower and Lender or a Participant. Participation interests are generally subject to restrictions on resale. The Fund considers participation interests to be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities.

     PRIVATIZATIONS. AIM China Fund AIM Developing Markets Fund, AIM Global Health Care Fund, AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund may invest in privatizations. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs to sell part or all of their interests in government owned or controlled companies or enterprises ("privatizations"). AIM believes that privatizations may offer opportunities for significant capital appreciation and intends to invest the Fund's assets in privatizations in appropriate circumstances. The Fund's investments in such privatizations may include: (i) privately negotiated investments in a government owned or controlled company or enterprise; (ii) investments in the initial offering of equity securities of a government owned or controlled company or enterprise; and (iii) investments in the securities of a government owned or controlled company or enterprise following its initial equity offering. In certain foreign countries, the ability of foreign entities such as the Fund to participate in privatizations may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies and enterprises currently owned or controlled by them, that privatization programs will be successful, or that foreign governments will not re-nationalize companies or enterprises that have been privatized.

     INDEXED COMMERCIAL PAPER. AIM Developing Markets Fund may invest without limitation in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the funds to hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while seeking to provide an attractive money market rate of return. The Fund will not purchase such commercial paper for speculation.

     SAMURAI AND YANKEE BONDS. Subject to their fundamental investment restrictions, AIM Developing Markets Fund may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). As compared with bonds issued in their countries of domicile, such bond issues normally carry a higher interest rate but are less actively traded. It is the policy of the Fund to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

     PREMIUM SECURITIES. AIM Developing Markets Fund may invest in income securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. The Fund will not amortize the premium paid for such securities in calculating its net investment income. As a result, in such cases the purchase of such securities provides the Fund a higher level of investment income distributable to shareholders on a current basis than if the Fund purchased securities bearing current market rates of interest. If securities purchased by the Fund at a premium are called or sold prior to maturity, the Fund will realize a loss to the extent the call or sale price is less than the purchase price. Additionally, the Fund will realize a loss if it holds such securities to maturity.

     STRUCTURED INVESTMENTS. AIM Developing Markets Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

     AIM Developing Markets Fund is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments.

     Certain issuers of Structured Investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, each Fund's investment in these Structured Investments may be limited by the restrictions contained in the 1940 Act described below under "Investment Strategies and Risks - Other Investment Companies." Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

     STRIPPED INCOME SECURITIES. AIM Developing Markets Fund may invest a portion of its assets in stripped income securities, which are obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities or other assets. In the most extreme case, one class will receive all of the interest (the "interest only class" or the "IO class"), while the other class will receive all of the principal (the "principal-only class" or the "PO class"). The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional income securities.

     PARTICIPATION NOTES. AIM China Fund may invest in participation notes issued by banks or broker-dealers that are designed to replicate the performance of A shares of Chinese companies. The performance results of participated notes will not replicate exactly the performance of the A shares of the Chinese companies that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the Chinese companies that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the Chinese companies that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participation note against the issuer of the underlying A shares. Participation notes involve transaction costs. Participation notes may be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities.

     INVESTMENTS IN ENTITIES WITH RELATIONSHIPS WITH THE FUNDS/ADVISOR. Each Fund may invest in securities issued, sponsored or guaranteed by the following types of entities or their affiliates: (i) entities that sell shares of the AIM Funds; (ii) entities that rate or rank the AIM Funds; (iii) exchanges on which the AIM Funds buy or sell securities; and (iv) entities that provide services to the AIM Funds (e.g., custodian banks). The Funds will decide whether to invest in or sell securities issued by these entities based on the merits of the specific investment opportunity.

FUND POLICIES

     FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund's outstanding shares, except that AIM Developing Markets Fund is not subject to restriction
(1) and AIM Global Health Care Fund is not subject to restriction (4). Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or
(ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

            (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations:) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

     (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

     (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

     (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

     (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

     (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

     (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

     (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

     (9) AIM Global Health Care Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of domestic and foreign issuers in the health care industry.

     The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board of Trustees has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which AIM and the sub-advisors must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.

     NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds except that AIM Developing Markets Fund is not subject to restriction(1) and AIM Global Health Care Fund is not subject to restriction (3). They may be changed for any Fund without approval of that Fund's voting securities.

     (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by other investment companies), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may purchase securities of other investment companies as permitted by the 1940 Act Laws, Interpretations and Exemptions.


     (2) In complying with the fundamental restriction regarding borrowing money and issuing senor securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Fund. The Fund may not borrow for leveraging except that AIM International Total Return Fund and AIM LIBOR Alpha Fund may borrow from banks for leveraging in an amount not exceeding 5% of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made. The Fund may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding.


     (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

     (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

     (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

     (6) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

     (7) The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.


     The Funds do not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, as is the case with the other AIM Funds that currently have the proposed restriction regarding purchasing and selling physical commodities, the Funds will interpret the proposed restriction and the related non-fundamental restriction to permit the Funds, subject to each Fund's investment objectives and general investment policies (as stated in the Funds' prospectuses and this Statement of Additional Information), to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into commodity futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency-, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate or securities-related or foreign currency-related hedging instruments or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Funds also will interpret their fundamental restriction regarding purchasing and selling physical commodities and their related non-fundamental restriction to permit the Funds to invest in exchange-traded funds that invest in physical and/or financial commodities, subject to the limits described in the Funds' prospectuses and this Statement of Additional Information.

     ADDITIONAL NON-FUNDAMENTAL POLICIES. As non-fundamental policies:

     (1) AIM China Fund normally invests at least 80% of its assets in a diversified portfolio of equity and equity-related transferable securities, including warrants and convertible securities, and/or debt securities of companies with substantial exposure to China (including the People's Republic of China, Hong Kong and Macau). For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

     (2) AIM Developing Markets Fund normally invests at least 80% of its assets in securities of companies that are in developing markets countries. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

     (3) AIM Global Health Care Fund normally invests at least 80% of its assets in securities of health care industry companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

     (4) AIM International Total Return Fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of foreign government and corporate debt securities generally represented by the sector categories within the Lehman Brothers Global Aggregate ex US Index (unhedged), and in foreign currency investments. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

     (5) AIM Japan Fund normally invests at least 80% of its assets in securities of Japanese issuers. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

     (6) AIM LIBOR Alpha Fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of foreign and domestic government and corporate debt securities, and in foreign currency investments. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

     (7) AIM Trimark Small Companies Fund normally invests at least 80% of its assets in marketable equity securities of small capitalization companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

CONCENTRATION OF INVESTMENTS

     For purposes of AIM Global Health Care Fund's fundamental investment restriction regarding industry concentration, a company will be considered a health care company if (1) at least 50% of its gross income or its net sales are derived from activities in the health care industry; (2) at least 50% of its assets are devoted to producing revenues from the health care industry; or (3) based on other available information, AIM determines that its primary business is within the health care industry.

TEMPORARY DEFENSIVE POSITIONS


     In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt instruments (including shares of Affiliated Money Market Funds).


PORTFOLIO TURNOVER


     For the fiscal years ended October 31, 2007 and 2006, or periods, as applicable for the Funds, the portfolio turnover rates for each Fund are presented in the table below. Unless otherwise indicated, variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions and/or changes in AIM's investment outlook.



           TURNOVER RATES              2007   2006
           --------------              ----   ----
AIM China Fund*                        102%    80%
AIM Developing Markets Fund             41%    51%
AIM Global Health Care Fund             46%    83%
AIM International Total Return Fund*   509%   231%
AIM Japan Fund*                        128%    37%
AIM LIBOR Alpha Fund*                  218%   134%
AIM Trimark Endeavor Fund               39%    28%
AIM Trimark Fund                        59%    59%
AIM Trimark Small Companies Fund        44%    47%



*    Commenced operations March 31, 2006.



     AIM International Total Return Fund's portfolio turnover rate increase in 2007 was due to increased levels of market volatility. The advisor more frequently repositioned the Fund's duration, credit, country and currency exposures. This repositioning resulted in elevated levels of portfolio turnover as the advisor implemented various strategies in its attempt to provide better returns.



     AIM LIBOR Alpha Fund's portfolio turnover rate increase in 2007 was due to increased levels of market volatility. The advisor more frequently repositioned the Fund's duration, credit, and exposures to foreign interest rates. This repositioning resulted in elevated levels of portfolio turnover as the advisor implemented various strategies in its attempt to provide better returns.



     AIM Japan Fund's portfolio turnover rate increased in 2007 due to the Fund commencing operations on March 31, 2006.


POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND HOLDINGS

     The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings (the "Holdings Disclosure Policy"). AIM and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of AIM and its affiliates may release information about portfolio securities in certain contexts are provided below.

     Public release of portfolio holdings. The Funds disclose the following portfolio holdings information on http://www.aiminvestments.com(1):

                                               APPROXIMATE DATE                  INFORMATION REMAINS
          INFORMATION                         OF WEBSITE POSTING                   POSTED WEBSITE
          -----------                         ------------------                 -------------------
Top ten holdings as of month-end      15 days after month-end               Until replaced with the
                                                                            following month's top ten
Select holdings included in the                                             holdings
Fund's Quarterly Performance Update   29 days after calendar quarter-end    Until replaced with the
                                                                            following quarter's
                                                                            Quarterly Performance Update
Complete portfolio holdings as of
calendar quarter-end                  30 days after calendar quarter-end    For one year

Complete portfolio holdings as of
fiscal quarter-end                    60-70 days after fiscal quarter-end   For one year

     These holdings are listed along with the percentage of the Fund's net assets they represent. Generally, employees of AIM and its affiliates may not disclose such portfolio holdings until one day after they have been posted on http://www.aiminvestments.com. You may also obtain the publicly available portfolio holdings information described above by contacting us at 1-800-959-4246.


     SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS PURSUANT TO NON-DISCLOSURE AGREEMENT. Employees of AIM and its affiliates may disclose non-public full portfolio holdings on a selective basis only if the Internal Compliance Controls Committee (the "ICCC") of AIM Management approves the parties to whom disclosure of non-public full portfolio holdings will be made. The ICCC must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and address any perceived conflicts of interest between shareholders of such Fund and AIM or its affiliates as part of granting its approval.


     The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by (1) overseeing the implementation and enforcement of the Holdings Disclosure Policy and the AIM Funds Code of Ethics by the Chief Compliance Officer (or his designee) of AIM and the AIM Funds and (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended) that may arise in connection with the Holdings Disclosure Policy. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which AIM provides such selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the applicable Fund and AIM or its affiliates brought to the Board's attention by AIM.

----------
(1) To locate a Fund's portfolio holdings information on http://www.aiminvestments.com, click on the Products and Performance tab, then click on the Mutual Funds link, then click on the Fund Overview link and select the Fund from the drop-down menu. Links to the Fund's portfolio holdings are located in the upper right side of this website page.

     AIM discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the AIM Funds:

     -    Attorneys and accountants;

     -    Securities lending agents;

     -    Lenders to the AIM Funds;

     -    Rating and rankings agencies;

     -    Persons assisting in the voting of proxies;

     -    AIM Funds' custodians;

     - The AIM Funds' transfer agent(s) (in the event of a redemption in kind);

     - Pricing services, market makers, or other persons who provide systems or software support in connection with AIM Funds' operations (to determine the price of securities held by an AIM Fund);

     -    Financial printers;

     - Brokers identified by the AIM Funds' portfolio management team who provide execution and research services to the team; and

     - Analysts hired to perform research and analysis to the AIM Funds' portfolio management team.

     In many cases, AIM will disclose current portfolio holdings on a daily basis to these persons. In these situations, AIM has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information ("Non-disclosure Agreements"). Please refer to Appendix B for a list of examples of persons to whom AIM provides non-public portfolio holdings on an ongoing basis.

     AIM will also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over AIM and its affiliates or the Funds.

     The Holdings Disclosure Policy provides that AIM will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by AIM or one of its affiliates) for the selective disclosure of portfolio holdings information.

     DISCLOSURE OF CERTAIN PORTFOLIO HOLDINGS AND RELATED INFORMATION WITHOUT NON-DISCLOSURE AGREEMENT. AIM and its affiliates that provide services to the Funds, and the Funds' Sub-Advisors, if applicable, and each of their employees may receive or have access to portfolio holdings as part of the day to day operations of the Funds.

     From time to time, employees of AIM and its affiliates may express their views orally or in writing on one or more of the Funds' portfolio securities or may state that a Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund's most recent quarter-end and therefore may not be reflected on the list of the Fund's most recent quarter-end portfolio holdings disclosed on the website. Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the applicable Fund, persons considering investing in the applicable Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which AIM or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.

     From time to time, employees of AIM and its affiliates also may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. AIM may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund's portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

     DISCLOSURE OF PORTFOLIO HOLDINGS BY TRADERS. Additionally, employees of AIM and its affiliates may disclose one or more of the portfolio securities of a Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds' portfolio securities. AIM does not enter into formal Non-disclosure Agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who AIM believed was misusing the disclosed information.

     DISCLOSURE OF PORTFOLIO HOLDINGS OF OTHER AIM-MANAGED PRODUCTS. AIM and its affiliates manage products sponsored by companies other than AIM, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain AIM Funds (as defined herein) and thus have similar portfolio holdings. The sponsors of these other products managed by AIM and its affiliates may disclose the portfolio holdings of their products at different times than AIM discloses portfolio holdings for the AIM Funds.

     AIM provides portfolio holdings information for portfolios of AIM Variable Insurance Funds (the "Insurance Funds") to insurance companies whose variable annuity and variable life insurance accounts invest in the Insurance Funds ("Insurance Companies"). AIM may disclose portfolio holdings information for the Insurance Funds to Insurance Companies with which AIM has entered into Non-disclosure Agreements up to five days prior to the scheduled dates for AIM's disclosure of similar portfolio holdings information for other AIM Funds on http://www.aiminvestments.com. AIM provides portfolio holdings information for the Insurance Funds to such Insurance Companies to allow them to disclose this information on their websites at approximately the same time that AIM discloses portfolio holdings information for the other AIM Funds on its website. AIM manages the Insurance Funds in a similar fashion to certain other AIM Funds and thus the Insurance Funds and such other AIM Funds have similar portfolio holdings. AIM does not disclose the portfolio holdings information for the Insurance Funds on its website, and not all Insurance Companies disclose this information on their websites.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

     The Trustees have the authority to take all actions necessary in connection with the business affairs of the Trust. The Trustees, among other things, approve the investment objectives, policies and procedures for the Funds. The Trust enters into agreements with various entities to manage the day-to-day operations of the Funds, including the Funds' investment advisers, administrator, transfer agent, distributor and custodians. The Trustees are responsible for selecting these service providers, and approving the terms of their contracts with the Funds. On an ongoing basis, the Trustees exercise general oversight of these service providers.

     Certain trustees and officers of the Trust are affiliated with AIM and AIM Management, the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

     The trustees and officers of the Trust, their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix C.


     The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation, Distribution and Proxy Oversight Committee and the Special Market Timing Litigation Committee (the "Committees").



     The members of the Audit Committee are James T. Bunch (Vice Chair), Bruce
L. Crockett, Lewis F. Pennock, Dr. Larry Soll and Raymond Stickel, Jr. (Chair). The Audit Committee's primary purposes are to: (i) oversee qualifications and performance of the independent registered public accountants, independence and performance; (ii) appoint independent registered public accountants for the Funds; (iii) pre-approve all permissible audit and non-audit services that are provided to Funds by their independent registered public accountants to the extent required by Section 10A(h) and (i) of the Exchange Act; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent registered public accountants to the Funds' investment advisor and certain other affiliated entities; (v) review the audit and tax plans prepared by the independent registered public accountants;
(vi) review the Funds' audited financial statements; (vii) review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR; (viii) review the process for preparation and review of the Funds' shareholder reports; (ix) review certain tax procedures maintained by the Funds; (x) review modified or omitted officer certifications and disclosures;
(xi) review any internal audits of the Funds; (xii) establish procedures regarding questionable accounting or auditing matters and other alleged violations; (xiii) set hiring policies for employees and proposed employees of the Funds who are employees or former employees of the independent registered public accountants; and (xiv) remain informed (a) of the Funds' accounting systems and controls, (b) regulatory changes and new accounting pronouncements that affect the Funds' net asset value calculations and financial statement reporting requirements, and (c) communications with regulators regarding accounting and financial reporting matters that pertain to the Funds. During the fiscal year ended October 31, 2007, the Audit Committee held seven meetings.



     The members of the Compliance Committee are Messrs. Frank S. Bayley, Mr. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Stickel. The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the Funds' Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Funds' Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, AIM and INVESCO Funds Group, Inc. ("IFG"); (iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of AIM (the "Report") and any objections made by AIM with respect to the Report;
(iv) reviewing any report prepared by a third party who is not an interested person of AIM, upon the conclusion by such third party of a compliance review of AIM; (v) reviewing all reports on compliance matters from the Funds' Chief Compliance Officer; (vi) reviewing all recommendations made by the Senior Officer regarding AIM's compliance procedures; (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of AIM's fiduciary duties to Fund shareholders and of AIM's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of AIM's Internal Compliance Controls Committee; (xi) reviewing all reports made by AIM's Chief Compliance Officer;
(xii) reviewing
and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of AIM's ombudsman; (xiii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from Invesco Ltd. ("Invesco") that are applicable to the Funds or its service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by the AIM, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended October 31, 2007, the Compliance Committee held eight meetings.



     The members of the Governance Committee are Messrs. Bob R. Baker, Bayley, Dowden (Chair), Jack M. Fields (Vice Chair), Carl Frischling and Dr. Prema Mathai-Davis. The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees, (b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel to the independent trustees; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Committees of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.



     The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended October 31, 2007, the Governance Committee held eight meetings.



     Notice procedures set forth in the Trust's bylaws require that any shareholder of the Funds desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.



     The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Fields, Martin L. Flanagan, Frischling, Pennock, Stickel and Philip A. Taylor and Drs. Mathai-Davis (Vice Chair) and Soll (Vice Chair). The Investments Committee's primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by AIM as well as any sub-advisers; and (ii) review all proposed and existing advisory, sub-advisory and distribution arrangements for the Funds, and to recommend what action the full Boards and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements. During the fiscal year ended October 31, 2007, the Investments Committee held seven meetings.



     The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly;
(iv) being familiar
with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.



     The members of the Valuation, Distribution and Proxy Oversight Committee are Messrs. Baker, Bunch, Fields, Frischling (Chair), Pennock (Vice Chair), Taylor and Drs. Mathai-Davis and Soll. The primary purposes of the Valuation, Distribution and Proxy Oversight Committee are: (a) to address issues requiring action or oversight by the Boards of the AIM Funds (i) in the valuation of the AIM Funds' portfolio securities consistent with the Pricing Procedures, (ii) in oversight of the creation and maintenance by the principal underwriters of the AIM Funds of an effective distribution and marketing system to build and maintain an adequate asset base and to create and maintain economies of scale for the AIM Funds, (iii) in the review of existing distribution arrangements for the AIM Funds under Rule 12b-1 and Section 15 of the 1940 Act, and (iv) in the oversight of proxy voting on portfolio securities of the Funds; and (b) to make regular reports to the full Boards of the AIM Funds.



     The Valuation, Distribution and Proxy Oversight Committee is responsible for: (a) with regard to valuation, (i) developing an understanding of the valuation process and the Pricing Procedures, (ii) reviewing the Pricing Procedures and making recommendations to the full Board with respect thereto,
(iii) reviewing the reports described in the Pricing Procedures and other information from AIM regarding fair value determinations made pursuant to the Pricing Procedures by AIM's internal valuation committee and making reports and recommendations to the full Board with respect thereto, (iv) receiving the reports of AIM's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures and the annual report of AIM evaluating the pricing vendors, approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures, and recommending annually the pricing vendors for approval by the full Board; (v) upon request of AIM, assisting AIM's internal valuation committee or the full Board in resolving particular fair valuation issues; (vi) reviewing the reports described in the Procedures for Determining the Liquidity of Securities (the "Liquidity Procedures") and other information from AIM regarding liquidity determinations made pursuant to the Liquidity Procedures by AIM and making reports and recommendations to the full Board with respect thereto, and (vii) overseeing actual or potential conflicts of interest by investment personnel or others that could affect their input or recommendations regarding pricing or liquidity issues; (b) with regard to distribution, (i) developing an understanding of mutual fund distribution and marketing channels and legal, regulatory and market developments regarding distribution, (ii) reviewing periodic distribution and marketing determinations and annual approval of distribution arrangements and making reports and recommendations to the full Board with respect thereto, and (iii) reviewing other information from the principal underwriters to the AIM Funds regarding distribution and marketing of the AIM Funds and making recommendations to the full Board with respect thereto; and (c) with regard to proxy voting, (i) overseeing the implementation of the Proxy Voting Guidelines (the "Guidelines") and the Proxy Policies and Procedures (the "Proxy Procedures") by AIM and other advisers, reviewing the Quarterly Proxy Voting Report and making recommendations to the full Board with respect thereto, (ii) reviewing the Guidelines and the Proxy Procedures and information provided by AIM or other advisers regarding industry developments and best practices in connection with proxy voting and making recommendations to the full Board with respect thereto, and (iii) in implementing its responsibilities in this area, assisting AIM in resolving particular proxy voting issues. During the fiscal year ended October 31, 2007, the Valuation, Distribution and Proxy Oversight Committee held six meetings.



     The members of the Special Market Timing Litigation Committee are Messrs. Bayley, Bunch (Chair), Crockett and Dowden (Vice Chair). The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the AIM Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the AIM Funds concerning alleged excessive short term trading in shares of the AIM Funds ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the AIM Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the AIM Funds, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of the results of such investigation(s); (iii) for (a) reviewing the methodology developed by AIM's Independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with AIM, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and (iv) for taking reasonable steps to ensure that any AIM Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution. During the fiscal year ended October 31, 2007, the Special Market Timing Litigation Committee did not meet.



Trustee Ownership of Fund Shares


     The dollar range of equity securities beneficially owned by each trustee
(i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex is set forth in Appendix C.

COMPENSATION

     Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a trustee, which consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.


     Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2007 is found in Appendix D.


Retirement Plan For Trustees

     The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM.

     The trustees have also adopted a retirement policy that permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the Trustees may extend from time to time the retirement date of a trustee.

     Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. Effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the trustee's annual retainer paid to or accrued by any Covered Fund with respect to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such trustee's credited years of service. If a trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased trustee's designated beneficiary for the same length of time that the trustee would have received the payments based on his or her service. A trustee must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72; in such a case, the annual retirement benefit is subject to a reduction for early payment.

Deferred Compensation Agreements


     Messrs. Crockett, Edward K. Dunn (a former trustee), Fields and Frischling and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.


Purchase of Class A Shares of the Funds at Net Asset Value

     The trustees and other affiliated persons of the Trust may purchase Class A shares of the AIM Funds without paying an initial sales charge. AIM Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the AIM Funds, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares
- Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of Class A Shares at Net Asset Value."


CODES OF ETHICS



     AIM, the Trust, AIM Distributors, INVESCO Limited, Invesco Japan, Invesco Hong Kong, Invesco Institutional and AFMI have adopted Codes of Ethics which apply to all AIM Fund trustees and officers, employees of AIM and its subsidiaries, INVESCO Limited, Invesco Japan, Invesco Hong Kong, Invesco Institutional and AFMI and govern, among other things, personal trading activities of all such persons. The Codes of Ethics are intended to address conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the funds within The AIM Family of Funds--Registered Trademark--. Personal trading, including personal trading involving securities that may be purchased or held by a fund within The AIM Family of Funds--Registered Trademark--, is permitted under the Codes subject to certain restrictions; however employees are required to pre-clear security transactions with the applicable Compliance Officer or a designee and to report transactions on a regular basis.


PROXY VOTING POLICIES

     The Board has delegated responsibility for decisions regarding proxy voting for securities held by AIM Developing Markets Fund and AIM Global Health Care Fund to AIM, the Funds, investment advisor, and with respect to each Fund other than AIM Developing Markets Fund and AIM Global Health Care Fund, to each Fund's Sub-Advisor. AIM and the Sub-Advisors will vote such proxies in accordance with their proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix E.

     Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund's proxy voting record.


     Information regarding how the Funds will vote proxies related to their portfolio securities during the 12 months ended June 30, 2007 will be available at our Web site, http://www.aiminvestments.com. This information will also be available at the SEC Web site, http://www.sec.gov.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix F. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR


     AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 225 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of Invesco. Invesco and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.



     As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Master Investment Advisory Agreement (the "Advisory Agreement") provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to the Funds. The investment advisory services of AIM and the investment sub-advisory services of the Sub-Advisors to the Funds are not exclusive and AIM and the Sub-Advisors are free to render investment advisory services to others, including other investment companies.


     AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

     The Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

     Pursuant to the Advisory Agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the annual rates indicated in the second column below, based on the average daily net assets of each Fund during the year. Each Fund allocates advisory fees to a class based on the relative net assets of each class.


     Effective January 1, 2005 the advisor has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by each Fund do not exceed the maximum advisory fee rate set forth in the third column below. The maximum advisory fee rates are effective through the Committed Until Date set forth in the fourth column.


                                           ANNUAL RATE/NET            MAXIMUM ADVISORY             MAXIMUM ADVISORY
                                             ASSETS PER                FEE RATE AFTER                  FEE RATES
          FUND NAME                      ADVISORY AGREEMENT            JANUARY 1, 2005           COMMITTED UNTIL DATE
          ---------                   ------------------------   -----------------------------   --------------------
AIM China Fund                        0.935% of first $250M      N/A                             N/A
                                      0.91% of next $250M
                                      0.885% of next $500M
                                      0.86% of next $1.5B
                                      0.835% of next $2.5B
                                      0.81% of next $2.5B
                                      0.785% of next $2.5B
                                      0.76% of amount over
                                      $10B

AIM Developing Markets Fund           0.935% of first $250M      N/A                              N/A
                                      0.91% of next $250M
                                      0.885% of next $500M
                                      0.86% of next $1.5B
                                      0.835% of next $2.5B
                                      0.81% of next $2.5B
                                      0.785% of next $2.5B
                                      0.76% of amount over
                                      $10B

AIM Global Health Care Fund           0.75% of first $350M       0.75% of first $250M            December 31, 2009
                                      0.65% of next $350M        0.74% of the next $250M
                                      0.55% of next $1.3B        0.73% of the next $500M
                                      0.45% of next $2B          0.72% of the next $1.5B
                                      0.40% of next $2B          0.71% of the next $2.5B
                                      0.375% of next $2B         0.70% of the next $2.5B
                                      0.35% of next $8B          0.69% of the next $2.5B
                                                                 0.68% of the amount over $10B

AIM International Total Return Fund   0.65% of first $250M       N/A                             N/A
                                      0.59% of next $250M
                                      0.565% of next $500M
                                      0.54% of next $1.5B
                                      0.515% of next $2.5B
                                      0.49% of next $5B
                                      0.465% of amount over
                                      $10B

                                           ANNUAL RATE/NET            MAXIMUM ADVISORY             MAXIMUM ADVISORY
                                             ASSETS PER                FEE RATE AFTER                  FEE RATES
          FUND NAME                      ADVISORY AGREEMENT            JANUARY 1, 2005           COMMITTED UNTIL DATE
          ---------                   ------------------------   -----------------------------   --------------------
AIM Japan Fund                        0.935% of first $250M      N/A                             N/A
                                      0.91% of next $250M
                                      0.885% of next $500M
                                      0.86% of next $1.5B
                                      0.835% of next $2.5B
                                      0.81% of next $2.5B
                                      0.785% of next $2.5B
                                      0.76% of amount over
                                      $10B

AIM LIBOR Alpha Fund                  0.45% of first $1B         N/A                             N/A
                                      0.425% of the next $4B
                                      0.40% of amount over $5B

AIM Trimark Endeavor Fund             0.745% of first $250M      N/A                             N/A
                                      0.73% of next $250M
                                      0.715% of next $500M
                                      0.70% of next $1.5B
                                      0.685% of next $2.5B
                                      0.67% of next $2.5B
                                      0.655% of next $2.5B
                                      0.64% of amount over
                                      $10B

AIM Trimark Fund                      0.80% of first $250M       N/A                             N/A
                                      0.78% of next $250M
                                      0.76% of next $500M
                                      0.74% of next $1.5B
                                      0.72% of next $2.5B
                                      0.70% of next $2.5B
                                      0.68% of next $2.5B
                                      0.66% of amount over
                                      $10B

AIM Trimark Small Companies Fund      0.745% of first $250M      N/A                             N/A
                                      0.73% of next $250M
                                      0.715% of next $500M
                                      0.70% of next $1.5B
                                      0.685% of next $2.5B
                                      0.67% of next $2.5B
                                      0.655% of next $2.5B
                                      0.64% of amount over
                                      $10B


     AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.


     AIM has contractually agreed through at least June 30, 2008 to waive advisory fees payable by each Fund in an amount equal to 100% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in the Affiliated Money Market Funds. See "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."

     AIM also has contractually agreed through at least June 30, 2008 to limit total annual fund operating expenses (excluding: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by each Fund's Board; and (vi) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement) for the following Funds' shares to the extent necessary to limit the total operating expenses as follows:



      FUND                            EXPENSE LIMITATION
      ----                            ------------------
AIM China Fund
   Class A Shares                     2.05%
   Class B Shares                     2.80%
   Class C Shares                     2.80%
   Institutional Class Shares         1.80%

AIM Developing Markets Fund
   Class A Shares                     1.75%
   Class B Shares                     2.50%
   Class C Shares                     2.50%
   Institutional Class Shares         1.50%

AIM Global Health Care Fund
   Class A Shares                     1.30%
   Class B Shares                     2.05%
   Class C Shares                     2.05%
   Investor Class Shares              1.30%

AIM International Total Return Fund
   Class A Shares                     1.10%
   Class B Shares                     1.85%
   Class C Shares                     1.85%
   Institutional Class Shares         0.85%

AIM Japan Fund
   Class A Shares                     1.70%
   Class B Shares                     2.45%
   Class C Shares                     2.45%
   Institutional Class Shares         1.45%

AIM LIBOR Alpha Fund
   Class A Shares                     0.85%
   Class C Shares                     1.10% (after 12b-1 waiver)
   Class R Shares                     1.10%
   Institutional Class Shares         0.60%

AIM Trimark Fund
   Class A Shares                     2.15%
   Class B Shares                     2.90%
   Class C Shares                     2.90%
   Class R Shares                     2.40%
   Institutional Class Shares         1.90%

AIM Trimark Small Companies Fund
   Class A Shares                     1.50%
   Class B Shares                     2.25%
   Class C Shares                     2.25%
   Class R Shares                     1.75%
   Institutional Class Shares         1.25%



     The above contractual fee waivers or reductions are set forth in the Fee Table to each Fund's Prospectus and may not be terminated or amended to a Fund's detriment during the period stated in the agreement between AIM and such Fund.


Investment Sub-Advisor

     AIM has entered into Sub-Advisory Agreements with the Sub-Advisors to provide investment sub-advisory services to AIM China Fund, AIM International Total Return Fund, AIM Japan Fund, AIM LIBOR Alpha Fund, AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund, respectively.

     Each Sub-Advisor is registered as an investment advisor under the Advisers Act. The Sub-Advisors are responsible for the Funds' day-to-day management including the Funds' investment decisions and the execution of securities transactions with respect to the Funds.


     AIM and the Sub-Advisors are indirect wholly owned subsidiaries of Invesco, Ltd.



     The Sub-Advisor for AIM China Fund, Invesco Hong Kong, is located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong.



     The Sub-Advisor for AIM International Total Return Fund, INVESCO Limited, is located at 30 Finsbury Square, London, EC2A, United Kingdom.



     The Sub-Advisor for AIM Japan Fund, Invesco Japan, is located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan.



     The Sub-Advisor for AIM LIBOR Alpha Fund, Invesco Institutional, is located at One Midtown Plaza, 1360 Peachtree, NE, Atlanta, Georgia 30309.


     The Sub-Advisor for AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund, AFMI, is located at 5140 Yonge Street, Suite 900, Toronto, Ontario M2N 6X7.

     For the services to be rendered by each Sub-Advisor under each Sub-Advisory Agreement, AIM will pay to the Sub-Advisor a fee which will be computed daily and paid as of the last day of each month on the basis of each Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of each Fund. (See "Computation of Net Asset Value.") On an annual basis, the sub-advisory fee is equal to 40% of AIM's compensation in respect of the sub-advised assets per year, for each of AIM China Fund, AIM International Total Return Fund, AIM Japan Fund, AIM LIBOR Alpha Fund, AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund.

     The management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund for the last three fiscal years or period ended October 31 are found in Appendix G.


Portfolio Managers


     Appendix H contains the following information regarding the portfolio managers identified in each Fund's prospectus:


     -    The dollar range of the managers' investments in each Fund.

     -    A description of the managers' compensation structure.


     - Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

Securities Lending Arrangements

     If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

     ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.


     Administrative service fees paid to AIM by each Fund for the last three fiscal years or period ended October 31 are found in Appendix I.


OTHER SERVICE PROVIDERS

     TRANSFER AGENT. AIM Investment Services, Inc. ("AIS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a wholly owned subsidiary of AIM, is the Trust's transfer agent.


     The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and AIS provides that AIS will perform certain services related to the servicing of shareholders of the Funds. Other such services may be delegated or sub-contracted to third party intermediaries. For servicing accounts holding Class A, A3, B, C, P, R, AIM Cash Reserve and Investor Class shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay AIS an annual fee per open shareholder account plus certain out-of-pocket expenses. This fee is paid monthly at the rate of 1/12 of the annual rate and is based upon the number of open shareholder accounts during each month. For servicing accounts holding Institutional Class shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay AIS a fee per trade executed, to be billed monthly, plus certain out of pocket expenses. In addition, all fees payable by AIS or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Funds, subject to certain limitations approved by the Board of the Trust. These payments are made in consideration of services that would otherwise be provided by AIS if the accounts serviced by such intermediaries were serviced by AIS directly. For more information regarding such payments to intermediaries, see the discussion under "Sub-Accounting and Network Support Payments" below.



     For servicing accounts holding Institutional Class Shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay AIS a fee equal to $2.00 per trade executed, to be billed monthly plus certain out of pocket expenses. In addition, all fees payable by AIS or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Funds, subject to certain limitations approved by the Board of the Trust (including a limitation on the amount of any fee payable to an intermediary of 0.10% of the average net assets held in accounts serviced by such intermediary). These payments are made in consideration of services that would otherwise be provided by AIS if the accounts serviced by such intermediaries were serviced by AIS directly. For more information regarding such payments to intermediaries, see the discussion under, "Sub-Accounting and Network Support Payments," below.



     SUB-TRANSFER AGENT. AIM Funds Management, Inc. ("AFMI"), 5140 Yonge Street, Suite 900, Toronto, Ontario M2N6X7, a wholly owned, indirect subsidiary of Invesco, began providing services to the Trust as a sub-transfer agent, pursuant to an agreement between AFMI and AIS. The Trust does not pay a fee to AFMI for these services. Rather, AFMI is compensated by AIS as a sub-contractor.


     CUSTODIAN. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. JPMorgan Chase Bank, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for purchases of shares of the Funds. The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217-1431, also serves as sub-custodian to facilitate cash management.

     The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.

     Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Funds' independent registered public accounting firm is responsible for auditing the financial statements of the Funds. The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP, 1201 Louisiana, Suite 2900, Houston, Texas 77002, as the independent registered public accounting firm to audit the financial statements of the Funds. Such appointment was ratified and approved by the Board.

            COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103-7599.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Sub-Advisors have adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. Unless specifically noted, the Sub-Advisors' procedures do not materially differ from AIM's procedures as set forth below.

BROKERAGE TRANSACTIONS

     AIM or the Sub-Advisors, as applicable, make decisions to buy and sell securities for the Funds, select broker-dealers (each, a "Broker"), effect the Funds' investment portfolio transactions, allocate brokerage fees in such transactions and, where applicable, negotiate commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain best execution, which AIM defines as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage services provided by the Broker. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Broker Selection" below.

     Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark-up or mark-down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks. Purchases of underwritten issues include a commission or concession paid by the issuer (not the Funds) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions.

     Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

     Brokerage commissions paid by each of the Funds during the last three fiscal years or period ended October 31, are found in Appendix J.

COMMISSIONS


     During the last three fiscal years or period ended October 31, 2007, none of the Funds paid brokerage commissions to Brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.


     The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other Funds or accounts (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKER SELECTION

     AIM's primary consideration in selecting Brokers to execute portfolio transactions for a Fund is to obtain best execution. In selecting a Broker to execute a portfolio transaction in equity securities for a Fund, AIM considers the full range and quality of a Broker's services, including the value of research and/or brokerage services provided, execution capability, commission rate, willingness to commit capital, anonymity and responsiveness. AIM's primary consideration when selecting a Broker to execute a portfolio transaction in fixed income securities for a Fund is the Broker's ability to deliver or sell the relevant fixed income securities; however, AIM will also consider the various factors listed above. In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund. AIM will not select Brokers based upon their promotion or sale of Fund shares.

     In choosing Brokers to execute portfolio transactions for the Funds, AIM may select Brokers that provide brokerage and/or research services ("Soft Dollar Products") to the Funds and/or the other accounts over which AIM and its affiliates have investment discretion. Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercised investment discretion." The services provided by the Broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, a Fund may pay a Broker higher commissions than those available from another Broker in recognition of such Broker's provision of Soft Dollar Products to AIM. AFMI does not use client trades to obtain Soft Dollar Products.

     AIM faces a potential conflict of interest when it uses client trades to obtain Soft Dollar Products. This conflict exists because AIM is able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces AIM's expenses to the extent that AIM would have purchased such products had they not been provided by Brokers. Section 28(e) permits AIM to use Soft Dollar Products for the benefit of any account it manages. Certain AIM-managed accounts may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other AIM-managed accounts, effectively cross subsidizing the other AIM-managed accounts that benefit directly from the product. AIM may not use all of the Soft Dollar Products provided by Brokers through which a Fund effects securities transactions in connection with managing such Fund.

     AIM and certain of its affiliates presently engage in the following instances of cross-subsidization:


     1. Fixed income funds normally do not generate soft dollar commissions to pay for Soft Dollar Products. Therefore, soft dollar commissions used to pay for Soft Dollar Products which are used to manage certain fixed income AIM Funds are generated entirely by equity AIM Funds and other equity client accounts managed by AIM or A I M Capital Management, Inc. ("AIM Capital"), a subsidiary of AIM. In other words, certain fixed income AIM Funds are cross-subsidized by the equity AIM Funds in that the fixed income AIM Funds receive the benefit of Soft Dollar Products services for which they do not pay.


     2. The investment models used to manage many of the AIM Funds are also used to manage other accounts of AIM and/or AIM Capital. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the AIM Funds and/or other accounts managed by AIM and/or AIM Capital are used to maintain the investment models relied upon by both of these advisory affiliates.

          This type of cross-subsidization occurs in both directions. For example, soft dollar commissions generated by transactions of the AIM Funds and/or other accounts managed by AIM are used for Soft Dollar Products which may benefit those AIM Funds and/or accounts as well as accounts managed by AIM Capital. Additionally, soft dollar commissions generated by transactions of accounts managed by AIM Capital are used for Soft Dollar Products which may benefit those accounts as well as accounts managed by AIM. In certain circumstances, AIM Capital accounts may indicate that their transactions should not be used to generate soft dollar commissions but may still receive the benefits of Soft Dollar Products received by AIM or AIM Capital.

     3. Some of the common investment models used to manage various Funds and other accounts of AIM and/or AIM Capital are also used to manage accounts of AIM Private Asset Management, Inc. ("APAM"), another AIM subsidiary. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the Funds and/or other accounts managed by AIM and/or AIM Capital are used to maintain the investment models relied upon by AIM, AIM Capital and APAM. This cross-subsidization occurs in only one direction. Most of APAM's accounts do not generate soft dollar commissions which can be used to purchase Soft Dollar Products. The soft dollar commissions generated by transactions of the Funds and/or other accounts managed by AIM and/or AIM Capital are used for Soft Dollar Products which may benefit the accounts managed by AIM, AIM Capital and APAM; however, APAM does not provide any soft dollar research benefit to the Funds and/or other accounts managed by AIM or AIM Capital.

     AIM and AIM Capital attempt to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if AIM and AIM Capital conclude that the Broker supplying the product is capable of providing best execution.

     Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars. AIM uses soft dollars to purchase two types of Soft Dollar Products:

     -    proprietary research created by the Broker executing the trade, and

     - other products created by third parties that are supplied to AIM through the Broker executing the trade.

     Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in-house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. AIM periodically rates the quality of proprietary research produced by various Brokers. Based on the evaluation of the quality of information that AIM receives from each Broker, AIM develops an estimate of each Broker's share of AIM clients' commission dollars. AIM attempts to direct trades to the firms to meet these estimates.

     AIM also used soft dollars to acquire products from third parties that are supplied to AIM through Brokers executing the trades or other Brokers who "step in" to a transaction and receive a portion of the brokerage commission for the trade. AIM may from time to time instruct the executing Broker to allocate or "step out" a portion of a transaction to another Broker. The Broker to which AIM has "stepped out" would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been "stepped out." Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

     Soft Dollar Products received from Brokers supplement AIM's own research (and the research of certain of its affiliates), and may include the following types of products and services:

     - Database Services - comprehensive databases containing current and/or historical information on companies and industries and indices. Examples include historical securities prices, earnings estimates and financial data. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

     - Quotation/Trading/News Systems - products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

     - Economic Data/Forecasting Tools - various macro economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.

     - Quantitative/Technical Analysis - software tools that assist in quantitative and technical analysis of investment data.

     - Fundamental/Industry Analysis - industry specific fundamental investment research.

     - Fixed Income Security Analysis - data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, which are relevant to fixed income securities.

     - Other Specialized Tools - other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.

     If AIM determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), AIM will allocate the costs of such service or product accordingly in its reasonable discretion. AIM will allocate brokerage commissions to Brokers only for the portion of the service or product that AIM determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

     Outside research assistance is useful to AIM since the Brokers used by AIM tend to provide more in-depth analysis of a broader universe of securities and other matters than AIM's staff follows. In addition, such services provide AIM with a diverse perspective on financial markets. Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any Broker in the execution of transactions in portfolio securities. In some cases, Soft Dollar Products are available only from the Broker providing them. In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments. AIM believes that because Broker research supplements rather than replaces AIM's research, the receipt of such research tends to improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. To the extent the Funds' portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Funds might exceed those that might otherwise have been paid.

     AIM may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the Broker; and (2) the research services provided by the Broker. Portfolio transactions may be effected through Brokers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients, provided that AIM believes such Brokers provide best execution and such transactions are executed in compliance with AIM's policy against using directed brokerage to compensate Brokers for promoting or selling AIM Fund shares. AIM will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.

DIRECTED BROKERAGE (RESEARCH SERVICES)


     Directed brokerage (research services) paid by each of the Funds during the last fiscal year or period ended October 31, 2007 are found in Appendix K.


REGULAR BROKERS OR DEALERS


     Information concerning the Funds' acquisition of securities of their regular Brokers or Dealers during the last fiscal year or period ended October 31, 2007 is found in Appendix K.

ALLOCATION OF PORTFOLIO TRANSACTIONS

     AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

     Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in IPOs. Purchases of IPOs by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. It shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO, and, when the full amount of all IPO orders for such AIM Funds and accounts cannot be filled completely, to allocate such transactions in accordance with the following procedures:

     AIM or the Sub-Advisors will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including market capitalization/liquidity suitability and sector/style suitability of the investment with the AIM Fund's or account's investment objective, policies, strategies and current holdings. The allocation of securities issued in IPOs will be made to eligible AIM Funds and accounts on a pro rata basis based on order size.

     On occasion, when the Sub-Advisors are purchasing certain thinly-traded securities or shares in an IPO for AIM China Fund, AIM Japan Fund, AIM Trimark Endeavor Fund, AIM Trimark Fund or AIM Trimark Small Companies Fund, the situation may arise that a Sub-Advisor is unable to obtain sufficient securities to fill the orders of a Fund or all other relevant clients. In that situation, the Sub-Advisor is required to use pro-rata allocation methods that ensure the fair and equitable treatment of all clients.


     Invesco Institutional allocates equity IPOs on a pro rata basis based on account size or in such other manner believed by Invesco Institutional to be fair and equitable.


     The requirement of pro-rata allocation is subject to limited exceptions, such as when the Fund is subject to special investment objectives or size constraints on investment positions.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES


TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES



     If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank (including a bank trust department), an insurance company separate account, an investment advisor, an administrator or trustee of a retirement plan or a qualified tuition plan or a sponsor of a fee-based program that maintains a master account (an omnibus account) with the Fund for trading on behalf of its customers, different guidelines, conditions and restrictions may apply than if you held your shares of the Fund directly. These differences may include, but are not limited to: (i) different eligibility standards to purchase and sell shares, different eligibility standards to invest in funds with limited offering status and different eligibility standards to exchange shares by telephone; (ii) different minimum and maximum initial and subsequent purchase amounts; (iii) system inability to provide Letter of Intent privileges; and (iv) different annual amounts (less than 12%) subject to withdrawal under a Systematic Redemption Plan without being subject to a contingent deferred sales charge. The financial intermediary through whom you are investing may also choose to adopt different exchange and/or transfer limit guidelines and restrictions, including different trading restrictions designed to discourage excessive or short-term trading. The financial intermediary through whom you are investing may also choose to impose a redemption fee that has different characteristics, which may be more or less restrictive, than the redemption fee currently imposed on certain Funds.



     If the financial intermediary is managing your account, you may also be charged a transaction or other fee by such financial intermediary, including service fees for handling redemption transactions. Consult with your financial intermediary (or, in the case of a retirement plan, your plan sponsor) to determine what fees, guidelines, conditions and restrictions, including any of the above, may be applicable to you.



PURCHASE AND REDEMPTION OF SHARES



Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund



     INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash Fund) is grouped into one of four categories to determine the applicable initial sales charge for its Class A Shares. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.



     Class A Shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.



CATEGORY I FUNDS



AIM Asia Pacific Growth Fund
AIM Basic Balanced Fund
AIM Basic Value Fund
AIM Capital Development Fund
AIM Charter Fund
AIM China Fund
AIM Conservative Allocation Fund
AIM Constellation Fund
AIM Developing Markets Fund
AIM Diversified Dividend Fund
AIM Dynamics Fund
AIM Energy Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Financial Services Fund
AIM Global Aggressive Growth Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Value Fund
AIM Gold & Precious Metals Fund
AIM Growth Allocation Fund

AIM Income Allocation Fund
AIM Independence Now Fund
AIM Independence 2010 Fund
AIM Independence 2020 Fund
AIM Independence 2030 Fund
AIM Independence 2040 Fund
AIM Independence 2050 Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM Japan Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Leisure Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund
AIM Moderate Allocation Fund
AIM Moderate Growth Allocation Fund
AIM Moderately Conservative Allocation Fund
AIM Multi-Sector Fund
AIM Real Estate Fund
AIM Select Equity Fund
AIM Select Real Estate Income Fund
AIM Small Cap Equity Fund
AIM Small Cap Growth Fund
AIM Structured Core Fund
AIM Structured Growth Fund
AIM Structured Value Fund
AIM Summit Fund
AIM Technology Fund
AIM Trimark Endeavor Fund
AIM Trimark Fund
AIM Trimark Small Companies Fund
AIM Utilities Fund



                                      Investor's Sales Charge        Dealer
                                    --------------------------     Concession
                                         As a          As a           As a
                                      Percentage    Percentage     Percentage
                                    of the Public   of the Net   of the Public
     Amount of Investment in           Offering       Amount        Offering
        Single Transaction              Price        Invested        Price
---------------------------------   -------------   ----------   -------------
             Less than $   25,000       5.50%          5.82%         4.75%
$ 25,000 but less than $   50,000       5.25           5.54          4.50
$ 50,000 but less than $  100,000       4.75           4.99          4.00
$100,000 but less than $  250,000       3.75           3.90          3.00
$250,000 but less than $  500,000       3.00           3.09          2.50
$500,000 but less than $1,000,000       2.00           2.04          1.60

CATEGORY II FUNDS



AIM High Income Municipal Fund
AIM High Yield Fund
AIM Income Fund
AIM Intermediate Government Fund
AIM International Total Return Fund
AIM Municipal Bond Fund
AIM Total Return Bond Fund



                                      Investor's Sales Charge        Dealer
                                    --------------------------     Concession
                                         As a          As a           As a
                                      Percentage    Percentage     Percentage
                                    of the Public   of the Net   of the Public
     Amount of Investment in           Offering       Amount        Offering
        Single Transaction              Price        Invested        Price
---------------------------------   -------------   ----------   -------------
             Less than $   50,000       4.75%          4.99%         4.00%
$ 50,000 but less than $  100,000       4.00           4.17          3.25
$100,000 but less than $  250,000       3.75           3.90          3.00
$250,000 but less than $  500,000       2.50           2.56          2.00
$500,000 but less than $1,000,000       2.00           2.04          1.60



CATEGORY III FUNDS



AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund



                                      Investor's Sales Charge        Dealer
                                    --------------------------     Concession
                                         As a          As a           As a
                                      Percentage    Percentage     Percentage
                                    of the Public   of the Net   of the Public
     Amount of Investment in           Offering       Amount        Offering
        Single Transaction              Price        Invested        Price
---------------------------------   -------------   ----------   -------------
             Less than $  100,000       1.00%          1.01%         0.75%
$100,000 but less than $  250,000       0.75           0.76          0.50
$250,000 but less than $1,000,000       0.50           0.50          0.40



     As of the close of business on October 30, 2002, Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.



CATEGORY IV FUNDS



AIM Floating Rate Fund
AIM LIBOR Alpha Fund
AIM Short Term Bond Fund

                                                                     Dealer
                                       Investor's Sales Charge     Concession
                                         As a          As a           As a
                                      Percentage    Percentage     Percentage
                                    of the Public   of the Net   of the Public
     Amount of Investment in           Offering       Amount        Offering
        Single Transaction              Price        Invested        Price
---------------------------------   -------------   ----------   -------------
             Less than $  100,000       2.50%          2.56%         2.00%
$100,000 but less than $  250,000       2.00           2.04          1.50
$250,000 but less than $  500,000       1.50           1.52          1.25
$500,000 but less than $1,000,000       1.25           1.27          1.00



     LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A Shares of Category I, II, III or IV Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, III or IV Funds and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. If an investor makes a Large Purchase of Class A shares of a Category I, II or IV Fund, each share will generally be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase.



     AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.



     PURCHASES OF CLASS A SHARES BY NON-RETIREMENT PLANS. AIM Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I, II or IV Funds by investors other than: (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Code, and (ii) retirement plans that are maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to
Section 501(c)(3) of the Code:



                              PERCENT OF PURCHASES



                         1% of the first $2 million
                         plus 0.80% of the next $1 million
                         plus 0.50% of the next $17 million
                         plus 0.25% of amounts in excess of $20 million



     If (i) the amount of any single purchase order plus (ii) the public offering price of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).



     If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I, II or IV Fund, AIM Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I, II or IV Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.



     PURCHASES OF CLASS A SHARES BY CERTAIN RETIREMENT PLANS AT NAV. For purchases of Class A shares of Category I, II and IV Funds, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value ("NAV") to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan's purchase of such Class A shares is a new investment (as defined below):



                              PERCENT OF PURCHASES



                         0.50% of the first $20 million
                         plus 0.25% of amounts in excess of $20 million



     This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.



     A "new investment" means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares, or (iv) money returned from another fund family. If AIM Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, AIM Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.



     With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).



     PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."



DEFINITIONS



     As used herein, the terms below shall be defined as follows:



     - "Individual" refers to a person, as well as his or her Spouse or Domestic Partner and his or her Children;



     -    "Spouse" is the person to whom one is legally married under state law;



     - "Domestic Partner" is an adult with whom one shares a primary residence for at least six-months, is in a relationship as a couple where one or each of them provides personal or financial welfare of the other without a fee, is not related by blood and is not married;



     - "Child" or "Children" include a biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a person standing in loco parentis;



     -    "Parent" is a person's biological or adoptive mother or father;



     - "Step-child" is the child of one's Spouse by a previous marriage or relationship;

     -    "Step-parent" is the Spouse of a Child's Parent; and



     - "Immediate Family" includes an Individual (including, as defined above, a person, his or her Spouse or Domestic Partner and his or her Children) as well as his or her Parents, Step-parents and the Parents of Spouse or Domestic Partner.



INDIVIDUALS



     - an Individual (including his or her spouse or domestic partner, and children);



     - a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and



     - a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).



EMPLOYER-SPONSORED RETIREMENT PLANS



     - a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:



          a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);



          b.   each transmittal is accompanied by checks or wire transfers; and



          c. if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies AIM Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.



     HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.



LETTERS OF INTENT



     A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent ("LOI"); and (ii) subsequently fulfilling the conditions of that LOI. Employer-sponsored retirement plans, with the exception of Solo 401(k) plans and SEP plans, are not eligible for a LOI.



     The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:

     Calculating the Initial Sales Charge



     - Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).



     - It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.



     - The offering price may be further reduced as described below under "Rights of Accumulation" if AIS, the Funds' transfer agent ("Transfer Agent") is advised of all other accounts at the time of the investment.



     - Reinvestment of dividends and capital gains distributions acquired during the 13-month LOI period will not be applied to the LOI.



     Calculating the Number of Shares to be Purchased



     - Purchases made and shares acquired through reinvestment of dividends and capital gains distributions prior to the LOI effective date will be applied toward the completion of the LOI based on the value of the shares calculated at the public offering price on the effective date of the LOI.



     - If a purchaser wishes to revise the LOI investment amount upward, he, she or it may submit a written and signed request at anytime prior to the completion of the original LOI. This revision will not change the original expiration date.



     - The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.



     Fulfilling the Intended Investment



     - By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.



     - To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.



     - If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.



     Canceling the LOI



     - If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors or its designee.



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


     - If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.



     Other Persons Eligible for the LOI Privilege



     The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.



     LOIs and Contingent Deferred Sales Charges



     All LOIs to purchase $1,000,000 or more of Class A Shares of Category I, II and IV Funds are subject to an 18-month, 1% CDSC.



RIGHTS OF ACCUMULATION



     A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.



     If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.



     To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.



     Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.



     If an investor's new purchase of Class A shares of a Category I, II or IV Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 month holding period.



REINSTATEMENT FOLLOWING REDEMPTION



     If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested in Class A shares with no initial sales charge. This reinstatement privilege does not apply to:



     - A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or



     - A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.



     OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.



     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.



     PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. It is the purchaser's responsibility to notify AIM Distributors or its designee of any qualifying relationship at the time of purchase.



     AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.



     Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:



     - Any current or retired trustee, director, officer or employee of any AIM Fund or of Invesco Ltd. or any of its subsidiaries or affiliates, or any foundation, trust or employee benefit plan maintained by any of them (this includes any members of their Immediate Family);



     - Any current or retired officer, director, or employee (and members of their Immediate Family) of DST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;



     - Any registered representative or employee of any intermediary who has an agreement with AIM Distributors to sell shares of the Funds (this includes any members of their Immediate Family);



     - Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship);



     - Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which AIM Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account;



     - Employer-sponsored retirement plans that are Qualified Purchasers, as defined above, provided that:



          a.   the plan has assets of at least $1 million;

          b. there are at least 100 employees eligible to participate in the plan; or



          c. all plan transactions are executed through a single omnibus account per Fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code;



     -    "Grandfathered" shareholders as follows:



          a. Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;



          b. Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares and who purchase additional shares of AIM Constellation Fund or AIM Charter Fund, respectively;



          c. Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Constellation Fund is effected within 30 days of the redemption or repurchase;



          d. A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;



          e. Shareholders of the former GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;



          f. Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;



          g. Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund; and



          h. Additional purchases of Class A shares by shareholders of record of Class K shares on October 21, 2005 whose Class K shares were converted to Class A shares;



     - Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and members of their Immediate Family);



     -    Qualified Tuition Programs created and maintained in accordance with
          Section 529 of the Code;



     -    Insurance company separate accounts;



     - Retirement plan established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account) if:

          a. such plan is funded by a rollover of assets from an Employer-Sponsored Retirement Plan;



          b. the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof; and



          c. the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof.



     - Transfers to IRAs that are attributable to AIM Fund investments held in 403(b)(7)s, SIMPLEs, SEPs, SARSEPs, Traditional or Roth IRAs; and



     - Rollovers from AIM-held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPs, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an AIM IRA.



     In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:



     -    when reinvesting dividends and distributions;



     - when exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund; as more fully described in the Prospectus;



     - the purchase of shares in connection with the repayment of a retirement plan loan administered by AIS;



     - as a result of a Fund's merger, consolidation or acquisition of the assets of another Fund;



     - the purchase of Class A shares with proceeds from the redemption of Class B or Class C shares where the redemption and purchase are effectuated on the same business day; or



     -    when buying Class A shares of AIM Tax-Exempt Cash Fund.



     PAYMENTS TO DEALERS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.



     The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), insurance company separate account, transfer agent, registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with AIM Distributors or one or more of its corporate affiliates (collectively, the "ADI Affiliates"). In addition to those payments, ADI Affiliates may make additional cash payments to financial advisors in connection with the promotion and sale of shares of AIM Funds. ADI Affiliates make these payments from their own resources, from AIM Distributors' retention of underwriting concessions and from payments to AIM Distributors under Rule 12b-1 plans. In the case of sub-accounting payments, discussed below, ADI Affiliates will be reimbursed directly by the AIM Funds for such payments. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial advisor, or one or more of its affiliates, may receive payments under more than one or all categories. Most financial advisors that sell shares of AIM Funds receive one or more types of these cash payments. Financial advisors negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial advisor to another. ADI Affiliates do not make an independent assessment of the cost of providing such services.



     A list of certain financial advisors that received one or more types of payments below during the prior calendar year is attached here as Appendix L. This list is not necessarily current and will change over time. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to financial advisors not listed below. Accordingly, please contact your financial advisor to determine whether they currently may be receiving such payments and to obtain further information regarding any such payments.



     FINANCIAL SUPPORT PAYMENTS. ADI Affiliates make financial support payments as incentives to certain financial advisors to promote and sell shares of AIM Funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing AIM Funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Financial support payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including AIM Funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisor programs - some of which may generate certain other payments described below.)



     The financial support payments ADI Affiliates make may be calculated on sales of shares of AIM Funds ("Sales-Based Payments"), in which case the total amount of such payments shall not exceed 0.25% (for non-Institutional Class shares) or 0.10% (for Institutional Class shares) of the public offering price of all such shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM Funds attributable to that particular financial advisor ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of AIM Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of AIM Funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.



     SUB-ACCOUNTING AND NETWORKING SUPPORT PAYMENTS. AIS, an ADI Affiliate, acts as the transfer agent for the AIM Funds, registering the transfer, issuance and redemption of AIM Fund shares, and disbursing dividends and other distributions to AIM Funds shareholders. However, many AIM Fund shares are owned or held by financial advisors, as that term is defined above, for the benefit of their customers. In those cases, the AIM Funds often do not maintain an account for the shareholder. Thus, some or all of the transfer agency functions for these accounts are performed by the financial advisor. In these situations, ADI Affiliates may make payments to financial advisors that sell AIM Fund shares for certain transfer agency services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% (for non-Institutional Class shares) or 0.10% (for Institutional Class shares) of average annual assets of such share classes or $19 per annum per shareholder account (for non-Institutional Class shares only). ADI Affiliates also may make payments to certain financial advisors that sell AIM Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that ADI Affiliates may make under this category include, among others, payment of networking fees of up to $12 per shareholder account maintained on certain mutual fund trading systems.



     All fees payable by ADI Affiliates pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement are charged back to the AIM Funds, subject to certain limitations approved by the Board of the Trust.

     OTHER CASH PAYMENTS. From time to time, ADI Affiliates, at their expense and out of their own resources, may provide additional compensation to financial advisors which sell or arrange for the sale of shares of the Fund. Such compensation provided by ADI Affiliates may include payment of ticket charges per purchase or exchange order placed by a financial advisor, one-time payments for ancillary services such as setting up funds on a financial advisor's mutual fund trading systems, financial assistance to financial advisors that enable ADI Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial advisor-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority ("FINRA") (formerly, NASD, Inc.). ADI Affiliates make payments for entertainment events it deems appropriate, subject to ADI Affiliates guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.



     ADI Affiliates are motivated to make the payments described above since they promote the sale of AIM Fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of AIM Funds or retain shares of AIM Funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the AIM Funds with respect to those assets.



     In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in the prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the AIM Funds, as well as about fees and/or commissions it charges. You should consult disclosures made by your financial advisor at the time of purchase.



Purchases of Class B Shares



     Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.



Purchases of Class C Shares



     Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM LIBOR Alpha Fund or AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund) at the time of such sales. Payments with respect to Funds other than AIM Floating Rate Fund will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. Payments with respect to AIM Floating Rate Fund will equal 0.75% of the purchase price and will consist of a sales commission of 0.50% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

Payments with Regard to Converted Class K Shares



     For Class A shares acquired by a former Class K shareholder (i) as a result of a fund merger; or (ii) as a result of the conversion of Class K shares into Class A shares on October 21, 2005, AIM Distributors will pay financial intermediaries 0.45% on such Class A shares as follows: (i) 0.25% from the Class A shares' Rule 12b-1 plan fees; and (ii) 0.20% from AIM Distributors' own resources provided that, on an annualized basis for 2005 as of October 21, 2005, the 0.20% exceeds $2,000 per year.



Purchase and Redemption of Class P Shares



     Certain former investors in the AIM Summit Plans I and II may acquire Class P shares at net asset value. Please see AIM Summit Fund's Prospectus for details.



Purchases of Class R Shares



     Class R shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I, II or IV Funds, AIM Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:



                         PERCENT OF CUMULATIVE PURCHASES



               0.75% of the first $5 million
               plus 0.50% of amounts in excess of $5 million



     With regard to any individual purchase of Class R shares, AIM Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s).



Purchases of Investor Class Shares



     Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. AIM Distributors may pay dealers and institutions an annual service fee of 0.25% of average daily net assets and such payments will commence immediately. The Investor Class is closed to new investors.



Purchases of Institutional Class Shares



     Institutional Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Please refer to the Institutional Class Prospectus for more information.



Exchanges



     TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

Redemptions



     GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received in good order. Such an arrangement is subject to timely receipt by AIS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge and any applicable redemption fee) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.



     SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.



     SYSTEMATIC REDEMPTION PLAN. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Redemption Plan, all shares are to be held by AIS. To provide funds for payments made under the Systematic Redemption Plan, AIS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.



     Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of Class A shares, it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.



     Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.



Contingent Deferred Sales Charges Imposed upon Redemption of Shares



     A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I, II and IV Funds, upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM LIBOR Alpha Fund or AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class R shares. See the Prospectus for additional information regarding CDSCs.



     CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II or IV Fund, will not be subject to a CDSC upon the redemption of those shares in the following situations:



     - Redemptions of shares of Category I, II or IV Funds held more than 18 months;



     - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class A shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;



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     -    Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;



     - Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;



     - Redemptions following the death or post-purchase disability of (i) any registered shareholders on an account or (ii) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability, provided that shares have not been commingled with shares that are subject to CDSC;



     - Amounts from a monthly, quarterly or annual Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis provided the investor reinvests his dividends. At the time the withdrawal plan is established, the account value must be $5,000 or more;



     CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:



     - Additional purchases of Class C shares of AIM International Core Equity Fund and AIM Real Estate Fund by shareholders of record on April 30, 1995, of AIM International Value Fund, predecessor to AIM International Core Equity Fund, and AIM Real Estate Fund, except that shareholders whose broker-dealers maintain a single omnibus account with AIS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;



     - Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability, provided that shares have not been commingled with shares that are subject to CDSC;



     - Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and
          Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular Fund;
          (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;



     - Amounts from a monthly or quarterly Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis provided the investor reinvests his dividends. At the time the withdrawal plan is established, the account value must be $5,000 or more;



     - Liquidation initiated by the Fund when the account value falls below the minimum required account size of $500; and



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     -    Investment account(s) of AIM and its affiliates.



     CDSCs will not apply to the following redemptions of Class C shares:



     - A total or partial redemption of shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;



     - A total or partial redemption which is necessary to fund a distribution requested by a participant in a retirement plan maintained pursuant to Section 401, 403, or 457 of the Code; and



     - Redemptions of Class C shares of a Fund other than AIM LIBOR Alpha Fund or AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund.



     CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS R SHARES. CDSCs will not apply to the following redemptions of Class R shares:



     - A total or partial redemption of Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and



     - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class R shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.



General Information Regarding Purchases, Exchanges and Redemptions



     GOOD ORDER. Purchase, exchange and redemption orders must be received in good order in accordance with AIS policy and procedures and U.S. regulations. AIS reserves the right to refuse transactions. Transactions not in good order will not be processed and once brought into good order, will receive current price. To be in good order, an investor or financial intermediary must supply AIS with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AIS in its sole discretion. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss.



     AUTHORIZED AGENTS. AIS and AIM Distributors may authorize agents to accept purchase and redemption orders that are in good form on behalf of the AIM Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. The Fund will be deemed to have received the purchase or redemption order when the Fund's authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by the Fund's authorized agent or its designee.



     SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; (4) written redemptions or exchanges of shares held in certificate form previously reported to AIM as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record; and (5) requests to redeem accounts where the proceeds are over $250,000 or the proceeds are to be sent to an address or a bank other than the address or bank of record. AIM Funds may waive or modify any signature guarantee requirements at any time.



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     Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AIS' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. Notary public signatures are not an acceptable replacement for a signature guarantee. AIS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the total transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution" and to determine how to fulfill a signature guarantee requirement, an investor should contact the Client Services Department of AIS.



     TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.



     INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number (PIN). By establishing a PIN the investor acknowledges and agrees that neither AIS nor AIM Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds. Policies for processing transactions via the Internet may differ from policies for transactions via telephone due to system settings.



     ABANDONED PROPERTY. It is the responsibility of the investor to ensure that AIS maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to AIS. Upon receiving returned mail, AIS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AIS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. AIS is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.



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


     MISCELLANEOUS FEES. In certain circumstances, the intermediary maintaining the shareholder account through which your Fund shares are held may assess various fees related to the maintenance of that account, such as:



     - an annual custodial fee on accounts where AIM Distributors acts as the prototype sponsor;



     -    expedited mailing fees in response to overnight redemption requests;
          and



     - copying and mailing charges in response to requests for duplicate statements.



Please consult with your intermediary for further details concerning any applicable fees.


INSTITUTIONAL CLASS SHARES

     Before the initial purchase of shares, an investor must submit a completed account application to his financial intermediary, who should forward the application to AIM Investment Services, Inc. at P.O. Box 4497, Houston, Texas 77210-4497. An investor may change information in his account application by submitting written changes or a new account application to his intermediary or to AIS.

     Purchase and redemption orders must be received in good order. To be in good order, the financial intermediary must give AIS all required information and documentation with respect to the investor. If the intermediary fails to deliver the investor's payment on the required settlement date, the intermediary must reimburse the Fund for any overdraft charges incurred.

     A financial intermediary may submit a written request to AIS for correction of transactions involving a Fund's shares. If AIS agrees to correct a transaction, and the correction requires a dividend adjustment, the intermediary must agree in writing to reimburse a Fund for any resulting loss.

     An investor may terminate his relationship with an intermediary and become the shareholder of record on his account. However, until the investor establishes a relationship with an intermediary, the investor will not be able to purchase additional shares of the Funds, except through the reinvestment of distributions.

     Payment for redeemed shares is normally made by Federal Reserve wire to the bank account designated in the investor's account application, but may be sent by check at the investor's request. By providing written notice to his financial intermediary or to AIS, an investor may change the bank account designated to receive redemption proceeds. AIS may request additional documentation.

     AIS may request that an intermediary maintain separate master accounts in the Funds for shares held by the intermediary (a) for its own account, for the account of other institutions and for accounts for which the intermediary acts as a fiduciary; and (b) for accounts for which the intermediary acts in some other capacity. An intermediary may aggregate its master accounts and sub-accounts to satisfy the minimum investment requirement.

     Platform sponsors that provide investment vehicles to fund Section 401 defined contribution plans and have entered into written agreements with AIM Distributors to waive applicable investment minimums may purchase Institutional Class shares for accounts within such plans.

OFFERING PRICE

     The following formula may be used to determine the public offering price per Class A share of an investor's investment:

     Net Asset Value / (1 - Sales Charge as % of Offering Price ) = Offering Price.


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


     For example, at the close of business on October 31, 2007, AIM Global Health Care Fund - Class A shares had a net asset value per share of $31.94. The offering price, assuming an initial sales charge of 5.50%, therefore was $33.80.


     Institutional Class shares of the Funds are offered at net asset value.

Calculation of Net Asset Value


     Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. Futures contracts maybe valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. Generally, the portfolio securities for non-money market funds are recorded in the NAV no later than trade date plus one, except that on fiscal quarter ends such securities are recorded on trade date. For money market funds, portfolio securities are recorded in the NAV on trade date. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statement due to adjustments required by generally accepted accounting principles made to the net asset value of the Fund at period end.



     Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.



     A security listed or traded on an exchange (excluding convertible bonds) held by a Fund is valued at its last sales price or official closing price on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Each equity security traded in the over-the-counter market is valued on the basis of prices furnished by independent pricing services vendors or market makers. Debt securities (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendor may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.



     Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Short-term investments (including commercial paper) are valued at amortized cost when the security has 60 days or less to maturity.


     Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of the a Fund's shares are determined at such times. Occasionally, events affecting the values of such


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

securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If AIM believes a development/event has actually caused a closing price to no longer reflect current market value, the closing price may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.


     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.


     Fund securities primarily traded in foreign markets may be traded in such markets on days that are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when an investor cannot exchange or redeem shares of the Fund.


     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.


REDEMPTIONS IN KIND

     Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, a Fund may make a redemption in kind if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Funds, has made an election under Rule 18f-1 under the 1940 Act (a "Rule 18f-1 Election"), and therefore, the Trust, on behalf of a Fund is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.

BACKUP WITHHOLDING


     Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a correctly completed and currently effective IRS Form W-8 (for non-resident aliens) or Form W-9



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

(certifying exempt status) accompanying the registration information will generally be subject to backup withholding.


     Each AIM Fund, and other payers, generally must withhold 28% of redemption payments and reportable dividends, (whether paid or accrued), including exempt interest dividends, in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.


     An investor is subject to backup withholding if:

     1.   the investor fails to furnish a correct TIN to the Fund;

     2.   the IRS notifies the Fund that the investor furnished an incorrect
          TIN;

     3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

     4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

     5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.


     Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.


     Certain payees and payments are exempt from backup withholding and information reporting. AIM or AIS will not provide Form 1099 to those payees.

     Investors should contact the IRS if they have any questions concerning withholding.

     IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

     NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

     It is the present policy of each Fund (except AIM LIBOR Alpha Fund and AIM International Total Return Fund) to declare and pay annually net investment income dividends and capital gain distributions. AIM LIBOR Alpha fund generally declares and pays monthly net investment income dividends and declares and pays annually any capital gain distributions. AIM International Total Return Fund generally declares and pays quarterly net investment income dividends and declares and pays annually any capital gain distributions. It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gains. In determining the amount of capital gains, if any, available for distribution, capital gains will generally be offset against available net capital loss, if any, carried forward from previous fiscal periods.



     All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Purchasing Shares - Automatic Dividend and Distribution Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.


     Dividends on Class B, Class C and Class R shares of certain funds are expected to be lower than those for Class A and Institutional Class shares of the same Fund because of higher distribution fees paid by Class B, Class C and Class R shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principles under the 1940 Act and the Code.

TAX MATTERS

     The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes an amount equal to (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.


     Each Fund presently intends to elect under applicable Treasury regulations to treat any net capital loss and any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding taxable year in determining its taxable income from the current taxable year. Certain Funds may also elect under the same regulations to treat all or part of any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding taxable year.



     Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and/or gain that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The IRS has not published any guidance concerning the methods to be used in allocating investment income and capital gains to redemptions of shares. In the event that the IRS determines that a Fund is using an improper method of allocation and has under-distributed its net investment income or capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.


     In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities), other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from certain publicly traded partnerships (the "Income Requirement"). Under certain circumstances, a Fund may be required to sell portfolio holdings to meet this requirement.

     In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of certain publicly traded partnerships.

     For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such futures contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

     Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighting of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

     Under an IRS revenue procedure, a Fund may treat its position as lender under a repurchase agreement as a U.S. Government security for purposes of the Asset Diversification Test where the repurchase agreement is fully collateralized (under applicable SEC standards) with securities that constitute U.S. Government securities.


     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain (net long-term capital gain over any net short-term capital loss)) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction (to the extent discussed below) in the case of corporate shareholders and will be included in the qualified dividend income of non-corporate shareholders. See "Fund Distributions" below.

     DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a forward foreign currency contract or of foreign currency itself, will generally be treated as ordinary income or loss. In certain cases, a fund may make an election to treat such gain or loss as capital.

     Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

     Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

     Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

     Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed or be less than its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income, or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.


     SWAP AGREEMENTS. A Fund may enter into swap agreements as permitted by each Fund's prospectus. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain types of swap agreements. Moreover, the rules governing the tax aspects of certain types of these agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. Each Fund intends to monitor developments in this area.


     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

     Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the IRS determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

     PFIC INVESTMENTS. The Funds are permitted to invest in foreign equity securities and thus may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

     The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition and character of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

     FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other non-corporate taxpayers to the extent that shareholders have held their fund shares for a minimum required period and the distributions satisfy other requirements that are discussed below and to the extent that shareholders have held their fund shares for a minimum required period.


     A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at maximum rates of 15% or 25%, depending on the nature of the capital gain, for non-corporate shareholders) depending on the nature of the capital gain regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.


     Subject to applicable Code limitations, each Fund will be allowed to take into account a net capital loss (excess of losses over gains from the sale of capital assets) from a prior taxable year as a short-term capital loss for the current taxable year in determining its investment company taxable income and net capital gain.

     Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends, if any, received by the Fund from domestic corporations for the taxable year.


     Ordinary income dividends paid by a Fund to individuals and other non-corporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Dividends received by the Fund from PFICs are not qualifying dividends and dividends received by a Fund from REITs are not generally qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.



     Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by a Fund to a non-corporate shareholder may not exceed the maximum applicable capital gains rate for non-corporate taxpayers. The AMT applicable to corporations may reduce the value of the dividends received deduction. However, certain small corporations are wholly exempt from the AMT.



     Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.


     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund).


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

Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the ex-dividend date.

     Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

     If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

     SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.


     The Transfer Agent may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them calculate their gain or loss from a sale or redemption. This information is supplied as a convenience to shareholders and will not be reported to the IRS. Although the IRS permits the use of several methods to determine the cost basis of mutual fund shares, the cost basis information provided by the Transfer Agent will be calculated using only the single-category average cost method. Neither the Transfer Agent nor a Fund recommends any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. Even if you have reported gains or losses for a Fund in past years using another method of basis determination, you may be able to use the average cost method for determining gains or losses in the current year. However, once you have elected to use the average cost method, you must continue to use it unless you apply to the IRS for permission to change methods.


     If a shareholder (a) incurs a sales load in acquiring shares of a Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

     BACKUP WITHHOLDING. The Funds may be required to withhold 28% of taxable distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding."

     FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than capital gain dividends) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution to the extent discussed below. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gain realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gain.



     However, amounts designated as capital gain dividends that are attributable to certain capital gain dividends received from REITs will not be exempt from U.S. federal income tax and may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). Foreign shareholders owning more than 5% of the shares of a fund should consult their tax advisors as different tax consequences may apply to their receipt of such capital gain dividends.



     If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.


     In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.


     Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from the Foreign Tax Election (as described below), but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.


     Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax adviser or the IRS.

     Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit. Estates of non-resident alien shareholders dying after December 31, 2004 and before January 1, 2008 will be able to exempt from federal estate tax the proportion of the value of a Fund's shares attributable to "qualifying assets" held by the Fund at the end of the quarter immediately preceding the non-resident alien shareholder's death (or such other time as the IRS may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Shareholders will be advised annually of the portion of a Fund's assets that constituted qualifying assets at the end of each quarter of its taxable year.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

     FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld will generally be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.


     If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election") in lieu of deducting such amount in determining its investment company taxable income. Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to AMT.


     Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income, and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.


     EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on January 15, 2008. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.


     Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS

     The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A shares, Class B shares, Class C shares, Class R and Investor Class shares, if applicable, (collectively the "Plans"). Each Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of the applicable class.

                FUND                  CLASS A   CLASS B   CLASS C   CLASS R   INVESTOR CLASS
                ----                  -------   -------   -------   -------   --------------
AIM China Fund                         0.25%     1.00%     1.00%     N/A           N/A
AIM Developing Markets Fund            0.25      1.00      1.00      N/A           N/A
AIM Global Health Care Fund            0.25      1.00      1.00      N/A           0.25%
AIM International Total Return Fund    0.25      1.00      1.00      N/A           N/A
AIM Japan Fund                         0.25      1.00      1.00      N/A           N/A
AIM LIBOR Alpha Fund                   0.25       N/A      1.00      0.50%         N/A
AIM Trimark Endeavor Fund              0.25      1.00      1.00      0.50          N/A
AIM Trimark Fund                       0.25      1.00      1.00      0.50          N/A
AIM Trimark Small Companies Fund       0.25      1.00      1.00      0.50          N/A

     All of the Plans compensate AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

     Amounts payable by a Fund under the Class A, Class B, Class C, Class R and Investor Class Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. These Plans do not obligate the Funds to reimburse AIM Distributors for the actual allocated share of expenses AIM Distributors may incur in fulfilling its obligations under these Plans. Thus, even if AIM Distributors' actual expenses exceeds the fee payable to AIM Distributors at any given time, under these Plans the Funds will not be obligated to pay more than that fee. If AIM Distributors' actual allocated share of expenses is less than the fee it receives, under these Plans AIM Distributors will retain the full amount of the fee.

     AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A shares, Class C shares, Class R shares or Investor Class shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.


     AIM Distributors has contractually agreed through June 30, 2008, to waive 0.50% of average net assets of AIM LIBOR Alpha Fund's Class C shares Rule 12b-1 distribution plan payments. This contractual fee waiver is set forth in the Fee Table to the Fund's Prospectus and may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM Distributors and the Fund.


     The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R and Investor Class shares, as applicable, attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including


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

AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

     AIM Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If AIM Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

     Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

     Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.


     Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of FINRA.



     See Appendix M for a list of the amounts paid by each class of shares of each Fund to AIM Distributors pursuant to the Plans for the year, or period, ended October 31, 2007 and Appendix N for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the year or period ended October 31, 2007.


     As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

     The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.


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

     Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

     Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

     The Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR

     The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

     The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

     AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B, Class C and Class R shares of the Funds at the time of such sales.

     Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

     AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for AIM LIBOR Alpha Fund) at the time of such sales. Payments with respect to Class C shares (except for AIM LIBOR Alpha Fund) will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares (except for AIM LIBOR Alpha Fund) for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to


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

shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.

     AIM Distributors may pay dealers and institutions who sell Class C shares of AIM LIBOR Alpha Fund an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence immediately.

     AIM Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If AIM Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

     The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on 60 days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay contingent deferred sales charges.


     Total sales charges (front end and contingent deferred sales charges) paid in connection with the sale of shares of each class of each Fund, if applicable, for the last three fiscal years or period ended October 31, 2007, are found in Appendix O.


                              FINANCIAL STATEMENTS


     Each Fund's Financial Statements for the period ended October 31, 2007, including the Financial Highlights and the report of the independent registered public accounting firm pertaining thereto, are incorporated by reference into this Statement of Additional Information ("SAI") from such Fund's Annual Report to shareholders contained in the Trust's Form N-CSR filed on January 4, 2008.


     The portions of such Annual Reports that are not specifically listed above will not be incorporated by reference into this SAI and will not be a part of this Registration Statement.

                               PENDING LITIGATION


     Settled Enforcement Actions Related to Market Timing



     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and ADI reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlements. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution



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


consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.



     The AIM Funds expect that the SEC will, in the near future, provide notice to the public that it has approved the distribution methodology (the "IDC Plan") determined by AIM's independent distribution consultant, as described above, and that payments from the two fair funds may be distributed in accordance with the terms of the IDC Plan. AIM has informed the AIM Funds that, as soon as practicable upon the SEC's issuance of such notice, AIM intends to make or cause to be made available further details regarding the IDC Plan and planned distributions thereunder on AIM's website, available at http:www.aiminvestments.com. AIM's website is not a part of this Statement of Additional Information or the prospectus of any AIM Fund. While the AIM Funds expect that the SEC will make the above-described notice available in the near future, neither AIM nor the AIM Funds are able to guarantee this or make any specific representation as to the actual timing of such notice's availability.



     Regulatory Action Alleging Market Timing



     On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.



     Private Civil Actions Alleging Market Timing



     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management Group Inc. ("AIM Management") and certain related entities, certain of their current and former officers and/or certain unrelated third parties) based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. A list identifying such lawsuits (excluding those lawsuits that have been recently transferred as mentioned herein) that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived is set forth in Appendix P-1.



     All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties. A list identifying the amended complaints in the MDL Court is included in Appendix P-1. Plaintiffs in two of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. These lawsuits are identified in Appendix P-1.



     Private Civil Actions Alleging Improper Use of Fair Value Pricing



     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately



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


employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived is set forth in Appendix P-2.



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                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

     The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

     Moody's corporate ratings are as follows:

     AAA: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

     A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers.

PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

     Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

     Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

     Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

     AAA: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     AA: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     BAA: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     BA: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     CAA: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     CA: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

     In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

     MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

     Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

     Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

     S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

                                S&P DUAL RATINGS

     S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P COMMERCIAL PAPER RATINGS

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

     An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

     Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

     Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

     The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

     Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

     Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                      FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

     The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B


                          PERSONS TO WHOM AIM PROVIDES
                NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS
                            (AS OF DECEMBER 31, 2007)



             SERVICE PROVIDER                              DISCLOSURE CATEGORY
------------------------------------------   -----------------------------------------------
ABN AMRO Financial Services, Inc.            Broker (for certain AIM funds)
AIM Investment Services, Inc.                Transfer Agent
Anglemyer & Co.                              Analyst (for certain AIM funds)
Ballard Spahr Andrews & Ingersoll, LLP       Legal Counsel
BB&T Capital Markets                         Broker (for certain AIM funds)
Bear, Stearns Pricing Direct                 Pricing Vendor (for certain AIM funds)
BOSC, Inc.                                   Broker (for certain AIM funds)
BOWNE & Co.                                  Financial Printer
Brown Brothers Harriman & Co.                Securities Lender (for certain AIM funds)
Cabrera Capital Markets                      Broker (for certain AIM funds)
CENVEO                                       Financial Printer
Charles River Systems, Inc.                  System Provider
Citigroup Global Markets, Inc.               Broker (for certain AIM funds)
Classic Printers Inc.                        Financial Printer
Color Dynamics                               Financial Printer
Commerce Capital Markets                     Broker (for certain AIM funds)
D.A. Davidson & Co.                          Broker (for certain AIM funds)
Earth Color Houston                          Financial Printer
EMCO Press                                   Financial Printer
Empirical Research Partners                  Analyst (for certain AIM funds)
Finacorp Securities                          Broker (for certain AIM funds)
DEPFA First Albany                           Broker (for certain AIM funds)
First Tryon Securities                       Broker (for certain AIM funds)
F T Interactive Data Corporation             Pricing Vendor
GainsKeeper                                  Software Provider (for certain AIM funds)
GCom2 Solutions                              Software Provider (for certain AIM funds)
George K. Baum & Company                     Broker (for certain AIM funds)
Glass, Lewis & Co.                           System Provider (for certain AIM funds)
Global Trend Alert                           Analyst (for certain AIM funds)
Greater Houston Publishers                   Financial Printer
Grover Printing                              Financial Printer
Gulfstream Graphics Corp.                    Financial Printer
Hattier, Sanford & Reynoir                   Broker (for certain AIM funds)
Hutchinson, Shockey, Erley & Co.             Broker (for certain AIM funds)
Imageset                                     Financial Printer
iMoneyNet, Inc.                              Rating & Ranking Agency (for certain AIM funds)
Infinity Web, Inc.                           Financial Printer
Initram Data, Inc.                           Pricing Vendor
Institutional Shareholder Services, Inc.     Proxy Voting Service (for certain AIM funds)
Invesco Senior Secured Management, Inc.      System Provider (for certain AIM funds)
Investortools, Inc.                          Broker (for certain AIM funds)
ITG, Inc.                                    Pricing Vendor (for certain AIM funds)
J.P. Morgan Securities, Inc.                 Analyst (for certain AIM funds)
JPMorgan Securities Inc.\Citigroup Global
   Markets Inc.\JPMorgan Chase Bank, N.A.    Lender (for certain AIM funds)
John Hancock Investment Management
   Services, LLC                             Sub-advisor (for certain sub-advised accounts)
Jorden Burt LLP                              Special Insurance Counsel
Kramer, Levin Naftalis & Frankel LLP         Legal Counsel

             SERVICE PROVIDER                              DISCLOSURE CATEGORY
------------------------------------------   -----------------------------------------------
Lipper, Inc.                                 Rating & Ranking Agency (for certain AIM funds)
Loan Pricing Corporation                     Pricing Service (for certain AIM funds)
Loop Capital Markets                         Broker (for certain AIM funds)
MarkIt Group Limited                         Pricing Vendor (for certain AIM funds)
Merrill Communications, LLC                  Financial Printer
Mesirow Financial, Inc.                      Broker (for certain AIM funds)
Moody's Investors Service                    Rating & Ranking Agency (for certain AIM funds)
Morgan Keegan & Company, Inc.                Broker (for certain AIM funds)
Morrison Foerster LLP                        Legal Counsel
MS Securities Services, Inc. and Morgan
   Stanley & Co. Incorporated                Securities Lender (for certain AIM funds)
Muzea Insider Consulting Services, LLC       Analyst (for certain AIM funds)
Ness USA                                     System provider
Noah Financial, LLC                          Analyst (for certain AIM funds)
OMGEO Oasys                                  Trading System
Page International                           Financial Printer
PCP Publishing                               Financial Printer
Piper Jaffray                                Analyst (for certain AIM funds)
Prager, Sealy & Co.                          Broker (for certain AIM funds)
PricewaterhouseCoopers LLP                   Independent Registered Public Accounting Firm
                                             (for all AIM funds)
Protective Securities                        Broker (for certain AIM funds)
Ramirez & Co., Inc.                          Broker (for certain AIM funds)
Raymond James & Associates, Inc.             Broker (for certain AIM funds)
RBC Capital Markets                          Analyst (for certain AIM funds)
RBC Dain Rauscher Incorporated               Broker (for certain AIM funds)
Reuters America, LLC                         Pricing Service (for certain AIM funds)
Rice Financial Products                      Broker (for certain AIM funds)
Robert W. Baird & Co. Incorporated           Broker (for certain AIM funds)
RR Donnelley Financial                       Financial Printer
Ryan Beck & Co.                              Broker (for certain AIM funds)
Seattle-Northwest Securities Corporation     Broker (for certain AIM funds)
Siebert Brandford Shank & Co., L.L.C.        Broker (for certain AIM funds)
Signature                                    Financial Printer
Simon Printing Company                       Financial Printer
Southwest Precision Printers, Inc.           Financial Printer
Standard and Poor's/Standard and Poor's      Pricing Service and Rating and Ranking Agency
   Securities Evaluations, Inc.              (each, respectively, for certain AIM funds)
StarCompliance, Inc.                         System Provider
State Street Bank and Trust Company          Custodian, Lender, Securities Lender, and
                                             System Provider (each, respectively, for
                                             certain AIM funds)
Sterne, Agee & Leach, Inc.                   Broker (for certain AIM funds)
Stifel, Nicolaus & Company, Incorporated     Broker (for certain AIM funds)
The Bank of New York                         Custodian and Securities Lender (each,
                                             respectively, for certain AIM funds)
The MacGregor Group, Inc.                    Software Provider
The Savader Group                            Broker (for certain AIM funds)
Thomson Information Services Incorporated    Software Provider
UBS Financial Services, Inc.                 Broker (for certain AIM funds)
VCI Group Inc.                               Financial Printer
Wachovia National Bank, N.A.                 Broker (for certain AIM funds)
Western Lithograph                           Financial Printer
Wiley Bros. Aintree Capital  L.L.C.          Broker (for certain AIM funds)
William Blair & Co.                          Broker (for certain AIM funds)
XSP, LLC\Solutions PLUS, Inc.                Software Provider

                                   APPENDIX C
                              TRUSTEES AND OFFICERS


                             As of January 31, 2008



The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



                                                                                                OTHER
                              TRUSTEE                                                      TRUSTEESHIP(S)/
  NAME, YEAR OF BIRTH AND      AND/OR                                                     DIRECTORSHIPS(S)
 POSITION(S) HELD WITH THE    OFFICER                                                          HELD BY
           TRUST               SINCE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      TRUSTEE/DIRECTOR
---------------------------   -------   ---------------------------------------------   --------------------
INTERESTED PERSONS

Martin L. Flanagan(1) -         2007    Director, Chief Executive Officer and           None
1960                                    President, Invesco Ltd. (ultimate parent of
Trustee                                 AIM and a global investment management
                                        firm) and Invesco Holding Company Limited
                                        (parent of AIM and a global investment
                                        management firm); Chairman, A I M Advisors,
                                        Inc. (registered investment advisor);
                                        Director, Chairman, Chief Executive Officer
                                        and President, IVZ Inc. (holding company)
                                        and INVESCO North American Holdings, Inc.
                                        (holding company); Chairman and President,
                                        INVESCO Group Services, Inc. (service
                                        provider); Trustee, The AIM Family of
                                        Funds --Registered Trademark--;
                                        Vice Chairman, Investment Company
                                        Institute; and Member of Executive Board,
                                        SMU Cox School of Business

                                        Formerly: Chairman, Investment Company
                                        Institute; President, Co-Chief Executive
                                        Officer, Co-President, Chief Operating
                                        Officer and Chief Financial Officer,
                                        Franklin Resources, Inc. (global investment
                                        management organization)

Philip A. Taylor(2) - 1954      2006    Director, Chief Executive Officer and           None
Trustee, President and                  President, AIM Mutual Fund Dealer Inc.
Principal Executive Officer             (registered broker dealer), A I M Advisors,
                                        Inc., AIM Funds Management Inc. d/b/a
                                        INVESCO Enterprise Services (registered
                                        investment advisor and registered transfer
                                        agent), 1371 Preferred Inc. (holding
                                        company); AIM Trimark Corporate Class
                                        (formerly AIM Trimark Global Fund Inc.)
                                        (corporate mutual fund company) and AIM
                                        Trimark Canada Fund, Inc. (corporate mutual
                                        fund company); Director, Chairman, Chief
                                        Executive Officer and President, A I M
                                        Management Group Inc. (financial services
                                        holding company) and A I M Capital
                                        Management, Inc. (registered investment
                                        advisor);  Director and President, INVESCO
                                        Funds Group, Inc. (registered investment
                                        advisor and registered transfer agent) and
                                        AIM GP Canada Inc. (general partner for
                                        limited partnership); Director, A I M
                                        Distributors, Inc. (registered broker
                                        dealer); Director and Chairman, AIM
                                        Investment Services, Inc. (registered
                                        transfer agent) and INVESCO Distributors,
                                        Inc. (registered broker dealer); Director,
                                        President and Chairman, IVZ Callco Inc.
                                        (holding company), INVESCO Inc. (holding
                                        company) and AIM Canada Holdings Inc.
                                        (holding



----------
(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.



(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of the Trust.

                                                                                                OTHER
                              TRUSTEE                                                      TRUSTEESHIP(S)/
  NAME, YEAR OF BIRTH AND      AND/OR                                                     DIRECTORSHIPS(S)
 POSITION(S) HELD WITH THE    OFFICER                                                          HELD BY
           TRUST               SINCE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      TRUSTEE/DIRECTOR
---------------------------   -------   ---------------------------------------------   --------------------
                                        company); Trustee, President and Principal
                                        Executive Officer, The AIM Family of Funds
                                        --Registered Trademark-- (other than AIM
                                        Treasurer's Series Trust, Short-Term
                                        Investments Trust and Tax-Free
                                        Investments Trust); Trustee and Executive
                                        Vice President, The AIM Family of Funds
                                        --Registered Trademark-- (AIM Treasurer's
                                        Series Trust, Short-Term Investments Trust
                                        and Tax-Free Investments Trust only); and
                                        Manager, PowerShares Capital Management LLC
                                        Formerly: Director and Chairman, Fund
                                        Management Company (former
                                        registered broker dealer); President and
                                        Principal Executive Officer, The AIM Family
                                        of Funds --Registered Trademark--
                                        (AIM Treasurer's Series Trust,
                                        Short-Term Investments Trust and Tax-Free
                                        Investments Trust only); Chairman, AIM Canada
                                        Holdings, Inc.; President, AIM Trimark Global
                                        Fund Inc. and AIM Trimark Canada Fund Inc.;
                                        and Director, Trimark Trust (federally
                                        regulated Canadian trust company)

INDEPENDENT TRUSTEES

Bruce L. Crockett - 1944        2001    Chairman, Crockett Technology Associates        ACE Limited
Trustee and Chair                       (technology consulting company)                 (insurance company);
                                                                                        and Captaris, Inc.
                                                                                        (unified messaging
                                                                                        provider)

Bob R. Baker - 1936             2003    Retired                                         None
Trustee

Frank S. Bayley - 1939          1987    Retired                                         None
Trustee                                 Formerly: Partner, law firm of Baker &
                                        McKenzie and Director, Badgley Funds, Inc.
                                        (registered investment company) (2
                                        portfolios)

James T. Bunch - 1942           2003    Founder, Green, Manning & Bunch Ltd.            None
Trustee                                 (investment banking firm)

                                        Formerly: Director, Policy Studies, Inc.
                                        and Van Gilder Insurance Corporation

Albert R. Dowden - 1941         2001    Director of a number of public and private      None
Trustee                                 business corporations, including the Boss
                                        Group, Ltd. (private investment and
                                        management), Reich & Tang Funds (Chairman)
                                        (registered investment company) (7
                                        portfolios), Daily Income Fund (4
                                        portfolios), California Daily Tax Free
                                        Income Fund, Inc., Connecticut Daily Tax
                                        Free Income Fund, Inc. and New Jersey Daily
                                        Municipal Income Fund, Inc., Annuity and
                                        Life Re (Holdings), Ltd. (insurance
                                        company), and Homeowners of America Holding
                                        Corporation (property casualty company)

                                        Formerly: Director, CompuDyne Corporation
                                        (provider of product and services to the public security market); Director,
                                        President and Chief Executive Officer,
                                        Volvo Group North America, Inc.; Senior
                                        Vice President, AB Volvo; Director of
                                        various affiliated Volvo companies; and
                                        Director, Magellan Insurance Company

                                                                                                OTHER
                              TRUSTEE                                                      TRUSTEESHIP(S)/
  NAME, YEAR OF BIRTH AND      AND/OR                                                     DIRECTORSHIPS(S)
 POSITION(S) HELD WITH THE    OFFICER                                                          HELD BY
           TRUST               SINCE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      TRUSTEE/DIRECTOR
---------------------------   -------   ---------------------------------------------   --------------------
Jack M. Fields - 1952           2001    Chief Executive Officer, Twenty First           Administaff
Trustee                                 Century Group, Inc. (government affairs
                                        company); Owner and Chief Executive
                                        Officer, Dos Angelos Ranch, L.P. (cattle,
                                        hunting, corporate entertainment), and
                                        Discovery Global Education Fund (non-profit)

                                        Formerly: Chief Executive Officer, Texana
                                        Timber LP (sustainable forestry company)

Carl Frischling - 1937          2001    Partner, law firm of Kramer Levin Naftalis      Director, Reich &
Trustee                                 and Frankel LLP                                 Tang Funds (15
                                                                                        portfolios)

Prema Mathai-Davis - 1950       2001    Formerly: Chief Executive Officer, YWCA of      None
Trustee                                 the USA

Lewis F. Pennock - 1942         2001    Partner, law firm of Pennock & Cooper           None
Trustee

Larry Soll - 1942               2003    Retired                                         None
Trustee

Raymond Stickel, Jr. - 1944     2005    Retired                                         None
Trustee
                                        Formerly: Partner, Deloitte & Touche; and
                                        Director, Mainstay VP Series Funds, Inc.
                                        (25 portfolios)

OTHER OFFICERS

Russell C. Burk - 1958          2005    Senior Vice President and Senior Officer,       N/A
Senior Vice President and               The AIM Family of Funds--Registered
Senior Officer                          Trademark--

                                        Formerly: Director of Compliance and
                                        Assistant General Counsel, ICON Advisers,
                                        Inc.; Financial Consultant, Merrill Lynch;
                                        and General Counsel and Director of
                                        Compliance, ALPS Mutual Funds, Inc.

                                                                                                OTHER
                              TRUSTEE                                                      TRUSTEESHIP(S)/
  NAME, YEAR OF BIRTH AND      AND/OR                                                     DIRECTORSHIPS(S)
 POSITION(S) HELD WITH THE    OFFICER                                                          HELD BY
           TRUST               SINCE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      TRUSTEE/DIRECTOR
---------------------------   -------   ---------------------------------------------   --------------------
John M. Zerr - 1962             2006    Director, Senior Vice President, Secretary      N/A
Senior Vice President,                  and General Counsel, A I M Management Group
Chief Legal Officer and                 Inc., A I M Advisors, Inc. and A I M
Secretary                               Capital Management, Inc.; Director, Vice
                                        President and Secretary, AIM Investment
                                        Services, Inc. and INVESCO Distributors,
                                        Inc.; Director, Senior Vice President and
                                        Secretary, A I M Distributors, Inc.;
                                        Director and Vice President, INVESCO Funds
                                        Group, Inc.; Senior Vice President, Chief
                                        Legal Officer and Secretary, The AIM Family
                                        of Funds--Registered Trademark--;
                                        and Manager, PowerShares Capital Management
                                        LLC

                                        Formerly: Director, Vice President and
                                        Secretary, Fund Management Company; Vice
                                        President, A I M Capital Management, Inc.;
                                        Chief Operating Officer, Senior Vice
                                        President, General Counsel and Secretary,
                                        Liberty Ridge Capital, Inc. (an investment
                                        adviser); Vice President and Secretary,
                                        PBHG Funds (an investment company); Vice
                                        President and Secretary, PBHG Insurance
                                        Series Fund (an investment company);
                                        General Counsel and Secretary, Pilgrim
                                        Baxter Value Investors (an investment
                                        adviser); Chief Operating Officer, General
                                        Counsel and Secretary, Old Mutual
                                        Investment Partners (a broker-dealer);
                                        General Counsel and Secretary, Old Mutual
                                        Fund Services (an administrator); General
                                        Counsel and Secretary, Old Mutual
                                        Shareholder Services (a shareholder
                                        servicing center); Executive Vice
                                        President, General Counsel and Secretary,
                                        Old Mutual Capital, Inc. (an investment
                                        adviser); and Vice President and Secretary,
                                        Old Mutual Advisors Funds (an investment
                                        company)

Lisa O. Brinkley - 1959         2004    Global Compliance Director, Invesco Ltd.;       N/A
Vice President                          and Vice President, The AIM Family of Funds
                                        --Registered Trademark--

                                        Formerly: Senior Vice President, A I M
                                        Management Group Inc.; Senior Vice
                                        President and Chief Compliance Officer,
                                        A I M Advisors, Inc. and The AIM Family of
                                        Funds--Registered Trademark--;
                                        Vice President and Chief Compliance
                                        Officer, A I M Capital Management, Inc. and
                                        A I M Distributors, Inc.; Vice President,
                                        AIM Investment Services, Inc. and Fund
                                        Management Company; and Senior Vice
                                        President and Compliance Director, Delaware
                                        Investments Family of Funds

                                                                                                OTHER
                              TRUSTEE                                                      TRUSTEESHIP(S)/
  NAME, YEAR OF BIRTH AND      AND/OR                                                     DIRECTORSHIPS(S)
 POSITION(S) HELD WITH THE    OFFICER                                                          HELD BY
           TRUST               SINCE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      TRUSTEE/DIRECTOR
---------------------------   -------   ---------------------------------------------   --------------------
Kevin M. Carome - 1956          2003    General Counsel, Secretary and Senior           N/A
Vice President                          Managing Director, Invesco Ltd.; Director,
                                        INVESCO Funds Group, Inc.; Director and
                                        Secretary, Invesco Holding Company Limited,
                                        IVZ, Inc. and INVESCO Group Services, Inc.;
                                        Secretary, INVESCO North American Holdings,
                                        Inc.; and Vice President, The AIM Family of
                                        Funds--Registered Trademark--

                                        Formerly:  Senior Managing Director,
                                        Invesco Holding Company Limited; Director,
                                        Senior Vice President, Secretary and
                                        General Counsel, A I M Management Group
                                        Inc. and A I M Advisors, Inc.; Senior Vice
                                        President, A I M Distributors, Inc.;
                                        Director, General Counsel and Vice
                                        President, Fund Management Company; Vice
                                        President, A I M Capital Management, Inc.
                                        and AIM Investment Services, Inc.; and
                                        Senior Vice President, Chief Legal Officer
                                        and Secretary, The AIM Family of Funds
                                        --Registered Trademark--;
                                        Director and Vice President, INVESCO
                                        Distributors, Inc.; Chief Executive Officer
                                        and President, INVESCO Funds Group; and
                                        Senior Vice President and General Counsel,
                                        Liberty Financial Companies, Inc.

Sidney M. Dilgren - 1961        2004    Vice President, A I M Advisors, Inc. and       N/A
Vice President, Treasurer               A I M Capital Management, Inc.; and Vice
and Principal Financial                 President, Treasurer and Principal
Officer                                 Financial Officer, The AIM Family of Funds
                                        --Registered Trademark--

                                        Formerly: Fund Treasurer, A I M Advisors,
                                        Inc.; Senior Vice President, AIM Investment
                                        Services, Inc. and Vice President, A I M
                                        Distributors, Inc.

Karen Dunn Kelley - 1960        2004    Head of Invesco's World Wide Fixed Income       N/A
Vice President                          and Cash Management Group; Director of Cash
                                        Management and Senior Vice President, A I M
                                        Advisors, Inc. and A I M Capital
                                        Management, Inc.; Executive Vice President,
                                        A I M Distributors, Inc.; Senior Vice
                                        President, A I M Management Group Inc.;
                                        Vice President, The AIM Family of Funds
                                        --Registered Trademark-- (other than AIM
                                        Treasurer's Series Trust, Short-Term
                                        Investments Trust and Tax-Free Investments
                                        Trust); and President and Principal Executive
                                        Officer, The AIM Family of Funds--Registered
                                        Trademark-- (AIM Treasurer's Series Trust,
                                        Short-Term Investments Trust and Tax-Free
                                        Investments Trust only)

                                        Formerly: Director and President, Fund
                                        Management Company; Chief Cash Management
                                        Officer and Managing Director, A I M
                                        Capital Management, Inc.; and Vice
                                        President, A I M Advisors, Inc. and The AIM
                                        Family of Funds--Registered Trademark--
                                        (AIM Treasurer's Series Trust,
                                        Short-Term Investments Trust and
                                        Tax-Free Investments Trust only)

Lance A. Rejsek - 1967          2005    Anti-Money Laundering Compliance Officer,       N/A
Anti-Money Laundering                   A I M Advisors, Inc., A I M Capital
Compliance Officer                      Management, Inc., A I M Distributors, Inc.,
                                        AIM Investment Services, Inc., AIM Private
                                        Asset Management, Inc. and The AIM Family
                                        of Funds--Registered Trademark--

                                        Formerly: Anti-Money Laundering Compliance
                                        Officer, Fund Management Company; and
                                        Manager of the Fraud Prevention Department,
                                        AIM Investment Services, Inc.

                                                                                                OTHER
                              TRUSTEE                                                      TRUSTEESHIP(S)/
  NAME, YEAR OF BIRTH AND      AND/OR                                                     DIRECTORSHIPS(S)
 POSITION(S) HELD WITH THE    OFFICER                                                          HELD BY
           TRUST               SINCE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      TRUSTEE/DIRECTOR
---------------------------   -------   ---------------------------------------------   --------------------
Todd L. Spillane - 1958         2006    Senior Vice President, A I M Management         N/A
Chief Compliance Officer                Group Inc.; Senior Vice President and Chief
                                        Compliance Officer, A I M Advisors, Inc.
                                        and A I M Capital Management, Inc.; Chief
                                        Compliance Officer, The AIM Family of
                                        Funds--Registered Trademark--,
                                        Invesco Global Asset Management
                                        (N.A.), Inc. (registered investment
                                        advisor), Invesco Institutional (N.A.),
                                        Inc. (registered investment advisor),
                                        INVESCO Private Capital Investments, Inc.
                                        (holding company), Invesco Private Capital,
                                        Inc. (registered investment advisor) and
                                        Invesco Senior Secured Management, Inc.
                                        (registered investment advisor); and Vice
                                        President, A I M Distributors, Inc. and AIM
                                        Investment Services, Inc.

                                        Formerly: Vice President, A I M Capital
                                        Management, Inc. and Fund Management
                                        Company;  Global Head of Product
                                        Development, AIG-Global Investment Group,
                                        Inc.; and Chief Compliance Officer and
                                        Deputy General Counsel, AIG-SunAmerica
                                        Asset Management

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2007



                                                                                 Aggregate Dollar Range of
                                                                                 Equity Securities in All
                                                                                   Registered Investment
                                                                                   Companies Overseen by
                                                                                 Trustee in The AIM Family
   Name of Trustee          Dollar Range of Equity Securities Per Fund       of Funds --Registered Trademark--
--------------------   ---------------------------------------------------   ---------------------------------
Martin L. Flanagan     AIM LIBOR Alpha Fund                  Over $100,000             Over $100,000

Philip A. Taylor                              - 0 -                                         -0-

Bob R. Baker           AIM China Fund                    $10,001 - $50,000             Over $100,000

                       AIM Developing Markets Fund       $10,001 - $50,000
Frank S. Bayley        AIM Japan Fund                    $10,001 - $50,000             Over $100,000
                       AIM Trimark Small Companies Fund $50,001 - $100,000

James T. Bunch                                - 0 -                                   Over $100,000(3)

Bruce L. Crockett      AIM China Fund                    $10,001 - $50,000            Over $100,000(3)
                       AIM Developing Markets Fund       $10,001 - $50,000

Albert R. Dowden                              - 0 -                                    Over $100,000

Jack M. Fields         AIM China Fund                        Over $100,000            Over $100,000(3)
                       AIM Developing Markets Fund           Over $100,000

                       AIM China Fund                   $50,001 - $100,000
                       AIM Developing Markets Fund           Over $100,000
Carl Frischling        AIM Japan Fund                    $10,001 - $50,000            Over $100,000(3)
                       AIM Trimark Fund                  $10,001 - $50,000
                       AIM Trimark Small Companies Fund $50,001 - $100,000

Prema Mathai-Davis                            - 0 -                                   Over $100,000(3)

                       AIM Developing Markets Fund       $10,001 - $50,000
Lewis F. Pennock       AIM Trimark Endeavor Fund              $1 - $10,000             Over $100,000
                       AIM Trimark Fund                       $1 - $10,000

                       AIM China Fund                   $50,001 - $100,000
                       AIM Developing Markets Fund       $10,001 - $50,000
Larry Soll             AIM Global Health Care Fund           Over $100,000            Over $100,000(3)
                       AIM Trimark Endeavor Fund         $10,001 - $50,000
                       AIM Trimark Fund                  $10,001 - $50,000

Raymond Stickel, Jr.   AIM Trimark Small Companies Fund $50,001 - $100,000             Over $100,000


----------
(3) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX D

                           TRUSTEE COMPENSATION TABLE


Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2007:



                                       RETIREMENT      ESTIMATED
                         AGGREGATE      BENEFITS         ANNUAL          TOTAL
                       COMPENSATION      ACCRUED        BENEFITS     COMPENSATION
                         FROM THE        BY ALL           UPON       FROM ALL AIM
       TRUSTEE           TRUST(1)     AIM FUNDS(2)   RETIREMENT(3)     FUNDS(4)
       -------         ------------   ------------   -------------   ------------
Bob R. Baker              $13,669       $234,974        $188,144       $232,400
Frank S. Bayley            14,611        164,614         126,750        249,300
James T. Bunch             12,726        159,121         126,750        215,500
Bruce L. Crockett          25,664         85,879         126,750        425,100
Albert R. Dowden           14,611        115,299         126,750        249,300
Jack M. Fields             12,726        110,194         126,750        215,500
Carl Frischling(5)         12,726         96,518         126,750        215,500
Prema Mathai-Davis         13,326        109,077         126,750        232,400
Lewis F. Pennock           12,726         88,793         126,750        215,500
Ruth H. Quigley(6)         14,611        192,521         126,750        249,300
Larry Soll                 12,726        203,535         147,748        215,500
Raymond Stickel, Jr.       14,611         85,977         126,750        249,300



(1) Amounts shown are based on the fiscal year ended October 31, 2007. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended October 31, 2007, including earnings, was $33,623.



(2) During the fiscal year ended October 31, 2007, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $61,779.


(3) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustee's retirement and assumes each trustee serves until his or her normal retirement date.


(4) All trustees currently serve as trustees of 16 registered investment companies advised by AIM.



(5) During the fiscal year ended October 31, 2007, the Trust paid $57,329 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.



(6)  Miss Quigley retired effective as of December 31, 2007.

                                   APPENDIX E


                     AIM INVESTMENTS PROXY VOTING GUIDELINES
                       (EFFECTIVE AS OF FEBRUARY 22, 2007)



The following Proxy Voting Guidelines are applicable to all funds managed by A I M Advisors, Inc. ("AIM").(1)



INTRODUCTION



OUR BELIEF



AIM's Trustees and investment professionals expect a high standard of corporate governance from the companies in our portfolios so that AIM may fulfill its fiduciary obligation to our fund shareholders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. AIM believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.



In determining how to vote proxy issues, AIM considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders' interests. Our voting decisions are intended to enhance each company's total shareholder value over the funds' typical investment horizon.



Proxy voting is an integral part of AIM's investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of AIM's proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will AIM exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients' economic interests, or to favor a particular client or business relationship to the detriment of others.



PROXY ADMINISTRATION



The AIM Proxy Committee consists of seven members representing AIM's Legal, Compliance and Investments departments. AIM's Proxy Voting Guidelines are revised annually by the Proxy Committee, and are approved by the AIM Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.



The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, AIM uses information gathered from our own research, company managements, AIM's portfolio managers and outside shareholder groups to reach our voting decisions.



Generally speaking, AIM's investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams' ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, AIM gives proper consideration to the recommendations of a company's Board of Directors.

IMPORTANT PRINCIPLES UNDERLYING THE AIM PROXY VOTING GUIDELINES



I.   ACCOUNTABILITY



Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. AIM endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board's accountability to its shareholders. Consequently, AIM votes against any actions that would impair the rights of shareholders or would reduce shareholders' influence over the board or over management.



The following are specific voting issues that illustrate how AIM applies this principle of accountability.



     - Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, AIM votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards' key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. AIM's standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.



          Contested director elections are evaluated on a case-by-case basis and are decided within the context of AIM's investment thesis on a company.



     - Director performance. AIM withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan ("poison pills") without shareholder approval, or other areas of poor performance, AIM may withhold votes from some or all of a company's directors. In situations where directors' performance is a concern, AIM may also support shareholder proposals to take corrective actions such as so-called "clawback" provisions.



     - Auditors and Audit Committee members. AIM believes a company's Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company's internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company's Audit Committee, or when ratifying a company's auditors, AIM considers the past performance of the Committee and holds its members accountable for the quality of the company's financial statements and reports.



     - Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. AIM supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.



     - Classified boards. AIM supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board's level of accountability to its shareholders.



     - Supermajority voting requirements. Unless proscribed by law in the state of incorporation, AIM votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.



     - Responsiveness. AIM withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

     - Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company's board. AIM supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.



     - Shareholder access. On business matters with potential financial consequences, AIM votes in favor of proposals that would increase shareholders' opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.



II.  INCENTIVES



AIM believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. AIM supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the fund's investment.



Following are specific voting issues that illustrate how AIM evaluates incentive plans.



     - Executive compensation. AIM evaluates compensation plans for executives within the context of the company's performance under the executives' tenure. AIM believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company's compensation practices. Therefore, AIM generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee's accountability to shareholders, AIM supports proposals requesting that companies subject each year's compensation record to an advisory shareholder vote, or so-called "say on pay" proposals.



     - Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, AIM compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan's estimated cost relative to its peer group, AIM votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock's current market price, or the ability to automatically replenish shares without shareholder approval.



     - Employee stock-purchase plans. AIM supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.



     - Severance agreements. AIM generally votes in favor of proposals requiring advisory shareholder ratification of executives' severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.



III. CAPITALIZATION



Examples of management proposals related to a company's capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, AIM analyzes the company's stated reasons for the request. Except where the request could adversely affect the fund's ownership stake or voting rights, AIM generally supports a board's decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of AIM's investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.



IV.  MERGERS, ACQUISITIONS AND OTHER CORPORATE ACTIONS



Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. AIM analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.



V.   ANTI-TAKEOVER MEASURES



Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, AIM votes to reduce or eliminate such measures. These measures include adopting or renewing "poison pills", requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. AIM generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. AIM supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.



VI.  SHAREHOLDER PROPOSALS ON CORPORATE GOVERNANCE



AIM generally votes for shareholder proposals that are designed to protect shareholder rights if a company's corporate-governance standards indicate that such additional protections are warranted.



VII. SHAREHOLDER PROPOSALS ON SOCIAL RESPONSIBILITY



The potential costs and economic benefits of shareholder proposals seeking to amend a company's practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over AIM's typical investment horizon. Therefore, AIM abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.



VIII. ROUTINE BUSINESS MATTERS



Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board's discretion on these items. However, AIM votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, AIM votes against proposals to conduct other unidentified business at shareholder meetings.



SUMMARY



These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders insight into the factors driving AIM's decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds that own the company's stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, AIM may vote the shares held on a fund-by-fund basis.

EXCEPTIONS



In certain circumstances, AIM may refrain from voting where the economic cost of voting a company's proxy exceeds any anticipated benefits of that proxy proposal.



SHARE-LENDING PROGRAMS



One reason that some portion of AIM's position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower's name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company's proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever AIM determines that the benefit to shareholders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund's full position.



"SHARE-BLOCKING"



Another example of a situation where AIM may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as "share-blocking." AIM generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders of voting a specific proxy outweighs the fund's temporary inability to sell the security.



INTERNATIONAL CONSTRAINTS



An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that AIM makes voting decisions for non-U.S. issuers using these Proxy Voting Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.



EXCEPTIONS TO THESE GUIDELINES



AIM retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the AIM Proxy Committee deems not to be in the best interest of the funds' shareholders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds' shareholders, and will promptly inform the funds' Boards of Trustees of such vote and the circumstances surrounding it.



RESOLVING POTENTIAL CONFLICTS OF INTEREST



A potential conflict of interest arises when AIM votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of AIM's products, or issuers that employ AIM to manage portions of their retirement plans or treasury accounts. AIM reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders and AIM.



AIM takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.



If a material potential conflict is deemed to exist, AIM may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by AIM's Proxy Voting Guidelines, AIM may vote the proxy in accordance with the predetermined Guidelines; (2) AIM may engage an independent third party to determine how the proxy should be voted; or (3) AIM may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.



Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from AIM's marketing, distribution and other customer-facing functions are precluded from becoming members of the AIM Proxy Committee.



On a quarterly basis, the AIM Funds Boards of Trustees review a report from AIM's Internal Compliance Controls Committee. The report contains a list of all known material business relationships that AIM maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where AIM's voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the AIM Proxy Committee.



Personal conflicts of interest. If any member of the AIM Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Committee member will inform the Committee of such conflict and will abstain from voting on that company or issue.



Funds of funds. Some AIM funds offering diversified asset allocation within one investment vehicle own shares in other AIM funds. A potential conflict of interest could arise if an underlying AIM fund has a shareholder meeting with any proxy issues to be voted on, because AIM's asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.



POLICIES AND VOTE DISCLOSURE



A copy of these Proxy Voting Guidelines and the voting record of each AIM fund are available on our web site, www.aiminvestments.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

FOOTNOTES



(1). AIM funds not managed by A I M Advisors, Inc., are governed by the proxy voting policies of their respective advisers.



To see the Proxy Voting Guidelines applicable to the AIM TRIMARK ENDEAVOR FUND, the AIM TRIMARK FUND or the AIM TRIMARK SMALL COMPANIES FUND, click here (hyperlink to AIM Funds Management Inc.'s proxy policy).



To see the Proxy Voting Guidelines applicable to the AIM INTERNATIONAL TOTAL RETURN FUND, click here (hyperlink to INVESCO Asset Management Limited's proxy policy).



To see the Proxy Voting Guidelines applicable to the AIM JAPAN FUND, click here (hyperlink to INVESCO Asset Management (Japan) Limited's proxy policy).



To see the Proxy Voting Guidelines applicable to the AIM CHINA FUND, click here (hyperlink to INVESCO Hong Kong Limited's proxy policy).



To see the Proxy Voting Guidelines applicable to the AIM LIBOR ALPHA FUND, the AIM FLOATING RATE FUND, the AIM GLOBAL REAL ESTATE FUND, the AIM INTERNATIONAL CORE EQUITY FUND, the AIM REAL ESTATE FUND, the AIM S&P 500 INDEX FUND, the AIM SELECT REAL ESTATE INCOME FUND, the AIM STRUCTURED CORE FUND, the AIM STRUCTURED GROWTH FUND, the AIM STRUCTURED VALUE FUND, the AIM V.I. GLOBAL REAL ESTATE FUND, or the AIM V.I. INTERNATIONAL CORE EQUITY FUND, click here (hyperlink to INVESCO Institutional (N.A.), Inc.'s proxy policy).

                              INVESCO ASIA LIMITED

                               PROXY VOTING POLICY

                                  8 APRIL 2004

TABLE OF CONTENTS

Introduction                                                                   2

1. Guiding Principles                                                          3

2. Proxy Voting Authority                                                      4

3. Key Proxy Voting Issues                                                     7

4. Internal Administration and Decision-Making Process                        10

5. Client Reporting                                                           12

INTRODUCTION

     This policy sets out INVESCO's approach to proxy voting in the context of our broader portfolio management and client service responsibilities. It applies to Asia related equity portfolios managed by INVESCO on behalf of individually-managed clients and pooled fund clients.

     INVESCO's proxy voting policy is expected to evolve over time to cater for changing circumstances or unforeseen events.

1.   GUIDING PRINCIPLES

     1.1 INVESCO recognises its fiduciary obligation to act in the best interests of all clients, be they retirement scheme trustees, institutional clients, unitholders in pooled investment vehicles or personal investors. The application of due care and skill in exercising shareholder responsibilities is a key aspect of this fiduciary obligation.

     1.2 The sole objective of INVESCO's proxy voting policy is to promote the economic interests of its clients. At no time will INVESCO use the shareholding powers exercised in respect of its clients' investments to advance its own commercial interests, to pursue a social or political cause that is unrelated to clients' economic interests, or to favour a particular client or other relationship to the detriment of others.

     1.3 INVESCO also recognises the broader chain of accountability that exists in the proper governance of corporations, and the extent and limitations of the shareholder's role in that process. In particular, it is recognised that company management should ordinarily be presumed to be best placed to conduct the commercial affairs of the enterprise concerned, with prime accountability to the enterprise's Board of Directors which is in turn accountable to shareholders and to external regulators and exchanges. The involvement of INVESCO as an institutional shareholder will not extend to interference in the proper exercise of Board or management responsibilities, or impede the ability of companies to take the calculated commercial risks which are essential means of adding value for shareholders.

     1.4 The primary aim of the policy is to encourage a culture of performance among investee companies, rather than one of mere conformance with a prescriptive set of rules and constraints. Rigid adherence to a checklist approach to corporate governance issues is of itself unlikely to promote the maximum economic performance of companies, or to cater for circumstances in which non-compliance with a checklist is appropriate or unavoidable.

     1.5 INVESCO considers that proxy voting rights are an asset which should be managed with the same care as any other asset managed on behalf of its clients.

2.   PROXY VOTING AUTHORITY

     2.1 An important dimension of INVESCO's approach to corporate governance is the exercise of proxy voting authority at the Annual General Meetings or other decision-making forums of companies in which we manage investments on behalf of clients.

     2.2 An initial issue to consider in framing a proxy voting policy is the question of where discretion to exercise voting power should rest - with INVESCO as the investment manager, or with each individual client? Under the first alternative, INVESCO's role would be both to make voting decisions on clients' behalf and to implement those decisions. Under the second alternative, INVESCO would either have no role to play, or its role would be limited solely to implementing voting decisions under instructions from our clients.

     2.3 In addressing this issue, it is necessary to distinguish the different legal structures and fiduciary relationships which exist as between individually-managed clients, who hold investments directly on their own accounts, and pooled fund clients, whose investments are held indirectly under a trust structure.

     2.4  INDIVIDUALLY-MANAGED CLIENTS

     2.4.1 As a matter of general policy, INVESCO believes that unless a client's mandate gives specific instructions to the contrary, discretion to exercise votes should normally rest with the investment manager, provided that the discretion is always exercised in the client's interests alone.

     2.4.2 The reason for this position is that INVESCO believes that, with its dedicated research resources and ongoing monitoring of companies, an investment manager is usually better placed to identify issues upon which a vote is necessary or desirable. We believe it is also more practical that voting discretion rests with the party that has the authority to buy and sell shares, which is essentially what investment managers have been engaged to do on behalf of their clients.

     2.4.3 In cases where voting authority is delegated by an individually-managed client, INVESCO recognises its responsibility to be accountable for the decisions it makes. If a client requires, an appropriate reporting mechanism will be put in place.

     2.4.4 While it is envisaged that the above arrangements will be acceptable in the majority of cases, it is recognised that some individually-managed clients will wish to retain voting authority for themselves, or to place conditions on the circumstances in which it can be exercised by investment managers. In practice, it is believed that this option is generally only likely to arise with relatively large clients such as trustees of major superannuation funds or statutory corporations which have the resources to develop their own policies and to supervise their implementation by investment managers and custodians. In particular, clients who have multiple equity managers and utilise a master custody arrangement may be more likely to consider retaining voting authority in order to ensure consistency of approach across their total portfolio.

     2.4.5 In any event, whatever decision is taken as to where voting authority should lie, INVESCO believes that the matter should be explicitly covered by the terms of the investment management agreement and clearly understood by the respective parties.

     2.4.6 Accordingly, INVESCO will pursue the following policies with respect to the exercise of proxy voting authority for individually-managed clients:

          PROXY VOTING AUTHORITY

          Individually-Managed Clients

          Unless an individually-managed client wishes to retain proxy voting authority, INVESCO will assume proxy voting authority by way of delegation from the client, provided that the allocation of proxy voting responsibility is clearly set out in the investment management agreement.

          In the case of clients who wish to place special conditions on the delegation of proxy voting powers, INVESCO will endeavor to accommodate those clients' requirements as far as practicable, subject to any administrative obstacles or additional costs that might arise in implementing the conditions.

     2.5  POOLED FUND CLIENTS

     2.5.1 The legal relationship between an investment manager and its pooled fund clients is different in a number of important respects from that applying to individually-managed clients. These differences have a bearing on how proxy voting authority is exercised on behalf of pooled fund clients.

     2.5.2 These legal relationships essentially mean that the manager is required to act solely in the collective interests of unitholders at large rather than as a direct agent or delegate of each unitholder. On the issue of proxy voting, as with all other aspects of our client relationships, INVESCO will naturally continue to be receptive to any views and concerns raised by its pooled fund clients. However, the legal relationship that exists means it is not possible for the manager to accept instructions from a particular pooled fund client as to how to exercise proxy voting authority in a particular instance.

     2.5.3 As in the case of individually-managed clients who delegate their proxy voting authority, INVESCO's accountability to pooled fund clients in exercising its fiduciary responsibilities is best addressed as part of the manager's broader client relationship and reporting responsibilities.

     2.5.4 Accordingly, INVESCO will pursue the following policies with respect to the exercise of proxy voting authority for pooled fund clients:

          PROXY VOTING AUTHORITY

          Pooled Fund Clients

          In considering proxy voting issues arising in respect of pooled fund shareholdings, INVESCO will act solely in accordance with its fiduciary responsibility to take account of the collective interests of unitholders in the pooled fund as a whole.

          INVESCO cannot accept instructions from individual unitholders as to the exercise of proxy voting authority in a particular instance.

3.   KEY PROXY VOTING ISSUES

     3.1 This section outlines INVESCO's intended approach in cases where proxy voting authority is being exercised on clients' behalf.

     3.2 INVESCO will vote on all material issues at all company meetings where it has the voting authority and responsibility to do so. We will not announce our voting intentions and the reasons behind them.

     3.3 INVESCO applies two underlying principles. First, our interpretation of 'material voting issues' is confined to those issues which affect the value of shares we hold on behalf of clients and the rights of shareholders to an equal voice in influencing the affairs of companies in proportion to their shareholdings. We do not consider it appropriate to use shareholder powers for reasons other than the pursuit of these economic interests. Second, we believe that a critical factor in the development of an optimal corporate governance policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients' portfolios through investment performance and client service.

     3.4 In order to expand upon these principles, INVESCO believes it is necessary to consider the role of proxy voting policy in the context of broader portfolio management and administrative issues which apply to our investment management business as a whole. These are discussed as follows.

     3.5  PORTFOLIO MANAGEMENT ISSUES - ACTIVE EQUITY PORTFOLIOS

     3.5.1 While recognising in general terms that issues concerning corporate governance practices can have a significant bearing on the financial performance of companies, the primary criterion for the selection and retention of a particular stock in active equity portfolios remains our judgment that the stock will deliver superior investment performance for our clients, based on our investment themes and market analysis.

     3.5.2 In view of these dynamics, INVESCO does not consider it feasible or desirable to prescribe in advance comprehensive guidelines as to how it will exercise proxy voting authority in all circumstances. The primary aim of INVESCO's approach to corporate governance is to encourage a culture of performance among the companies in which we manage investments in order to add value to our clients' portfolios, rather than one of mere conformance with a prescriptive set of rules and constraints.

     3.5.3 Nevertheless, INVESCO has identified a limited range of issues upon which it will always exercise proxy voting authority - either to register disapproval of management proposals or to demonstrate support for company initiatives through positive use of voting powers. These issues are outlined as follows:

          KEY VOTING ISSUES

          Major Corporate Proposals

          INVESCO will always vote on the following issues arising in company General Meetings where it has the authority to do so on behalf of clients.

          - contentious issues (eg. issues of perceived national interest, or where there has been extensive press coverage or public comment);

          -    approval of changes of substantial shareholdings;

          -    mergers or schemes of arrangement; and

          -    approval of major asset sales or purchases.

          As a general rule, INVESCO will vote against any actions that will reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments, unless balanced by reasonable increase in net worth of the shareholding.

          Where appropriate, INVESCO will also use voting powers to influence companies to adopt generally accepted best corporate governance practices in areas such as board composition, disclosure policies and the other areas of recommended corporate governance practice.

          INVESCO's approach to significant proxy voting issues which fall outside these areas will be addressed on their merits.

     3.6  ADMINISTRATIVE ISSUES

     3.6.1 In addition to the portfolio management issues outlined above, INVESCO's proxy voting policy also takes account of administrative and cost implications, together with the size of our holdings as compared to the issue size, involved in the exercise of proxy voting authority on our clients' behalf.

     3.6.2 There are practical constraints to the implementation of proxy voting decisions. Proxy voting is a highly seasonal activity, with most company Annual General Meetings being collapsed into a few months, with short deadlines for the distribution and return of notice papers, multiple resolutions from multiple companies being considered simultaneously, and under a legal system which is essentially dependent upon paper-based communication and record-keeping.

     3.6.3 In addition, for investment managers such as INVESCO who do not invest as principals and who consequently do not appear directly on the share registers of companies, all of these communications are channelled through external custodians, among whom there is in turn a considerable variation in the nature and quality of systems to deal with the flow of information.

     3.6.4 While INVESCO has the systems in place to efficiently implement proxy voting decisions when required, it can be seen that administrative and cost considerations by necessity plan an important role in the application of a responsible proxy voting policy. This is particularly so bearing in mind the extremely limited time period within which voting decisions must often be made and implemented (which can in practice be as little as a few days). This factor also explains why INVESCO resists any suggestion that there should be compulsory proxy voting on all issues, as in our view this would only increase the costs to be borne by our clients with very little practical improvement in corporate performance in most cases.

     3.6.5 These administrative constraints are further highlighted by the fact that many issues on which shareholders are in practice asked to vote are routine matters relating to the ongoing administration of the company - eg. approval of financial accounts or housekeeping amendments to Articles of Association. Generally in such cases, we will be in favour of the motion as most companies take seriously their duties and are acting in the best interests of shareholders. However, the actual casting of a "yes" vote on all such resolutions in our view would entail an unreasonable administrative workload and cost.

     3.6.6 Accordingly, INVESCO believes that an important consideration in the framing of a proxy voting policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients' investments through portfolio management and client service. The policies outlined below have been prepared on this issue.

          KEY PROXY VOTING ISSUES

          Administrative Constraints

          In view of the administrative constraints and costs involved in the exercise of proxy voting powers, INVESCO may (depending on circumstances) not exercise its voting right unless its clients' portfolios in aggregate represent a significant proportion of the shareholdings of the company in question.

          A significant proportion in this context means 5% or more of the market capitalisation of the company.

4.   INTERNAL ADMINISTRATION & DECISION-MAKING PROCESS

     4.1 The following diagram illustrates the procedures adopted by INVESCO for the administration of proxy voting:

                               (PERFORMANCE CHART)

     4.2 As shown by the diagram, a central administrative role is performed by our Settlement Team, located within the Client Administration section. The initial role of the Settlement Team is to receive company notice papers via the range of custodians who hold shares on behalf of our clients, to ascertain which client portfolios hold the stock, and to initiate the decision-making process by distributing the company notice papers to the Primary Investment Manager responsible for the company in question.

     4.3 A voting decision on each company resolution (whether a yes or not vote, or a recommended abstention) is made by the Primary Investment Manager responsible for the company in question. INVESCO believes that this approach is preferable to the appointment of a committee with responsibility for handling voting issues across all companies, as it takes advantage of the expertise of individuals whose professional lives are occupied by analysing particular companies and sectors, and who are familiar with the issues facing particular companies through their regular company visits.

     4.4 Moreover, the Primary Equity Manager has overall responsibility for the relevant market and this ensures that similar issues which arise in different companies are handled in a consistent way across the relevant market.

     4.5 The voting decision is then documented and passed back to the Settlement Team, who issue the voting instructions to each custodian in advance of the closing data for receipt of proxies by the company. At the same time, the Settlement Team logs all proxy voting activities for record keeping or client reporting purposes.

     4.6 A key task in administering the overall process is the capture and dissemination of data from companies and custodians within a time frame that makes exercising votes feasible in practice. This applies particularly during the company Annual General Meeting "season", when there are typically a large number of proxy voting issues under consideration simultaneously. INVESCO has no control over the former dependency and INVESCO's ability to influence a custodian's service levels are limited in the case of individually-managed clients, where the custodian is answerable to the client.

     4.7 The following policy commitments are implicit in these administrative and decision-making processes:

          INTERNAL ADMINISTRATION AND DECISION-MAKING PROCESS

          INVESCO will consider all resolutions put forward in the Annual General Meeting or other decision-making forums of all companies in which investments are held on behalf of clients, where it has the authority to exercise voting powers. This consideration will occur in the context of our policy on Key Voting Issues outlined in Section 3.

          The voting decision will be made by the Primary Investment Manager responsible for the market in question.

          A written record will be kept of the voting decision in each case, and in case of an opposing vote, the reason/comment for the decision.

          Voting instructions will be issued to custodians as far as practicable in advance of the deadline for receipt of proxies by the company. INVESCO will monitor the efficiency with which custodians implement voting instructions on clients' behalf.

          INVESCO's ability to exercise proxy voting authority is dependent on timely receipt of notification from the relevant custodians.

5.   CLIENT REPORTING

     5.1  INVESCO will keep records of its proxy voting activities.

     5.2 Upon client request, INVESCO will regularly report back to the client on proxy voting activities for investments owned by the client.

     5.2. The following points summarise INVESCO's policy commitments on the reporting of proxy voting activities to clients (other than in cases where specific forms of client reporting are specified in the client's mandate):

          CLIENT REPORTING

          Where proxy voting authority is being exercised on a client's behalf, a statistical summary of voting activity will be provided on request as part of the client's regular quarterly report.

          INVESCO will provide more detailed information on particular proxy voting issues in response to requests from clients wherever possible.

                          PROXY POLICIES AND PROCEDURES
                             (AIM INVESTMENT FUNDS)
                            (EFFECTIVE APRIL 1, 2006
                                 GENERAL POLICY

INVESCO Institutional (N.A.), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (collectively, "INVESCO"), each has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

INVESCO believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.

INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.

                              PROXY VOTING POLICIES

VOTING OF PROXIES

INVESCO will vote client proxies in accordance with the procedures set forth below unless the client for non-ERISA clients retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) for ERISA clients retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith.

BEST ECONOMIC INTERESTS OF CLIENTS

In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.

ISS SERVICES

INVESCO has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote INVESCO's clients' proxies according to ISS's proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and
(ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.

Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client's account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.

PROXY COMMITTEE

The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The chair of the Proxy Committee shall be chosen by the Chief Compliance Officer of INVESCO. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of INVESCO. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.

Proxy Committee meetings shall be called by the Proxy Manager when override submissions are made and in instances when ISS has recused itself from a vote recommendation. In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients.

The Proxy Committee periodically reviews new types of corporate governance issues, evaluates proposals not addressed by the ISS proxy voting guidelines in instances when ISS has recused itself, and determines how INVESCO should vote. The Committee monitors adherence to these Procedures, industry trends and reviews the ISS proxy voting guidelines.

ISS RECUSAL

When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Committee will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.

OVERRIDE OF ISS RECOMMENDATION

There may be occasions where the INVESCO investment personnel, senior officers or a member of the Proxy Committee seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed conflict of interest issues as discussed below.

PROXY COMMITTEE MEETINGS

When a Proxy Committee Meeting is called, whether because of an ISS recusal or request for override of an ISS recommendation, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any INVESCO person has reported a conflict of interest.

The Proxy Committee shall review the information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall:

     (1)  describe any real or perceived conflict of interest,

     (2)  discuss any procedure used to address such conflict of interest,

     (3) report any contacts from outside parties (other than routine communications from proxy solicitors), and

     (4) include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.

Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies.

CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of INVESCO.

PROXY VOTING RECORDS

Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.

                              CONFLICTS OF INTEREST

PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly in which case the conflict of interest provisions discussed below shall apply.

In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.

For each director, officer and employee of INVESCO ("INVESCO person"), the interests of INVESCO's clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO's affiliates.

Accordingly, each INVESCO person must not put "personal benefit," whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO's clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An INVESCO person (excluding members of the Proxy Committee) shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.

The following are examples of situations where a conflict may exist:

     - Business Relationships - where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

     - Personal Relationships - where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

     - Familial Relationships - where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where clients' funds are invested in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.

It is the responsibility of the Proxy Manager and each member of the Proxy Committee to report any real or potential conflict of interest of which such individual has actual knowledge to the Chief Compliance Officer, who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

In addition, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.

In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any real or perceived conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

                           ISS PROXY VOTING GUIDELINES

A copy of the most recent ISS US Proxy Voting Guidelines Summary can be found on ISS's website at www.issproxy.com.

                                                                      APPENDIX A

                        ACKNOWLEDGEMENT AND CERTIFICATION

     I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.

                                        ----------------------------------------
                                                        Print Name


-------------------------------------   ----------------------------------------
                 Date                                   Signature

                                INVESCO PERPETUAL
                         POLICY ON CORPORATE GOVERNANCE

1.   INTRODUCTION

     INVESCO PERPETUAL (IP) has adopted a clear and considered policy towards its responsibility as a shareholder. As part of this policy, IP will take steps to satisfy itself about the extent to which the companies in which it invests comply with local recommendations and practices, such as the UK Combined Code issued by the Committee on Corporate Governance and/or the US Department of Labour Interpretive Bulletins.

2.   RESPONSIBLE VOTING

     IP has a responsibility to optimise returns to its clients. As a core part of the investment process, Fund Managers will endeavour to establish a dialogue with management to promote company decision making that is in the best interests of shareholders, and is in accordance with good Corporate Governance principles.

     IP considers that shareholder activism is fundamental to good Corporate Governance. Whilst this does not entail intervening in daily management decisions, it does involve supporting general standards for corporate activity and, where necessary, taking the initiative to ensure those standards are met.

     One important means of putting shareholder responsibility into practice is via the exercising of voting rights. In deciding whether to vote shares, IP will take into account such factors as the likely impact of voting on management activity, and where expressed, the preference of clients. As a result of these two factors, IP will tend to vote on all UK and European shares, but to vote on a more selective basis on other shares. (See Appendix I - Voting on non-UK/European shares)

     IP considers that the voting rights attached to its clients' investments should be actively managed with the same duty of care as that applied to all other aspects of asset administration. As such, voting rights will be exercised on an informed and independent basis, and will not simply be passed back to the company concerned for discretionary voting by the Chairman. In doing this, IP will have in mind three objectives:

     i)   To protect the rights of its clients

     ii) To minimise the risk of financial or business impropriety within the companies in which its clients are invested, and

     iii) To protect the long-term value of its clients' investments.

     It is important to note that, when exercising voting rights, a third option of abstention can also be used as a means of expressing dissatisfaction, or lack of support, to a Board on a particular issue. Additionally, in the event of a conflict of interest arising between IP and its clients over a specific issue, IP will either abstain or seek instruction from each client.

     IP will exercise actively the voting rights represented by the shares it manages on behalf of its investors.

     Note: Share Blocking

     Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as that around a shareholder meeting.

3.   VOTING PROCEDURES

     IP will endeavour to keep under regular review with trustees, depositaries and custodians the practical arrangements for circulating company resolutions and notices of meetings and for exercising votes in accordance with standing or special instructions.

     IP will endeavour to review regularly any standing or special instructions on voting and where possible, discuss with company representatives any significant issues.

     IP will take into account the implications of stock lending arrangements where this is relevant (that is, when stock is lent to the extent permitted by local regulations, the voting rights attaching to that stock pass to the borrower).

4.   DIALOGUE WITH COMPANIES

     IP will endeavour, where practicable in accordance with its investment processes, to enter into a dialogue with companies based on the mutual understanding of objectives. This dialogue is likely to include regular meetings with company representatives to explore any concerns about corporate governance where these may impact on the best interests of clients. In discussion with Company Boards and senior non-Executive Directors, IP will endeavour to cover any matters with particular relevance to shareholder value.

     Specifically when considering resolutions put to shareholders, IP will pay attention to the companies' compliance with the relevant local requirements. In addition, when analysing the company's prospects for future profitability and hence returns to shareholders, IP will take many variables into account, including but not limited to, the following:

     [ ]  Nomination and audit committees

     [ ]  Remuneration committee and directors' remuneration

     [ ]  Board balance and structure

     [ ]  Financial reporting principles

     [ ]  Internal control system and annual review of its effectiveness

     [ ]  Dividend and Capital Management policies

5.   NON-ROUTINE RESOLUTIONS AND OTHER TOPICS

     These will be considered on a case-by-case basis and where proposals are put to the vote will require proper explanation and justification by (in most instances) the Board. Examples of such would be all SRI issues (i.e. those with social, environmental or ethical connotations), political donations, and any proposal raised by a shareholder or body of shareholders (typically a pressure group).

     Apart from the three fundamental voting objectives set out under 'Responsible Voting' above, considerations that IP might apply to non-routine proposals will include:

     i) The degree to which the company's stated position on the issue could affect its reputation and/or sales, or leave it vulnerable to boycott or selective purchasing

     ii)  What other companies have done in response to the issue

     iii) Whether implementation would achieve the objectives sought in the proposal

     iv)  Whether the matter is best left to the Board's discretion.

6.   EVALUATION OF COMPANIES' CORPORATE GOVERNANCE ARRANGEMENTS

     IP will, when evaluating companies' governance arrangements, particularly those relating to board structure and composition, give due weight to all relevant factors drawn to their attention.

7.   DISCLOSURE

     On request from clients, IP will in good faith provide records of voting instructions given to third parties such as trustees, depositaries and custodians provided that

     (i) in IP's discretion, to do so does not conflict with the best interests of other clients and

     (ii) it is understood that IP will not be held accountable for the expression of views within such voting instructions and

     (iii) IP are not giving any assurance nor undertaking any obligation to ensure that such instructions resulted in any votes actually being cast. Records of voting instructions within the immediate preceding 3 months will not normally be provided.

Note: The record of votes will reflect the voting instruction of the relevant
     Fund Manager. This may not be the same as votes actually cast as IP is entirely reliant on third parties complying promptly with such instructions to ensure that such votes are cast correctly. Accordingly, the provision of information relating to an instruction does not mean that a vote was actually cast, just that an instruction was given in accordance with a particular view taken.

                                   APPENDIX I
                        VOTING ON NON-UK/EUROPEAN SHARES

     When deciding whether to exercise the voting rights attached to its clients' non-UK/European shares, IP will take into consideration a number of factors. These will include:

     - the likely impact of voting on management activity, versus the cost to the client

     - the portfolio management restrictions (e.g. share blocking) that may result from voting

     -    the preferences, where expressed, of clients

     Generally, IP will vote on non-UK/European shares by exception only, except where the client or local regulator expressly requires voting on all shares.

     SHARE BLOCKING

     Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as that around a shareholder meeting.

                               (Quick Translation)

                    INTERNAL RULES ON PROXY VOTING EXECUTION

(PURPOSE)

ARTICLE 1

INVESCO Asset Management (Japan) Limited (referred to as "INVESCO" thereafter) assumes a fiduciary responsibility to vote proxies in the best interest of its trustors and beneficiaries. In addition, INVESCO acknowledges its responsibility as a fiduciary to vote proxies prudently and solely for the purpose of maximizing the economic values of trustors (investors) and beneficiaries. So that it may fulfill these fiduciary responsibilities to trustors (investors) and beneficiaries, INVESCO has adopted and implemented these internal rules reasonably designed to ensure that the business operations of the company to invest are appropriately conducted in the best interest of shareholders and are always monitored by the shareholders.

(PROXY VOTING POLICY)
ARTICLE 2

INVESCO exercises the voting right in the best interest of its trustors and beneficiaries not in the interests of the third parties. The interests of trustors and beneficiaries are defined as the increase of the value of the enterprise or the expansion of the economic value of the shareholders or to protect these values from the impairment.

(VOTING EXERCISE STRUCTURE)
ARTICLE 3

Please refer to the Article 2 of Proxy Voting basic Policy as per attached.

(PROXY VOTING GUIDELINES)
ARTICLE 4

Please refer to Proxy Voting Guidelines (Attachment 2).

(PROXY VOTING PROCESS)
ARTICLE 5

1.   DOMESTIC EQUITIES

     (1) Notification on the shareholder meeting will be delivered to Operations from trustee banks which will be in turn forwarded to the person in charge of equities investment. The instruction shall be handled by Operations.

     (2) The person in charge of equities investment scrutinizes the subjects according to the "Screening Standard" and forward them to the proxy voting committee ("Committee").

     (3) In case of asking for the outside counsel, to forward our proxy voting guidelines ("Guidelines") to them beforehand and obtain their advice

     (4) In either case of 2 or 3, the person in charge shall make proposal to the Committee to ask for their "For", "Against", "Abstention", etc.

     (5) The Committee scrutinizes the respective subjects and approves/disapproves with the quorum of two thirds according to the Guidelines.

     (6) In case where as to the subject which the Committee judges as inappropriate according to the Guidelines and/or the subject which cannot obtain the quorum, the Committee will be held again to discus the subject.

2.   FOREIGN EQUITIES

     (1) As to the voting exercise of the foreign equities, we shall consider the manners and customs of the foreign countries as well as the costs.

     (2) As to the voting process, the above process of the domestic equities shall be accordingly adjusted and applied.

(DISCLOSURE OF INFORMATION)

ARTICLE 6

In case of the request from the customers, we can disclose the content.

(VOTING RECORD)

ARTICLE 7

[ ]  The Committee preserves the record of Attachment 1 for one year.

[ ] The administration office is the Investment Division which shall preserve all the related documents of this voting process.

[ ] Operations which handle the instruction shall preserve the instruction documents for 10 years after the termination of the ITM funds or the termination of the investment advisory contracts.

Article 8 and addendum are omitted.

                            PROXY VOTING BASIC POLICY

1.   Basic Thought on Proxy Voting

          - INVESCO makes efforts to maximize the entrusted assets in terms of fiduciary duties in investing the funds entrusted by the trustors (investors) and the beneficiaries.

          - For the purpose of maximizing the invested assets and the value of the equities, INVESCO always monitors the invested companies to operate approximately as a shareholder in the best interests of the shareholders.

          - From the above point of view, INVESCO has adopted and implemented this Proxy Voting Basic Policy and Proxy Voting Policy and Procedure to fulfill the proxy voting rights properly.

          - In exercising the proxy voting rights, INVESCO fulfills the voting rights in the benefits of the trustors (investors) and the beneficiaries not in the benefits of the third parties.

2.   Voting Process and Structure

          - INVESCO establishes the Proxy Voting Committee (referred to as "Committee" thereafter) which executes the proxy voting rights

          - The Committee is composed of the chairman who is designated by Japanese Management Committee (referred to as "J-Mac" thereafter) and the members appointed by the chairman. Persons in charge of Investment Division and Legal & Compliance Division shall be mandatory members.

          - The Committee has been delegated the judgment power to execute the voting right from the J-Mac.

          - The Committee has worked out the subjects according to the pre-determined "Screening Standard" in terms of benefits of the shareholders and executes the voting rights based on the "Proxy Voting Guidelines".

          - The Committee is occasionally taken the advice from the outside parties according to the "Proxy Voting Guidelines".

          - The Committee is held on a monthly basis and the result of the voting execution is to be reported to J-Mac on a monthly basis at least.

3.   Screening Standard

     For the purpose of efficient voting execution, INVESCO implements the following screening criteria. The companies fallen under this screening criteria shall be scrutinized according to "Voting Guidelines".

     (1)  Quantitative Standard

          1) Low profit margin of operational income and recurrent income for certain periods

          2)   Negative Net Assets/Insolvency

          3)   Extremely High Dividend Ratios or Low Dividend Ratios

     (2)  Qualitative Standard

          1) In breach of the substantial laws or anti-social activities for the past one year

          2) Impairment of the interests of the shareholders for the past one year

     (3)  Others

          1) External Auditor's Audit Report with the limited auditor's opinion

          2)   Shareholders' proposals

4.   Proxy Voting Guidelines

     (1)  General Subjects

          1)   Any violation of laws and anti-social activities?

          2) Inappropriate disclosure which impairs the interests of shareholders?

          3)   Enough Business Improvement Efforts?

     (2)  Subjects on Financial Statements

               Any reasonable reasons for Interest Appropriation/Loss Disposal?

     (3) Amendments to Articles of Incorporation, etc. Any possibility of the limitation to the shareholder's rights?

     (4)  Directors/Statutory Auditors

               Appointment of the unqualified person, or inappropriate amount of payment/gifts to the unqualified person?

     (5)  Capital Policy/Business Policy

               Unreasonable policy in terms of maximization of the shareholders' interests?

     (6)  Others

          1)   Shareholder's Proposals

               Contribution to the increase of the shareholders' economic interests?

          2)   Appointment of Auditor

               Any problem of independency?

Voting Screening Criteria & Decision Making Documents             (Attachment 1)

Company Name :                                                     Year    Month
--------------                                                     ----    -----
Screening Criteria / Quantitative Criteria (consolidated or
(single))
                                                                    Yes      No
Consecutive unprofitable settlements for the past 3 years
Consecutive Non-dividend payments for the past 3 years
Operational loss for the most recent fiscal year
Negative net assets for the most recent fiscal year
Less than 10% or more than 100% of the dividend ratios for the most recent fiscal year
Screening Criteria/Qualitative Criteria
                                                                    Yes      No
Substantial breach of the laws/anti-social activities for the past one year
     If Yes, describe the content of the breach of the
     law/anti-social activities:
Others, especially, any impairment of the value of the
shareholders for the past one year
     If Yes, describe the content of the impairment of the
     value of shareholders:
Others
                                                                    Yes      No
External Auditor's report with the limited auditor's opinion
Shareholder's proposal


Person in charge of   Initial   Signature
equities investment

     - If all Nos (ARROW) No objection to the agenda of the shareholders' meeting

     - If one or more Yes (ARROW) (Person in charge of equities investment shall fill out the blanks below and forward to the Committee)

Proposal on Voting Execution

Reason for judgment

Chairman   For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature

Proxy Voting Guidelines                                           (Attachment 2)

1.   PURPORT OF GUIDELINES

     Pursuant to Article 2 of Proxy Voting Policy and Procedure, INVESCO has adopted and implemented the following guidelines and hereby scrutinizes and decides the subjects one by one in light of the guidelines.

2.   GUIDELINES

     (1)  General Subjects

          1)   Any violation of laws and anti-social activities?

               - To scrutinize and judge respectively the substantial impact over the company's business operations by the above subjects or the impairment of the shareholders' economic value.

          2) Inappropriate disclosure which impairs the interests of shareholders?

               - To scrutinize and judge respectively the potential impairment of the shareholder's economic value.

          3)   Enough Business Improvement Efforts?

               - Although the continuous extremely unprofitable and the extremely bad performance, the management is in short of business improvement efforts. To scrutinize and judge respectively the cases.

     (2)  Subjects on Financial Statements

          1)   Interest Appropriation Plan

               (1)  Interest Appropriation Plan (Dividends)

                    - To basically approve unless the extremely overpayment or minimum payment of the dividends

               (2) Interest Appropriation Plan (Bonus payment to corporate officers)

                    - To basically agree but in case where the extremely unprofitable, for example, the consecutive unprofitable and no dividend payments or it is apparent of the impairment of the shareholder's value, to request to decrease the amount or no bonus payment.

               (3) To basically disagree to the interest appropriation plan if no dividend payments but to pay the bonus to the corporate officers without prior assessment.

          2)   Loss Disposal Plan

                    To scrutinize and judge respectively

     (3)  Amendments to Articles of Incorporation, etc.

          1)   Company Name Change/Address Change, etc.

          2)   Change of Purpose/Method of Public Announcement

          3)   Change of Business Operations, etc.

          4)   Change of Stipulations on Shareholders/Shareholders Meeting

          5) Change of Stipulations on Directors/Board of Directors/Statutory Auditors

               - To basically approve however, in case of the possibility of the limitation to the shareholders' rights, to judge respectively

     (4)  Subjects on Corporate Organization

          1)   Composition of Board of Directors Meeting, etc.

               - To basically approve the introduction of "Committee Installation Company" or "Substantial Asset Control Institution"

               - To basically approve the introduction of the corporate officer institution. Provided, however, that in case where all directors are concurrent with those committee members and the institutions, to basically disagree. In case of the above introduction, to basically disapprove to the decrease of the board members or adjustment of the remuneration.

          2)   Appointment of Directors

               - To basically disagree in case where the increase of the board members which is deemed to be overstaffed and no explanatory comments on the increase. In case of 21 or more board members, to respectively judge.

               - To basically disagree the re-appointment of the existing directors in case where the consecutive unprofitable settlement for the past 3 years and the consecutive 3 year no dividend payments, or the consecutive decrease in the net profits for the past 5 years.

               - To basically disagree the re-appointment of the existing directors in case where the scandal of the breach of the laws and the anti-social activities occurred and caused the substantial impact over the business operations during his/her assignment.

          3)   Appointment of Outside Directors

               - To basically agree after the confirmation of its independency based on the information obtained from the possible data sources.

               -    To basically disagree the decrease in number.

               - To basically disagree the job concurrence of the competitors' CEO, COO, CFO or concurrence of the outside directors of 4 or more companies.

               - To basically disagree in case of no-independence of the company

               - To basically disagree the extension of the board of directors' term.

          4)   Appointment of Statutory Auditors

               - To basically disagree the appointment of the candidate who is appointed as a director and a statutory auditor by turns.

               - To basically disagree the re-appointment of the existing directors in case where the scandal of the breach of the laws and the anti-social activities occurred and caused the substantial impact over the business operations during his/her assignment.

          5)   Appointment of Outside Statutory Auditors

               - To basically disagree in case where the outside statutory auditor is not actually the outside auditor (the officer or employee of the parent company, etc.)

               - To basically disagree in case where the reason of the decrease in the number is not clearly described.

               - To basically agree in case where the introduction of the "Statutory Auditor Appointment Committee" which includes plural outside statutory auditors.

     (5)  Officer Remuneration/Officer Retirement Allowances

          1)   Officer Remuneration

               - To basically disagree the amendment of the officer remuneration (unless the decrease in amount or no payment) in case where the consecutive unprofitable settlements for the past 3 years and the consecutive 3 year no dividend payments, or the consecutive decrease in the net profits for the past 5 years.

               - To basically disagree and scrutinize respectively in case where no sufficient explanation of the substantial increase (10% or more per head), or no decrease of the remuneration amount if the number of the officers decrease.

          2)   Officer Retirement Allowance

               -    To basically approve

               - To basically disapprove in case where the payment of the allowance to the outside statutory auditors and the outside directors.

               - To basically disapprove in case where the officer resigned or retired during his/her assignment due to the scandal of the breach of the laws and the anti-social activities.

               - To basically disagree in case where the consecutive unprofitable settlements for the past 3 years and the consecutive 3 year no dividend payments, or the consecutive decrease in the net profits for the past 5 years.

2.   CAPITAL POLICY/BUSINESS POLICY

          1)   Acquisition of Own shares

               -    To basically approve

               - To basically approve the disposition of the own sharers if the disposition ratio of less than 10% of the total issued shares and the shareholders' equities. In case of 10% or more, to respectively scrutinize.

          2)   Capital Reduction

               - To basically disagree in case where the future growth of the business might be substantially decreased.

          3)   Increase of the authorized capital

               - To basically disagree in case of the substantial increase of the authorized capital taking into consideration the dilution of the voting right (10% or more) and incentive.

          4) Granting of the stock options to Directors, Statutory Auditors and Employees

               -    To basically approve

               - To basically disagree in case where the substantial dilution of the value of the stocks (the potential dilution ration is to increase 5% of the total issued stock number) will occur and accordingly decrease of the shareholders' interests.

               - To basically disagree in case where the exercise price is deviated by 10% or more from the market value as of the fiscal year-end

               - To basically disagree the decrease of the exercise price (re-pricing)

               - To basically disagree in case where the exercise term remains less than 1 year

               - To basically disagree in case the scope of the option granted objectives (transaction counterparties) is not so closely connected with the better performance.

          5)   Mergers and Acquisitions

               - To basically disagree in case where the terms and conditions are not advantageous and there is no assessment base by the third party.

               - To basically disagree in case where the content of the mergers and acquisitions can not be deemed to be reasonable in comparison with the business strategy.

          6)   Business Transfer/Acceptance

               - To basically disagree in case where the content of the mergers and acquisitions can not be deemed to be reasonable and extremely unprofitable in comparison with the business strategy.

          7)   Capital Increase by the allocation to the third parties

                    To basically analyze on a case by case basis Provided, however, that to basically approve in case where the companies under the financial difficulties executes as the restructuring of the business.

(7)  Others

          1)   Appointment of Accountant

               -    To basically approve

               -    To basically disapprove on suspicion of its independency.

               - To scrutinize the subjects in case where the decline of the re-appointment due to the conflict of the audit policy.

          2)   Shareholders' proposal

               -    To basically analyze on a case by case basis

               - The basic judgment criterion is the contribution to the increase of the shareholders' value. However, to basically disapprove in case where to maneuver as a method to resolve the specific social and political problems.

                             AIM TRIMARK INVESTMENTS
                             PROXY VOTING GUIDELINES

UPDATED: APRIL 17, 2006

PURPOSE

The purpose of this document is to describe AIM Trimark's general guidelines for voting proxies received from companies held in AIM Trimark's Toronto-based funds. Proxy voting for the funds managed on behalf of AIM Trimark on a sub-advised basis (i.e. by other AMVESCAP business units or on a third party basis) are subject to the proxy voting policies & procedures of those other entities. As part of its regular due diligence, AIM Trimark will review the proxy voting policies & procedures of any new sub-advisors to ensure that they are appropriate in the circumstances.

INTRODUCTION

AIM Trimark has the fiduciary obligation to ensure that the long-term economic best interest of unitholders is the key consideration when voting proxies of portfolio companies.

As a general rule, AIM Trimark shall vote against any actions that would:

-    reduce the rights or options of shareholders,

-    reduce shareholder influence over the board of directors and management,

-    reduce the alignment of interests between management and shareholders, or

-    reduce the value of shareholders' investments.

At the same time, since AIM Trimark's Toronto-based portfolio managers follow an investment discipline that includes investing in companies that are believed to have strong management teams, the portfolio managers will generally support the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors. Therefore, in most circumstances, votes will be cast in accordance with the recommendations of the company's board of directors.

While AIM Trimark's proxy voting guidelines are stated below, the portfolio managers will take into consideration all relevant facts and circumstances (including country specific considerations), and retain the right to vote proxies as deemed appropriate.

These guidelines may be amended from time to time.

CONFLICTS OF INTEREST

When voting proxies, AIM Trimark's portfolio managers assess whether there are material conflicts of interest between AIM Trimark's interests and those of unitholders. A potential conflict of interest situation may include where AIM Trimark or an affiliate manages assets for, provides other financial services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote in favour of management of the company may harm AIM Trimark's relationship with the company. In all situations, the portfolio managers will not take AIM Trimark's relationship with the company into account, and will vote the proxies in the best interest of the unitholders. To the extent that a portfolio manager has any conflict of interest with respect to a company or an issue presented, that portfolio manager should abstain from voting on that company or issue. Portfolio managers are required to report to the Chief Investment Officer any such conflicts of interest and / or attempts by outside parties to improperly influence the voting process.

I. BOARDS OF DIRECTORS

We believe that a board that has at least a majority of independent directors is integral to good corporate governance. Unless there are restrictions specific to a company's home jurisdiction, key board committees, including audit and compensation committees, should be completely independent.

A) VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes in an uncontested election of directors are evaluated on a CASE-BY-CASE basis, considering factors that may include:

     -    Long-term company performance relative to a market index,

     -    Composition of the board and key board committees,

     -    Nominee's attendance at board meetings,

     - Nominee's time commitments as a result of serving on other company boards,

     -    Nominee's investments in the company,

     -    Whether the chairman is also serving as CEO, and

     -    Whether a retired CEO sits on the board.

B) VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering factors that may include:

     - Long-term financial performance of the target company relative to its industry,

     -    Management's track record,

     -    Background to the proxy contest,

     -    Qualifications of director nominees (both slates),

     - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and

     -    Stock ownership positions.

C) MAJORITY THRESHOLD VOTING FOR DIRECTOR ELECTIONS

We will generally vote FOR proposals that require directors to be elected with an affirmative majority of votes cast unless the relevant portfolio manager believes that the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate and timely response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

D) REIMBURSEMENT OF PROXY SOLICITATION EXPENSES

Decisions to provide reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

E) SEPARATING CHAIRMAN AND CEO

Shareholder proposals to separate the chairman and CEO positions should be evaluated on a CASE-BY-CASE basis.

While we generally support these proposals, some companies have governance structures in place that can satisfactorily counterbalance a combined position. Voting decisions will take into account factors such as:

     - Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties;

     -    Majority of independent directors;

     -    All-independent key committees;

     -    Committee chairpersons nominated by the independent directors;

     - CEO performance is reviewed annually by a committee of outside directors; and

     -    Established governance guidelines.

F) MAJORITY OF INDEPENDENT DIRECTORS

While we generally support shareholder proposals asking that a majority of directors be independent, each proposal should be evaluated on a CASE-BY-CASE basis.

We generally vote FOR shareholder proposals that request that the board's audit, compensation, and/or nominating committees be composed exclusively of independent directors.

G) STOCK OWNERSHIP REQUIREMENTS

We believe that individual directors should be appropriately compensated and motivated to act in the best interests of shareholders. Share ownership by directors better aligns their interests with those of other shareholders. Therefore, we believe that meaningful share ownership by directors is in the best interest of the company.

We generally vote FOR proposals that require a certain percentage of a director's compensation to be in the form of common stock.

H) SIZE OF BOARDS OF DIRECTORS

We believe that the number of directors is important to ensuring the board's effectiveness in maximizing long-term shareholder value. The board must be large enough to allow it to adequately discharge its responsibilities, without being so large that it becomes cumbersome.

While we will we prefer a board of no fewer than 5 and no more than16 members, each situation will be considered on a CASE-BY-CASE basis taking into consideration the specific company circumstances.

I) CLASSIFIED OR STAGGERED BOARDS

In a classified or staggered board, directors are typically elected in two or more "classes", serving terms greater than one year.

We prefer the annual election of all directors and will generally NOT SUPPORT proposals that provide for staggered terms for board members. We recognize that there may be jurisdictions where staggered terms for board members is common practice and, in such situations, we will review the proposals on a CASE-BY-CASE basis.

J) DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION

We recognize that many individuals may be reluctant to serve as corporate directors if they were to be personally liable for all lawsuits and legal costs. As a result, limitations on directors' liability can benefit the corporation and its shareholders by helping to attract and retain qualified directors while providing recourse to shareholders on areas of misconduct by directors.

We generally vote FOR proposals that limit directors' liability and provide indemnification as long as the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the corporation and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

II. AUDITORS

A strong audit process is a requirement for good corporate governance. A significant aspect of the audit process is a strong relationship with a knowledgeable and independent set of auditors.

A) RATIFICATION OF AUDITORS

We believe a company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence.

We generally vote for the reappointment of the company's auditors unless:

     - It is not clear that the auditors will be able to fulfill their function;

     - There is reason to believe the auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

     - The auditors have a significant professional or personal relationship with the issuer that compromises their independence.

B) DISCLOSURE OF AUDIT VS. NON-AUDIT FEES

Understanding the fees earned by the auditors is important for assessing auditor independence. Our support for the re-appointment of the auditors will take into consideration whether the management information circular contains adequate disclosure about the amount and nature of audit vs. non-audit fees.

There may be certain jurisdictions that do not currently require disclosure of audit vs. non-audit fees. In these circumstances, we will generally support proposals that call for this disclosure.

III. COMPENSATION PROGRAMS

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider each compensation plan in its entirety (including all incentives, awards and other compensation) to determine if the plan provides the right incentives to managers and directors and is reasonable on the whole.

While we generally encourage companies to provide more transparent disclosure related to their compensation programs, the following are specific guidelines dealing with some of the more common features of these programs (features not specifically itemized below will be considered on a case-by-case basis taking into consideration the general principles described above):

A) CASH COMPENSATION AND SEVERANCE PACKAGES

We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

B) EQUITY BASED PLANS - DILUTION

We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

C) EMPLOYEE STOCK PURCHASE PLANS

We will generally vote for the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value. It is recognized that country specific circumstances may exist (e.g. tax issues) that require proposals to be reviewed on a case-by-case basis.

D) LOANS TO EMPLOYEES

We will vote against the corporation making loans to employees to allow employees to pay for stock or stock options. It is recognized that country specific circumstances may exist that require proposals to be reviewed on a case-by-case basis.

E) STOCK OPTION PLANS - BOARD DISCRETION

We will vote against stock option plans that give the board broad discretion in setting the terms and conditions of the programs. Such programs should be submitted with detail and be reasonable in the circumstances regarding their cost, scope, frequency and schedule for exercising the options.

F) STOCK OPTION PLANS - INAPPROPRIATE FEATURES

We will generally vote against plans that have any of the following structural features:

     -    ability to re-price "underwater" options without shareholder approval,

     - ability to issue options with an exercise price below the stock's current market price,

     -    ability to issue "reload" options, or

     -    automatic share replenishment ("evergreen") features.

G) STOCK OPTION PLANS - DIRECTOR ELIGIBILITY

While we prefer stock ownership by directors, we will support stock option plans for directors as long as the terms and conditions of director options are clearly defined and are reasonable.

H) STOCK OPTION PLANS - REPRICING

We will vote for proposals to re-price options if there is a value-for-value (rather than a share-for-share) exchange.

I) STOCK OPTION PLANS - VESTING

We will vote against stock option plans that are 100% vested when granted.

J) STOCK OPTION PLANS - AUTHORIZED ALLOCATIONS

We will generally vote against stock option plans that authorize allocation of 25% or more of the available options to any one individual.

K) STOCK OPTION PLANS - CHANGE IN CONTROL PROVISIONS

We will vote against stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders would receive for their shares.

IV. CORPORATE MATTERS

We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers & acquisitions on a case-by-case basis, taking into consideration the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

A) COMMON STOCK AUTHORIZATION

We will review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

B) DUAL CLASS SHARE STRUCTURES

Dual class share structures involve a second class of common stock with either superior or inferior voting rights to those of another class of stock.

We will generally vote against proposals to create or extend dual class share structures where certain stockholders have superior or inferior voting rights to another class of stock.

C) STOCK SPLITS

We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

D) REVERSE STOCK SPLITS

We will vote FOR management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

E) SHARE REPURCHASE PROGRAMS

We will vote AGAINST proposals to institute open-market share repurchase plans if all shareholders do not participate on an equal basis.

F) REINCORPORATION

Reincorporation involves re-establishing the company in a different legal jurisdiction.

We will generally vote FOR proposals to reincorporate the company provided that the board and management have demonstrated sound financial or business reasons for the move. Proposals to reincorporate will NOT BE SUPPORTED if solely as part of an anti-takeover defense or as a way to limit directors' liability.

G) MERGERS & ACQUISITIONS

We will vote FOR merger & acquisition proposals that the relevant portfolio managers believe, based on their review of the materials:

     -    will result in financial and operating benefits,

     -    have a fair offer price,

     -    have favorable prospects for the combined companies, and

     - will not have a negative impact on corporate governance or shareholder rights.

V. SOCIAL RESPONSIBILITY

We recognize that to effectively manage a corporation, directors and management must consider not only the interests of shareholders, but the interests of employees, customers, suppliers and creditors, among others.

We believe that companies and their boards must give careful consideration to social responsibility issues in order to enhance long-term shareholder value.

We SUPPORT efforts by companies to develop policies and practices that consider social responsibility issues related to their businesses

VI. SHAREHOLDER PROPOSALS

Shareholder proposals can be extremely complex, and the impact on the interests of all stakeholders can rarely be anticipated with a high degree of confidence. As a result, shareholder proposals will be reviewed on a CASE-BY-CASE basis with consideration of factors such as:

     - the proposal's impact on the company's short-term and long-term share value,

     -    its effect on the company's reputation,

     -    the economic effect of the proposal,

     -    industry and regional norms applicable to the company,

     -    the company's overall corporate governance provisions, and

     -    the reasonableness of the request.

We will generally SUPPORT shareholder proposals that require additional disclosure regarding corporate responsibility issues where the relevant portfolio manager believes:

     - the company has failed to adequately address these issues with shareholders,

     - there is information to suggest that a company follows procedures that are not in compliance with applicable regulations, or

     - the company fails to provide a level of disclosure that is comparable to industry peers or generally accepted standards.

We will generally NOT SUPPORT shareholder proposals that place arbitrary or artificial constraints on the board, management or the company.

A) ORDINARY BUSINESS PRACTICES

We will generally SUPPORT the board's discretion regarding shareholder proposals that involve ordinary business practices.

B) PROTECTION OF SHAREHOLDER RIGHTS

We will generally vote FOR shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

C) BARRIERS TO SHAREHOLDER ACTION

We will generally vote FOR proposals to lower barriers to shareholder action.

D) SHAREHOLDER RIGHTS PLANS

We will generally vote FOR proposals to subject shareholder rights plans to a shareholder vote.

VII. OTHER

a) We will vote AGAINST any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

b) We will vote AGAINST any proposals to authorize the company to conduct any other business that is not described in the proxy statement (including the authority to approve any further amendments to an otherwise approved resolution).

                                   APPENDIX F

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

     A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.


All information listed below is as of January 31, 2008.


AIM CHINA FUND


                                        CLASS A      CLASS B     CLASS C     INSTITUTIONAL
                                        SHARES        SHARES      SHARES      CLASS SHARES
                                      PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                    OWNED OF     OWNED OF     OWNED OF      OWNED OF
PRINCIPAL HOLDER                        RECORD       RECORD       RECORD         RECORD
-------------------                   ----------   ----------   ----------   -------------
Merrill Lynch Pierce Fenner & Smith        --           --         7.61%            --
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6484

Pershing LLC                            12.15%       15.41%        7.06%         82.35%
1 Pershing Plz
Jersey City, NJ 07399-0001


AIM DEVELOPING MARKETS FUND


                                        CLASS A      CLASS B     CLASS C     INSTITUTIONAL
                                        SHARES        SHARES      SHARES      CLASS SHARES
                                      PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                    OWNED OF     OWNED OF     OWNED OF      OWNED OF
PRINCIPAL HOLDER                        RECORD       RECORD       RECORD         RECORD
-------------------                   ----------   ----------   ----------   -------------
Citigroup Global Markets House           7.45%        8.58%       14.45%            --
Account
Attn: Cindy Tempesta, 7th Floor
333 West 34th Street
NY, NY 10001-2402

AIM International Allocation Fund          --           --           --          78.87%
Omnibus Account
C/O AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

                                        CLASS A      CLASS B     CLASS C     INSTITUTIONAL
                                        SHARES        SHARES      SHARES      CLASS SHARES
                                      PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                    OWNED OF     OWNED OF     OWNED OF      OWNED OF
PRINCIPAL HOLDER                        RECORD       RECORD       RECORD         RECORD
-------------------                   ----------   ----------   ----------   -------------
Charles Schwab & Co Inc                  7.83%          --           --             --
Reinvestment Account
101 Montgomery St
San Francisco, CA 94104-4151

Merrill Lynch Pierce Fenner & Smith      7.60%          --        21.23%            --
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484

Morgan Stanley DW                          --           --         6.32%            --
Attn:  Mutual Fund Operations
3 Harborside Pl, Floor 6
Jersey City, NJ 07311-3907

Pershing LLC                             8.39%        9.22%        9.05%            --
1 Pershing Plz
Jersey City, NJ 07399-0001


AIM GLOBAL HEALTH CARE FUND


                                        CLASS A      CLASS B     CLASS C       INVESTOR
                                        SHARES        SHARES      SHARES     CLASS SHARES
                                      PERCENTAGE   PERCENTAGE   PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                    OWNED OF     OWNED OF     OWNED OF     OWNED OF
PRINCIPAL HOLDER                        RECORD       RECORD       RECORD        RECORD
-------------------                   ----------   ----------   ----------   ------------
Charles Schwab & Co Inc                    --           --           --         16.58%
Special Custody Acct for the
Exclusive Benefit of Customers
ATTN: Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

Citigroup Global Markets House           7.20%       5.06%           --            --
Account
Attn: Cindy Tempesta, 7th Floor
333 West 34th Street
New York, NY 10001-2402

                                        CLASS A      CLASS B     CLASS C       INVESTOR
                                        SHARES        SHARES      SHARES     CLASS SHARES
                                      PERCENTAGE   PERCENTAGE   PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                    OWNED OF     OWNED OF     OWNED OF     OWNED OF
PRINCIPAL HOLDER                        RECORD       RECORD       RECORD        RECORD
-------------------                   ----------   ----------   ----------   ------------
Merrill Lynch Pierce Fenner & Smith      7.31%          --        13.51%           --
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484

Nat'l Financial Services Corp              --           --           --          5.63%
The Exclusive Benefit of Cust
One World Financial Center
200 Liberty St 5th Floor
ATTN: Kate - Recon
New York, NY 10281

Pershing LLC                             5.88%       12.76%       10.75%           --
1 Pershing Plz
Jersey City, NJ 07399-0001


AIM INTERNATIONAL TOTAL RETURN FUND


                                        CLASS A      CLASS B     CLASS C     INSTITUTIONAL
                                        SHARES        SHARES      SHARES      CLASS SHARES
                                      PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                    OWNED OF     OWNED OF     OWNED OF      OWNED OF
PRINCIPAL HOLDER                        RECORD       RECORD       RECORD         RECORD
-------------------                   ----------   ----------   ----------   -------------
AIM Conservative Asset Allocation          --           --           --         15.10%
Fund Omnibus Account
c/o A I M Advisors, Inc.
11 E Greenway Plz, Ste 100
Houston, TX 77046-1113

AIM Income Allocation Fund Omnibus         --           --           --         14.23%
Account
c/o A I M Advisors, Inc.
11 E Greenway Plz, Ste 100
Houston, TX 77046-1113

AIM Moderate Assets Allocation Fund        --           --           --         58.41%
Omnibus Account
c/o A I M Advisors, Inc.
11 E Greenway Plz, Ste 100
Houston, TX 77046-113

AIM Moderately Conservative                --           --           --         11.43%
Allocation Fund Omnibus Account
c/o A I M Advisors, Inc.
11 E Greenway Plz, Ste 100
Houston, TX 77046-1113

                                        CLASS A      CLASS B     CLASS C     INSTITUTIONAL
                                        SHARES        SHARES      SHARES      CLASS SHARES
                                      PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                    OWNED OF     OWNED OF     OWNED OF      OWNED OF
PRINCIPAL HOLDER                        RECORD       RECORD       RECORD         RECORD
-------------------                   ----------   ----------   ----------   -------------
Charles Schwab & Co Inc.                11.16%          --           --           --
Special Custody FBO Customers (SIM)
Attn: Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151

Pershing LLC                             8.81%       11.39%        9.73%          --
1 Pershing Plz
Jersey City, NJ 07399-0001


AIM JAPAN FUND


                                        CLASS A      CLASS B     CLASS C     INSTITUTIONAL
                                        SHARES        SHARES      SHARES      CLASS SHARES
                                      PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                    OWNED OF     OWNED OF     OWNED OF      OWNED OF
PRINCIPAL HOLDER                        RECORD       RECORD       RECORD         RECORD
-------------------                   ----------   ----------   ----------   -------------
A I M Advisors, Inc.**                  12.85%       51.87%       39.72%        100.00%
Attn: Corporate Controller
11 E. Greenway Plz, Suite 1919
Houston, TX 77046-1103

Charles Schwab & Co Inc                  9.78%          --           --             --
Special Custody FBO Customers (SIM)
101 Montgomery St
San Francisco, CA 94104-4122

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration               8.36%          --        10.63%            --
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246-6284

Pershing LLC                             6.24%        6.74%        5.11%            --
1 Pershing Plz
Jersey City, NJ 07339-0001


** A shareholder who holds 25% or more of the outstanding shares of a mutual fund may be presumed to be in "control" of such Fund as defined in the 1940 Act.

AIM LIBOR ALPHA FUND


                                        CLASS A      CLASS C     CLASS R     INSTITUTIONAL
                                        SHARES        SHARES      SHARES      CLASS SHARES
                                      PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                    OWNED OF     OWNED OF     OWNED OF      OWNED OF
PRINCIPAL HOLDER                        RECORD       RECORD       RECORD         RECORD
-------------------                   ----------   ----------   ----------   -------------
A I M Advisors, Inc.*                      --           --        57.45%         17.71%
Attn: Corporate Controller
11 E Greenway Plz, Ste 1919
Houston, TX 77046-1103

Charles Schwab & Co Inc.                23.76%          --           --             --
Special Custody FBO Customers (SIM)
Attn: Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151

Merrill Lynch Pierce Fenner & Smith     12.69%          --           --             --
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6484

NFS LLC FBO                                --         7.74%          --             --
Prismatic Development Corp
David Temeles
60 Route 46
Fairfield, NJ 07004-3027

Pershing LLC                               --        11.88%          --          82.29%
1 Pershing Plz
Jersey City, NJ 07339-0001

RBC Dain Rauscher                          --           --        42.55%            --
D Storer J Moeller & C Foley
Battelle & Bettelle PSP
U/A/ DTD 10/01/1998
407 Redwood Blvd
Dayton, OH 45440-4516



*   Owned of record and beneficially.


AIM TRIMARK ENDEAVOR FUND


                                        CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                        SHARES        SHARES      SHARES       SHARES      CLASS SHARES
                                      PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                    OWNED OF     OWNED OF     OWNED OF     OWNED OF      OWNED OF
PRINCIPAL HOLDER                        RECORD       RECORD       RECORD       RECORD         RECORD
-------------------                   ----------   ----------   ----------   ----------   -------------
AIG Federal Savings Bank As Cust           --           --           --        13.05%            --
West Virginia Hospitals DC Ret Pl
2929 Allen Pkwy Ste L3-00
Houston, TX 77019-2118

                                        CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                        SHARES        SHARES      SHARES       SHARES      CLASS SHARES
                                      PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                    OWNED OF     OWNED OF     OWNED OF     OWNED OF      OWNED OF
PRINCIPAL HOLDER                        RECORD       RECORD       RECORD       RECORD         RECORD
-------------------                   ----------   ----------   ----------   ----------   -------------
AIM Conservative Asset Allocation          --           --           --           --          99.34%
Fund Omnibus Account
c/o AIM Advisors
11 E. Greenway Plz, Suite 100
Houston, TX 77046-1113

Charles Schwab & Co Inc                 24.42%          --           --           --             --
Reinvestment Account
101 Montgomery St
San Francisco, CA 94104-4122

Citistreet Retirement Services             --           --           --         5.98%            --
Citigroup Institutional Trust
400 Atrium Dr
Somerset, NJ 08873-4162

Merrill Lynch Pierce Fenner & Smith      7.84%          --        18.39%        5.49%            --
FBO the Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246-6484

MG TrustCo Cust FBO                        --           --           --         6.13%            --
Fred Garry Inc. 401K Pl
700 17th St Ste 300
Denver, CO 80202-3531

MG TrustCo. Cust FBO Sound                 --           --           --         5.63%            --
Inpatient Physicians 401K P
700 17th St Ste 300
Denver, CO 80202-3531


AIM TRIMARK FUND


                                        CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                        SHARES        SHARES      SHARES       SHARES      CLASS SHARES
                                      PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                    OWNED OF     OWNED OF     OWNED OF     OWNED OF      OWNED OF
PRINCIPAL HOLDER                        RECORD       RECORD       RECORD       RECORD         RECORD
-------------------                   ----------   ----------   ----------   ----------   -------------
A I M Advisors, Inc.*                      --           --           --          --          100.00%
Attn:  Corporate Controller
11 Greenway Plaza, Suite 1919
Houston, TX 77046-1103


*    Owned of record and beneficially.

                                        CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                        SHARES        SHARES      SHARES       SHARES      CLASS SHARES
                                      PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                    OWNED OF     OWNED OF     OWNED OF     OWNED OF      OWNED OF
PRINCIPAL HOLDER                        RECORD       RECORD       RECORD       RECORD         RECORD
-------------------                   ----------   ----------   ----------   ----------   -------------
American Enterprise Investment Svcs        --          --            --         7.02%          --
P.O. Box 9446
Minneapolis, MN 55474-0001

Charles Schwab & Co. Inc.               21.66%          --           --           --           --
Special Custody
FBO Customers (RPS)
Attn: Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

GH Solomon Consulting                      --           --           --         6.66%          --
Gregg H Solomon
46 Stonemark Dr
Henderson, NV 89052-6688

Merrill Lynch Pierce Fenner & Smith        --         7.31%        8.01%       19.31%          --
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484

MG TrustCo Cust FBO                        --           --           --         7.97%          --
Blakes Orchard Inc 401K Pl
700 17th St Ste 300
Denver, CO 80202-3531

Michael Carvin FBO                         --           --           --        10.80%          --
Spectracom Inc 401K Pl
805 S. Wheatley St Ste 600
Ridgeland, MS 39157-5005

Pershing LLC                            11.34%        9.08%        8.41%          --           --
1 Pershing Plz
Jersey City, NJ 07399-0001

AIM TRIMARK SMALL COMPANIES FUND


                                        CLASS A      CLASS B     CLASS C       CLASS R    INSTITUTIONAL
                                        SHARES        SHARES      SHARES       SHARES      CLASS SHARES
                                      PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                    OWNED OF     OWNED OF     OWNED OF     OWNED OF      OWNED OF
PRINCIPAL HOLDER                        RECORD       RECORD       RECORD       RECORD         RECORD
-------------------                   ----------   ----------   ----------   ----------   -------------
AIM Moderate Asset Allocation Fund         --           --           --           --          17.83%
Omnibus Account
c/o AIM Advisors
11 E. Greenway Plz, Suite 100
Houston, TX 77046-1113

Charles Schwab & Co Inc                 36.75%          --           --           --             --
Special Custody FBO Customers (RPS)
ATTN: Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151

Citigroup Global Markets House Acct        --           --         5.49%          --             --
Attn: Cindy Tempesta 7th Fl
333 W. 34th St
New York, NY 10001-2402

First Command Bank Trust                   --           --           --           --          66.10%
FBO First Command SIP
Attention: Trust Department
PO Box 901075
Fort Worth, TX 76101-2075

Merrill Lynch Pierce Fenner & Smith      8.05%          --        17.95%       25.32%            --
FBO the Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246-6484

Morgan Stanley DW                          --           --         5.12%          --             --
Attn: Mutual Fund Operations
3 Harborside Pl Fl 6
jersey City, NJ 07311

Pershing LLC                             7.64%       15.62%       10.19%          --             --
1 Pershing Plz
Jersey City, NJ 07399-0001

Wachovia Bank FBO                          --           --           --           --           5.63%
Various Retirement Plans
1525 West Wt Harris Blvd
Charlotte, NC 28288-0001


MANAGEMENT OWNERSHIP


     As of January 31, 2008, the trustees, except that the trustees and officers as a group owned 4.96% of the outstanding Class A shares of AIM LIBOR Alpha Fund, and officers as a group owned less than 1% of the outstanding shares of each class of each Fund.

                                   APPENDIX G

                                 MANAGEMENT FEES

For the last three fiscal years or period ended October 31, the management fees payable by each Fund, the amounts waived by AIM and the net fee paid by each Fund were as follows:


                                               2007                                     2006
                              --------------------------------------   --------------------------------------
                                                              NET                                      NET
                               MANAGEMENT    MANAGEMENT   MANAGEMENT    MANAGEMENT    MANAGEMENT   MANAGEMENT
FUND NAME                     FEE PAYABLE   FEE WAIVERS    FEE PAID    FEE PAYABLE   FEE WAIVERS    FEE PAID
---------                     -----------   -----------   ----------   -----------   -----------   ----------
AIM China Fund(1)              $1,196,274    $  (6,892)   $1,189,382    $   77,082    $ (77,082)          -0-
AIM Developing Markets Fund     9,437,774     (384,201)    9,053,573     4,935,366     (272,129)   $4,663,237
AIM Global Health Care Fund     9,035,439      (14,435)    9,021,004     9,503,577       10,004     9,493,573
AIM International Total
   Return Fund(1)                 226,034     (226,034)          -0-        45,089       45,089           -0-
AIM Japan Fund(1)                  82,548      (82,548)          -0-        33,833       33,833           -0-
AIM LIBOR Alpha Fund(1)           224,101     (209,003)       15,098        94,052       94,052           -0-
AIM Trimark Endeavor Fund       1,607,271      (82,819)    1,524,452       741,702       51,965       689,737
AIM Trimark Fund                  578,485      (23,125)      555,360       289,295       17,290       272,005
AIM Trimark Small
   Companies Fund               3,678,857     (340,633)    3,338,224     2,055,953      256,761     1,799,192

                                               2005
                              --------------------------------------
                                                              NET
                               MANAGEMENT    MANAGEMENT   MANAGEMENT
FUND NAME                     FEE PAYABLE   FEE WAIVERS    FEE PAID
---------                     -----------   -----------   ----------
AIM China Fund(1)                     N/A          N/A           N/A
AIM Developing Markets Fund    $2,656,492     $387,105    $2,269,387
AIM Global Health Care Fund     7,999,419      919,507     7,079,912
AIM International Total
   Return Fund(1)                     N/A          N/A           N/A
AIM Japan Fund(1)                     N/A          N/A           N/A
AIM LIBOR Alpha Fund(1)               N/A          N/A           N/A
AIM Trimark Endeavor Fund         589,927       36,105       553,822
AIM Trimark Fund                  226,802       83,997       142,805
AIM Trimark Small
   Companies Fund               1,057,747      121,616       936,131


(1)  Commenced operations on March 31, 2006

                                   APPENDIX H
                               PORTFOLIO MANAGERS


                             As of December 31, 2007


                            INVESTMENTS IN EACH FUND


PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS



   AIM's portfolio managers develop investment models which are used in connection with the management of certain AIM Funds as well as other mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects the portfolio managers' investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and
(iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.



     The following information is as of October 31, 2007:



                                                                        OTHER POOLED
                                             OTHER REGISTERED            INVESTMENT              OTHER ACCOUNTS
                                               MUTUAL FUNDS               VEHICLES                  MANAGED
                                              MANAGED (ASSETS         MANAGED (ASSETS              (ASSETS IN
                                               IN MILLIONS)             IN MILLIONS)                MILLIONS)
                        DOLLAR RANGE OF    --------------------   -----------------------   -----------------------
                         INVESTMENTS IN    NUMBER OF              NUMBER OF                 NUMBER OF
PORTFOLIO MANAGER         EACH FUND(1)      ACCOUNTS    ASSETS     ACCOUNTS      ASSETS      ACCOUNTS      ASSETS
-----------------      -----------------   ---------   --------   ---------   -----------   ---------   -----------
                                                   AIM CHINA FUND

Samantha Ho                   None            None       None         7         $4,342.4          2     $  462.6
May Lo                        None            None       None        None         None         None        None

                                            AIM DEVELOPING MARKETS FUND

Shuxin Cao             $100,001-$500,000       8       $9,748.6       1         $  259.5      3,918     $1,457.2(2)
Borge Endresen         $ 50,001-$100,000       4       $4,688.2       3         $  706.0       None        None


----------
(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.


(2) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM Funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.


(3) This amount includes one account that pay performance-based fees with $198.8 M in total assets under management.

(4) This amount includes one account that pay performance-based fees with $288.7 M in total assets under management.

(5) Shares of the Funds are not sold in Canada, where the portfolio management is domiciled. Accordingly, no portfolio manager may invest in the Funds.

                                                                        OTHER POOLED
                                             OTHER REGISTERED            INVESTMENT              OTHER ACCOUNTS
                                               MUTUAL FUNDS               VEHICLES                  MANAGED
                                              MANAGED (ASSETS         MANAGED (ASSETS              (ASSETS IN
                                               IN MILLIONS)             IN MILLIONS)                MILLIONS)
                        DOLLAR RANGE OF    --------------------   -----------------------   -----------------------
                         INVESTMENTS IN    NUMBER OF              NUMBER OF                 NUMBER OF
PORTFOLIO MANAGER         EACH FUND(1)      ACCOUNTS    ASSETS     ACCOUNTS      ASSETS      ACCOUNTS      ASSETS
-----------------      -----------------   ---------   --------   ---------   -----------   ---------   -----------
                                            AIM GLOBAL HEALTH CARE FUND

Derek Taner                   None             3       $1,327.5       3       $  236.9         None        None

                                        AIM INTERNATIONAL TOTAL RETURN FUND

Russel Matthews               None            None       None         3       $  725.0          1        $ 85.0
Mark Nash                     None            None       None         2       $  570.1          1        $330.0

                                                   AIM JAPAN FUND

Kiyohide Nagata               None            None       None        13       $1,878.1(3)       8        $648.3(4)
Yasuhiro Shimbayashi          None            None       None        13       $1,878.1(3)       8        $648.3(4)
Tomoyuki Shioya               None            None       None        13       $1,878.1(3)       8        $648.3(4)
Tomomitsu Yanaba              None            None       None        13       $1,878.1(3)       8        $648.3(4)

                                                AIM LIBOR ALPHA FUND

Chuck Burge                   None            None       None         3       $    2.0          2        $  0.5
Jan H. Friedli                None             9       $4,455.4       2       $1,475.5         None         None
Brendan D. Gau          $10,001-$50,000        9       $4,455.4       2       $1,475.5         None         None
Mark Gilley                $1-$10,000         None       None        None         None         None         None

                                             AIM TRIMARK ENDEAVOR FUND

Clayton Zacharias           None(5)           None       None         1       $1,754.5         None         None

                                                  AIM TRIMARK FUND

Bruce Harrop                None(5)           None        None        6       $2,140.8         None         None
Dana Love                   None(5)            1       $  113.4       8       $6,816.0         None         None

                                          AIM TRIMARK SMALL COMPANIES FUND

Ted Chisholm                None(5)           None        None        5       $  526.8         None         None
Robert Mikalachki           None(5)           None        None        5       $  526.8         None         None



This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

POTENTIAL CONFLICTS OF INTEREST



          Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:



- The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.



- If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.



- With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.



- Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.



          AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.



DESCRIPTION OF COMPENSATION STRUCTURE



A I M ADVISORS, INC.



     AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, a benefits package, and a relocation package if such benefit is applicable. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

- BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.



- ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.



     High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically has an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.



- EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco stock from pools determined from time to time by the Remuneration Committee of the Invesco Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.



- PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.



- PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.



Portfolio managers also participate in benefit plans and programs available generally to all employees.



INVESCO HONG KONG LIMITED (INVESCO HONG KONG) (SUB-ADVISOR TO AIM CHINA FUND)



Invesco Hong Kong strives to have a compensation policy and practices for portfolio managers to attract and retain highly talented portfolio managers and reward them for excellence in investment performance, client service, and business management. The compensation packages offered to them are benchmarked to be highly competitive with other leading firms in the investment management industry in accordance with their experience and responsbillities and would be reviewed annually.



Portfolio Managers receive a base salary, bonus and a benefit package which available generally to all employees.



- BASE SALARY. The portfoio managers receives a base salary. The level of the base salary is based on the experience and responsibilities.



- ANNUAL BONUS. The portfolio managers are entitled to receive an annual bonus which has quantitative and qualitative components. In principle, 70% weighting is qunatitatively determined while 30% is qualitatively determined. High performing professionals can receive upper quartile bonuses depending on individual performance and the firm's financial success. Specifically, portfolio managers' performance is measured against predetermined client benchmarks.

- EQUITY-BASED COMPENSATION: In addition to salary and bonus, Invesco Hong Kong provides a comprehensive benefit program such as pension scheme, medical and life insurances and share saving plans to all employees including portfolio managers. Invesco Hong Kong believes that employee ownership is one of the key motivating factors contributing to the stability of our organization. In addition, any key employees who achieve consistent outstanding performance results and contributions to the businesss can also be rewarded for merit options.



INVESCO INSTITUTIONAL (N.A.), INC. (SUB-ADVISOR TO AIM LIBOR ALPHA FUND)



     Invesco Institutional (N.A.), Inc. seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive, as more fully described below, a base salary, an incentive bonus opportunity, an equity compensation opportunity, a benefits package, and a relocation package if such benefit is applicable. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. Invesco Institutional (N.A.), Inc. evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:



- BASE SALARY. Each portfolio manager is paid a base salary which is set at a level determined to be appropriate based upon an individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry.



- ANNUAL BONUS. Each portfolio manager is paid an annual cash bonus which has a performance driven component and a discretionary component, the combined total of which will typically range from 50 to over 100 percent of the manager's base salary. Generally, the majority of the bonus is pre-tax performance driven, based on the success of the team's investment results which are measured against appropriate market benchmarks and peer groups. The remaining portion of the bonus is discretionary and is determined by the sub-advisor's Chief Investment Officer and Chief Executive Officer.



- EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of Invesco stock from pools determined from time to time by the Remuneration Committee of the Invesco Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.



- PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.



PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.



Portfolio managers also participate in benefit plans and programs available generally to all employees.



INVESCO ASSET MANAGEMENT LIMITED (INVESCO LIMITED) (SUB-ADVISOR TO AIM INTERNATIONAL TOTAL RETURN FUND)



The success of the INVESCO Worldwide Fixed Income division of INVESCO Limited drives its financial rewards. Compensation is paid in the form of salary and incentive bonus and is designed to be competitive with industry standards. Bonuses are based on a combination of INVESCO Limited's profitability, Fixed Income Group profitability, and individual contribution to the investment process and performance. Investment professionals are also eligible for the INVESCO Partnership program in which employees can share in the ownership of the firm. Employees who achieve consistent outstanding performance results may receive merit options. INVESCO Limited's compensation structure was developed to encourage employees, especially key investment professionals, to remain with the firm. Our compensation structure involves the following key components:



- SALARY AND BONUS. INVESCO Limited's compensation policy and practices are aimed at attracting and retaining highly talented employees and rewarding them for excellence in investment performance, client service, and business management. Salary ranges from 50% to 75% and bonus ranges from 25% to 50% of total compensation. The 70% of the bonus, which is quantitatively determined, is based on a 1 year and 3 year performance measurement against the performance of a pre-determined peer group. The compensation packages offered to all employees are benchmarked to be highly competitive with other leading firms in the investment management industry. INVESCO Limited's compensation packages have strong links to both the firm's and the individual's performance. Salaries are adjusted periodically based on individual contribution.



All employees are eligible for bonuses. High performing professionals can receive upper quartile bonuses depending on individual performance and the firm's financial success. For portfolio managers, performance is measured against predetermined client benchmarks.



Our compensation objective is to attract and retain the best-qualified talent in the investment management industry. INVESCO Limited participates in annual compensation surveys, and targets the median to upper quartile of total compensation (depending on performance), to ensure that INVESCO Limited is highly competitive in the market for talent.



Stock Options and Eligibility. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of Invesco stock from pools determined from time to time by the Remuneration Committee of the Invesco Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.



INVESCO ASSET MANAGEMENT (JAPAN) LIMITED (INVESCO JAPAN) (SUB-ADVISOR TO AIM JAPAN FUND)



Invesco Japan offers its employees competitive salaries and attractive benefits packages. Remuneration is to a large extent dependent on performance and the generation of ideas, both from the individual and the team.



Individual fund managers are paid a competitive salary and a bonus measured by business contribution. The bonus is largely based upon the underlying performance of the funds that they manage over a rolling one and three-year period, together with their overall contribution to the success of the team. This contribution is defined in terms of research, teamwork, marketing and revenue. As a rough standard, 70% is reviewed from quantitative measurement such as performance, growth of AUM, and 30% from qualitative measurement, such as contribution to development in investment process.



Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of Invesco stock from pools determined from time to time by the Remuneration Committee of the Invesco Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.



Although we are a large public company, Invesco Japan's management structure is de-centralised to promote an entrepreneurial mindset. Senior professionals have significant responsibility and authority, and we believe that our structure allows each operating group to focus on and maximise local investment opportunities, service clients more effectively, and operate more efficiently. In this environment, stock ownership by management and other employees is an important means of aligning their interests with those of our shareholders. Invesco Japan has implemented various employee benefit plans to promote stock ownership by management and employees.

AIM FUNDS MANAGEMENT INC. (SUB-ADVISOR TO AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND AND AIM TRIMARK SMALL COMPANIES FUND)



          AIM Funds Management Inc.'s compensation practices for its Investment team are aimed at retaining and motivating employees in order to maximize investment performance. Accordingly, the compensation packages offered to the portfolio managers are competitive with opportunities in the best managed firms in the investment management industry. Portfolio managers receive a competitive base salary, an incentive bonus opportunity, equity compensation and a benefits package. Total cash compensation, as described below, is set for each portfolio manager relative to his or her performance. Portfolio manager compensation is reviewed and modified each year as appropriate. Each portfolio manager's compensation consists of the following elements:



- BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM Funds Management Inc.'s intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.



- ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and qualitative components. Generally, 75% of the bonus is quantitatively determined, based primarily on the 3 and 5-year investment results of the funds for which the portfolio manager has day-to-day responsibility. In instances where a portfolio manager has responsibility for more than one fund, consideration is given to both the overall assets under management as well as the individual fund performances.



     The remaining 25% portion of the bonus is discretionary as determined by AIM Funds Management Inc. and takes into account other subjective factors.



- EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or may be granted restricted shares of Invesco stock from pools determined by the Remuneration Committee of the Invesco Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.



- PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group term life insurance policy. They also have the opportunity of purchasing optional life insurance for their spouse and dependents.



Portfolio managers also participate in benefit plans and programs available generally to all employees.

                                   APPENDIX I

                          ADMINISTRATIVE SERVICES FEES

          The Funds paid AIM the following amounts for administrative services for the last three fiscal years or period ended October 31:


               FUND NAME                   2007       2006       2005
               ---------                 --------   --------   --------
AIM China Fund(1)                        $ 50,000   $ 29,452        N/A
AIM Developing Markets Fund               262,372    146,461   $ 82,858
AIM Global Health Care Fund               363,937    379,812    252,124
AIM International Total Return Fund(1)     50,000     29,452        N/A
AIM Japan Fund(1)                          50,000     29,452        N/A
AIM LIBOR Alpha Fund(1)                    50,000     29,452        N/A
AIM Trimark Endeavor Fund                  50,000     50,000     50,000
AIM Trimark Fund                           50,000     50,000     50,000
AIM Trimark Small Companies Fund          146,249     95,632     50,000


(1)  Commenced operations on March 31, 2006.

                                   APPENDIX J

                              BROKERAGE COMMISSIONS


            Set forth below are brokerage commissions(1) paid by each of the Funds listed below during the last three fiscal years or period ended October
31. Unless otherwise indicated, the amount of brokerage commissions paid by a Fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.



                 FUND                       2007         2006         2005
                 ----                    ----------   ----------   ----------
AIM China Fund(2)                        $1,156,322   $   81,153          N/A
AIM Developing Markets Fund               3,182,138    1,788,070   $  628,725
AIM Global Health Care Fund               1,798,936    3,147,379    2,253,159
AIM International Total Return Fund(2)          -0-          -0-          N/A
AIM Japan Fund(2)                            15,551        8,634          N/A
AIM LIBOR Alpha Fund(2)                         -0-          -0-          N/A
AIM Trimark Endeavor Fund                   158,349       51,855       46,146
AIM Trimark Fund                             81,324       40,378       28,259
AIM Trimark Small Companies                 444,498      267,905      203,574



(1) Disclosure regarding brokerage commissions is limited to commission paid on agency trades and designated as such on the trade confirm.


(2)  Commenced operations on March 31, 2006.

                                   APPENDIX K

               DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASE
                   OF SECURITIES OF REGULAR BROKERS OR DEALERS


          During the last fiscal year or period ended October 31, 2007, the Funds paid directed brokerage commissions. Each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research statistics and other information:



                                                             RELATED(1)
                 FUND                  TRANSACTIONS    BROKERAGE COMMISSIONS
                 ----                 --------------   ---------------------
AIM China Fund                                   -0-                -0-
AIM Developing Markets Fund           $1,099,961,616         $4,441,795
AIM Global Health Care Fund            1,280,618,433          3,610,377
AIM International Total Return Fund              -0-                -0-
AIM Japan Fund                                   -0-                -0-
AIM LIBOR Alpha Fund                             -0-                -0-
AIM Trimark Endeavor Fund                 78,025,085            102,938
AIM Trimark Fund                          36,090,592             49,546
AIM Trimark Small Companies Fund         173,191,323            218,755


(1) Amount is inclusive of commissions paid to, and brokerage transactions placed with certain brokers that provide execution, research and other services.





          During the last fiscal period ended October 31, 2007, the AIM International Total Return Fund and AIM LIBOR Alpha Fund purchased securities issued by the following companies, which are "regular" brokers or dealers of the Fund identified below:



                                                       MARKET VALUE
                 FUND                 SECURITY   (AS OF OCTOBER 31, 2007)
                 ----                 --------   ------------------------
AIM International Total Return Fund
   Credit Suisse Group Finance          Debt             $403,221
   Guernsey Ltd.

AIM LIBOR Alpha Fund
   Morgan Stanley                       Debt              954,086
   Goldman Sachs Group Inc.,            Debt              422,666
   Lazard Group                         Debt              385,585

                                   APPENDIX L


      CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS



1st Global Capital Corporation
A G Edwards & Sons, Inc.
ADP Broker Dealer, Inc.
Advantage Capital Corporation
American General Securities, Inc.
American Skandia Life Assurance Corporation
American United Life Insurance Company
Ameriprise Financial Services, Inc.
APS Financial
Associated Securities Corporation
AXA Advisors, LLC
Bank of New York
Bank of Oklahoma N.A.
BBVA Investments
Bear Stearns Securities Co
Brown Brothers Harriman
Cadaret Grant & Company, Inc.
Cambridge Investment Research, Inc.
Cantella
Cantor Fitzgerald
Centennial Bank
Charles Schwab & Company, Inc.
Chase Investment Services Corporation
Chicago Mercantile Exchange
Citigroup
CitiCorp Investment Services
Citigroup Global Markets, Inc.
Citistreet Equities LLC
Comerica Bank
Commonwealth Financial Network
Compass Brokerage, Inc.
Contemporary Financial Solutions, Inc.
Credit Suisse
CUNA Brokerage Services, Inc.
CUSO Financial Services, Inc.
Equity Services, Inc.
Fidelity Brokerage Services, LLC
Fidelity Institutional Operations Company, Inc.
Fifth Third Bank
Financial Network Investment Corporation
Fiserv
Frost Brokerage Services, Inc.
Frost National Bank
FSC Securities Corporation
Fund Services Advisors
Goldman Sachs
Great West Life & Annuity Company
Guaranty Bank & Trust
Guardian Insurance & Annuity Company, Inc.
GunnAllen Finanical
Harris Nesbitt Burns
H. D. Vest Investment Securities, Inc.
Hilliard Lyons, Inc.
Hornor Townsend & Kent, Inc.
Huntington
ING Financial Partners, Inc.
ING USA Annuity and Life Insurance Company
Intersecurities, Inc.
INVEST Financial Corporation, Inc.
Investment Centers of America, Inc.
Jefferson Pilot Securities Corporation
JM Lummis Securities
JP Morgan Chase
LaSalle
Lincoln Financial Advisors Corporation
Lincoln Investment Planning, Inc.
Linsco/Private Ledger Corporation
M & I Trust
M & T Securities, Inc.
M M L Investors Services, Inc.
Matrix
McDonald Investments, Inc.
Mellon Financial
Merrill Lynch & Company, Inc.
Merrill Lynch Life Insurance Company
Metlife Securities, Inc.
Meyer Financial Group
Money Concepts Capital Corporation
Morgan Keegan & Company, Inc.
Morgan Stanley
Morgan Stanley DW Inc.
Multi-Financial Securities Corporation
Mutual Service Corporation
N F P Securities, Inc.
NatCity Investments, Inc.
National Planning Corporation
Nationwide Investment Services Corporation
New England Securities Corporation
Next Financial Group, Inc.
Northwestern Mutual Investment Services
NYLIFE Distributors, LLC
Oppenheimer & Company, Inc.
Pershing LLC
PFS Investments, Inc.
Piper Jaffray & Company
PNC Capital Markets
Primevest Financial Services, Inc.
Proequities, Inc.
R B C Centura Securities, Inc.
R B C Dain Rauscher, Inc.
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
Ross Sinclair and Associates
Royal Alliance Associates, Inc.
SCF Securities
S I I Investments, Inc.
Securities America, Inc.
Sentra Securities Corporation
Signator Investors, Inc.
Simmons 1st Investment Group
Spelman & Company, Inc.
State Farm VP Management Corp
State Street Bank & Trust Company
SunAmerica Securities, Inc.
SunGard Institutional Brokerage, Inc.
Sungard Investment Products, Inc.
SunTrust Bank, Central Florida, N.A.
SunTrust Robinson Humphrey
SWS Financial Services
The (Wilson) William Financial
Tower Square Securities, Inc.
Transamerica Financial Advisors, Inc.
Transamerica Life Insurance & Annuity Company
Trust Management Network
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
Union Bank of California
United Planner Financial Service
USAllianz Securities, Inc.
US Bank
UVEST Financial Services, Inc.
V S R Financial Services, Inc.
VALIC Financial Advisors, Inc.
vFinance Investments
Wachovia Capital Markets LLC
Wachovia Securities, LLC
Walnut Street Securities, Inc.
Waterstone Financial Group, Inc.
Wells Fargo Investments, LLC
Woodbury Financial Services, Inc.
X C U Capital Corporation, Inc.
Zions Bank

                                   APPENDIX M

     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS


     A list of amounts paid by each class of shares to AIM Distributors pursuant to the Plans for the fiscal year ended October 31, 2007 were as follows:



                                                                                        INVESTOR
                                        CLASS A      CLASS B      CLASS C    CLASS R      CLASS
FUND                                    SHARES       SHARES       SHARES      SHARES     SHARES
----                                  ----------   ----------   ----------   -------   ----------
AIM China Fund                        $  219,077   $  144,377   $  246,241       N/A          N/A
AIM Developing Markets Fund            1,961,062      791,722    1,290,265       N/A          N/A
AIM Global Health Care Fund            1,457,725    1,284,026      405,955       N/A   $1,749,524
AIM International Total Return Fund       10,338       22,871       14,023       N/A          N/A
AIM Japan Fund                            13,627       11,552       15,359       N/A          N/A
AIM LIBOR Alpha Fund                      77,550          N/A       88,653   $ 2,514          N/A
AIM Trimark Endeavor Fund                365,510      196,503      317,342    13,666          N/A
AIM Trimark Fund                         125,481       93,862       96,056     2,028          N/A
AIM Trimark Small Companies Fund         774,917      258,105      733,771    19,510          N/A

                                   APPENDIX N

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS


     An estimate by category of the allocation of actual fees paid by Class A Shares of the Funds during the fiscal year ended October 31, 2007 follows:



                                                                                                          COMPENSATION
                                                    PRINTING &              UNDERWRITERS      DEALERS       TO SALES
                                      ADVERTISING     MAILING    SEMINARS   COMPENSATION   COMPENSATION     PERSONNEL    TRAVEL
                                      -----------   ----------   --------   ------------   ------------   ------------   ------
AIM China Fund                             $0           $0          $0           $0         $  219,077         $0          $0
AIM Developing Markets Fund                 0            0           0            0          1,961,062          0           0
AIM Global Health Care Fund                 0            0           0            0          1,457,725          0           0
AIM International Total Return Fund         0            0           0            0             10,338          0           0
AIM Japan Fund                              0            0           0            0             13,627          0           0
AIM LIBOR Alpha Fund                        0            0           0            0             77,550          0           0
AIM Trimark Endeavor Fund                   0            0           0            0            365,510          0           0
AIM Trimark Fund                            0            0           0            0            125,481          0           0
AIM Trimark Small Companies Fund            0            0           0            0            774,917          0           0



     An estimate by category of the allocation of actual fees paid by Class B Shares of the Funds during the fiscal year ended October 31, 2007 follows:



                                                                                                          COMPENSATION
                                                    PRINTING &              UNDERWRITERS      DEALERS       TO SALES
                                      ADVERTISING     MAILING    SEMINARS   COMPENSATION   COMPENSATION     PERSONNEL    TRAVEL
                                      -----------   ----------   --------   ------------   ------------   ------------   ------
AIM China Fund                           $1,000        $136       $  379      $108,283       $ 23,969        $10,231     $  379
AIM Developing Markets Fund               2,859         363        2,015       593,792        166,906         24,175      1,612
AIM Global Health Care Fund                 859         109          485       963,020        311,800          7,268        485
AIM International Total Return Fund       1,792         393            0        17,153          3,533              0          0
AIM Japan Fund                            1,948         428            0         8,664            512              0          0
AIM Trimark Endeavor Fund                     0           0            0       147,377         45,005          4,121          0
AIM Trimark Fund                              0           0            0        70,396         21,855          1,611          0
AIM Trimark Small Companies Fund              0           0          301       193,578         57,895          6,331          0



     An estimate by category of the allocation of actual fees paid by Class C Shares of the Funds during the fiscal year ended October 31, 2007 follows:



                                                                                                          COMPENSATION
                                                    PRINTING &              UNDERWRITERS      DEALERS       TO SALES
                                      ADVERTISING     MAILING    SEMINARS   COMPENSATION   COMPENSATION     PERSONNEL    TRAVEL
                                      -----------   ----------   --------   ------------   ------------   ------------   ------
AIM China Fund                          $ 2,645       $  361      $2,254      $142,010       $ 73,424       $ 23,794     $1,753
AIM Developing Markets Fund              12,001        1,722       7,485       593,817        559,221        108,950      7,069
AIM Global Health Care Fund                   0            0           0        31,631        367,388          6,936          0
AIM International Total Return Fund       1,855          407           0         6,786          4,975              0          0
AIM Japan Fund                                0            0           0         9,914          3,242          2,203          0
AIM LIBOR Alpha Fund                          0            0           0             0         88,653              0          0
AIM Trimark Endeavor Fund                 2,377          324       1,200       106,221        186,516         19,504      1,200
AIM Trimark Fund                              0            0           0        25,285         65,621          5,150          0
AIM Trimark Small Companies Fund          5,373          793       3,523       266,882        405,820         48,150      3,230

     An estimate by category of the allocation of actual fees paid by Class R Shares of the Funds during the fiscal year ended October 31, 2007 follows:



                                                                                                          COMPENSATION
                                                    PRINTING &              UNDERWRITERS      DEALERS       TO SALES
                                      ADVERTISING     MAILING    SEMINARS   COMPENSATION   COMPENSATION     PERSONNEL    TRAVEL
                                      -----------   ----------   --------   ------------   ------------   ------------   ------
AIM LIBOR Alpha Fund                      $  0          $ 0        $  0        $1,247         $   422        $  845       $  0
AIM Trimark Endeavor Fund                  171           24         116         2,886           8,812         1,554        103
AIM Trimark Fund                            33            4          23           510           1,181           259         18
AIM Trimark Small Companies Fund           276           38         193         4,497          12,027         2,319        160



     An estimate by category of the allocation of actual fees paid by Investor Class Shares of the Funds during the fiscal year ended October 31, 2007 follows:
COMPENSATION TO SALES



                                                                                                          COMPENSATION
                                                    PRINTING &              UNDERWRITERS      DEALERS       TO SALES
                                      ADVERTISING     MAILING    SEMINARS   COMPENSATION   COMPENSATION     PERSONNEL    TRAVEL
                                      -----------   ----------   --------   ------------   ------------   ------------   ------
AIM Global Health Care Fund                $0           $0          $0           $0         $1,749,524         $0          $0

                                   APPENDIX O

                               TOTAL SALES CHARGES

     The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the last three fiscal years or period ended October 31:


                                                  2007                    2006                   2005
                                         ---------------------   ---------------------   -------------------
                                            SALES      AMOUNT       SALES      AMOUNT      SALES     AMOUNT
                                           CHARGES    RETAINED     CHARGES    RETAINED    CHARGES   RETAINED
                                         ----------   --------   ----------   --------   --------   --------
AIM China Fund(1)                        $3,602,105   $560,120   $  164,057   $ 27,492        N/A        N/A
AIM Developing Markets Fund               2,225,348    354,992    1,419,802    230,814   $304,163   $ 56,027
AIM Global Health Care Fund                 386,629     68,025      561,606     92,711    466,000     86,137
AIM International Total Return Fund(1)       25,954      4,714       16,434      3,234        N/A        N/A
AIM Japan Fund(1)                            46,421      7,628       50,112      8,250        N/A        N/A
AIM LIBOR Alpha Fund(1)                      15,405      3,411       47,952      9,569        N/A        N/A
AIM Trimark Endeavor Fund                   712,209    116,911      211,715     35,335    368,411     58,928
AIM Trimark Fund                            190,348     32,022      189,540     33,025    110,765     19,200
AIM Trimark Small Companies Fund          1,143,647    180,832      472,888     77,934    616,318    105,490


(1)  Commenced operations on March 31, 2006.

     The following chart reflects the contingent deferred sales charges paid by Class A, Class B, Class C and Class R shareholders and retained by AIM Distributors for the last three fiscal years or period ended October 31:


                                           2007       2006       2005
                                         --------   --------   -------
AIM China Fund(1)                        $158,247   $  5,002       N/A
AIM Developing Markets Fund               188,394    105,419   $58,761
AIM Global Health Care Fund               184,290     90,207    71,017
AIM International Total Return Fund(1)      7,787        129       N/A
AIM Japan Fund(1)                           3,000        829       N/A
AIM LIBOR Alpha Fund(1)                    46,436      1,553       N/A
AIM Trimark Endeavor Fund                  50,975     23,829    12,598
AIM Trimark Fund                           16,271     13,969     9,229
AIM Trimark Small Companies Fund           40,667     69,400    24,482


(1) Commenced operations on March 31, 2006.

                                  APPENDIX P-1
                    PENDING LITIGATION ALLEGING MARKET TIMING



     The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, AIM, AIM Management and certain related entities, certain of their current and former officers and/or certain unrelated third parties and are based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits either have been served or have had service of process waived (with the exception of the Sayegh lawsuit discussed below).



     RICHARD LEPERA, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.



     MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.



     RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003.

     This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.



     L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of
     Section 36(b) of the Investment Company Act of 1940 ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.



     RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933 (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.



     JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO

     GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND,
     INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



     EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.



     STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY
     P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of:
     Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



     JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND,

     AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



     MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.



     PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.



     LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION

     STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



     ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.



     JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY

     INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.



     EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.



     SCOTT WALDMAN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.



     CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.



     HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.



     CYNTHIA L. ESSENMACHER, DERIVATIVELY ON BEHALF OF THE INVESCO DYNAMICS FUND AND THE REMAINING "INVESCO FUNDS" V. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, DEFENDANTS, AND INVESCO DYNAMICS FUND AND THE "INVESCO FUNDS", NOMINAL DEFENDANTS, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.



     ANNE G. PERENTESIS (WIDOW) V. AIM INVESTMENTS, ET AL (INVESCO FUNDS GROUP, INC.), in the District Court of Maryland for Baltimore County (Case No. 080400228152005), filed on July 21, 2005. This claim alleges financial losses, mental anguish and emotional distress as a result of unlawful market timing and related activity by the defendants. The plaintiff in this case is seeking damages and costs and expenses.



     Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al. and Mike Sayegh v. Janus Capital Corporation, et al.) consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco's 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar and Sayegh lawsuits continue to seek remand of their lawsuits to state court. Set forth below is detailed information about these three amended complaints.



     RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN), V. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND
     R. CUNNINGHAM, TIMOTHY J. MILLER, THOMAS A. KOLBE, MICHAEL D. LEGOSKI, MICHAEL K.

     BRUGMAN, MARK WILLIAMSON, EDWARD J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a) (2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.



     CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, DERIVATIVELY ON BEHALF OF THE MUTUAL FUNDS, TRUSTS AND CORPORATIONS COMPRISING THE INVESCO AND AIM FAMILY OF MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD
     J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT
     R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., DEFENDANTS, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT WERE MANAGED BY INVESCO AND AIM, NOMINAL DEFENDANTS, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections

     36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.



     MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.



     On March 1, 2006, the MDL Court entered orders on Defendants' Motions to dismiss in the derivative (Essenmacher) and class action (Lepera) lawsuits. The MDL Court dismissed all derivative causes of action in the Essenmacher lawsuit but two: (i) the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"); and (ii) the "control person liability" claim under Section 48 of the 1940 Act. The MDL Court dismissed all claims asserted in the Lepera class action lawsuit but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934; (ii) the excessive fee claim under Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and (iii) the "control person liability" claim under Section 48 of the 1940 Act. On June 14, 2006, the MDL Court entered an order dismissing the Section 48 claim in the derivative (Essenmacher) lawsuit. Based on the MDL Court's March 1, 2006 and June 14, 2006 orders, all claims asserted against the Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the derivative (Essenmacher) lawsuit. Defendants filed their Original Answer in the class action (Lepera) lawsuit on March 31, 2006. The MDL Court has indefinitely deferred Defendants' obligation to answer the derivative (Essenmacher) lawsuit. The Plaintiffs in the class action (Lepera) lawsuit stipulated that their claims against AIM, ADI and AIM Investment Services, Inc. ("AIS") are based solely on successor liability for alleged timing in the AIM Funds formerly advised by IFG and that they are not making any claims based on alleged timing in the other AIM Funds. Based upon this stipulation, AIM withdrew its pending Motion to Dismiss the claims against AIM, ADI and AIS. On July 3, 2007, the Defendants filed an Omnibus Motion to Dismiss in both the class action (Lepera) and derivative (Essenmacher) lawsuits based on Plaintiffs' lack of standing to sue for injuries to funds the Plaintiffs do not own. On October 19, 2007, Judge Motz for the MDL Court denied the Defendants' Motion to Dismiss.



     On September 15, 2006, Judge Motz for the MDL Court granted the Defendants' motion to dismiss the ERISA (Calderon) lawsuit and dismissed such lawsuit. The Plaintiff has commenced an appeal from Judge Motz's decision.

                                  APPENDIX P-2
      PENDING LITIGATION ALLEGING INADEQUATELY EMPLOYED FAIR VALUE PRICING



     The following civil class action lawsuits involve, depending on the lawsuit, one or more AIM Funds, IFG and/or AIM and allege that the defendants inadequately employed fair value pricing. These lawsuits either have been served or have had service of process waived.



     T.K. PARTHASARATHY, EDMUND WOODBURY, STUART ALLEN SMITH AND SHARON SMITH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. T. ROWE PRICE INTERNATIONAL FUNDS, INC., T. ROWE PRICE INTERNATIONAL, INC., ARTISAN FUNDS, INC., ARTISAN PARTNERS LIMITED PARTNERSHIP, AIM INTERNATIONAL FUNDS, INC. AND AIM ADVISORS, INC., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 2003-L-001253), filed on September 23, 2003. This claim alleges: common law breach of duty and common law negligence and gross negligence. The plaintiffs in these cases are seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. The Third Judicial Circuit Court for Madison County, Illinois has issued an order severing the claims of plaintiff Parthasarathy from the claims of the other plaintiffs against AIM and other defendants. As a result, AIM is a defendant in the following severed action: EDMUND WOODBURY, STUART ALLEN SMITH and SHARON SMITH, Individually and On Behalf of All Others Similarly Situated, v. AIM INTERNATIONAL FUNDS, INC., ET AL., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 03-L-1253A). The claims made by Plaintiffs and the relief sought in the Woodbury lawsuit are identical to those in the Parthasarathy lawsuit. Based on a recent Federal appellate court decision (the "Kircher" case), AIM and the other defendants in the Woodbury lawsuit removed the action to Federal District Court (U.S. District Court, Southern District of Illinois, Cause No. 05-CV-302-DRH) on April 22, 2005. On June 10, 2005, the Court dismissed the Woodbury lawsuit based upon the Kircher ruling and ordered the court clerk to close this case. On August 27, 2005, Plaintiffs filed their Notice of Appeal. On September 2, 2005, the Federal Appellate Court consolidated the nine cases on this subject matter, including the case against AIM. AIM has submitted a statement to the Federal Appellate Court asserting that the U.S. Supreme Court's holding in the Dabit case mandates the dismissal of the Plaintiffs' appeals. The appeals were vacated and the suit remanded back to Illinois state court. The Defendants removed the suit to Federal District Court and the parties are contesting whether the proper venue for this action is the Federal District Court or the Illinois state court. On July 17, 2007, the Court lifted the Stay and ordered this case remanded back to Illinois State Court. On August 10, 2007, the Defendants filed their Motion to Dismiss this suit in the Illinois State Court.



     JOHN BILSKI, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. This lawsuit has been transferred to the MDL Court by order of the United States District Court, Southern District of Illinois (East St. Louis).

                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits

a     -   (a) Amended and Restated Agreement and Declaration of Trust of
          Registrant, dated September 14, 2005.(19)

      - (b) Amendment No. 1, dated January 9, 2006, to the Amended and Restated Agreement and Declaration of Trust of Registrant, dated September 14, 2005.(20)

      - (c) Amendment No. 2, dated May 24, 2006, to the Amended and Restated Agreement and Declaration of Trust of Registrant, dated September 14, 2005.(23)

      - (d) Amendment No. 3, dated July 5, 2006, to the Amended and Restated Agreement and Declaration of Trust of Registrant, dated September 14, 2005.(23)

      - (e) Amendment No. 4, dated February 28, 2007, to the Amended and Restated Agreement and Declaration of Trust of Registrant, dated September 14, 2005.(24)

b     -   (a) Amended and Restated By-Laws of Registrant, adopted effective
          September 14, 2005.(19)

      - (b) Amendment to Amended and Restated Bylaws of Registrant, adopted effective August 1, 2006.(23)


      - (c) Amendment No 2, to Amended and Restated Bylaws of Registrant, adopted effective March 23, 2007.(25)



      - (d) Amendment No 3, to Amended and Restated Bylaws of Registrant, adopted effective January 1, 2008.(25)


c     -   Articles II, VI, VII, VIII and IX of the Amended and Restated
          Agreement and Declaration of Trust, as amended, and Articles IV, V and VI, of the Amended and Restated By-Laws, as amended, both as previously filed, define rights of holders of shares.

d (1) - (a) Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(5)

      - (b) Amendment No. 1, dated September 1, 2001, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(6)

      - (c) Amendment No. 2, dated December 28, 2001, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(7)

      - (d) Amendment No. 3, dated July 1, 2002, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(8)

      - (e) Amendment No. 4, dated September 23, 2002, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(9)

      - (f) Amendment No. 5, dated November 1, 2002, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(9)

      - (g) Amendment No. 6, dated February 28, 2003, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(9)

      - (h) Amendment No. 7, dated June 23, 2003, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(10)

      - (i) Amendment No. 8, dated November 3, 2003, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(12)

      - (j) Amendment No. 9, dated November 24, 2003, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(13)

      - (k) Amendment No. 10, dated July 18, 2005, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(18)

      - (l) Amendment No. 11, dated March 31, 2006, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(23)


      - (m) Amendment No. 12, dated February 28, 2007, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(25)



      - (n) Amendment No. 13, dated July 1, 2007, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(25)


  (2) - Master Intergroup Sub-Advisory Contract for Mutual Funds, dated November 4, 2003, between A I M Advisors, Inc. and AIM Funds Management Inc.(12)

  (3) - (a) Master Intergroup Sub-Advisory Contract for Mutual Funds, dated March 31, 2006, between A I M Advisors, Inc. and INVESCO Asset Management Limited on behalf of AIM International Bond Fund.(23)


      - (b) Amendment No. 1, dated February 28, 2007, to the Master Intergroup Sub-Advisory Contract for Mutual Funds, dated March 31, 2006, between A I M Advisors, Inc. and INVESCO Asset Management Limited.(25)


  (4) - (a) Master Intergroup Sub-Advisory Contract for Mutual Funds, dated March 31, 2006, between A I M Advisors, Inc. and INVESCO Asset Management (Japan) Limited on behalf of AIM Japan Fund.(23)

  (5) - (a) Master Intergroup Sub-Advisory Contract for Mutual Funds, dated March 31, 2006, between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc. on behalf of AIM Enhanced Short Bond Fund.(23)


      - (b) Amendment No. 1, dated February 28, 2007, to the Master Intergroup Sub-Advisory Contract for Mutual Funds, between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.(25)


  (6) - Master Intergroup Sub-Advisory Contract for Mutual Funds, dated March 31, 2006, between A I M Advisors, Inc. and INVESCO Hong Kong Limited on behalf of AIM China Fund.(23)


e (1) - (a) First Restated Master Distribution Agreement (all classes of shares except Class B shares), dated August 18, 2003, and as subsequently amended and as restated September 20, 2006, between Registrant and A I M Distributors, Inc.(23)


      - (b) Amendment No. 1, dated December 8, 2006, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares), between Registrant and A I M Distributors, Inc.(24)

      - (c) Amendment No. 2, dated January 31, 2007, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares), between Registrant and A I M Distributors, Inc.(24)


      - (d) Amendment No. 3, dated February 28, 2007, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares), between Registrant and A I M Distributors, Inc.(25)



      - (e) Amendment No. 4, dated March 9, 2007, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares), between Registrant and A I M Distributors, Inc.(25)



      - (f) Amendment No. 5, dated April 23, 2007, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares), between Registrant and A I M Distributors, Inc.(25)



      - (g) Amendment No. 6, dated September 28, 2007, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares), between Registrant and A I M Distributors, Inc.(25)



      - (h) Amendment No. 7, dated December 20, 2007, to the First Restated Master Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(25)


  (2) - (a) First Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, as subsequently amended and restated September 20, 2006, between Registrant and A I M Distributors, Inc. (23)

      - (b) Amendment No. 1, dated January 31, 2007, to the First Restated Master Distribution Agreement (Class B shares) between Registrant and A I M Distributors, Inc. (24)


      - (c) Amendment No. 2, dated February 28, 2007, to the First Restated Master Distribution Agreement (Class B shares) between Registrant and A I M Distributors, Inc.(25)

      - (d) Amendment No. 3, dated March 9, 2007, to the First Restated Master Distribution Agreement (Class B shares) between Registrant and A I M Distributors, Inc.(25)



      - (e) Amendment No. 4, dated April 23, 2007, to the First Restated Master Distribution Agreement (Class B shares) between Registrant and A I M Distributors, Inc.(25)

  (3) - Form of Selected Dealer Agreement between A I M Distributors, Inc. and selected dealers.(5)

  (4) - Form of Bank Selling Group Agreement between A I M Distributors, Inc. and banks.(3)

f (1) - AIM Funds Retirement Plan for Eligible Directors/Trustees, as restated January 1, 2005.(23)


  (2) - (a) Form of AIM Funds Director Deferred Compensation Agreement, as amended September 26, 2002.(9)



      - (b) Form of supplement to Deferred Compensation Plans, dated January 1, 2005 with Registrant and AIM Funds.(25)


g (1) - (a) Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(5)

      - (b) Amendment, dated May 1, 2000, to the Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(5)

      - (c) Amendment, dated June 29, 2001, to the Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(7)

      - (d) Amendment, dated April 2, 2002, to the Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(8)

      - (e) Amendment, dated September 8, 2004, to the Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(15)

      - (f) Amendment, dated February 8, 2006, to the Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company. (21)

      - (g) Amendment dated January 31, 2007, to Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(24)

  (2) - (a) Subcustodian Agreement, dated September 9, 1994, between Registrant, Texas Commerce Bank National Association, State Street Bank and Trust Company and A I M Fund Services, Inc. (now known as AIM Investment Services, Inc.)(6)

      - (b) Amendment No. 1, dated October 2, 1998, to the Subcustodian Agreement, dated September 9, 1994, between Registrant, Chase Bank of Texas, N.A. (formerly Texas Commerce Bank National Association), State Street Bank and Trust Company and A I M Fund Services, Inc. (now known as AIM Investment Services, Inc.)(6)

      - (c) Amendment No. 2, dated March 15, 2002, to the Subcustodian Agreement, dated September 9, 1994, between Registrant, JPMorgan Chase Bank (formerly Chase Bank of Texas, N.A., State Street Bank and Trust Company and A I M Fund Services, Inc. (now known as AIM Investment Services, Inc.)(8)

      - (d) Amendment No. 3, dated May 1, 2004 to Subcustodian Agreement, dated September 9, 1994, among the Registrant, JP Morgan Chase Bank (formerly Chase Bank of Texas, N.A.), State Street Bank and Trust Company and A I M Investment Services, Inc.(21)

  (3) - Subcustodian Agreement, dated January 20, 1993, between State Street Bank and Trust Company and The Bank of New York.(7)

h (1) - (a) Third Amended and Restated Transfer Agency and Service Agreement, dated July 1, 2006, between Registrant and AIM Investment Services, Inc. (23)



      - (b) Amendment No. 1, dated as of July 1, 2007, to Third Amended and Restated Transfer Agency and Service Agreement between Registrant and AIM Investment Services, Inc.(25)



  (2) - (a) Second Amended and Restated Master Administrative Services Agreement, dated July 1, 2006, between Registrant and A I M Advisors, Inc.(23)


      - (b) Amendment No. 1, dated February 28, 2007, to the Second Amended and Restated Master Administrative Services Agreement, between Registrant and A I M Advisors, Inc.(25)


  (3) - (a) Third Amended and Restated Memorandum of Agreement regarding securities lending waiver, dated July 1, 2007, between Registrant (on behalf of all Funds) and A I M Advisors, Inc.(25)



  (4) - (a) Memorandum of Agreement, regarding expense limitations, dated July 1, 2007, between Registrant (on behalf of certain Funds) and A I M Advisors, Inc.(25)



  (5) - (a) Memorandum of Agreement, regarding advisory fee waivers, dated July 1, 2007, between Registrant (on behalf of certain Funds) and A I M Advisors, Inc.(25)



  (6) - (a) Memorandum of Agreement, regarding 12b-1 fee waivers, dated January 31, 2008, between Registrant (on behalf of AIM LIBOR Alpha
          Fund) and A I M Distributors, Inc.(25)


  (7) - Third Amended and Restated Interfund Loan Agreement dated December 30, 2005, between Registrant and A I M Advisors, Inc.(23)

  (8) - Expense Reimbursement Agreement, dated June 30, 2003, between Registrant and A I M Fund Services, Inc. (now known as AIM Investment Services, Inc.).(13)


  (9) - Memorandum of Agreement, dated July 1, 2007, regarding Affiliated Money Market Fund Waiver, between Registrant and A I M Advisors, Inc.(25)
i     -   Legal Opinion - None.


j (1) -   Consent of Ballard Spahr Andrews & Ingersoll, LLP.(25)



  (2) -   Consent of PricewaterhouseCoopers, LLP.(25)



k     -   Financial Statements for the period ended October 31, 2007, are incorporated by reference to the Funds' annual report to shareholders contained in the Registrant's Form N-CSR filed on January 4, 2008.


l (1) - Agreement Concerning Initial Capitalization of Registrant's AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund dated November 3, 2003.(12)

  (2) - Agreement Concerning Initial Capitalization of Registrant's AIM China Fund, AIM Enhanced Short Bond Fund, AIM International Bond Fund and AIM Japan Fund dated March 31, 2006.(23)


m (1) - (a) First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class A shares).(23)



      - (b) Amendment No. 1, dated January 31, 2007, to the Registrant's First Restated Master Distribution Plan (Class A shares).(25)



      - (c) Amendment No. 2, dated February 28, 2007, to the Registrant's First Restated Master Distribution Plan (Class A shares).(25)



      - (d) Amendment No. 3, dated March 9, 2007, to the Registrant's First Restated Master Distribution Plan (Class A shares).(25)



      - (e) Amendment No. 4, dated April 23, 2007, to the Registrant's First Restated Master Distribution Plan (Class A shares).(25)



  (2) - (a) First Restated Master Distribution Plan, effective as of August 18, 2003, and as restated September 20, 2006 (Class B shares) (Securitization Feature).(23)



      - (b) Amendment No. 1, dated January 31, 2007, to the Registrant's First Restated Master Distribution Plan (Class B shares) (Securitization Feature).(24)



      - (c) Amendment No. 2, dated February 28, 2007, to the Registrant's First Restated Master Distribution Plan (Class B shares) (Securitization Feature).(25)



      - (d) Amendment No. 3, dated March 9, 2007, to the Registrant's First Restated Master Distribution Plan (Class B shares) (Securitization Feature).(25)



      - (e) Amendment No. 4, dated April 23, 2007, to the Registrant's First Restated Master Distribution Plan (Class B shares) (Securitization Feature).(25)



  (3) - (a) First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20, 2006 (Class C shares).(23)



      - (b) Amendment No. 1, dated January 31, 2007, to the First Restated Master Distribution Plan between Registrant (Class C shares) and A I M Distributors, Inc.(24)

      - (c) Amendment No. 2, dated February 28, 2007, to the First Restated Master Distribution Plan between Registrant (Class C shares) and A I M Distributors, Inc.(25)



      - (d) Amendment No. 3, dated March 9, 2007, to the First Restated Master Distribution Plan between Registrant (Class C shares) and A I M Distributors, Inc.(25)



      - (e) Amendment No. 4, dated April 23, 2007, to the First Restated Master Distribution Plan between Registrant (Class C shares) and A I M Distributors, Inc.(25)


  (4) - (a) First Restated Master Distribution Plan, effective as of August 18, 2003, as subsequently amended, and as restated September 20. 2006 (Class R shares).(23)


      - (b) Amendment No. 1, dated January 31, 2007, to the Registrant's First Restated Master Distribution Plan (Class R shares).(24)



      - (c) Amendment No. 2, dated February 28, 2007, to the Registrant's First Restated Master Distribution Plan (Class R shares).(25)


  (5) - (a) First Restated Master Distribution Plan (Compensation) effective as of July 1, 2004, as subsequently amended, and as restated September 20, 2006 (Investor Class shares).(23)


      - (b) Amendment No. 1, dated December 20, 2007, to the Registrant's First Restated Master Distribution Plan (Compensation) (Investor Class shares).(25)


  (6) - Master Related Agreement to First Restated Master Distribution Plan (Class A shares).(23)

  (7) - Master Related Agreement to First Restated Master Distribution Plan (Class C shares).(23)

  (8) - Master Related Agreement to Amended and Restated Master Distribution Plan (Class R shares).(23)


  (9) - Form of Master Related Agreement to First Restated Master Distribution Plan (Compensation) (Investor Class).(25)



n     -   (a) Twelfth Amended and Restated Multiple Class Plan of The AIM Family
          of Funds(R) effective December 12, 2001, as amended and restated effective December 7, 2007.(25)



      - (b) Thirteenth Amended and Restated Multiple Class Plan of The AIM Family of Funds(R) effective December 12, 2001, as amended and restated effective December 13, 2007.(25)


o     -   Reserved.

p (1) - AIM Funds, A I M Management Group Inc. Code of Ethics, adopted May 1, 1981, as last amended effective February 16, 2006, relating to A I M Management Group Inc., and any of its subsidiaries.(24)

  (2) - INVESCO Institutional (N.A.), Inc, Code of Ethics on behalf of AIM Enhanced Short Bond Fund, dated May 19, 2006.(23)

  (3) - INVESCO Asset Management Limited Code of Ethics on behalf of AIM International Bond Fund.(22)


  (4) - INVESCO Asset Management (Japan) Limited Code of Ethics on behalf of AIM Japan Fund.(25)



  (5) - INVESCO Hong Kong Limited Code of Ethics on behalf of AIM China Fund, as revised April 2007.(25)



  (6) - AIM Trimark Investments Addendum to the AMVESCAP Code of Conduct, as revised April 2, 2007.(25)



q     -   Powers of Attorney for Baker, Bayley, Bunch, Crockett, Dowden, Fields,
          Flanagan, Frischling, Mathai-Davis, Pennock, Soll, Stickel and Taylor.(25)


(1)  Incorporated herein by reference to PEA No. 55, filed on August 26, 1998.

(2)  Incorporated herein by reference to PEA No. 56, filed on December 30, 1998.

(3)  Incorporated herein by reference to PEA No. 57, filed on February 22, 1999.

(4)  Incorporated herein by reference to PEA No. 58, filed on February 24, 2000.

(5)  Incorporated herein by reference to PEA No. 59, filed on February 28, 2001.

(6)  Incorporated herein by reference to PEA No. 60, filed on October 12, 2001.

(7)  Incorporated herein by reference to PEA No. 61, filed on January 30, 2002.

(8)  Incorporated herein by reference to PEA No. 62, filed on August 14, 2002.b

(9)  Incorporated herein by reference to PEA No. 63, filed on February 20, 2003.

(10) Incorporated herein by reference to PEA No. 64, filed on August 20, 2003.

(11) Incorporated herein by reference to PEA No. 65, filed on October 10, 2003.

(12) Incorporated herein by reference to PEA No. 66, filed on February 25, 2004.

(13) Incorporated herein by reference to PEA No. 67, filed August 31, 2004.

(14) Incorporated herein by reference to PEA No. 70, filed on December 23, 2004.

(15) Incorporated herein by reference to PEA No. 71, filed on February 23, 2005.

(16) Incorporated herein by reference to PEA No. 72, filed on March 1, 2005.

(17) Incorporated herein by reference to PEA No. 73, filed on March 30, 2005.

(18) Incorporated herein by reference to PEA No. 74, filed on August 24, 2005.

(19) Incorporated herein by reference to PEA No. 75, filed on December 15, 2005.

(20) Incorporated herein by reference to PEA No. 76, filed on January 13, 2006.

(21) Incorporated herein by reference to PEA No. 77, filed on February 23, 2006.

(22) Incorporated herein by reference to PEA No. 78, filed on March 24, 2006.

(23) Incorporated herein by reference to PEA No. 79, filed on December 20, 2006.


(24) Incorporated herein by reference to PEA No. 80, filed on February 23, 2007.



(25) Filed herewith electronically.


Item 24. Persons Controlled by or Under Common Control With the Fund

     None

Item 25. Indemnification

     Indemnification provisions for officers, trustees, and employees of the Registrant are set forth in Article VIII of the Registrant's Amended and Restated Agreement and Declaration of Trust and Article VIII of its Amended and Restated Bylaws, and are hereby incorporated by reference. See Item 23(a) and (b) above. Under the Amended and Restated Agreement and Declaration of Trust, effective as of September 14, 2005, as amended, (i) Trustees or officers, when acting in such capacity, shall not be personally liable for any act, omission or obligation of the Registrant or any Trustee or officer except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust; (ii) every Trustee, officer, employee or agent of the Registrant shall be indemnified to the fullest extent permitted under the Delaware Statutory Trust act, the Registrant's Bylaws and other applicable law; (iii) in case any shareholder or former shareholder of the Registrant shall be held to be personally liable solely by reason of his being or having been a shareholder of the Registrant or any portfolio or class and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable portfolio (or allocable to the applicable class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Bylaws and applicable law. The Registrant, on behalf of the affected portfolio (or class), shall upon request by the shareholder, assume the defense of any such claim made against the shareholder for any act or obligation of that portfolio (or class).

     The Registrant and other investment companies and their respective officers and trustees are insured under a joint Mutual Fund Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company and certain other domestic issuers, with a $60,000,000 limit of liability (plus an additional $20,000,000 limit that applies to independent directors/trustees only).

     Section 16 of the Master Investment Advisory Agreement between the Registrant and AIM provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of AIM or any of its officers, directors or employees, that AIM shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of AIM to any series of the Registrant shall not automatically impart liability on the part of AIM to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.

     Section 7 of the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Sub-Advisory Contract") between AIM and AIM Funds Management Inc., between AIM and INVESCO Asset Management Limited, between AIM and INVESCO Asset Management (Japan) Limited, between AIM and INVESCO Institutional (N.A.), Inc and between AIM and INVESCO Hong Kong Limited provides that the Sub-advisor shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any series of the Registrant or the Registrant in connection with the matters to which the Sub-Advisory Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-advisor in the performance by the Sub-advisor of its duties or from reckless disregard by the Sub-advisor of its obligations and duties under the Sub-Advisory Contract.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, such indemnification by it is against public policy, as expressed in the Act and will be governed by final adjudication of such issue.


Item 26. Business and Other Connections of Investment Advisor

     The only employment of a substantial nature of AIM's directors and officers is with AIM and its affiliated companies. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of AIM Funds Management Inc., INVESCO Asset Management Limited, INVESCO Asset Management (Japan) Limited, INVESCO Institutional (N.A.), Inc. or INVESCO Hong Kong Limited reference is made to Form ADV filed under the Investment Advisers Act of 1940 by AIM Funds Management Inc., INVESCO Asset Management Limited, INVESCO Asset Management (Japan) Limited, INVESCO Institutional (N.A), Inc. and INVESCO Hong Kong, respectively herein incorporated by reference. Reference is also made to the caption "Fund Management - The Advisor" in the Prospectus which comprises Part A of the Registration Statement, and to the caption "Investment Advisory and Other Services" of the Statement of Additional Information which comprises Part B of the Registration Statement, and to
     Item 27(b) of this Part C.

Item 27. Principal Underwriters

(a) A I M Distributors, Inc., the Registrant's principal underwriter, also acts as a principal underwriter to the following investment companies:

     AIM Core Allocation Portfolio Series
     AIM Counselor Series Trust
     AIM Equity Funds
     AIM Funds Group
     AIM Growth Series
     AIM International Mutual Funds
     AIM Investment Securities Funds
     AIM Sector Funds
     AIM Special Opportunities Funds
     AIM Stock Funds
     AIM Summit Fund
     AIM Tax-Exempt Funds
     AIM Treasurer's Series Trust (with respect to its Investor Class Shares) AIM Variable Insurance Funds

     PowerShares Exchange-Traded Fund Trust


     PowerShares Exchange-Traded Fund Trust II



     Short-Term Investments Trust



     Tax-Free Investments Trust

(b) The following table sets forth information with respect to each director, officer or partner of A I M Distributors, Inc.


Name and Principal           Position and Offices with        Positions and Offices
Business Address*                   Underwriter                  with Registrant
------------------       --------------------------------   -------------------------
Philip A. Taylor         Director                           Trustee, Principal
                                                            Executive Officer &
                                                            President
John S. Cooper           President                          None
William Hoppe, Jr.       Executive Vice President           None
Karen Dunn Kelley        Executive Vice President           Vice President
Brian Lee                Executive Vice President           None
Ben Utt                  Executive Vice President           None
Patrick R. Bray          Senior Vice President              None
Michael A. Bredlau       Senior Vice President              None
LuAnn S. Katz            Senior Vice President              None
Ivy B. McLemore          Senior Vice President              None
Lyman Missimer III       Senior Vice President              Assistant Vice President
David J. Nardecchia      Senior Vice President              None
Margaret A. Vinson       Senior Vice President              None
Gary K. Wendler          Director & Senior Vice President   None
Scott B. Widder          Senior Vice President              None
John M. Zerr             Director, Senior Vice President    Senior Vice President,
                         & Secretary                        Secretary and Chief Legal
                                                            Officer
David A. Hartley         Treasurer & Chief Financial        None
                         Officer
Rebecca Starling-Klatt   Chief Compliance Officer and       None
                         Assistant Vice President
Lance A. Rejsek          Anti-Money Laundering Compliance   Anti-Money Laundering
                         Officer                            Compliance Officer


----------
*    11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

(c)  Not applicable.

Item 28. Location of Accounts and Records

     A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, will maintain physical possession of each such account, book or other document of the Registrant at its principal executive offices, except for those maintained by the Registrant's Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, and the Registrant's Transfer Agent and Dividend Paying Agent, AIM Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739.

Item 29. Management Services

     None.

Item 30. Undertakings

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 6th day of February, 2008.

                                        REGISTRANT: AIM INVESTMENT FUNDS


                                        By: /s/ Philip A. Taylor
                                            ------------------------------------
                                            Philip A. Taylor, President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURES                                  TITLE                     DATE
----------                      -----------------------------   ----------------


/s/ Philip A. Taylor                 Trustee & President        February 6, 2008
-----------------------------   (Principal Executive Officer)
(Philip A. Taylor)


/s/ Bob R. Baker*                          Trustee              February 6, 2008
-----------------------------
(Bob R. Baker)


/s/ Frank S. Bayley*                       Trustee              February 6, 2008
-----------------------------
(Frank S. Bayley)


/s/ James T. Bunch*                        Trustee              February 6, 2008
-----------------------------
(James T. Bunch)


/s/ Bruce L. Crockett*                 Chair & Trustee          February 6, 2008
-----------------------------
(Bruce L. Crockett)


/s/ Albert R. Dowden*                      Trustee              February 6, 2008
-----------------------------
(Albert R. Dowden)


/s/ Jack M. Fields*                        Trustee              February 6, 2008
-----------------------------
(Jack M. Fields)


/s/ Martin L. Flanagan*                    Trustee              February 6, 2008
-----------------------------
(Martin L. Flanagan)


/s/ Carl Frischling*                       Trustee              February 6, 2008
-----------------------------
(Carl Frischling)


/s/ Prema Mathai-Davis*                    Trustee              February 6, 2008
-----------------------------
(Prema Mathai-Davis)


/s/ Lewis F. Pennock*                      Trustee              February 6, 2008
-----------------------------
(Lewis F. Pennock)



/s/ Larry Soll*                            Trustee              February 6, 2008
-----------------------------
(Larry Soll)


/s/ Raymond Stickel, Jr.*                  Trustee              February 6, 2008
-----------------------------
(Raymond Stickel, Jr.)


/s/ Sidney M Dilgren              Vice President & Treasurer    February 6, 2008
-----------------------------      (Principal Financial and
(Sidney M. Dilgren)                  Accounting Officer)


*By /s/ Philip A. Taylor
    -------------------------
    Philip A. Taylor
    Attorney-in-Fact

* Philip A. Taylor, pursuant to powers of attorney dated April 23, 2007, filed herewith.

                                      INDEX

Exhibit
Number    Description
-------   -----------
b(c)      Amendment No. 2 to Amended and Restated Bylaws of Registrant, adopted effective March 23, 2007

b(d) Amendment No 3, to Amended and Restated Bylaws of Registrant, adopted effective January 1, 2008.

d(1)(m)   Amendment No 12, dated February 28, 2007, to the Master Investment
          Advisory Agreement, dated September 11, 2000, between Registrant and A
          I M Advisors, Inc.

d(1)(n)   Amendment No. 13, dated July 1, 2007, to the Master Investment
          Advisory Agreement, dated September 11, 2000, between Registrant and A
          I M Advisors, Inc.

d(3)(b)   Amendment No. 1, dated February 28, 2007, to the Master Intergroup
          Sub-Advisory Contract for Mutual Funds, dated March 31, 2006, between
          A I M Advisors, Inc. and INVESCO Asset Management Limited on behalf of
          AIM International Bond Fund

d(5)(b)   Amendment No. 1, dated February 28, 2007, to the Master Intergroup
          Sub-Advisory Contract for Mutual Funds, between A I M Advisors, Inc.
          and INVESCO Institutional (N.A), Inc. on behalf of AIM LIBOR Alpha
          Fund

e(1)(d)   Amendment No. 3, dated February 28, 2007, to the First Restated Master
          Distribution Agreement (all classes of shares except Class B shares), between Registrant and A I M Distributors, Inc.

e(1)(e)   Amendment No. 4, dated March 9, 2007, to the First Restated Master
          Distribution Agreement (all classes of shares except Class B shares), between Registrant and A I M Distributors, Inc.

e(1)(f)   Amendment No. 5, dated April 23, 2007, to the First Restated Master
          Distribution Agreement (all classes of shares except Class B shares), between Registrant and A I M Distributors, Inc.

e(1)(g)   Amendment No. 6, dated September 28, 2007, to the First Restated
          Master Distribution Agreement (all classes of shares except Class B shares), between Registrant and A I M Distributors, Inc.

e(1)(h)   Amendment No. 7, dated December 20, 2007, to the First Restated Master
          Distribution Agreement, made as of August 18, 2003, as subsequently amended, and as restated September 20, 2006, by and between Registrant
          (all classes of shares except Class B shares) and A I M Distributors,
          Inc.

e(2)(c)   Amendment No. 2, dated February 28, 2007, to the First Restated Master
          Distribution Agreement (Class B share), between Registrant and A I M
          Distributors, Inc.

e(2)(d)   Amendment No. 3, dated March 9, 2007, to the First Restated Master
          Distribution Agreement (Class B shares), between Registrant and A I M
          Distributors, Inc.

e(2)(e)   Amendment No. 4, dated April 23, 2007, to the First Restated Master
          Distribution Agreement (Class B shares), between Registrant and A I M
          Distributors, Inc.

f(2)(b)   Form of supplement to Deferred Compensation Plans, dated January 1,
          2005 with Registrant and AIM Funds

h(1)(b)   Amendment No. 1, dated as of July 1, 2007, to Third Amended and
          Restated Transfer Agency and Service Agreement between Registrant and
          AIM Investment Services, Inc.

h(2)(b)   Amendment No. 1, dated February 28, 2007, to the Second Amended and
          Restated Master Administrative Services Agreement, between Registrant and A I M Advisors, Inc.

h(3)(a)   Third Amended and Restated Memorandum of Agreement regarding
          Securities Lending Waiver, dated July 1, 2007, between Registrant (on behalf of all Funds) and A I M Advisors, Inc.

h(4)(a) Memorandum of Agreement, regarding expense limitations, dated July 1, 2007, between Registrant (on behalf of certain Funds) and A I M
          Advisors, Inc.

h(5)(a) Memorandum of Agreement, regarding advisory fee waivers, dated July 1, 2007, between Registrant (on behalf of certain Funds) and A I M
          Advisors, Inc.

h(6)(a)   Memorandum of Agreement, regarding 12b-1 fee waivers, dated January
          31, 2008, between Registrant (on behalf of AIM LIBOR Alpha Fund) and A
          I M Distributors, Inc.

h(9)      Memorandum of Agreement, dated July 1, 2007, regarding Affiliated
          Money Market Fund Waiver, between Registrant and A I M Advisors, Inc.

j(1)      Consent of Ballard Spahr Andrews & Ingersoll, LLP

j(2)      Consent of PricewaterhouseCoopers. LLP

m(1)(b)   Amendment No. 1, dated January 31, 2007, to the Registrant's First
          Restated Master Distribution Plan (Class A shares)

m(1)(c)   Amendment No. 2, dated February 28, 2007, to the Registrant's First
          Restated Master Distribution Plan (Class A shares)

m(1)(d)   Amendment No. 3, dated March 9, 2007, to the Registrant's First
          Restated Master Distribution Plan (Class A shares)

m(1)(e)   Amendment No. 4, dated April 23, 2007, to the Registrant's First
          Restated Master Distribution Plan (Class A shares)

m(2)(c)   Amendment No. 2, dated February 28, 2007, to the Registrant's First
          Restated Master Distribution Plan (Class B shares) (Securitization
          Feature)

m(2)(d)   Amendment No. 3, dated March 9, 2007, to the Registrant's First
          Restated Master Distribution Plan (Class B shares) (Securitization
          Feature)

m(2)(e)   Amendment No. 4, dated April 23, 2007, to the Registrant's First
          Restated Master Distribution Plan (Class B shares) (Securitization
          Feature)

m(3)(c)   Amendment No. 2, dated February 28, 2007, to the First Restated Master
          Distribution Plan between Registrant (Class C shares) and A I M
          Distributors, Inc.

m(3)(d)   Amendment No. 3, dated March 9, 2007, to the First Restated Master
          Distribution Plan between Registrant (Class C shares) and A I M
          Distributors, Inc.

m(3)(e)   Amendment No. 4, dated April 23, 2007, to the First Restated Master
          Distribution Plan between Registrant (Class C shares) and A I M
          Distributors, Inc.

m(4)(c)   Amendment No. 2, dated February 28, 2007, to the Registrant's First
          Restated Master Distribution Plan (Class R shares)

m(5)(b)   Amendment No. 1, dated December 20, 2007, to the Registrant's First
          Restated Master Distribution Plan (Compensation) (Investor Class shares)

m(9)      Form of Master Related Agreement to First Restated Master Distribution
          Plan (Compensation) (Investor Class)

n(a)      Twelfth Amended and Restated Multiple Class Plan of The AIM Family of
          Funds(R) effective December 12, 2001, as amended and restated effective December 7, 2007

n(b) Thirteenth Amended and Restated Multiple Class Plan of The AIM Family of Funds(R) effective December 12, 2001, as amended and restated effective December 13, 2007

p(4)      INVESCO Asset Management (Japan) Limited Code of Ethics on behalf of
          AIM Japan Fund

p(5) INVESCO Hong Kong Limited Code of Ethics on behalf of AIM China Fund, as revised April 2007

p(6) AIM Trimark Investments Addendum to the AMVESCAP Code of Conduct, as revised April 2, 2007

q         Powers of Attorney for Baker, Bayley, Bunch, Crockett, Dowden, Fields,
          Flanagan, Frischling, Mathai-Davis, Pennock, Soll, Stickel and Taylor